UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07989

                         Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800

                                 Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street, Suite 1800

                             Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

METWEST FUNDS
AlphaTrak 500 Fund
Corporate Bond Fund
Flexible Income Fund
Floating Rate Income Fund
High Yield Bond Fund
Intermediate Bond Fund
Investment Grade Credit Fund
Low Duration Bond Fund
Opportunistic High Income Credit Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short Bond Fund
Unconstrained Bond Fund

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can call 1-800-241-4671, if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

Metropolitan West Funds
Table of Contents	September 30, 2021

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Semi-Annual Report for the Funds for the period ended September 30, 2021. As the assets of the Funds grew to $97 billion over the course of the past six months on performance gains and continuing investor sponsorship, a new strategy was added to the complex in the Opportunistic High Income Credit Fund. This new Fund will use the bottom-up value discipline characteristic of the MetWest management team to seek credit-specific opportunities extending across the quality spectrum and equity exposure as warranted. Adding this Fund represents an ongoing commitment to grow the product range in a measured approach consistent with strengths of our investment professionals.

The September 30, 2021 Semi-Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I-Class (MWCBX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX), I-Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I-Class (MWFLX),
Plan-Class (MWFPX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I-Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Opportunistic High Income Credit Fund	M-Class (MWORX), I-Class (MWOPX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
I-2-Class (MWTTX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I-Class (MWCIX),
Plan-Class (MWCPX)

Economic Review and Market Environment

Concerns about inflation monopolized headlines to start the year, leading to a significant re-pricing higher of interest rates in the opening months of 2021. Pricing pressures did ultimately manifest in the second quarter, with consecutive upside surprises for the consumer price index, though the reflation trade subsequently stalled as markets appeared to buy into the Fed’s narrative that these higher inflation prints would prove transitory. On the macroeconomic data front, though releases were generally positive to start the year (with a surge in manufacturing indices, relatively strong earnings results, and a marked improvement in consumer confidence), the sustainability of the recovery was brought into question during the summer months. The moderation of growth expectations stemmed partly from the spread of the Delta variant of the coronavirus, which held back economic activity despite accelerating inoculation progress and the avoidance of broader renewed lockdown measures. Further headwinds to economic growth came in the form of less accommodative monetary policy globally, as central banks signaled a move to reduced extraordinary pandemic-induced stimulus. At least fifteen central bank decisions came in the final week of the third quarter in response to robust recoveries and mounting inflation pressures, highlighted by the first post-crisis interest rate increase among G-10 currencies (Norway), while the Fed’s September meeting indicated that a taper announcement before the end of the year was all but certain. Amidst this environment, rates rose across all maturities in September, while equities as measured by the S&P Index fell over 4.6% for the month. For the full semi-annual period, however, the S&P 500 Index rose 9.2% and the 10-Year U.S. Treasury yield ended the period approximately 25 bps lower from the high of 1.74% hit at the end of March.

Given the decline in Treasury yields off March highs, fixed income markets delivered broadly positive total returns. The Bloomberg U.S. Aggregate Bond Index advanced 1.9% during the six-month period, outpacing duration-matched Treasuries by approximately 11 bps. This headline return was driven by investment grade corporates, which gained 3.5% and outpaced duration-matched Treasuries by 96 bps, led by sectors that benefitted from a re-opening theme such as energy and transportation. High yield fared even better, up nearly 3.7% with 290 bps of positive excess returns, driven by the lower quality cohort of CCC-rated issues, which were up 4.3%. Securitized sectors trailed corporates, though managed positive excess return with the exception of agency mortgage-backed securities (MBS). Agency MBS continued to benefit from ongoing Fed purchases, however, rate volatility as well as concerns over the prospect of Fed tapering held the sector back, resulting in nearly 60 bps of negative excess returns relative to Treasuries. Legacy non-agency MBS, on the other hand, delivered steady positive returns, recovering from early

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2020 losses amid improved sentiment and ongoing improvement in the macro environment. Commercial MBS returned 1.8%, driven by non-agency backed collateral, which delivered over 100 bps of positive excess returns. Finally, asset-backed securities (ABS) rose 0.4% and performed ahead of duration-matched Treasuries by 27 bps.

The Economy and Market Ahead

The Fed, along with central banks globally, has a very difficult job ahead in trying to manage the withdrawal of fiscal and monetary stimulus, particularly as the list of “unknowns” grows. Risks include the potential for meaningful volatility due to a mistake by the Fed, higher inflation, slowing growth, the effects of elevated leverage, a change in the course of the COVID-19 virus, or myriad other factors. As such, the Fed will likely be quicker to increase accommodation rather than to reduce it, as high inflation, while painful, is a problem with some history (and a presumption to choke it off a la Volcker). Within this more vulnerable environment, valuations have been broadly unchanged with spread decompression across sectors and ratings minimal at best. Financial markets across the board are priced for perfection and, as value driven fixed income investors, experience says that perfection carries more downside than upside. All of this suggests that caution is warranted (notably so in the credit space) as the disparate indicators will ultimately need to be reconciled, a process typically accompanied by increased volatility.

Data sources for the discussion above include Bloomberg, JPMorgan and Merrill Lynch.

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund (MWATX)

The MetWest AlphaTrak 500 Fund (“Fund”) gained 8.8% (net of fees) for the six-month reporting period ending September 30, 2021, but trailed the S&P 500 Index by 34 bps. The allocation to corporate credit provided a boost to returns as corporates delivered excess returns of 96 bps versus Treasuries on a duration-adjusted basis, while issue selection within the sector further boosted relative returns, with the biggest absolute contributions coming from banking, electric, wireless, midstream, airlines, manufacturing, pharmaceuticals, and finance companies. Away from credit, the emphasis on non-agency MBS provided a tailwind to performance as the sector continued to benefit from a solid housing backdrop and improving loan-to-value ratios. Agency MBS holdings maintained a bias for current (low) coupon issues, which benefited performance for the overall period given the Fed’s significant sponsorship, despite the sector coming under pressure toward the end of the timeframe on tapering concerns. The Fund’s emphasis on mortgage TBAs (To-Be-Announced) further contributed, owing to TBAs maintaining a higher running yield than specified pools. Producing additional gains were ABS and non-agency commercial mortgage-backed securities (CMBS), owing to strong investor demand, a relatively healthy consumer base, and ongoing improvements in fundamentals (i.e. lower delinquencies and special servicing rates), with collateralized loan obligations (CLOs) and government-guaranteed student loans leading contributions to returns in the former. Finally, the Fund’s small positive duration position detracted from returns amid the rise in front-end yields. Note that the Fund holds S&P 500 Index futures, which allows the portfolio to replicate the return of the benchmark, while the underlying fixed income portfolio generated the excess return.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated, and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals, communications, and certain financials like well-capitalized banks) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Among securitized, the strategy holds a small position in low coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship and money center banks. Meanwhile, a small allocation to well-structured collateralized mortgage obligations (CMOs) is maintained given relatively stable duration profiles. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure AAA-rated exposures, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with possible additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans. In addition, the Fund maintains a sizable allocation to government and cash bonds, despite low rates, as a buffer given the potential for equity volatility. Finally, duration positioning stands at a relatively modest 0.7 years as Treasury rates remain near historic lows.

Semi-Annual Report September 2021 / 2

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	8.84%	30.07%	16.29%	17.58%	17.78%	8.18%
S&P 500 Index	9.18%	30.00%	15.98%	16.89%	16.62%	7.90%

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

The MetWest Corporate Bond Fund – I Class (“Fund”) gained 3.4% (net of fees) over the six-month period ending September 30, 2021, trailing the Bloomberg U.S. Corporate Index (“Index”) by approximately 10 bps. Performance was held back by the underweight to corporate credit as yield premiums declined amid improved economic data. Most notably, the underweight to top performing energy and retail sectors was a headwind. However, this was somewhat offset by issue selection within the space that rewarded relative returns. More specifically, credit holdings in the portfolio maintained a higher average yield than those in the benchmark, which benefitted relative returns, along with midstream energy and non-cyclical holdings that outpaced those in the benchmark. An off-Index position in taxable municipals was additive, given that the sector generally outperformed corporate credit. The modest allocation to securitized products had a positive impact on returns, with contributions led by non-agency backed CMBS issues. Finally, the duration profile of the portfolio has been adjusted in a disciplined manner given the evolving value proposition, but was shorter than the index for most of the period, which rewarded returns as Treasury yields rose later in the period, but was a drag in June and July when rates declined notably.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated issues, and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Among financials, while the Fund added new issue banking credits earlier in the year, the position remains underweight, though this is somewhat offset by an overweight to finance companies, REITs and certain insurance credits with attractive long-term fundamentals. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Within the off-Index allocation to securitized products, the focus remains on high quality, more defensive CMBS and ABS holdings generally at the top-of-the-capital structure (though there is some potential to move down the capital structure as opportunities arise). Finally, overall duration positioning remains defensive given historically low yields, with the strategy ending the period approximately 0.5 years shorter than the Index.

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCSX (Inception: June 29, 2018)	3.31%	1.90%	8.73%	—	—	8.58%
Bloomberg U.S. Corporate Index	3.54%	1.74%	7.44%	—	—	7.15%
MWCBX (Inception: June 29, 2018)	3.44%	2.15%	9.00%	—	—	8.85%
Bloomberg U.S. Corporate Index	3.54%	1.74%	7.44%	—	—	7.15%

Metropolitan West Flexible Income Fund

M-Class (MWFSX), I-Class (MWFEX)

The MetWest Flexible Income Fund – I Class (“Fund”) gained 2.6% (net of fees) for the six-month period ending September 30, 2021, outpacing the Bloomberg U.S. Aggregate Bond Index (“Index”) by nearly 70 bps. Outperformance for the period was driven by issue selection among corporate and securitized issues, particularly legacy non-agency residential MBS positions (not held in the benchmark) as the sector benefitted from the ongoing strength in housing with the added bonus of being mostly floating rate amid the rise in yields later in the period, gaining more than 3% over the past six months. In the credit space, holdings in the portfolio maintained a higher average yield than those in the benchmark, which benefitted relative returns, along with favorable issue selection, with the emphasis on non-cyclicals and communications contributing as these sectors tightened, albeit by less than other areas more impacted by the pandemic. Additionally, the allocation to high yield debt provided a sizable tailwind as the sector outpaced Treasuries by 290 bps on a duration-adjusted basis. Smaller, though notable, contributions came from the allocation with ABS on CLOs, and among CMBS on private label issuance which outpaced agency CMBS for the period. Agency residential MBS, however, underperformed, led lower by current coupon issues resulting in a drag on relative performance. Finally, with rates falling during the earlier part of the period, the duration position of the Fund was trimmed in disciplined fashion, with the significant underweight to the index growing, particularly in the long-end of the curve. This position weighed on relative performance as longer Treasury yields fell.

3 / Semi-Annual Report September 2021

Given prevailing conditions, the strategy is more defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by swapping into shorter-dated issues where credit curves are flat, reducing tight commodity-exposed names/sectors based upon our value discipline, and enhancing liquidity in anticipation of better entry points. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Additionally, a sizable allocation to up in quality high yield corporate credit is maintained, while avoiding the lowest quality bonds (i.e., the CCC and below rated cohort) as these are particularly vulnerable to an adverse shock as discount has largely evaporated from the marketplace. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Among securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship as well as money center banks. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields. Finally, overall duration positioning remains defensive given historically low yields.

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFSX (Inception: November 30, 2018)	2.44%	5.24%	—	—	—	11.91%
Bloomberg U.S. Aggregate Bond Index	1.88%	-0.90%	—	—	—	5.75%
MWFEX (Inception: November 30, 2018)	2.56%	5.49%	—	—	—	12.05%
Bloomberg U.S. Aggregate Bond Index	1.88%	-0.90%	—	—	—	5.75%

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX), Plan-Class (MWFPX)

The MetWest Floating Rate Income Fund – I Class (“Fund”) gained 1.9% (net of fees) for the six-month period ending September 30, 2021, but trailed the S&P/LSTA Leveraged Loan Index (“Index”) by 71 bps. As risk generally outperformed amid the ongoing recovery from March 2020 lows, a defensive posture expressed via an underweight in outperforming energy and metals & minerals hindered returns, with these industries further sustained by a surge in commodity prices toward the end of the period due to a global supply crunch. Issue selection among technology also detracted, though holdings in the consumer sectors netted a small positive contribution, notably among non-cyclicals in healthcare and beverage as these also bested the Index, with consumers largely healthy as reflected in high savings and robust spending, partially attributable to government stimulus checks. In communications, although the sector was among laggards in loans, weighed down in part by C-band auction spending for 5G investment, idiosyncratic names selected in the Fund rewarded performance. Financial holdings, meanwhile, detracted amid a flatter curve, with brokerage names particularly negative. Finally, on a quality basis, the Fund’s preference for higher rated loans was a drag against the outperformance by lower quality, illustrated by CCCs gaining 5.6% while Bs were up 2.7% for the semi-annual period.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Within loans, the team has taken a prudent approach, de-risking exposures by moving up the quality spectrum, reducing tight commodity-exposed names/industries, swapping into shorter-dated, and enhancing liquidity. Prospective returns for the lowest rated issues (i.e., the CCC and below segments) are particularly vulnerable to an adverse shock as discount has largely evaporated from the marketplace. Against this backdrop, TCW’s value-oriented strategy will continue to approach markets with caution. The focus remains on industries that offer more stability in times of volatility (such as consumer non-cyclicals, certain communications, regional gaming, and select packaging) and on idiosyncratic opportunities where wider spreads offer more compelling value. Meanwhile, those that are asset-light and more susceptible to potential market headwinds like energy, cyclicals (e.g., retail), transportation, capital goods, and technology represent a relative underweight. In financials, allocations are based on attractive relative value, while banking is a small overweight amid the potential for a steeper curve, which benefits net interest margins. Finally, the small allocation to utilities remains an underweight, with the position emphasizing electric names. Going forward, performance in the intermediate term is likely to be less attributable to market beta and more the result of loan-specific alpha given expectations for episodic volatility, informing the continued focus on issue selection and fundamental underwriting metrics to extract value from idiosyncratic opportunities with favorable risk-adjusted potential.

Semi-Annual Report September 2021 / 4

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	1.78%	5.63%	3.51%	3.64%	—	3.64%
S&P/LSTA Leveraged Loan Index	2.60%	8.40%	4.14%	4.56%	—	4.14%

MWFLX (Inception: June 28, 2013)	1.89%	5.85%	3.72%	3.87%	—	3.84%
S&P/LSTA Leveraged Loan Index	2.60%	8.40%	4.14%	4.56%	—	4.14%

MWFPX (Inception: January 29, 2021)	1.99%	—	—	—	—	2.31% [1]
S&P/LSTA Leveraged Loan Index	2.60%	—	—	—	—	3.20%

[1] Non-annualized. Cumulative return for the Plan Class during the period of January 29, 2021 through September 30, 2021.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

The MetWest High Yield Bond Fund – I Class (“Fund”) gained 3.34% (net of fees) over the six-month reporting period ending September 30, 2021, approximately 28 bps behind the return of the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap. An underweight to energy weighed on relative returns as this was the best performing sector in the Index, led higher by an over 12% gain for oil field services, while independent exploration and production (E&P) credits followed with a gain of 9.5%. The underweight to retailers and retail REITs was another drag on returns as both outperformed the Index given the continued recovery for consumer spending. Meanwhile, an overweight to trailing communications and consumer non-cyclicals (particularly pharmaceuticals) was offset by favorable issue selection within these sectors. An up-in-quality bias was a slight headwind, as the CCC-rated cohort outpaced the broader universe with a total return of 4.3% (B- and BB-rated credits followed with gains of 2.8% and 4.0%, respectively). Finally, the Fund’s duration was maintained relatively short versus the Index (from 0.4 to 0.5 years short), which weighed on performance as Treasury rates fell during the period for intermediate Treasuries.

Given prevailing conditions, the strategy is more defensively positioned, with elevated liquidity to respond to potential volatility. Within credit, the team has taken a prudent approach, enhancing quality and de-risking where possible. Prospective returns for the lowest quality bonds (i.e., the CCC and below rated cohort) are particularly vulnerable to an adverse shock as discount has largely evaporated from the marketplace. The percent of high yield bonds trading at distressed valuations (spreads wide of 1,000 bps) has collapsed to 1.2%, with less than ten discrete bonds trading at a price below $70. Against this backdrop, TCW’s value-oriented strategy will continue to approach markets prospectively with caution given expectations for episodic volatility. A prevailing view from the team is that there will be additional opportunities to expand the risk budget at more attractive entry points. Until such time, the Fund continues to conduct relative value trades with an overall emphasis on what are viewed as more resilient, defensive areas of the market such as non-cyclical, recession-resistant sectors (e.g., communications and consumer non-cyclicals) while financials, energy, retail and technology credits represent relative underweights. Given expectations for further market volatility, prospective performance gains are likely to be less attributable to market beta and more the result of credit-specific alpha, informing the continued focus on security selection and fundamental credit underwriting to minimize principal loss. Finally, the Fund’s duration positioning ended the quarter at approximately 0.4 years shorter than the benchmark as Treasury rates remain near historic lows.

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	3.34%	8.34%	8.13%	6.54%	6.33%	8.10%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	3.65%	11.27%	6.88%	6.50%	7.41%	8.64%

MWHIX (Inception: March 31, 2003)	3.37%	8.51%	8.36%	6.79%	6.59%	7.59%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	3.65%	11.27%	6.88%	6.50%	7.41%	8.09%

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) gained 0.88% (net of fees) for the six-month period ending September 30, 2021, trailing the Bloomberg Intermediate U.S. Government/Credit Index (“Index”) by 12 bps. Returns benefitted from issue selection among corporate and residential MBS. More specifically, legacy non-agency residential MBS positions (not held in the benchmark) boosted performance as the sector benefitted from the ongoing strength in housing with the added bonus of being

5 / Semi-Annual Report September 2021

mostly floating rate amid the rise in yields later in the period, gaining more than 3% for the period. Agency residential MBS, however, underperformed for the period, led lower by current coupon issues resulting in a drag on relative performance. While the underweight to corporate credit also resulted in a small drag as yield premiums declined amid improved economic data, issue selection within the space rewarded relative returns with credit holdings in the portfolio maintaining a higher average yield than those in the benchmark. Finally, the duration profile of the Fund has been adjusted in a disciplined manner given the evolving value proposition, but was shorter than the Index for most of the period, which rewarded returns as Treasury yields rose later in the period.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated issues, and enhancing liquidity. The focus remains on sectors that are viewed as offering more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Among securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship as well as money center banks. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans. Finally, overall duration positioning remains defensive given historically low yields, with the strategy ending the quarter approximately 0.4 years shorter than the Index.

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	0.77%	0.34%	4.95%	2.72%	3.06%	4.17%
Bloomberg Intermediate U.S. Government/Credit Index	1.00%	-0.40%	4.63%	2.60%	2.52%	3.41%
MWIIX (Inception: June 28, 2002)	0.88%	0.47%	5.16%	2.94%	3.28%	4.96%
Bloomberg Intermediate U.S. Government/Credit Index	1.00%	-0.40%	4.63%	2.60%	2.52%	3.78%

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

The MetWest Investment Grade Credit Fund – I Class (“Fund”) gained 1.66% (net of fees) over the six-month period ending September 30, 2021, outpacing the Bloomberg U.S. Intermediate Credit Index (“Index”) by 3 bps. The Fund’s more defensive posture with an underweight to corporate credit detracted from relative returns as intermediate corporates outpaced Treasuries by approximately 90 bps and saw yield premiums grind lower, particularly for COVID-19-sensitive segments of industrials like lodging and energy. Nevertheless, issue selection helped to somewhat offset this drag, with the emphasis on non-cyclicals and communications contributing as these sectors tightened, albeit by less than other areas more impacted by the pandemic. Meanwhile, the off-Index allocation to securitized products was the largest driver of returns. In particular, the Fund’s CMBS holdings fared well during the period, led by contributions from non-agency backed issues which outpaced Treasuries by over 100 bps on a duration-adjusted basis, and the position was trimmed on strength. Meanwhile, the allocation to residential agency MBS was a modest headwind to returns as the sector underperformed for the period, led lower by current coupon issues. Finally, the duration profile of the Fund has been adjusted in a disciplined manner given the evolving value proposition, but was shorter than the Index for most of the period, which rewarded returns as Treasury yields rose later in the period, but was a drag in June and July when rates declined notably.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated issues, and enhancing liquidity. The focus remains on sectors that are viewed as offering more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Within the off-Index allocation to securitized products, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship as well as money center banks. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new

Semi-Annual Report September 2021 / 6

exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans. Finally, overall duration positioning remains defensive given historically low yields, with the strategy ending the period approximately 0.5 years shorter than the Index.

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWISX (Inception: June 29, 2018)	1.56%	2.09%	6.53%	—	—	7.17%
Bloomberg U.S. Intermediate Credit Index	1.63%	1.06%	5.55%	—	—	5.34%
MWIGX (Inception: June 29, 2018)	1.66%	2.30%	6.76%	—	—	7.39%
Bloomberg U.S. Intermediate Credit Index	1.63%	1.06%	5.55%	—	—	5.34%

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 0.7% (net of fees) over the six-month reporting period as of September 30, 2021, outpacing the ICE BofA 1-3 Year U.S. Treasury Index by 70 bps. The allocation to corporate credit provided a boost to returns as short corporates outpaced Treasuries by 36 bps on a duration-adjusted basis, while issue selection within the sector further boosted relative returns, with the biggest absolute contributions coming from banking, healthcare, midstream, finance companies, and communications. Meanwhile, a notable gain derived from a modest allocation to bank loans, which performed well given higher inflation expectations. Away from credit, the emphasis on non-agency MBS provided a tailwind to performance as the sector continued to benefit from a solid housing backdrop and improving loan-to-value ratios. Agency MBS holdings maintained a bias for current (low) coupon issues, which benefited performance for the overall period given the Fed’s significant sponsorship, despite the sector coming under pressure toward the end of the timeframe on tapering concerns. The Fund’s emphasis on mortgage TBAs further contributed, owing to TBAs maintaining a higher running yield than specified pools. Producing additional gains were ABS and non-agency CMBS, owing to strong investor demand, a relatively healthy consumer base, and ongoing improvements in fundamentals (i.e., lower delinquencies and special servicing rates), with CLOs leading contributions to returns in the former. Finally, the duration profile of the Fund was adjusted in a disciplined manner based on evolving value propositions but remained shorter than that of the Index overall, which resulted in a small contribution as short yields ended higher for the specified period.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated, and enhancing liquidity. The focus remains on sectors that are viewed as offering more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Among securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship as well as money center banks. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with possible additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans. Finally, overall duration positioning remains defensive given historically low yields, with the strategy ending the quarter approximately 0.3 years shorter than the Index.

7 / Semi-Annual Report September 2021

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.50%	0.93%	2.97%	2.03%	2.29%	3.50%
ICE BofA 1-3 Year U.S. Treasury Index	0.02%	0.03%	2.63%	1.63%	1.16%	3.09%
MWLIX (Inception: March 31, 2000)	0.72%	1.25%	3.18%	2.23%	2.51%	3.21%
ICE BofA 1-3 Year U.S. Treasury Index	0.02%	0.03%	2.63%	1.63%	1.16%	2.72%
MWLNX (Inception: September 22, 2009)	0.43%	0.92%	2.84%	1.91%	2.16%	3.04%
ICE BofA 1-3 Year U.S. Treasury Index	0.02%	0.03%	2.63%	1.63%	1.16%	1.29%

Metropolitan West Opportunistic High Income Credit Fund

M-Class (MWORX), I-Class (MWOPX)

Following its launch date of August 2, 2021, the MetWest Opportunistic High Income Fund – I Class (“Fund”) returned 2.47% (net of fees), ahead of the 0.89% gain delivered by the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap over the same period. Given a broad selection set including equities, bank loans, corporate and securitized credit, the Fund performance benefitted from weightings to legacy non-agency residential mortgage-backed securities, as well as commercial mortgage-backed securities. In addition, selections in the Pharmaceutical, Communications, Entertainment and Energy industries provided good incremental return contributions.

Strategically, the Fund will tend to position for good value opportunities with a higher yield profile. With a view that general valuation levels across risk markets skew to the richer end, the search for idiosyncratic securities and themes will guide the approach. Presently, just under a quarter of the holdings are allocated to residential and commercial MBS, with just 10% of Fund NAV allocated to each of equities and bank loans. Expectations are that these exposures can vary substantially as value perspectives shift in the market and present yield opportunities at attractive risk-adjusted yields.

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception[1]
MWORX (Inception: August 2, 2021)	—	—	—	—	—	2.62%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	—	—	—	—	—	0.89%
MWOPX (Inception: August 2, 2021)	—	—	—	—	—	2.47%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	—	—	—	—	—	0.89%

[1] Non-annualized. Cumulative return for the Fund during the period of August 2, 2021 through September 30, 2021.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Fund – I Class (“Fund”) gained 1.50% (net of fees) for the six-month period ending September 30, 2021, outpacing the ICE BofA U.S. 3-Month U.S. Treasury Bill Index Plus 200 bps by over 60 bps. Returns were boosted by spread sector exposure, led by securitized products. In particular, non-agency MBS holdings provided a tailwind to performance as the sector continued to benefit from a solid housing backdrop and improving loan-to-value ratios. Smaller, though still meaningful, contributions came from ABS and CMBS exposures, owing to strong investor demand, a relatively healthy consumer base, and ongoing improvements in fundamentals (i.e. lower delinquencies and special servicing rates), with CLOs and government-guaranteed student loans leading contributions to returns in the former. The agency MBS allocation was challenged during the period in light of tapering concerns, and the sector posted negative excess returns – though a focus on TBAs offset this drag. Meanwhile, the allocation to corporate credit was additive, as the sector delivered excess returns of 96 bps versus Treasuries on a duration-adjusted basis. Notably, favorable issue selection within the sector further boosted relative returns, with the biggest absolute contributions coming from banking, midstream energy, consumer non-cyclicals, and communications names. Finally, the duration position was adjusted in a disciplined manner against a backdrop of rate volatility from 2.4 years at March month-end to close the period at 1.9 years, a position which boosted performance as rates fell for intermediate and longer maturities, with the 10-Year yield over 25 bps lower from the end of March.

Given prevailing conditions, the strategy remains defensively positioned, with ample levels of liquidity to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum (given tight A/BBB relationships), reducing tight commodity-exposed names/sectors, swapping into shorter-dated maturities (where

Semi-Annual Report September 2021 / 8

curves are flat), and enhancing liquidity. The focus remains on sectors that are viewed as offering more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Among securitized, legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. The strategy also maintains a position in agency MBS, with a focus on current coupon agency MBS TBAs which remain attractive given relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans. Finally, overall duration positioning remains defensive given historically low yields, with the strategy ending the period at approximately 1.9 years.

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	1.50%	5.56%	4.43%	3.56%	3.99%	4.16%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	1.01%	2.07%	3.20%	3.17%	2.63%	3.31%
MWSIX (Inception: March 31, 2004)	1.62%	5.81%	4.66%	3.80%	4.25%	3.70%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	1.01%	2.07%	3.20%	3.17%	2.63%	3.32%

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX),

Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) returned 1.9% (net of fees) for the six-month period ending September 30, 2021, outpacing the Bloomberg U.S. Aggregate Bond Index (“Index”) by 5 bps. Outperformance for the period was driven by issue selection among corporate and residential MBS. More specifically, legacy non-agency residential MBS positions (not held in the benchmark) boosted performance as the sector benefitted from the ongoing strength in housing with the added bonus of being mostly floating rate amid the rise in yields later in the period, gaining more than 3% for the period. Agency residential MBS, however, underperformed for the period, led lower by current coupon issues resulting in a drag on relative performance. While the underweight to corporate credit also resulted in a small drag as yield premiums declined amid improved economic data, issue selection within the space rewarded relative returns. More specifically, credit holdings in the portfolio maintained a higher average yield than those in the benchmark, which benefitted relative returns, along with energy and non-cyclical holdings that outpaced those in the benchmark. Additionally, the small position in high yield corporates contributed as the sector outpaced Treasuries by 290 bps on a duration-adjusted basis. Finally, the duration profile of the Fund has been adjusted in a disciplined manner given the evolving value proposition, but was shorter than the Index for most of the period, which rewarded returns as Treasury yields rose later in the period, but was a drag in June and July when rates declined notably.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated issues, and enhancing liquidity. The focus remains on sectors that are viewed as offering more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Among securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship as well as money center banks. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans. Finally, overall duration positioning remains defensive given historically low yields, with the strategy ending the quarter approximately 0.4 years shorter than the Index.

9 / Semi-Annual Report September 2021

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	1.91%	0.02%	5.91%	3.30%	3.94%	5.96%
Bloomberg U.S. Aggregate Bond Index	1.88%	-0.90%	5.35%	2.94%	3.01%	5.07%
MWTIX (Inception: March 31, 2000)	1.93%	0.15%	6.15%	3.51%	4.17%	5.83%
Bloomberg U.S. Aggregate Bond Index	1.88%	-0.90%	5.35%	2.94%	3.01%	4.84%
MWTTX (Inception: March 6, 2020)	1.90%	0.07%	—	—	—	1.60%
Bloomberg U.S. Aggregate Bond Index	1.88%	-0.90%	—	—	—	1.27%
MWTNX (Inception: December 18, 2009)	1.76%	-0.18%	5.79%	3.16%	3.80%	4.44%
Bloomberg U.S. Aggregate Bond Index	1.88%	-0.90%	5.35%	2.94%	3.01%	3.58%
MWTSX (Inception: August 1, 2011)	1.96%	0.25%	6.21%	3.59%	4.19%	4.16%
Bloomberg U.S. Aggregate Bond Index	1.88%	-0.90%	5.35%	2.94%	3.01%	3.18%

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 0.3% (net of fees) over the six-month period ending September 30, 2021, ahead of the ICE BofA 1-Year U.S. Treasury Index (“Index”) by 29 bps. The allocation to corporate credit benefited returns as short corporates outpaced Treasuries by 36 bps on a duration-adjusted basis, while issue selection within the sector further added to relative returns, with the biggest absolute contributions coming from banking, healthcare, wirelines, pharmaceuticals, and midstream. In securitized, the Fund’s off-Index exposure to non-agency MBS provided a tailwind to performance as the sector continued to benefit from a solid housing backdrop and improving loan-to-value ratios. Agency MBS holdings maintained a bias for current (low) coupon issues, which benefited performance for the overall period given the Fed’s significant sponsorship, despite the sector coming under pressure toward the end of the timeframe on tapering concerns. The Fund’s emphasis on mortgage TBAs further contributed, owing to TBAs maintaining a higher running yield than specified pools. Producing additional gains, meanwhile, were ABS and non-agency CMBS, owing to strong investor demand, a relatively healthy consumer base, and ongoing improvements in fundamentals (i.e. lower delinquencies and special servicing rates), with CLOs leading contributions to returns in the former. Finally, the duration profile of the Fund was adjusted in a disciplined manner based on evolving value propositions but remained shorter than that of the Index overall, which resulted in a small contribution as short yields ended higher for the specified period.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated, and enhancing liquidity. The focus remains on sectors that are viewed as offering more stability in times of volatility (such as consumer non-cyclicals and certain financials like well-capitalized banks) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Among securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship and money center banks. Meanwhile, a modest allocation to well-structured CMOs is maintained given relatively stable duration profiles. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure AAA-rated exposures, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with possible additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes single family rental and government-guaranteed FFELP student loans. Finally, the Fund’s overall duration positioning remains defensive given historically low yields, with the strategy ending the quarter nearly 0.4 years shorter than the Index.

Semi-Annual Report September 2021 / 10

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.25%	0.21%	1.60%	1.33%	1.50%	1.79%
ICE BofA 1-Year U.S. Treasury Index	0.04%	0.17%	1.88%	1.46%	0.89%	1.62%
MWUIX (Inception: July 31, 2004)	0.33%	0.37%	1.76%	1.54%	1.68%	1.65%
ICE BofA 1-Year U.S. Treasury Index	0.04%	0.17%	1.88%	1.46%	0.89%	1.67%

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 1.49% (net of fees) for the six-month period ending September 30, 2021, outpacing the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index by over 140 bps. Returns were boosted by spread sector exposure, most notably securitized products. In particular, non-agency MBS holdings fared well during the period, as a strong fundamental backdrop of housing strength (i.e., robust demand and scarce inventory) and improving borrower profiles supported the sector. Smaller, though still meaningful, contributions came from CMBS and ABS exposures, while agency MBS had limited impact on performance during the period. Within the credit allocation, investment grade credit was additive, with favorable issue selection among consumer non-cyclicals, energy, and communications names. The small allocation to high yield corporates was also beneficial, as it was one of the best performing fixed income sectors with a 3.7% return and roughly 290 bps of positive excess return over Treasuries. Finally, the duration position was adjusted in a disciplined manner against a backdrop of rate volatility and ended the period at 1.9 years, a position which boosted performance as rates fell for intermediate and longer maturities, with the 10-Year yield over 25 bps lower from the end of March.

Given prevailing conditions, the strategy remains defensively positioned, with ample levels of liquidity to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum (given tight A/BBB relationships), reducing tight commodity-exposed names/sectors, swapping into shorter-dated maturities (where curves are flat), and enhancing liquidity. The focus remains on sectors that are viewed as offering more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points. Among securitized, legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. The strategy also maintains a position in agency MBS, with a focus on current coupon agency MBS TBAs which remain attractive given relatively high carry of TBAs versus specified pools; the sector continues to benefit from the significant tailwind of Fed sponsorship. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans. Finally, overall duration positioning remains defensive given historically low yields, with the strategy ending the period at approximately 1.9 years.

	Performance Through September 30, 2021

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	1.34%	3.83%	3.93%	3.27%	4.94%	4.94%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.08%	0.19%	1.37%	1.43%	0.90%	0.90%
MWCIX (Inception: October 1, 2011)	1.49%	4.13%	4.22%	3.57%	5.21%	5.21%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.08%	0.19%	1.37%	1.43%	0.90%	0.90%
MWCPX (Inception: March 6, 2020)	1.51%	4.18%	—	—	—	3.39%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.08%	0.19%	—	—	—	0.44%

11 / Semi-Annual Report September 2021

A Disciplined Value Philosophy

As we think about the environment of the past 18 months and the economic and market conditions that have followed, it’s clear that it has been a period without precedent. Despite that, the practice of disciplined investment and rewards to such consistency also remain evident. Our commitment to that steady approach remains unflinching as we seek to deliver the best reward for the risk we can to our investors.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The HighYield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including leverage risk. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of October 2021, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

Semi-Annual Report September 2021 / 12

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended September 30, 2021

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/21	Ending Account Value 09/30/21	Expense Ratio[1]	Expenses Paid During Period[2]
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,088.40	0.90%	$4.71
Hypothetical 5% Return	$1,000.00	$1,020.56	0.90%	$4.56

CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,033.10	0.75%	$3.82
Class I	$1,000.00	$1,034.40	0.50%	$2.55
Hypothetical 5% Return
Class M	$1,000.00	$1,021.31	0.75%	$3.80
Class I	$1,000.00	$1,022.56	0.50%	$2.54

FLEXIBLE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,024.40	0.80%	$4.06
Class I	$1,000.00	$1,025.60	0.55%	$2.79

Hypothetical 5% Return
Class M	$1,000.00	$1,021.06	0.80%	$4.05
Class I	$1,000.00	$1,022.31	0.55%	$2.79

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

13 / Semi-Annual Report September 2021

	Beginning Account Value 04/01/21	Ending Account Value 09/30/21	Expense Ratio[1]	Expenses Paid During Period[2]

FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,017.80	0.90%	$4.55
Class I	$1,000.00	$1,018.90	0.68%	$3.44
Plan Class	$1,000.00	$1,019.90	0.60%	$3.04
Hypothetical 5% Return
Class M	$1,000.00	$1,020.56	0.90%	$4.56
Class I	$1,000.00	$1,021.66	0.68%	$3.45
Plan Class	$1,000.00	$1,022.06	0.60%	$3.04

HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,033.40	0.85%	$4.33
Class I	$1,000.00	$1,033.70	0.60%	$3.06

Hypothetical 5% Return
Class M	$1,000.00	$1,020.81	0.85%	$4.31
Class I	$1,000.00	$1,022.06	0.60%	$3.04

INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,007.70	0.70%	$3.52
Class I	$1,000.00	$1,008.80	0.48%	$2.42

Hypothetical 5% Return
Class M	$1,000.00	$1,021.56	0.70%	$3.55
Class I	$1,000.00	$1,022.66	0.48%	$2.43

INVESTMENT GRADE CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$1,015.60	0.70%	$3.54
Class I	$1,000.00	$1,016.60	0.49%	$2.48

Hypothetical 5% Return
Class M	$1,000.00	$1,021.56	0.70%	$3.55
Class I	$1,000.00	$1,022.61	0.49%	$2.48

LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,005.00	0.61%	$3.07
Class I	$1,000.00	$1,007.20	0.41%	$2.06
Administrative Class	$1,000.00	$1,004.30	0.73%	$3.67

Hypothetical 5% Return
Class M	$1,000.00	$1,022.01	0.61%	$3.09
Class I	$1,000.00	$1,023.01	0.41%	$2.08
Administrative Class	$1,000.00	$1,021.41	0.73%	$3.70

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 2021 / 14

	Beginning Account Value 04/01/21	Ending Account Value 09/30/21	Expense Ratio[1]	Expenses Paid During Period[2]

OPPORTUNISTIC HIGH INCOME CREDIT FUND[3]

Actual Fund Return
Class M	$1,000.00	$1,026.20	0.85%[4]	$1.42[5]
Class I	$1,000.00	$1,024.70	0.60%[4]	$1.00[5]

Hypothetical 5% Return
Class M	$1,000.00	$1,006.82	0.85%[4]	$1.40[5]
Class I	$1,000.00	$1,007.23	0.60%[4]	$0.99[5]

STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,015.00	1.04%	$5.25
Class I	$1,000.00	$1,016.20	0.80%	$4.04

Hypothetical 5% Return
Class M	$1,000.00	$1,019.85	1.04%	$5.27
Class I	$1,000.00	$1,021.06	0.80%	$4.05

TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,019.10	0.67%	$3.39
Class I	$1,000.00	$1,019.30	0.45%	$2.28
Class I-2	$1,000.00	$1,019.00	0.50%	$2.53
Administrative Class	$1,000.00	$1,017.60	0.78%	$3.95
Plan Class	$1,000.00	$1,019.60	0.37%	$1.87

Hypothetical 5% Return
Class M	$1,000.00	$1,021.71	0.67%	$3.40
Class I	$1,000.00	$1,022.81	0.45%	$2.28
Class I-2	$1,000.00	$1,022.56	0.50%	$2.54
Administrative Class	$1,000.00	$1,021.16	0.78%	$3.95
Plan Class	$1,000.00	$1,023.21	0.37%	$1.88

ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,002.50	0.50%	$2.51
Class I	$1,000.00	$1,003.30	0.34%	$1.71

Hypothetical 5% Return
Class M	$1,000.00	$1,022.56	0.50%	$2.54
Class I	$1,000.00	$1,023.36	0.34%	$1.72

UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,013.40	1.02%	$5.15
Class I	$1,000.00	$1,014.90	0.74%	$3.74
Plan Class	$1,000.00	$1,015.10	0.69%	$3.49

Hypothetical 5% Return
Class M	$1,000.00	$1,019.95	1.02%	$5.16
Class I	$1,000.00	$1,021.36	0.74%	$3.75
Plan Class	$1,000.00	$1,021.61	0.69%	$3.50

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

[3]	The Opportunistic High Income Credit Fund commenced operations on August 2, 2021.
[4]	Annualized, based on the Fund’s expenses for the period between August 2, 2021 (the commencement date of the Fund) and September 30, 2021.
[5]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 60 days of expenses, then divided by 365 (to reflect the period shown between August 2, 2021 and September 30, 2021).

15 / Semi-Annual Report September 2021

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2021 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND

Sector Diversification

Corporate Bonds	24.18%

Mutual Funds	23.49%

Asset-Backed Securities	14.80%

Non-Agency Commercial Mortgage-Backed	9.80%

U.S. Treasury Securities	4.96%

U.S. Agency Discount Notes	4.39%

U.S. Agency Commercial Mortgage-Backed	3.41%

U.S. Treasury Bills	3.30%

Non-Agency Mortgage-Backed	2.81%

U.S. Agency Mortgage-Backed	2.80%

Municipal Bonds	1.70%

Money Market Funds	0.16%

Other*	4.20%

Total	100.00%

CORPORATE BOND FUND

Sector Diversification

Corporate Bonds	82.84%

U.S. Treasury Securities	8.64%

Money Market Funds	2.79%

Municipal Bonds	2.35%

Non-Agency Commercial Mortgage-Backed	0.47%

Asset-Backed Securities	0.29%

U.S. Agency Commercial Mortgage-Backed	0.27%

U.S. Agency Mortgage-Backed	0.15%

Other*	2.20%

Total	100.00%

FLEXIBLE INCOME FUND

Sector Diversification

Corporate Bonds	28.44%

Asset-Backed Securities	18.61%

Non-Agency Mortgage-Backed	17.72%

U.S. Agency Mortgage-Backed	14.10%

Non-Agency Commercial Mortgage-Backed	13.98%

Bank Loans	8.83%

U.S. Agency Commercial Mortgage-Backed	3.40%

Foreign Government Obligations	2.37%

U.S. Treasury Bills	1.12%

U.S. Treasury Securities	1.02%

Money Market Funds	0.61%

Municipal Bonds	0.48%

Common Stock	0.22%

Warrant	0.05%

Other*	(10.95)%

Total	100.00%

FLOATING RATE INCOME FUND

Sector Diversification

Bank Loans	86.64%

Corporate Bonds	6.91%

U.S. Treasury Bills	5.28%

Money Market Funds	4.11%

Warrant	0.03%

Other*	(2.97)%

Total	100.00%

HIGH YIELD BOND FUND

Sector Diversification

Corporate Bonds	73.89%

Bank Loans	18.20%

U.S. Treasury Bills	3.05%

Money Market Funds	2.23%

Common Stock	0.32%

Warrant	0.02%

Other*	2.29%

Total	100.00%

INTERMEDIATE BOND FUND

Sector Diversification

U.S. Treasury Securities	53.44%

Corporate Bonds	25.51%

Asset-Backed Securities	9.68%

U.S. Agency Mortgage-Backed	8.39%

Non-Agency Commercial Mortgage-Backed	2.32%

Non-Agency Mortgage-Backed	2.04%

Bank Loans	1.07%

Municipal Bonds	0.78%

Purchased Options	0.03%

Money Market Funds	0.01%

U.S. Agency Commercial Mortgage-Backed	0.01%

Common Stock	0.00%

Written Options	(0.02)%

Other*	(3.26)%

Total	100.00%

Semi-Annual Report September 2021 / 16

INVESTMENT GRADE CREDIT FUND
Sector Diversification

Corporate Bonds	57.55%

U.S. Treasury Securities	22.73%

U.S. Agency Mortgage-Backed	5.53%

Asset-Backed Securities	5.29%

Non-Agency Commercial Mortgage-Backed	5.03%

Non-Agency Mortgage-Backed	2.69%

Municipal Bonds	2.17%

U.S. Agency Commercial Mortgage-Backed	1.08%

Money Market Funds	0.10%

Other*	(2.17)%

Total	100.00%

LOW DURATION BOND FUND
Sector Diversification

Corporate Bonds	28.94%

U.S. Treasury Securities	27.04%

Asset-Backed Securities	16.93%

U.S. Agency Mortgage-Backed	15.34%

Non-Agency Commercial Mortgage-Backed	12.14%

U.S. Agency Commercial Mortgage-Backed	5.92%

U.S. Treasury Bills	4.33%

Non-Agency Mortgage-Backed	3.14%

Bank Loans	1.11%

U.S. Agency Discount Notes	0.94%

Municipal Bonds	0.93%

Money Market Funds	0.64%

Purchased Options	0.03%

Common Stock	0.00%

Purchased Swaptions	0.00%

Written Swaptions	0.00%

Written Options	(0.02)%

Other*	(17.41)%

Total	100.00%

OPPORTUNISTIC HIGH INCOME CREDIT FUND
Sector Diversification

Corporate Bonds	47.52%

U.S. Treasury Bills	15.29%

Common Stock	11.07%

Bank Loans	10.88%

Non-Agency Mortgage-Backed	8.29%

Non-Agency Commercial Mortgage-Backed	6.60%

Money Market Funds	4.42%

U.S. Agency Commercial Mortgage-Backed	2.72%

Master Limited Partnerships	2.39%

Other*	(9.18)%

Total	100.00%

STRATEGIC INCOME FUND
Sector Diversification

Asset-Backed Securities	29.53%

Corporate Bonds	27.98%

Non-Agency Commercial Mortgage-Backed	11.75%

Non-Agency Mortgage-Backed	8.12%

U.S. Agency Mortgage-Backed	6.77%

U.S. Agency Commercial Mortgage-Backed	6.20%

U.S. Treasury Bills	5.86%

U.S. Agency Discount Notes	3.26%

Municipal Bonds	0.47%

Common Stock	0.23%

Money Market Funds	0.12%

Other*	(0.29)%

Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification

U.S. Treasury Securities	39.58%

U.S. Agency Mortgage-Backed	32.26%

Corporate Bonds	23.57%

Asset-Backed Securities	5.62%

U.S. Treasury Bills	4.88%

Non-Agency Mortgage-Backed	4.64%

U.S. Agency Discount Notes	3.80%

Money Market Funds	2.28%

Non-Agency Commercial Mortgage-Backed	1.72%

Bank Loans	1.60%

Foreign Government Obligations	0.97%

Repurchase Agreements	0.85%

Municipal Bonds	0.62%

Purchased Options	0.03%

Purchased Swaptions	0.01%

Common Stock	0.00%

U.S. Agency Commercial Mortgage-Backed	0.00%

Written Options	(0.01)%

Other*	(22.42)%

Total	100.00%

ULTRA SHORT BOND FUND
Sector Diversification

U.S. Treasury Securities	24.06%

Corporate Bonds	22.48%

U.S. Treasury Bills	17.98%

U.S. Agency Mortgage-Backed	15.11%

Asset-Backed Securities	11.43%

Non-Agency Commercial Mortgage-Backed	7.70%

Money Market Funds	3.81%

U.S. Agency Commercial Mortgage-Backed	2.27%

Non-Agency Mortgage-Backed	1.34%

Municipal Bonds	0.72%

Purchased Options	0.03%

Written Options	(0.02)%

Other*	(6.91)%

Total	100.00%

17 / Semi-Annual Report September 2021

UNCONSTRAINED BOND FUND
Sector Diversification

Corporate Bonds	23.60%

Asset-Backed Securities	22.75%

U.S. Treasury Bills	12.81%

Non-Agency Mortgage-Backed	12.50%

U.S. Agency Mortgage-Backed	11.12%

Non-Agency Commercial Mortgage-Backed	7.65%

Bank Loans	4.35%

U.S. Agency Commercial Mortgage-Backed	3.44%

Money Market Funds	3.07%

U.S. Agency Discount Notes	3.05%

Foreign Government Obligations	2.74%

U.S. Treasury Securities	0.85%

Municipal Bonds	0.52%

Common Stock	0.22%

Purchased Options	0.03%

Written Options	(0.01)%

Other*	(8.69)%

Total	100.00%

*	Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to the annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

Semi-Annual Report September 2021 / 18

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 64.46%

ASSET-BACKED SECURITIES — 14.80%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
0.79%	07/25/56	[1,2]	$12,739	$12,717
Aimco CLO 11 Ltd.,
Series 2020-11A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.38%)
1.51%	10/15/31	[1,2,3]	100,000	100,015
AMMC CLO 23 Ltd.,
Series 2020-23A, Class A1L
(Cayman Islands)
(LIBOR USD 3-Month plus 1.40%)
1.53%	10/17/31	[1,2,3]	85,000	85,020
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
1.23%	05/15/37	[1,2,3]	170,000	170,178
Asset-Backed Funding Certificates,
Series 2006-OPT1, Class A2
(LIBOR USD 1-Month plus 0.28%)
0.37%	09/25/36	[2]	11,700	11,650
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	01/20/28	[1,2,3]	64,358	64,321
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.08%	07/20/29	[1,2,3]	85,000	85,030
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.64%	01/25/35	[1,2]	8,747	8,654
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.33%	02/25/35	[2]	215,000	218,843
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
0.93%	02/25/30	[2]	202,221	203,070
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.40%	10/25/32	[1,2,3]	80,000	80,015
Centex Home Equity Loan Trust,
Series 2005-B, Class M2
(LIBOR USD 1-Month plus 0.65%)
0.73%	03/25/35	[2]	181,946	181,216

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.92%)
1.00%	10/25/35	[2]	$182,000	$182,758
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class M2
(LIBOR USD 1-Month plus 0.68%)
0.76%	10/25/35	[2]	259,850	257,559
CLNC Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(SOFR30A plus 1.36%)
1.41%	08/20/35	[1,2,3]	240,000	240,490
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
0.99%	10/25/47	[2]	77,318	77,539
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 11/25/21)
3.95%	01/25/33		9,361	9,530
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.03%	04/15/29	[1,2,3]	49,194	49,194
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
1.25%	10/15/34	[1,2,3]	150,000	150,103
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.78%	04/25/35	[2]	2,199	2,189
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.14%	03/25/36	[2]	24,627	24,776
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
0.65%	03/25/36	[2]	54,363	53,247
Ford Credit Floorplan Master Owner Trust A,
Series 2019-3, Class A1
2.23%	09/15/24		250,000	254,684
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.24%	10/20/34	[1,2,3]	140,000	140,096
Grand Avenue CRE,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.12%)
1.20%	06/15/37	[1,2,3]	50,879	50,864

See accompanying Notes to Financial Statements.

19 / Semi-Annual Report September 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.18%	05/25/34	[1,2]	$101,791	$102,213
Home Partners of America Trust,
Series 2017-1, Class B
(LIBOR USD 1-Month plus 1.35%)
1.43%	07/17/34	[1,2]	113,000	113,017
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.25%	05/25/37	[2]	84,528	83,964
Invitation Homes Trust,
Series 2018-SFR2, Class B
(LIBOR USD 1-Month plus 1.08%)
1.16%	06/17/37	[1,2]	99,984	99,997
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M3
(LIBOR USD 1-Month plus 0.71%)
0.79%	09/25/35	[2]	254,215	252,438
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	04/15/31	[1,2,3]	125,000	125,062
LCM XIII LP,
Series 13A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.27%	07/19/27	[1,2,3]	80,000	79,995
Legacy Mortgage Asset Trust,
Series 2019-GS1, Class A1 (STEP-reset date 10/25/21)
4.00%	01/25/59	[1]	86,018	86,203
LoanCore Issuer Ltd.,
Series 2019-CRE2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.21%	05/15/36	[1,2,3]	112,042	112,112
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
0.65%	10/25/34	[2]	100,360	96,617
MF1 Ltd.,
Series 2020-FL4, Class A
(SOFR30A plus 1.81%)
1.86%	11/15/35	[1,2]	220,000	221,774
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
0.60%	06/25/31	[2]	90,654	88,993
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.14%	12/27/66	[1,2]	67,908	68,960

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust,
Series 2017-4A, Class A2
(LIBOR USD 1-Month plus 0.50%)
0.59%	09/27/66	[1,2]	$52,302	$52,382
Nelnet Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
0.67%	06/25/41	[1,2]	14,276	14,409
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
1.08%	10/25/41	[2]	9,086	9,115
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.65%)
0.00%	10/20/34	[1,2,3]	120,000	120,060
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.28%	11/20/30	[1,2,3]	85,000	85,035
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.38%	10/19/32	[1,2,3]	80,000	80,012
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.44%)
0.53%	01/25/36	[2]	60,543	60,526
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.26%	01/17/31	[1,2,3]	85,000	85,014
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCW3, Class M1
(LIBOR USD 1-Month plus 0.72%)
0.81%	08/25/35	[2]	57,707	58,525
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
1.24%	09/25/65	[1,2]	60,519	61,543
Progress Residential Trust,
Series 2019-SFR4, Class A
2.69%	10/17/36	[1]	100,000	101,264
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
0.91%	09/25/35	[2]	21,470	21,488
Residential Asset Mortgage Products Trust,
Series 2006-NC3, Class M1
(LIBOR USD 1-Month plus 0.34%)
0.60%	03/25/36	[2]	100,000	95,940

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 20

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Residential Asset Securities Corp.,
Series 2005-AHL2, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.72%	10/25/35	[2]	$107,903	$107,880
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.32%	10/20/30	[1,2,3]	130,000	130,015
SLM Student Loan Trust,
Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
0.59%	12/15/27	[1,2]	14,686	14,690
SLM Student Loan Trust,
Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
0.67%	12/15/25	[1,2]	24,541	24,545
SLM Student Loan Trust,
Series 2004-1, Class A4
(LIBOR USD 3-Month plus 0.26%)
0.39%	10/27/25	[2]	33,660	33,615
SLM Student Loan Trust,
Series 2005-4, Class A3
(LIBOR USD 3-Month plus 0.12%)
0.25%	01/25/27	[2]	50,809	50,706
SLM Student Loan Trust,
Series 2005-5, Class A4
(LIBOR USD 3-Month plus 0.14%)
0.27%	10/25/28	[2]	103,037	102,630
SLM Student Loan Trust,
Series 2005-7, Class A4
(LIBOR USD 3-Month plus 0.15%)
0.28%	10/25/29	[2]	250,393	249,499
SLM Student Loan Trust,
Series 2005-8, Class A4
(LIBOR USD 3-Month plus 0.55%)
0.68%	01/25/28	[2]	2,602	2,602
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.83%	07/25/23	[2]	104,665	105,704
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.23%	07/25/23	[2]	147,611	148,439
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.63%	04/25/23	[2]	39,228	39,504
SLM Student Loan Trust,
Series 2011-2, Class A1
(LIBOR USD 1-Month plus 0.60%)
0.69%	11/25/27	[2]	455	455
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
1.04%	09/25/28	[2]	147,983	146,772

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
0.79%	01/25/29	[2]	$85,649	$84,336
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
0.64%	06/25/43	[2]	5,906	5,877
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[1,4,5]	1,717,237	22,235
Toyota Auto Receivables Owner Trust,
Series 2018-B, Class A4
3.11%	11/15/23		270,000	273,118
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-4, Class M3
(LIBOR USD 1-Month plus 0.75%)
0.84%	12/25/35	[2]	100,000	97,874

Total Asset-Backed Securities
(Cost $6,742,124)				6,730,912

CORPORATES — 24.18%*

Banking — 6.29%
Bank of America Corp.
3.00%	12/20/23	[6]	91,000	93,803
Bank of America Corp.
(MTN)
3.46%	03/15/25	[6]	550,000	585,401
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25	[1,3,6]	80,000	82,890
Discover Bank
(BKNT)
4.20%	08/08/23		125,000	133,413
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,6]	200,000	200,124
HSBC Holdings PLC
(United Kingdom)
0.73%	08/17/24	[3,6]	225,000	225,193
(LIBOR USD 3-Month plus 1.00%)
1.12%	05/18/24	[2,3]	85,000	85,972
JPMorgan Chase & Co.
0.77%	08/09/25	[6]	110,000	109,584
0.97%	06/23/25	[6]	50,000	50,069
3.21%	04/01/23	[6]	200,000	202,812
4.02%	12/05/24	[6]	290,000	310,668
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,6]	200,000	205,056
3.87%	07/09/25	[3,6]	60,000	64,709
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[1,3,6]	70,000	69,420
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,6]	105,000	113,327

See accompanying Notes to Financial Statements.

21 / Semi-Annual Report September 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
4.52%	06/25/24	[3,6]	$45,000	$47,910
Santander UK Group Holdings PLC
(United Kingdom)
4.80%	11/15/24	[3,6]	75,000	81,219
UBS AG
(Switzerland)
0.70%	08/09/24	[1,3]	200,000	199,569

				2,861,139

Communications — 1.99%
AT&T, Inc.
(LIBOR USD 3-Month plus 1.18%)
1.29%	06/12/24	[2]	175,000	179,466
Charter Communications Operating LLC/Charter Communications Operating Capital
(LIBOR USD 3-Month plus 1.65%)
1.78%	02/01/24	[2]	125,000	128,582
Intelsat Jackson Holdings SA
(Luxembourg)
8.50%	10/15/24	[1,3,7,8]	20,000	11,600
9.75%	07/15/25	[1,3,7,8]	61,000	34,406
Qwest Corp.
7.25%	09/15/25		100,000	119,142
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25	[1]	118,125	126,305
5.15%	03/20/28	[1]	50,000	57,203
T-Mobile USA, Inc.
2.25%	02/15/26		113,000	114,416
2.63%	04/15/26		124,000	126,862
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[1,3]	5,000	5,276

				903,258

Consumer Discretionary — 0.80%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	100,000	110,260
Hyatt Hotels Corp.
1.30%	10/01/23		140,000	140,198
Imperial Brands Finance PLC
(United Kingdom)
3.75%	07/21/22	[1,3]	110,000	112,188

				362,646

Electric — 1.06%
Alliant Energy Finance LLC
3.75%	06/15/23	[1]	140,000	146,830
Dominion Energy, Inc.,
Series B
2.75%	09/15/22		150,000	152,637
El Paso Electric Co.
3.30%	12/15/22		50,000	51,258

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	$128,000	$133,718

				484,443

Energy — 0.82%
Antero Resources Corp.
8.38%	07/15/26	[1]	9,000	10,240
Energy Transfer LP
4.25%	04/01/24		150,000	160,634
5.50%	06/01/27		12,000	14,087
Occidental Petroleum Corp.
0.00%	10/10/36	[9]	25,000	13,813
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		125,000	138,721
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[1,3]	11,550	11,795
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25	[1,3]	4,020	4,033
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	18,000	17,938
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	2,200	2,210

				373,471

Finance — 5.74%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
4.45%	12/16/21	[3]	150,000	150,712
Air Lease Corp.
2.25%	01/15/23		75,000	76,655
3.50%	01/15/22		65,000	65,564
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	5,000	4,922
Citigroup, Inc.
2.88%	07/24/23	[6]	225,000	229,397
3.35%	04/24/25	[6]	290,000	308,095
(LIBOR USD 3-Month plus 0.95%)
1.08%	07/24/23	[2]	30,000	30,191
Daimler Finance North America LLC
1.75%	03/10/23	[1]	75,000	76,378
(LIBOR USD 3-Month plus 0.90%)
1.02%	02/15/22	[1,2]	150,000	150,481
Ford Motor Credit Co. LLC
3.81%	10/12/21		35,000	35,061
General Motors Financial Co., Inc.
4.20%	11/06/21		60,000	60,204
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[6]	170,000	170,349
3.27%	09/29/25	[6]	40,000	42,784

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 22

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Goldman Sachs Group, Inc. (The)
(MTN)
(LIBOR USD 3-Month plus 1.60%)
1.72%	11/29/23	[2]	$75,000	$77,160
Goldman Sachs Group, Inc. (The),
Series FXD
0.48%	01/27/23		275,000	275,045
Morgan Stanley
(MTN)
0.53%	01/25/24	[6]	150,000	150,109
2.72%	07/22/25	[6]	400,000	419,121
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,3,6]	90,000	91,573
4.36%	08/01/24	[1,3,6]	75,000	79,844
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	110,000	114,970

				2,608,615

Food — 0.26%
Smithfield Foods, Inc.
3.35%	02/01/22	[1]	115,000	116,107

Health Care — 2.47%
AbbVie, Inc.
3.45%	03/15/22		50,000	50,449
3.75%	11/14/23		125,000	133,209
Bayer U.S. Finance II LLC
2.20%	07/15/22	[1]	150,000	151,594
Catalent Pharma Solutions, Inc.
3.50%	04/01/30	[1]	14,000	13,983
Dignity Health
3.13%	11/01/22		50,000	51,392
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3]	21,000	15,172
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[1]	100,000	101,748
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23	[1]	75,000	77,990
HCA, Inc.
5.00%	03/15/24		75,000	82,314
Humana, Inc.
0.65%	08/03/23		85,000	85,058
3.85%	10/01/24		130,000	140,734
Mozart Debt Merger Sub, Inc.
3.88%	04/01/29	[1]	32,000	32,000
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23	[3]	85,000	85,271
Viatris, Inc.
1.13%	06/22/22	[1]	100,000	100,542

				1,121,456

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials — 0.95%
Artera Services LLC
9.03%	12/04/25	[1]	$9,000	$9,774
Berry Global, Inc.
0.95%	02/15/24	[1]	110,000	110,169
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.50%	05/05/26	[2]	30,000	29,710
(LIBOR USD 3-Month plus 0.48%)
0.60%	08/15/36	[2]	75,000	65,473
General Electric Co.,
Series NOTZ (MTN)
(LIBOR USD 3-Month plus 1.00%)
1.13%	04/15/23	[2]	50,000	50,414
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	5,000	5,050
Sealed Air Corp.
4.00%	12/01/27	[1]	5,000	5,344
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23	[1,3]	150,000	156,733

				432,667

Information Technology — 0.73%
NXP BV/NXP Funding LLC
(Netherlands)
3.88%	09/01/22	[1,3]	100,000	102,993
4.63%	06/01/23	[1,3]	10,000	10,646
Skyworks Solutions, Inc.
0.90%	06/01/23		110,000	110,223
VMware, Inc.
1.00%	08/15/24		110,000	110,391

				334,253

Insurance — 0.32%
Athene Global Funding
(SOFR Rate plus 0.70%)
0.75%	05/24/24	[1,2]	85,000	85,421
Nationwide Mutual Insurance Co.
2.41%	12/15/24	[1,6]	60,000	60,071

				145,492

Real Estate Investment Trust (REIT) — 2.03%
American Campus Communities Operating Partnership LP
3.75%	04/15/23		115,000	119,772
Camden Property Trust
2.95%	12/15/22		55,000	56,271
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		140,000	146,892
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		25,000	26,519
5.38%	11/01/23		190,000	205,193
Healthpeak Properties, Inc.
4.00%	06/01/25		60,000	65,562
Host Hotels & Resorts LP,
Series D
3.75%	10/15/23		100,000	104,837

See accompanying Notes to Financial Statements.

23 / Semi-Annual Report September 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Kimco Realty Corp.
3.40%	11/01/22		$100,000	$102,747
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.50%	01/15/28		6,000	6,567
Post Apartment Homes LP
3.38%	12/01/22		37,000	37,965
SL Green Operating Partnership LP
3.25%	10/15/22		50,000	51,255

				923,580

Retail — 0.14%
7-Eleven, Inc.
(LIBOR USD 3-Month plus 0.45%)
0.58%	08/10/22	[1,2]	44,000	44,011
Michaels Cos., Inc. (The)
5.25%	05/01/28	[1]	20,000	20,655

				64,666

Services — 0.26%
IHS Markit Ltd.
(Bermuda)
5.00%	11/01/22	[1,3]	115,000	119,389

Transportation — 0.32%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		71,777	72,721
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		32,002	32,814
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		37,464	39,659

				145,194

Total Corporates
(Cost $10,916,116)				10,996,376

MORTGAGE-BACKED — 18.82%**

Non-Agency Commercial Mortgage-Backed — 9.80%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35	[1]	47,016	49,437
Banc of America Commercial Mortgage Trust,
Series 2017-BNK3, Class A2
3.12%	02/15/50		125,500	126,260
BANK,
Series 2017-BNK9, Class A1
2.32%	11/15/54		103,698	104,156
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60		125,000	131,059
Barclays Commercial Mortgage Securities Trust, Series 2018-BXH, Class A
(LIBOR USD 1-Month plus 1.00%)
1.08%	10/15/37	[1,2]	119,346	119,644

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Benchmark Mortgage Trust,
Series 2018-B6, Class A2
4.20%	10/10/51		$198,930	$207,125
BFLD Trust,
Series 2020-EYP, Class A
(LIBOR USD 1-Month plus 1.15%)
1.23%	10/15/35	[1,2]	125,000	125,913
BX Commercial Mortgage Trust,
Series 2018-IND, Class B
(LIBOR USD 1-Month plus 0.90%)
0.98%	11/15/35	[1,2]	154,000	154,124
BX Trust,
Series 2019-MMP, Class A
(LIBOR USD 1-Month plus 1.00%)
1.08%	08/15/36	[1,2]	233,830	234,062
BXMT Ltd.,
Series 2020-FL3, Class A
(Cayman Islands)
(SOFR30A plus 1.51%)
1.56%	03/15/37	[1,2,3]	410,000	411,970
CD Mortgage Trust,
Series 2017-CD4, Class A2
3.03%	05/10/50		143,000	144,492
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class A
3.25%	05/10/35	[1]	97,000	100,318
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class AAB
2.61%	09/10/45		22,256	22,404
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class AAB
2.69%	04/10/46		34,362	34,767
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class AAB
2.98%	04/10/48		62,086	64,245
Citigroup Commercial Mortgage Trust,
Series 2015-P1, Class AAB
3.47%	09/15/48		43,391	45,551
Commercial Mortgage Trust,
Series 2012-CR3, Class A3
2.82%	10/15/45		110,500	112,066
Commercial Mortgage Trust,
Series 2012-CR3, Class ASB
2.37%	10/15/45		10,336	10,406
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.84%	10/15/45	[6]	323,186	4,141
Commercial Mortgage Trust,
Series 2013-CR11, Class ASB
3.66%	08/10/50		8,694	8,937
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.32%	03/10/46	[6]	1,196,548	16,344
Commercial Mortgage Trust,
Series 2013-LC6, Class XB (IO)
0.51%	01/10/46	[1,6]	1,750,000	7,872

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 24

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2015-LC23, Class A2
3.22%	10/10/48		$125,159	$125,196
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50		138,567	144,075
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class A2
3.05%	09/15/50		150,000	152,471
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.89%	08/10/43	[1,6]	3,032,471	36,732
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.42%	03/10/44	[1,6]	438,743	1,332
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4
3.38%	05/10/45		17,368	17,410
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.89%	01/15/47	[6]	1,607,767	21,981
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.67%	04/15/47		88,306	89,141
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class A3
3.10%	11/15/47		270,000	279,686
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C32, Class A2
2.82%	11/15/48		178,004	179,664
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class A2
3.24%	03/15/50		43,832	44,093
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class ASB
3.14%	05/15/45		32,730	32,867
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.21%	01/15/46	[6]	8,453,323	14,314
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.38%	04/15/46	[6]	3,177,105	45,451
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class XA (IO)
1.06%	01/15/49	[4,5,6]	703,217	22,939
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.77%	09/15/39	[1,6]	303,520	40
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class A4
2.86%	11/15/45		138,925	140,736
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class ASB
3.56%	11/15/46		9,549	9,807

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class XA (IO)
1.15%	02/15/47	[6]	$1,289,572	$23,264
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class ASB
3.32%	10/15/48		64,837	67,986
One New York Plaza Trust,
Series 2020-1NYP, Class A
(LIBOR USD 1-Month plus 0.95%)
1.03%	01/15/26	[1,2]	94,000	94,455
TMSQ Mortgage Trust,
Series 2014-1500, Class XA (IO)
0.28%	10/10/36	[1,6]	14,000,000	71,206
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.32%	08/10/49	[1,4,5,6]	3,000,000	6,204
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		168,100	174,321
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6, Class A2
2.40%	11/15/49		106,166	106,274
Wells Fargo Commercial Mortgage Trust,
Series 2017-C38, Class A2
3.04%	07/15/50		88,561	89,392
WF-RBS Commercial Mortgage Trust
Series 2014-C20, Class A4
3.72%	05/15/47		165,654	171,199
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class ASB
3.39%	08/15/47		31,622	32,630
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class ASB
3.52%	03/15/47		23,392	24,044

				4,454,203

Non-Agency Mortgage-Backed — 2.81%
Alternative Loan Trust,
Series 2005-J4, Class M2
(LIBOR USD 1-Month plus 0.96%)
1.05%	07/25/35	[2]	174,021	174,227
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		204,606	117,855
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.58%)
0.67%	07/20/36	[2]	2,592	2,596
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
0.24%	05/26/36	[1,2]	49,479	48,372

See accompanying Notes to Financial Statements.

25 / Semi-Annual Report September 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2015-R7, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 0.92%)
1.02%	09/26/46	[1,2]	$70,922	$71,122
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58	[1,6]	117,640	109,801
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,6]	165,656	166,406
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
0.69%	05/25/35	[2]	49,861	42,909
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
0.83%	07/19/44	[2]	2,828	2,761
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.98%	04/19/36	[6]	71,312	62,869
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
2.59%	07/19/35	[6]	1,074	974
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
0.77%	06/20/35	[2]	132,154	130,498
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
0.95%	08/25/34	[2]	7,451	7,190
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(LIBOR USD 1-Month plus 0.42%)
0.51%	05/25/46	[2]	92,420	89,613
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 2A1
2.91%	06/25/37	[6]	68,755	55,619
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1
Structured Asset Mortgage Investments II Trust,
Series 2006-AR1, Class 3A1
(LIBOR USD 1-Month plus 0.46%)
0.55%	02/25/36	[2]	71,280	69,108
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
1.49%	06/25/42	[2]	1,487	1,489
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2
(LIBOR USD 1-Month plus 0.84%)
0.93%	07/25/45	[2]	112,581	113,415

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Alternative Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.76%	10/25/35	[2]	$1,771	$1,796
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-I, Class A1
2.38%	09/25/33	[6]	9,700	9,733

				1,278,354

U.S. Agency Commercial Mortgage-Backed — 3.41%
Fannie Mae-Aces,
Series 2015-M4, Class X2 (IO)
0.61%	07/25/22	[6]	6,939,255	1,224
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X1 (IO)
0.30%	04/25/23	[6]	7,640,564	21,689
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K033, Class X1 (IO)
0.40%	07/25/23	[6]	4,040,260	18,999
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K036, Class X1 (IO)
0.85%	10/25/23	[6]	5,218,289	65,577
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K044, Class X1 (IO)
0.84%	01/25/25	[6]	1,396,800	26,232
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K732, Class X3 (IO)
2.25%	05/25/46	[6]	250,000	18,792
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC01, Class X1 (IO)
0.55%	12/25/22	[6]	4,167,165	18,137
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.34%	06/25/27	[6]	995,810	47,028
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF28, Class A
(LIBOR USD 1-Month plus 0.36%)
0.44%	01/25/24	[2]	262,946	263,276
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF88, Class AL
(LIBOR USD 1-Month plus 0.33%)
0.41%	09/25/30	[2]	265,691	266,898
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KIR1, Class A1
2.45%	03/25/26		204,690	211,982

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 26

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KIR1, Class X (IO)
1.19%	03/25/26	[6]	$904,926	$36,054
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KIR2, Class A1
2.75%	03/25/27		227,971	238,826
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ30, Class A1
0.53%	01/25/25		245,615	244,758
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.77%	09/25/25	[6]	2,951,207	73,063

				1,552,535

U.S. Agency Mortgage-Backed — 2.80%
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
1.99%	12/01/34	[2]	627	631
Fannie Mae Pool AL0851
6.00%	10/01/40		2,386	2,790
Fannie Mae REMICS,
Series 1997-91, Class SL (IO)
(-2.00 X LIBOR USD 1-Month plus 16.00%, 7.50% Cap)
7.50%	11/25/23	[2]	7,903	369
Fannie Mae REMICS,
Series 2002-21, Class FB
(LIBOR USD 1-Month plus 0.90%)
0.99%	04/25/32	[2]	33,071	33,439
Fannie Mae REMICS,
Series 2002-53, Class FY
(LIBOR USD 1-Month plus 0.50%)
0.59%	08/25/32	[2]	88,423	89,450
Fannie Mae REMICS,
Series 2003-11, Class FA
(LIBOR USD 1-Month plus 1.00%)
1.09%	09/25/32	[2]	4,678	4,744
Fannie Mae REMICS,
Series 2003-81, Class FE
(LIBOR USD 1-Month plus 0.50%)
0.59%	09/25/33	[2]	33,381	33,731
Fannie Mae REMICS,
Series 2006-48, Class FL
(LIBOR USD 1-Month plus 0.40%)
0.49%	06/25/36	[2]	42,809	43,096
Fannie Mae REMICS,
Series 2006-8, Class NF
(LIBOR USD 1-Month plus 0.37%)
0.46%	03/25/36	[2]	39,523	39,853
Fannie Mae REMICS,
Series 2008-12, Class FA
(LIBOR USD 1-Month plus 0.67%)
0.76%	03/25/38	[2]	120,455	122,658

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
0.49%	10/25/40	[2]	$4,023	$4,058
Fannie Mae REMICS,
Series 2010-74, Class AF
(LIBOR USD 1-Month plus 0.54%)
0.63%	07/25/37	[2]	37,938	38,584
Freddie Mac REMICS,
Series 2684, Class F
(LIBOR USD 1-Month plus 0.90%)
0.98%	01/15/33	[2]	4,197	4,296
Freddie Mac REMICS,
Series 3231, Class FB
(LIBOR USD 1-Month plus 0.35%)
0.43%	10/15/36	[2]	72,017	72,595
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
0.58%	06/15/42	[2]	10,954	11,058
UMBS (TBA)
2.50%	11/01/51		750,000	771,766

				1,273,118

Total Mortgage-Backed
(Cost $9,001,956)				8,558,210

MUNICIPAL BONDS — 1.70%*

California — 0.45%
State of California General Obligation, Series B
2.50%	10/01/22		200,000	204,520

Colorado — 0.30%
City & County of Denver Airport System Revenue Bonds, Series C
0.88%	11/15/23		135,000	136,289

Florida — 0.20%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
2.32%	10/01/22		90,000	91,777

Maryland — 0.24%
City of Baltimore General Obligation, School Improvements, Series C
5.00%	10/15/25		100,000	110,773

New York — 0.51%
City of New York General Obligation, Series D
0.43%	08/01/22		230,000	230,451

Total Municipal Bonds
(Cost $772,448)				773,810

U.S. TREASURY SECURITIES — 4.96%

U.S. Treasury Notes — 4.96%
U.S. Treasury Notes
0.13%	07/31/23		95,000	94,805

See accompanying Notes to Financial Statements.

27 / Semi-Annual Report September 2021

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
0.25%	09/30/23	$155,000	$154,891
1.75%	11/30/21	2,000,000	2,005,586

Total U.S. Treasury Securities
(Cost $2,255,367)			2,255,282

Total Bonds — 64.46%
(Cost $29,688,011)			29,314,590

Issues		Shares	Value

MUTUAL FUNDS — 23.49%
Mutual Funds — 23.49%
iShares Core S&P 500 ETF		3,845	1,656,503
SPDR S&P 500 ETF Trust[10]		21,035	9,026,960

Total Mutual Funds
(Cost $9,639,610)			10,683,463

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 7.85%
Money Market Funds — 0.16%
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[11]		71,068	71,068

U.S. Agency Discount Notes — 4.39%
Federal Home Loan Bank
0.04%[12]	10/15/21	2,000,000	1,999,992

U.S. Treasury Bills — 3.30%
U.S. Treasury Bills
0.05%[12]	10/07/21	1,500,000	1,499,993

Total Short-Term Investments
(Cost $3,571,023)			3,571,053

Total Investments - 95.80%
(Cost $42,898,644)			43,569,106

Cash and Other Assets, Less Liabilities - 4.20%			1,910,382

Net Assets - 100.00%			$45,479,488

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $51,378, which is 0.11% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2021.
[10]

SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to its homepage at https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY.

[11]	Represents the current yield as of September 30, 2021.
[12]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(ETF): Exchange-Traded Fund

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(SPDR): Standard & Poor’s Depositary Receipts

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 E-mini Index	160	12/17/21	$34,376,000	$(1,749,338)	$(1,749,338)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 28

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 95.01%

ASSET-BACKED SECURITIES — 0.29%**
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	12/30/99	[1,2]	$43,567	$43,691

Total Asset-Backed Securities (Cost $43,567)

CORPORATES — 82.84%*

Banking — 11.38%
Bank of America Corp.
1.73%	07/22/27	[3]	200,000	201,097
3.00%	12/20/23	[3]	35,000	36,078
Bank of America Corp.
(MTN)
2.09%	06/14/29	[3]	110,000	109,926
3.97%	03/05/29	[3]	20,000	22,226
4.08%	03/20/51	[3]	20,000	23,653
4.27%	07/23/29	[3]	15,000	17,036
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[3,4,5]	30,000	29,369
2.19%	06/05/26	[3,4,5]	25,000	25,503
3.09%	05/14/32	[3,4,5]	10,000	10,262
4.55%	04/17/26	[5]	5,000	5,619
Discover Bank
(BKNT)
3.45%	07/27/26		25,000	27,119
4.20%	08/08/23		10,000	10,673
DNB Bank ASA
(Norway)
1.13%	09/16/26	[3,4,5]	50,000	49,489
Fifth Third Bancorp
2.55%	05/05/27		40,000	42,073
HSBC Holdings PLC
(United Kingdom)
2.21%	08/17/29	[3,5]	120,000	119,172
JPMorgan Chase & Co.
1.58%	04/22/27	[3]	50,000	50,113
2.07%	06/01/29	[3]	15,000	15,054
2.58%	04/22/32	[3]	10,000	10,146
3.11%	04/22/51	[3]	70,000	71,229
4.01%	04/23/29	[3]	20,000	22,322
4.02%	12/05/24	[3]	55,000	58,920
4.20%	07/23/29	[3]	25,000	28,456
4.49%	03/24/31	[3]	35,000	40,872
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,5]	10,000	9,995
3.87%	07/09/25	[3,5]	65,000	70,101
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[3,4,5]	20,000	19,834
1.63%	09/23/27	[3,4,5]	30,000	29,877
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,5]	50,000	53,965

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,5]	$80,000	$80,173
3.57%	01/10/23	[5]	15,000	15,130
State Street Corp.
3.78%	12/03/24	[3]	5,000	5,364
Truist Financial Corp.
(MTN)
1.89%	06/07/29	[3]	30,000	30,025
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[3]	20,000	20,638
2.39%	06/02/28	[3]	275,000	283,869
3.58%	05/22/28	[3]	25,000	27,389
5.01%	04/04/51	[3]	15,000	20,159

				1,692,926

Communications —11.51%
AT&T, Inc.
2.55%	12/01/33		70,000	68,931
3.80%	12/01/57		188,000	192,724
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%	02/01/32		50,000	47,678
3.75%	02/15/28		45,000	49,317
5.38%	05/01/47		52,000	62,437
5.75%	04/01/48		20,000	25,399
Comcast Corp.
1.50%	02/15/31		85,000	80,393
2.89%	11/01/51	[4]	25,000	23,989
3.97%	11/01/47		35,000	39,819
4.00%	11/01/49		15,000	17,374
Cox Communications, Inc.
2.60%	06/15/31	[4]	40,000	40,516
3.15%	08/15/24	[4]	18,000	19,066
Discovery Communications LLC
3.63%	05/15/30		45,000	48,861
Fox Corp.
3.50%	04/08/30		25,000	27,299
Level 3 Financing, Inc.
3.88%	11/15/29	[4]	24,000	25,693
Qwest Corp.
7.25%	09/15/25		20,000	23,828
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[4]	35,000	40,104
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25	[4]	87,500	93,559
5.15%	03/20/28	[4]	15,000	17,161
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29	[4,5]	40,000	43,955

Time Warner Cable LLC
5.50%	09/01/41		33,000	40,507
T-Mobile USA, Inc.
2.55%	02/15/31		103,000	103,434

See accompanying Notes to Financial Statements.

29 / Semi-Annual Report September 2021

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
3.50%	04/15/25		$15,000	$16,162
3.75%	04/15/27		25,000	27,555
4.50%	04/15/50		22,000	25,691
Verizon Communications, Inc.
2.36%	03/15/32	[4]	75,000	74,274
2.55%	03/21/31		107,000	108,566
4.02%	12/03/29		45,000	51,068
4.50%	08/10/33		95,000	113,214
ViacomCBS, Inc.
4.20%	05/19/32		20,000	22,888
4.60%	01/15/45		14,000	16,720
Vodafone Group PLC
(United Kingdom)
4.13%	05/30/25	[5]	21,000	23,222
4.25%	09/17/50	[5]	41,000	47,329
Walt Disney Co. (The)
3.60%	01/13/51		38,000	42,383
6.20%	12/15/34		8,000	11,330

				1,712,446

Consumer Discretionary — 3.73%
Altria Group, Inc.
3.70%	02/04/51		5,000	4,706
3.88%	09/16/46		11,000	10,770
5.95%	02/14/49		15,000	19,118
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36		30,000	36,304
Anheuser-Busch InBev Worldwide, Inc.
4.50%	06/01/50		35,000	41,919
4.60%	04/15/48		77,000	92,270
4.75%	01/23/29		30,000	35,349
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28	[4,5]	75,000	86,694
BAT Capital Corp.
4.39%	08/15/37		45,000	48,394
4.54%	08/15/47		50,000	51,880
Constellation Brands, Inc.
3.75%	05/01/50		35,000	38,107
Hyatt Hotels Corp.
1.80%	10/01/24		45,000	45,109
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[4,5]	35,000	38,175
Reynolds American, Inc.
5.85%	08/15/45		5,000	6,100

				554,895

Electric — 7.08%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50		10,000	11,196
AEP Transmission Co. LLC,
Series N
2.75%	08/15/51		50,000	48,064

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Alabama Power Co.
5.50%	03/15/41		$9,000	$11,889
Alliant Energy Finance LLC
1.40%	03/15/26	[4]	45,000	44,429
Ameren Corp.
3.50%	01/15/31		15,000	16,323
Appalachian Power Co.
4.45%	06/01/45		10,000	11,949
Appalachian Power Co.,
Series X
3.30%	06/01/27		30,000	32,455
Baltimore Gas and Electric Co.
2.90%	06/15/50		50,000	49,617
Black Hills Corp.
4.35%	05/01/33		35,000	40,541
Consolidated Edison Co. of New York, Inc.,
Series 2017
3.88%	06/15/47		10,000	11,145
Consolidated Edison Co. of New York, Inc.,
Series 20B
3.95%	04/01/50		40,000	45,786
Duke Energy Carolinas LLC
3.75%	06/01/45		70,000	78,195
3.88%	03/15/46		15,000	17,160
4.00%	09/30/42		10,000	11,461
Evergy, Inc.
2.45%	09/15/24		5,000	5,229
FirstEnergy Transmission LLC
5.45%	07/15/44	[4]	55,000	70,485
Florida Power & Light Co.
4.13%	02/01/42		115,000	138,840
Interstate Power and Light Co.
2.30%	06/01/30		20,000	20,104
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,501
Metropolitan Edison Co.
4.00%	04/15/25	[4]	39,000	41,111
4.30%	01/15/29	[4]	15,000	16,836
MidAmerican Energy Co.
4.25%	05/01/46		10,000	12,219
Narragansett Electric Co. (The)
3.40%	04/09/30	[4]	10,000	10,837
Northern States Power Co.
4.13%	05/15/44		10,000	12,034
PacifiCorp.
4.13%	01/15/49		60,000	70,991
Public Service Co. of New Mexico
3.85%	08/01/25		45,000	48,273
Southern Co. (The)
3.25%	07/01/26		6,000	6,462
Tucson Electric Power Co.
3.85%	03/15/23		60,000	62,332
Virginia Electric & Power Co.,
Series B
3.80%	09/15/47		20,000	22,806

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 30

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Vistra Operations Co. LLC
3.55%	07/15/24	[4]	$6,000	$6,331
Xcel Energy, Inc.
4.80%	09/15/41		55,000	67,620
				1,053,221

Energy — 6.26%
BP Capital Markets America, Inc.
3.63%	04/06/30		45,000	50,199
ConocoPhillips
2.40%	02/15/31	[4]	35,000	35,596
Diamondback Energy, Inc.
4.40%	03/24/51		15,000	17,044
Energy Transfer LP
4.95%	06/15/28		25,000	28,702
5.00%	05/15/50		55,000	63,570
5.40%	10/01/47		6,000	7,162
5.50%	06/01/27		37,000	43,435
6.13%	12/15/45		12,000	15,287
EQM Midstream Partners LP
6.50%	07/15/48		8,000	9,190
Exxon Mobil Corp.
3.45%	04/15/51		24,000	25,562
4.33%	03/19/50		17,000	20,849
Hess Corp.
4.30%	04/01/27		33,000	36,673
KeySpan Gas East Corp.
5.82%	04/01/41	[4]	15,000	20,083
Kinder Morgan Energy Partners LP
5.80%	03/15/35		15,000	19,320
Kinder Morgan Energy Partners LP
(MTN)
6.95%	01/15/38		15,000	21,280
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31		15,000	21,430
Lundin Energy Finance BV
(Netherlands)
3.10%	07/15/31	[4,5]	30,000	30,440
NGPL Pipe Co. LLC
3.25%	07/15/31	[4]	20,000	20,558
4.88%	08/15/27	[4]	10,000	11,379
Petroleos Mexicanos
(Mexico)
7.69%	01/23/50	[5]	40,000	37,931
Phillips 66 Partners LP
4.90%	10/01/46		10,000	11,935
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30		15,000	16,025
4.50%	12/15/26		44,000	49,182
Rockies Express Pipeline LLC
3.60%	05/15/25	[4]	30,000	30,990
6.88%	04/15/40	[4]	17,000	18,785
Ruby Pipeline LLC
8.00%	04/01/22	[1,2,4]	5,758	5,355

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Sabine Pass Liquefaction LLC
4.20%	03/15/28		$3,000	$3,361
Shell International Finance BV
(Netherlands)
2.38%	11/07/29	[5]	25,000	25,960
3.13%	11/07/49	[5]	20,000	20,808
3.25%	04/06/50	[5]	10,000	10,651
Southern Co. Gas Capital Corp.
2.45%	10/01/23		13,000	13,457
4.40%	06/01/43		10,000	11,762
5.88%	03/15/41		30,000	41,395
Southern Natural Gas Co. LLC
4.80%	03/15/47	[4]	15,000	18,394
TC PipeLines LP
3.90%	05/25/27		15,000	16,666
4.38%	03/13/25		30,000	32,843
Texas Eastern Transmission LP
2.80%	10/15/22	[4]	40,000	40,664
TransCanada PipeLines Ltd.
(Canada)
5.00%	10/16/43	[5]	15,000	18,624
Williams Cos., Inc. (The)
3.90%	01/15/25		8,000	8,647
				931,194

Finance — 8.88%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.65%	07/21/27	[5]	25,000	26,573
3.88%	01/23/28	[5]	4,000	4,273
Air Lease Corp.
3.63%	12/01/27		19,000	20,359
4.25%	09/15/24		20,000	21,699
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[4,5]	3,000	2,953
2.88%	02/15/25	[4,5]	25,000	25,722
Citigroup, Inc.
1.46%	06/09/27	[3]	15,000	14,926
2.57%	06/03/31	[3]	100,000	101,990
2.88%	07/24/23	[3]	50,000	50,977
3.67%	07/24/28	[3]	25,000	27,459
Ford Motor Credit Co. LLC
3.34%	03/28/22		54,000	54,477
4.25%	09/20/22		19,000	19,456
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[5]	153,000	183,787
General Motors Financial Co., Inc.
4.20%	11/06/21		20,000	20,068
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[3]	15,000	14,961
1.54%	09/10/27	[3]	20,000	19,947
2.60%	02/07/30		100,000	102,989
2.91%	07/24/23	[3]	35,000	35,678
3.27%	09/29/25	[3]	30,000	32,088

See accompanying Notes to Financial Statements.

31 / Semi-Annual Report September 2021

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
3.50%	11/16/26		$5,000	$5,406
Intercontinental Exchange, Inc.
1.85%	09/15/32		50,000	47,288
LSEGA Financing PLC
(United Kingdom)
2.00%	04/06/28	[4,5]	45,000	45,208
Morgan Stanley
0.99%	12/10/26	[3]	70,000	68,803
1.59%	05/04/27	[3]	30,000	30,095
Morgan Stanley
(GMTN)
1.51%	07/20/27	[3]	85,000	84,639
3.70%	10/23/24		5,000	5,426
3.77%	01/24/29	[3]	25,000	27,682
Morgan Stanley,
Series F
3.88%	04/29/24		20,000	21,587
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[3,4,5]	10,000	10,175
3.77%	03/08/24	[3,4,5]	65,000	67,782
4.36%	08/01/24	[3,4,5]	15,000	15,969
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[4,5]	2,000	2,183
Pipeline Funding Co. LLC
7.50%	01/15/30	[4]	26,694	34,016
Raymond James Financial, Inc.
3.75%	04/01/51		40,000	44,657
4.65%	04/01/30		25,000	29,683

				1,320,981

Food — 0.94%
Kraft Heinz Foods Co.
3.75%	04/01/30		5,000	5,431
4.63%	10/01/39		10,000	11,718
5.00%	07/15/35		13,000	16,022
Pilgrim’s Pride Corp.
3.50%	03/01/32	[4]	35,000	35,663
Smithfield Foods, Inc.
2.63%	09/13/31	[4]	30,000	29,259
3.35%	02/01/22	[4]	35,000	35,337
5.20%	04/01/29	[4]	5,000	5,747

				139,177

Health Care — 11.94%
AbbVie, Inc.
4.05%	11/21/39		20,000	23,000
4.40%	11/06/42		45,000	53,777
4.50%	05/14/35		13,000	15,557
4.55%	03/15/35		20,000	23,985
Amgen, Inc.
3.15%	02/21/40		45,000	45,953
4.40%	05/01/45		15,000	17,995
Anthem, Inc.
3.60%	03/15/51		20,000	21,868

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
3.70%	09/15/49		$15,000	$16,593
Ascension Health,
Series B
2.53%	11/15/29		10,000	10,486
AstraZeneca PLC
(United Kingdom)
3.38%	11/16/25	[5]	10,000	10,916
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28		5,000	5,639
Baxter International, Inc.
3.95%	04/01/30		10,000	11,371
Bayer U.S. Finance II LLC
3.88%	12/15/23	[4]	5,000	5,321
4.38%	12/15/28	[4]	25,000	28,326
4.88%	06/25/48	[4]	30,000	36,774
Becton Dickinson and Co.
3.79%	05/20/50		30,000	33,563
4.67%	06/06/47		5,000	6,261
Centene Corp.
3.00%	10/15/30		21,000	21,551
Children’s Hospital Medical Center
2.82%	11/15/50		20,000	19,665
Cigna Corp.
2.40%	03/15/30		16,000	16,276
3.40%	03/15/51		5,000	5,172
3.88%	10/15/47		33,000	36,771
4.38%	10/15/28		25,000	28,913
City of Hope,
Series 2013
5.62%	11/15/43		15,000	21,843
City of Hope,
Series 2018
4.38%	08/15/48		10,000	12,415
CommonSpirit Health
2.78%	10/01/30		35,000	36,056
3.91%	10/01/50		10,000	10,946
CVS Health Corp.
3.25%	08/15/29		60,000	64,530
5.05%	03/25/48		78,000	100,629
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		45,000	47,981
Elanco Animal Health, Inc.
5.90%	08/28/28		5,000	5,856
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[4]	50,000	50,874
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.65%	09/29/23	[6]	50,000	50,030
Hackensack Meridian Health, Inc.,
Series 2020
2.88%	09/01/50		30,000	29,885
HCA, Inc.
2.38%	07/15/31		5,000	4,919
5.00%	03/15/24		29,000	31,828
5.25%	06/15/49		50,000	63,928

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 32

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Humana, Inc.
3.95%	03/15/27		$25,000	$27,917
Illumina, Inc.
2.55%	03/23/31		35,000	35,374
Johnson & Johnson
4.50%	09/01/40		35,000	44,922
Kaiser Foundation Hospitals
3.15%	05/01/27		10,000	10,871
Mass General Brigham, Inc.,
Series 2020
3.34%	07/01/60		10,000	10,694
Mayo Clinic,
Series 2013
4.00%	11/15/47		25,000	30,454
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52		5,000	6,289
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55		15,000	15,739
OhioHealth Corp.,
Series 2020
3.04%	11/15/50		15,000	15,641
PerkinElmer, Inc.
2.25%	09/15/31		20,000	19,761
2.55%	03/15/31		35,000	35,571
Pfizer, Inc.
4.10%	09/15/38		10,000	11,967
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26		10,000	10,603
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30		70,000	66,602
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23	[5]	25,000	25,079
1.75%	09/02/27	[5]	45,000	44,699
Sharp HealthCare,
Series 20B
2.68%	08/01/50		50,000	47,987
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30	[5]	30,000	29,287
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31	[5]	30,000	30,648
Thermo Fisher Scientific, Inc.
2.00%	10/15/31		45,000	44,093
UnitedHealth Group, Inc.
3.25%	05/15/51		60,000	64,035
3.70%	08/15/49		10,000	11,385
4.25%	04/15/47		15,000	18,525
Universal Health Services, Inc.
1.65%	09/01/26	[4]	40,000	39,779
Viatris, Inc.
1.13%	06/22/22	[4]	15,000	15,081

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
West Virginia United Health System Obligated Group,
Series 2020
3.13%	06/01/50		$35,000	$35,535

				1,775,991

Industrials — 2.59%
Amcor Finance USA, Inc.
3.63%	04/28/26		10,000	10,912
Amcor Flexibles North America, Inc.
2.63%	06/19/30		5,000	5,116
BAE Systems Holdings, Inc.
3.85%	12/15/25	[4]	20,000	21,836
BAE Systems PLC
(United Kingdom)
3.40%	04/15/30	[4,5]	30,000	32,403
Berry Global, Inc.
0.95%	02/15/24	[4]	15,000	15,023
1.57%	01/15/26	[4]	28,000	28,025
Boeing Co. (The)
1.43%	02/04/24		35,000	35,052
CCL Industries, Inc.
(Canada)
3.05%	06/01/30	[4,5]	25,000	26,229
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.50%	05/05/26	[6]	10,000	9,903
L3Harris Technologies, Inc.
3.85%	06/15/23		40,000	42,181
Northrop Grumman Corp.
5.25%	05/01/50		20,000	27,931
Sealed Air Corp.
1.57%	10/15/26	[4]	20,000	19,909
Sonoco Products Co.
3.13%	05/01/30		10,000	10,669
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26	[4,5]	5,000	5,377
3.90%	03/22/23	[4,5]	50,000	52,244
Trane Technologies Luxembourg Finance SA
(Luxembourg)
3.55%	11/01/24	[5]	5,000	5,374
WRKCo, Inc.
3.00%	09/15/24		30,000	31,842
3.00%	06/15/33		5,000	5,224

				385,250

Information Technology — 3.82%
Amazon.com, Inc.
3.10%	05/12/51		73,000	76,904
Analog Devices, Inc.
2.95%	10/01/51		35,000	35,010
Apple, Inc.
2.38%	02/08/41		25,000	24,004
2.65%	02/08/51		25,000	24,092
2.70%	08/05/51		70,000	68,116

See accompanying Notes to Financial Statements.

33 / Semi-Annual Report September 2021

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
Broadcom, Inc.
3.63%	10/15/24		$15,000	$16,198
Fiserv, Inc.
2.65%	06/01/30		15,000	15,359
Intel Corp.
3.05%	08/12/51		35,000	35,055
3.25%	11/15/49		15,000	15,567
NVIDIA Corp.
3.50%	04/01/50		20,000	22,443
NXP BV/NXP Funding LLC
(Netherlands)
3.88%	09/01/22	[4,5]	30,000	30,898
4.63%	06/01/23	[4,5]	10,000	10,646
Oracle Corp.
3.60%	04/01/50		60,000	60,194
3.95%	03/25/51		45,000	47,726
salesforce.com, Inc.
2.90%	07/15/51		30,000	30,042
Skyworks Solutions, Inc.
0.90%	06/01/23		25,000	25,051
VMware, Inc.
1.00%	08/15/24		30,000	30,107

				567,412

Insurance — 4.72%
Allstate Corp. (The)
3.85%	08/10/49		20,000	23,738
Aon Corp.
2.80%	05/15/30		25,000	26,141
3.75%	05/02/29		5,000	5,569
Aon Corp./Aon Global Holdings PLC
2.05%	08/23/31		10,000	9,745
Athene Global Funding
1.61%	06/29/26	[4]	15,000	14,995
1.99%	08/19/28	[4]	10,000	9,890
(SOFR Rate plus 0.70%)
0.75%	05/24/24	[4,6]	30,000	30,149
Berkshire Hathaway Finance Corp.
2.85%	10/15/50		35,000	34,582
4.20%	08/15/48		20,000	24,273
Equitable Financial Life Global Funding
1.80%	03/08/28	[4]	20,000	19,890
Farmers Insurance Exchange
4.75%	11/01/57	[3,4]	55,000	62,523
Guardian Life Insurance Co. of America (The)
3.70%	01/22/70	[4]	45,000	47,404
Marsh & McLennan Cos., Inc.
2.25%	11/15/30		10,000	10,080
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50	[4]	37,000	38,801
Metropolitan Life Global Funding I
3.45%	10/09/21	[4]	42,000	42,024
Nationwide Mutual Insurance Co.
2.41%	12/15/24	[3,4]	30,000	30,036
New York Life Insurance Co.
3.75%	05/15/50	[4]	65,000	72,929

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Northwestern Mutual Life Insurance Co. (The)
3.45%	03/30/51	[4]	$39,000	$41,922
Principal Life Global Funding II
0.75%	04/12/24	[4]	25,000	25,025
Teachers Insurance & Annuity Association of America
3.30%	05/15/50	[4]	15,000	15,794
4.38%	09/15/54	[3,4]	65,000	68,185
Travelers Cos., Inc. (The)
4.05%	03/07/48		10,000	12,241
Willis North America, Inc.
2.95%	09/15/29		35,000	36,622

				702,558

Materials — 0.59%
Georgia-Pacific LLC
2.30%	04/30/30	[4]	15,000	15,302
International Flavors & Fragrances, Inc.
1.23%	10/01/25	[4]	5,000	4,961
2.30%	11/01/30	[4]	15,000	14,882
5.00%	09/26/48		25,000	32,386
Sherwin-Williams Co. (The)
2.30%	05/15/30		20,000	20,174

				87,705

Real Estate Investment Trust (REIT) — 6.10%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		50,000	55,240
4.50%	07/30/29		11,000	12,791
American Assets Trust LP
3.38%	02/01/31		30,000	31,077
American Campus Communities Operating Partnership LP
3.30%	07/15/26		10,000	10,712
3.63%	11/15/27		35,000	38,330
3.75%	04/15/23		25,000	26,037
3.88%	01/30/31		10,000	11,179
American Homes 4 Rent LP
2.38%	07/15/31		15,000	14,875
Boston Properties LP
2.55%	04/01/32		10,000	10,012
3.25%	01/30/31		5,000	5,302
3.40%	06/21/29		5,000	5,420
Crown Castle International Corp.
3.30%	07/01/30		50,000	53,324
CubeSmart LP
4.38%	02/15/29		5,000	5,702
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		5,000	5,246
3.45%	11/15/29		55,000	57,342
Essex Portfolio LP
2.65%	03/15/32		5,000	5,068
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		5,000	5,304
4.00%	01/15/30		65,000	70,330
Healthcare Realty Trust, Inc.
3.63%	01/15/28		30,000	32,848

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 34

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Healthcare Trust of America Holdings LP
3.75%	07/01/27		$65,000	$71,941
Healthpeak Properties, Inc.
4.00%	06/01/25		35,000	38,244
Host Hotels & Resorts LP,
Series D
3.75%	10/15/23		35,000	36,693
Hudson Pacific Properties LP
3.95%	11/01/27		50,000	54,795
Kilroy Realty LP
2.50%	11/15/32		15,000	14,771
3.45%	12/15/24		10,000	10,674
Lexington Realty Trust
2.38%	10/01/31		5,000	4,861
2.70%	09/15/30		45,000	45,595
Life Storage LP
2.20%	10/15/30		40,000	39,657
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.63%	06/15/25	[4]	28,000	30,274
Mid-America Apartments LP
1.70%	02/15/31		10,000	9,504
Piedmont Operating Partnership LP
2.75%	04/01/32		15,000	14,788
SL Green Operating Partnership LP
3.25%	10/15/22		45,000	46,130
UDR, Inc.
(MTN)
4.40%	01/26/29		5,000	5,699
Ventas Realty LP
3.00%	01/15/30		15,000	15,614
4.13%	01/15/26		10,000	11,054

				906,433

Retail — 0.68%
7-Eleven, Inc.
0.80%	02/10/24	[4]	35,000	34,995
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50	[4,5]	45,000	48,119
McDonald’s Corp.
(MTN)
4.20%	04/01/50		15,000	17,925

				101,039

Services — 1.27%
IHS Markit Ltd.
(Bermuda)
4.00%	03/01/26	[4,5]	50,000	55,073
4.75%	08/01/28	[5]	15,000	17,581
5.00%	11/01/22	[4,5]	5,000	5,191
Moody’s Corp.
2.75%	08/19/41		20,000	19,415
Northwestern University
3.69%	12/01/38		10,000	11,919

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
RELX Capital, Inc.
4.00%	03/18/29		$35,000	$39,415
University of Southern California
2.81%	10/01/50		10,000	10,271
Waste Connections, Inc.
(Canada)
2.60%	02/01/30	[5]	5,000	5,153
3.05%	04/01/50	[5]	20,000	19,952
William Marsh Rice University
2.60%	05/15/50		5,000	4,950

				188,920

Transportation — 1.27%
Burlington Northern Santa Fe LLC
3.30%	09/15/51		20,000	21,559
4.40%	03/15/42		18,000	21,981
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		23,505	23,504
JetBlue Airways Pass-Through Trust,
Series 1A
4.00%	11/15/32		29,018	31,780
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		14,086	14,146
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		22,147	23,537
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		14,597	15,452
Union Pacific Corp.
3.84%	03/20/60		25,000	28,733
United Airlines Pass-Through Trust,
Series 2016-2, Class AA
2.88%	10/07/28		8,150	8,365

				189,057

Water — 0.08%
American Water Capital Corp.
3.45%	05/01/50		11,000	11,826

Total Corporates
(Cost $12,194,616)				12,321,031

MORTGAGE-BACKED — 0.89%**

Non-Agency Commercial Mortgage-Backed — 0.47%
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.32%	03/10/46	[3]	312,577	4,269
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.01%	09/10/47	[1,2,3]	607,120	12,459
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
1.03%	12/10/47	[3]	463,812	10,949

See accompanying Notes to Financial Statements.

35 / Semi-Annual Report September 2021

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.89%	08/10/43	[3,4]	$2,487,750	$30,134
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.42%	03/10/44	[3,4]	109,686	333
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XA (IO)
1.53%	08/15/45	[3,4]	222,622	1,188
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class XA (IO)
1.75%	11/15/45	[1,2,3,4]	140,445	1,082
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.32%	08/10/49	[1,2,3,4]	2,200,000	4,550
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.45%	06/15/45	[3,4]	748,119	5,018

				69,982

U.S. Agency Commercial Mortgage-Backed — 0.27%
Fannie Mae-Aces,
Series 2015-M4, Class X2 (IO)
0.61%	07/25/22	[3]	315,240	56
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K723, Class X1 (IO)
1.04%	08/25/23	[3]	822,754	11,559
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.22%	09/16/51	[3]	575,044	26,351
Ginnie Mae,
Series 2011-53, Class IO (IO)
0.00%	05/16/51	[3]	1,743,708	64
Ginnie Mae,
Series 2012-144, Class IO (IO)
0.36%	01/16/53	[3]	173,473	2,225

				40,255

U.S. Agency Mortgage-Backed — 0.15%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
5.91%	11/25/41	[6]	47,421	6,445
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42		15,271	15,536

				21,981

Total Mortgage-Backed
(Cost $253,656)				132,218

MUNICIPAL BONDS — 2.35%*

California — 1.12%
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35		35,000	34,289

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

California (continued)
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series E
2.83%	11/01/41	$25,000	$25,483
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
3.89%	05/15/38	15,000	16,936
Los Angeles Department of Water & Power Water System Revenue Bonds, Water Utility Improvements, Series SY
6.01%	07/01/39	5,000	6,658
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34	30,000	39,732
5.76%	07/01/29	10,000	12,331
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34	5,000	7,072
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60	5,000	5,391
Santa Clara Valley Transportation Authority Revenue Bonds, Transit Improvements
5.88%	04/01/32	10,000	12,367
University of California, Taxable, College & University, Revenue Bonds, University & College Improvements, Series AJ
4.60%	05/15/31	5,000	5,859

			166,118

Florida — 0.11%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	15,000	16,102

Massachusetts — 0.07%
Massachusetts School Building Authority Revenue Bonds, Series B
2.97%	10/15/32	10,000	10,572

New York — 0.94%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31	25,000	24,580
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	5,000	6,788
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	5,605
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	20,000	19,616
New York City Transitional Finance Authority Future
Tax Secured Revenue Bonds, Taxable Bonds, Public
Improvements
3.96%	08/01/32	30,000	33,506

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 36

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	$50,000	$50,342

			140,437

Ohio — 0.11%
Ohio, Taxable Revenue Bonds, Advanced Refunding,
Cleveland Clinic
2.89%	01/01/32	15,000	15,707

Total Municipal Bonds
(Cost $347,043)			348,936

U.S. TREASURY SECURITIES — 8.64%

U.S. Treasury Bonds — 1.00%
U.S. Treasury Bonds
2.00%	08/15/51	151,000	148,241

U.S. Treasury Notes — 7.64%
U.S. Treasury Notes
0.13%	07/31/23	180,000	179,630
0.13%	08/31/23	198,000	197,489
0.25%	09/30/23	103,000	102,928
0.88%	09/30/26	335,000	333,237
1.25%	08/15/31	332,000	323,985

			1,137,269

Total U.S. Treasury Securities
(Cost $1,294,612)			1,285,510

Total Bonds — 95.01%
(Cost $14,133,494)			14,131,386

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 2.79%

Money Market Funds — 2.79%
Fidelity Investments Money Market Funds - Government
Portfolio
0.01%[7]		22,345	22,345
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
0.03%[7]		393,000	393,000

Total Short-Term Investments
(Cost $415,345)			415,345

Total Investments - 97.80%
(Cost $14,548,839)			14,546,731

Cash and Other Assets, Less Liabilities - 2.20%			326,529

Net Assets - 100.00%			$14,873,260

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[2]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $67,137, which is 0.45% of total net assets.
[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Foreign denominated security issued by foreign domiciled entity.
[6]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[7]	Represents the current yield as of September 30, 2021.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

37 / Semi-Annual Report September 2021

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	5	12/31/21	$1,100,273	$(635)	$(635)
U.S. Treasury Five-Year Note	2	12/31/21	245,484	(1,574)	(1,574)

			1,345,757	(2,209)	(2,209)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	6	12/21/21	(871,500)	16,080	16,080

TOTAL FUTURES CONTRACTS			$474,257	$13,871	$13,871

			Received by the Fund		Paid by the Fund

Description	Put/ Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
SWAPS: INTEREST RATE
Interest Rate Swap[1]	Call	09/28/53	3-month USD LIBOR	Quarterly	1.87%	Semi-annually	$95	$2,321	$—	$2,321
Interest Rate Swap[1]	Call	09/28/25	1.39%	Semi-annually	3-month USD LIBOR	Quarterly	1,130	(361)	—	(361)

TOTAL SWAPS CONTRACTS							$1,225	$1,960	$—	$1,960

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 38

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 108.95%

ASSET-BACKED SECURITIES — 18.61%**
Aimco CLO 11 Ltd.,
Series 2020-11A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.38%)
1.51%	10/15/31	[1,2,3]	$185,000	$185,028
Aimco CLO 14 Ltd.,
Series 2021-14A, Class SUB
(Cayman Islands)
0.00%	04/20/34	[1,3,4]	700,000	740,513
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.27%	10/16/28	[1,2,3]	10,191	10,192
AMMC CLO 23 Ltd.,
Series 2020-23A, Class A1L
(Cayman Islands)
(LIBOR USD 3-Month plus 1.40%)
1.53%	10/17/31	[1,2,3]	480,000	480,115
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37	[1]	450,000	485,689
BlueMountain CLO Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.77%)
1.90%	10/25/30	[1,2,3]	250,000	250,033
BlueMountain CLO XXX Ltd.,
Series 2020-30A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.80%)
1.93%	01/15/33	[1,2,3]	250,000	250,268
Bombardier Capital Mortgage Securitization Corp.,
Series 1999-B, Class A2
6.98%	12/15/29	[4]	997,492	207,208
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A3
7.83%	06/15/30	[4]	1,658,345	369,831
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A4
8.29%	06/15/30	[4]	142,144	33,562
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.40%	10/25/32	[1,2,3]	250,000	250,047
CIFC Funding Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/18/31	[1,3,4]	575,000	438,080
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(LIBOR USD 1-Month plus 1.75%)
1.84%	10/25/37	[1,2]	600,000	607,703

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust,
Series 2006-WF1, Class A2C (STEP-reset date 11/25/21)
4.86%	03/25/36		$33,579	$20,373
Conseco Finance Securitizations Corp.,
Series 2000-1, Class A5
8.06%	09/01/29	[4]	3,422,964	962,569
Conseco Finance Securitizations Corp.,
Series 2000-4, Class A5
7.97%	05/01/32		1,992,158	571,754
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.20%	10/15/52	[1,4]	759,124	50,026
CoreVest American Finance Trust,
Series 2021-1, Class XB (IO)
1.72%	04/15/53	[1,4]	4,459,000	449,865
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A4
(LIBOR USD 1-Month plus 0.16%)
0.25%	10/25/36	[2]	45,505	38,545
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-MH1, Class B1 (STEP-reset date 11/25/21)
6.25%	10/25/36	[1]	61,000	63,634
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF3 (STEP-reset date 11/25/21)
3.26%	01/25/37		1,085,917	460,386
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF6 (STEP-reset date 11/25/21)
3.26%	01/25/37		1,917,100	813,287
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 11/25/21)
3.66%	02/25/37		1,097,175	876,102

Dryden 72 CLO Ltd.,
Series 2019-72A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.77%	05/15/32	[1,2,3]	925,000	925,865

Dryden 85 CLO Ltd.,
Series 2020-85A, Class D
(Cayman Islands)
(LIBOR USD 3-Month plus 3.90%)
4.03%	10/15/32	[1,2,3]	90,000	90,025

Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.03%	04/15/29	[1,2,3]	62,968	62,968

Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.32%	08/15/30	[1,2,3]	10,000	10,004

Elmwood CLO VI Ltd.,
Series 2020-3A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
0.00%	10/20/34	[1,2,3]	440,000	440,220

See accompanying Notes to Financial Statements.

39 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.41%	10/25/36	[2]	$448,841	$364,144
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.31%	03/25/37	[2]	797,431	507,188
Fremont Home Loan Trust,
Series 2005-E, Class 2A4
(LIBOR USD 1-Month plus 0.66%)
0.75%	01/25/36	[2]	27,457	27,137
Gilbert Park CLO Ltd.,
Series 2017-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.32%	10/15/30	[1,2,3]	485,000	485,073
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.24%	10/20/34	[1,2,3]	250,000	250,172
Greenwood Park CLO Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/15/31	[1,3,4]	675,000	488,018
GSAA Home Equity Trust,
Series 2007-5, Class 1F3B
6.00%	05/25/37	[4]	4,300,000	600,650
GSAA Home Equity Trust,
Series 2007-5, Class 1F5B (STEP-reset date 11/25/21)
6.44%	05/25/37		1,987,261	264,851
GSAA Home Equity Trust,
Series 2007-5, Class 2A2A
(LIBOR USD 1-Month plus 0.23%)
0.55%	04/25/47	[2]	953,029	588,979
GSAA Trust,
Series 2007-3, Class 2A1B
(LIBOR USD 1-Month plus 0.20%)
0.29%	03/25/47	[2]	166,316	17,199
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A5 (STEP-reset date 11/25/21)
4.80%	12/25/36		275,401	130,917
Invesco CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/15/34	[1,3,4]	650,000	595,336
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	45,884	51,510
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	47,471	52,268
JPMorgan Chase Bank Auto Credit Linked Notes,
Series 2021-1, Class R
28.35%	09/25/28	†,1	545,515	569,513

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH2, Class AF3 (STEP-reset date 11/25/21)
5.46%	09/25/29		$581,064	$452,497
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF4 (STEP-reset date 11/25/21)
6.08%	08/25/36		597,346	432,229
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF5 (STEP-reset date 11/25/21)
6.34%	08/25/36		301,142	221,446
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A5 (STEP-reset date 11/25/21)
6.91%	07/25/36		1,886,159	795,049
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AF6 (STEP-reset date 11/25/21)
4.72%	11/25/36		12,449	12,808
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF2 (STEP-reset date 11/25/21)
4.54%	01/25/37		475,691	336,588
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF3 (STEP-reset date 11/25/21)
4.54%	10/25/30		730,311	516,104
LCM XIII LP,
Series 13A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.27%	07/19/27	[1,2,3]	500,000	499,970
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.11%	03/20/30	[1,2,3]	500,000	500,490
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class M1
6.63%	04/15/40	[4]	1,113,814	1,194,250
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
0.59%	08/25/46	[2]	265,133	258,238
Lehman XS Trust,
Series 2006-17, Class 1AIO (IO)
0.60%	08/25/46	[5,6]	9,534,323	210,725
MASTR Asset-Backed Securities Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.22%)
0.31%	08/25/36	[2]	802,768	417,050
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-3, Class A2B
(LIBOR USD 1-Month plus 0.13%)
0.22%	06/25/37	[2]	606,478	573,419
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE6, Class A2B
(LIBOR USD 1-Month plus 0.30%)
0.39%	11/25/37	[2]	881,257	404,951
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		7,309	7,799

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 40

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	$47,110	$49,944
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		3,281	3,455
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
0.34%	06/25/37	[2]	27,935	27,608
Navient Student Loan Trust,
Series 2018-4A, Class B
(LIBOR USD 1-Month plus 1.30%)
1.39%	06/27/67	[1,2]	850,000	841,999
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
0.99%	06/25/54	[1,2]	630,000	636,933
Neuberger Berman Loan Advisers CLO 40 Ltd.,
Series 2021-40A, Class SUB
(Cayman Islands)
0.00%	04/16/33	[1,3,4]	275,000	261,082
Oakwood Mortgage Investors, Inc.,
Series 1999-C, Class A2
7.48%	08/15/27		474,426	449,246
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A2
5.01%	03/15/20	[4]	11,080	11,305
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.28%	11/20/30	[1,2,3]	325,000	325,133
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.38%	10/19/32	[1,2,3]	275,000	275,041
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.26%	01/17/31	[1,2,3]	725,000	725,116
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.37%)
1.49%	11/15/31	[1,2,3]	550,000	551,198
Palmer Square CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/20/34	[1,3,4]	625,000	579,374
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.03%	10/24/27	[1,2,3]	19,447	19,451

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.68%	04/20/28	[1,2,3]	$10,000	$10,003
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-WCH1, Class M4
(LIBOR USD 1-Month plus 1.25%)
1.33%	01/25/36	[2]	15,016	15,189
PHEAA Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.59%)
0.68%	08/25/40	[1,2]	39,206	38,991
Progress Residential Trust,
Series 2019-SFR1, Class A
3.42%	08/17/35	[1]	347,657	351,588
Progress Residential Trust,
Series 2019-SFR2, Class A
3.15%	05/17/36	[1]	331,059	334,848
Progress Residential,
Series 2021-SFR1, Class H
5.00%	04/17/38	[1]	750,000	770,809
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.31%	12/25/36	[2]	67,466	67,420
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.15%	10/15/29	[1,2,3]	55,000	55,003
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.32%	10/20/30	[1,2,3]	475,000	475,054
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 11/25/21)
2.92%	01/25/36		116,997	107,902
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.24%	12/25/36	[2]	1,039,825	747,765
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	12/30/99	[5,6]	532,481	533,999
SLM Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.50%)
0.63%	07/25/39	[2]	198,095	190,127
SLM Student Loan Trust,
Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
0.30%	07/25/25	[2]	115,000	104,272

See accompanying Notes to Financial Statements.

41 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.83%	07/25/23	[2]	$95,361	$96,308
SLM Student Loan Trust,
Series 2008-7, Class A4
(LIBOR USD 3-Month plus 0.90%)
1.03%	07/25/23	[2]	17,106	17,095
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83	[2]	10,000	10,041
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
0.34%	07/25/37	[2]	348,706	315,657
Soundview Home Loan Trust,
Series 2007-OPT4, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
1.09%	09/25/37	[2]	471,985	381,288
TAL Advantage VII LLC,
Series 2020-1A, Class A
2.05%	09/20/45	[1]	554,900	559,926
Textainer Marine Containers VIII Ltd.,
Series 2020-2A, Class A
(Bermuda)
2.10%	09/20/45	[1,3]	524,977	530,744
TIF Funding II LLC,
Series 2020-1A, Class A
2.09%	08/20/45	[1]	505,083	509,142
Voya CLO Ltd.,
Series 2018-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.78%	01/15/32	[1,2,3]	250,000	250,026

Total Asset-Backed Securities
(Cost $34,519,489)				33,200,542

BANK LOANS — 8.83%*

Communications — 1.11%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	03/15/27	[2]	124,053	122,873
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.58%	04/15/27	[2]	49,622	49,131
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27	[2]	350,000	350,620
Frontier Communications holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/01/28	[2]	124,375	124,491

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25	[2]	$75,786	$74,822
Intelsat Jackson Holdings SA,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 4.75%)
5.75%	07/13/22	[2,3,7]	1,000,000	1,008,750
National CineMedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 8.00%)
9.00%	12/20/24	[2]	248,750	249,994

				1,980,681

Consumer Discretionary — 0.61%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.13%)
3.63%	12/23/27	[2]	149,250	148,237
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.08%	06/03/26	[2]	322,525	320,106
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28	[2]	273,625	274,267
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	10/01/26	[2]	248,750	249,730
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.08%	10/22/26	[2]	98,995	99,181

				1,091,521

Electric — 1.01%
Astoria Energy LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/10/27	[2]	271,069	272,339
Calpine Corp.,
Term Loan B9, 1st Lien
(LIBOR plus 2.00%)
2.09%	04/05/26	[2]	248,096	245,577
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/06/26	[2]	396,962	395,763
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/10/28	[2]	399,000	397,454

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 42

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Electric (continued)
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	12/31/25	[2]	$495,846	$492,645

				1,803,778

Entertainment — 0.58%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25	[2]	125,881	104,114
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
7.00%	05/23/24	[2]	751,453	931,177

				1,035,291

Finance — 0.36%
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.59%	09/30/26	[2]	272,933	273,615
Mirion Technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.08%	03/06/26	[2]	98,985	99,295
Schweitzer-Mauduit International, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/09/28	[2]	274,313	274,655

				647,565

Food — 0.06%
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.83%	07/20/25	[2]	98,977	97,864

Gaming — 0.22%
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.10%	12/27/24	[2]	396,907	396,907

Health Care — 1.41%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27	[2]	99,500	99,780
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25	[2]	275,000	274,245
Buckeye Partners LP,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.33%	11/01/26	[2]	248,125	247,172

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Certara Holdco, Inc.,
Term Loan B
(LIBOR plus 3.50%)
3.58%	08/15/26	[2]	$274,313	$274,143
CPI Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.83%	11/04/26	[2]	98,995	99,119
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	08/01/27	[2]	545,365	539,374
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.13%	12/30/26	[2]	272,922	271,557
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[2]	62,115	62,166
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	03/15/28	[2]	273,625	273,454
ICON Luxembourg SARL,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	07/03/28	[2]	223,592	224,585
Indigo Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	07/03/28	[2]	55,708	55,956
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.83%	03/31/27	[2]	99,001	98,928

				2,520,479

Industrials — 0.60%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.86%	07/01/26	[2]	357,442	355,922
Charter NEX U.S., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/01/27	[2]	74,625	74,876
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	04/15/28	[2]	169,575	169,940
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/03/25	[2]	199,000	199,622

See accompanying Notes to Financial Statements.

43 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24	[2]	$272,550	$266,588

				1,066,948

Information Technology — 1.59%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	08/15/25	[2]	272,895	272,874
BJ’s Wholesale Club, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.08%	02/03/24	[2]	372,002	372,635
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/16/25	[2]	74,625	74,847
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.58%	08/14/25	[2]	273,597	270,792
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	10/01/27	[2]	248,747	249,680
IQVIA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.83%	01/17/25	[2]	369,469	368,915
Nouryon USA LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.83%	10/01/25	[2]	332,587	330,799
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	11/18/27	[2,8]	351,192	351,703
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	04/24/28	[2]	275,000	274,455
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28	[2]	274,313	275,388

				2,842,088

Real Estate Investment Trust (REIT) — 0.28%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	07/01/28	[2]	251,509	251,725

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Real Estate Investment Trust (REIT) (continued)
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	02/17/28	[2]	$248,750	$249,994

				501,719

Retail — 0.62%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28	[2]	173,688	172,820
Aveanna Healthcare LLC,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.00%	07/17/28	[2]	58,491	58,541
Sinclair Television Group, Inc.,
Term Loan B2B, 1st Lien
(LIBOR plus 2.50%)
2.59%	09/30/26	[2]	396,962	391,010
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.75%	09/22/28	[2]	475,000	476,299

				1,098,670

Services — 0.22%
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[2]	396,716	393,576

Transportation — 0.16%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	08/17/29	[2]	275,000	273,281

Total Bank Loans
(Cost $15,521,107)				15,750,368

CORPORATES — 28.44%*

Banking — 4.20%
Bank of America Corp.
(MTN)
2.02%	02/13/26	[4]	375,000	384,857
2.09%	06/14/29	[4]	365,000	364,754
3.82%	01/20/28	[4]	125,000	138,044
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	865,000	870,819
Comerica, Inc.
5.63%	10/01/70	[4]	15,000	16,556
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	425,000	416,055
2.19%	06/05/26	[1,3,4]	195,000	198,923
2.59%	09/11/25	[1,3,4]	40,000	41,445

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 44

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
3.75%	03/26/25	[3]	$80,000	$86,311
4.55%	04/17/26	[3]	155,000	174,204
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,4]	270,000	270,168
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25	[3,4]	245,000	244,594
1.59%	05/24/27	[3,4]	380,000	377,615
2.21%	08/17/29	[3,4]	200,000	198,620
2.63%	11/07/25	[3,4]	150,000	156,496
4.29%	09/12/26	[3,4]	130,000	143,327
JPMorgan Chase & Co.
0.97%	06/23/25	[4]	280,000	280,385
1.47%	09/22/27	[4]	270,000	268,216
1.58%	04/22/27	[4]	270,000	270,612
2.01%	03/13/26	[4]	25,000	25,632
2.08%	04/22/26	[4]	165,000	169,775
2.52%	04/22/31	[4]	80,000	81,663
2.58%	04/22/32	[4]	205,000	207,995
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	305,000	304,849
2.86%	03/17/23	[3,4]	220,000	222,465
3.87%	07/09/25	[3,4]	30,000	32,355
Macquarie Group Ltd.
(Australia)
2.69%	06/23/32	[1,3,4]	100,000	99,911
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	325,000	325,703
1.67%	06/14/27	[3,4]	270,000	269,071
3.37%	01/05/24	[3,4]	35,000	36,170
4.80%	11/15/24	[3,4]	135,000	146,195
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	345,000	356,003
2.39%	06/02/28	[4]	305,000	314,836

				7,494,624

Communications — 5.23%
AT&T, Inc.
2.55%	12/01/33		897,000	883,304
4.75%	05/15/46		200,000	239,668
Cable One, Inc.
4.00%	11/15/30	[1]	167,000	166,165
Charter Communications Operating LLC/Charter
Communications Operating Capital
5.38%	05/01/47		141,000	169,300
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	751,000	499,121
6.63%	08/15/27	[1]	660,000	293,823
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
5.88%	08/15/27	[1]	275,000	287,369
DISH Network Corp.
3.38%	08/15/26		837,000	872,154

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Intelsat Jackson Holdings SA
(Luxembourg)
5.50%	08/01/23	[3,9,10]	$535,000	$299,223
8.50%	10/15/24	[1,3,9,10]	270,000	156,600
9.75%	07/15/25	[1,3,9,10]	360,000	203,054
Level 3 Financing, Inc.
3.63%	01/15/29	[1]	40,000	38,803
3.88%	11/15/29	[1]	220,000	235,521
Lumen Technologies, Inc.
5.38%	06/15/29	[1]	450,000	459,724
National CineMedia LLC
5.88%	04/15/28	[1]	657,000	602,331
Scripps Escrow II, Inc.
5.38%	01/15/31	[1]	449,000	442,096
Scripps Escrow, Inc.
5.88%	07/15/27	[1]	116,000	119,480
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	284,375	304,068
5.15%	03/20/28	[1]	495,000	566,305
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31	[1,3]	200,000	204,361
Time Warner Cable LLC
5.50%	09/01/41		80,000	98,200
T-Mobile USA, Inc.
2.25%	02/15/26		758,000	767,495
2.55%	02/15/31		199,000	199,839
4.38%	04/15/40		15,000	17,300
Verizon Communications, Inc.
3.15%	03/22/30		5,000	5,350
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[1,3]	324,000	329,419
Vmed O2 UK Financing I PLC
(United Kingdom)
4.25%	01/31/31	[1,3]	560,000	559,300
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50	[3]	60,000	69,261
4.38%	05/30/28	[3]	205,000	235,591

				9,324,225

Consumer Discretionary — 1.13%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.90%	02/01/46		215,000	264,685
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	215,000	237,059
4.70%	05/15/28	[1,3]	65,000	75,134
5.30%	05/15/48	[1,3]	115,000	150,226
BAT Capital Corp.
3.56%	08/15/27		165,000	177,836
4.39%	08/15/37		150,000	161,312
4.54%	08/15/47		5,000	5,188

See accompanying Notes to Financial Statements.

45 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[1,3]	$160,000	$174,515
Reynolds American, Inc.
4.45%	06/12/25		95,000	104,774
5.70%	08/15/35		100,000	119,916
5.85%	08/15/45		195,000	237,900
Spectrum Brands, Inc.
3.88%	03/15/31	[1]	300,000	303,559

				2,012,104

Electric — 1.17%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	245,000	241,890
Duke Energy Carolinas LLC
4.00%	09/30/42		250,000	286,541
Eversource Energy,
Series O
4.25%	04/01/29		8,000	9,207
FirstEnergy Corp.,
Series C
3.40%	03/01/50		546,000	526,267
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	418,000	436,672
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.27%)
0.40%	02/22/23	[2]	385,000	385,052
Pennsylvania Electric Co.
4.15%	04/15/25	[1]	5,000	5,317
Public Service Co. of New Mexico
3.85%	08/01/25		40,000	42,909
Tucson Electric Power Co.
3.85%	03/15/23		140,000	145,442

				2,079,297

Energy — 3.42%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[1]	323,000	335,112
Endeavor Energy Resources LP/EER Finance, Inc.
5.75%	01/30/28	[1]	138,000	145,417
Energy Transfer LP
4.75%	01/15/26		10,000	11,177
4.90%	03/15/35		20,000	23,027
4.95%	06/15/28		100,000	114,808
5.00%	05/15/50		55,000	63,570
5.40%	10/01/47		28,000	33,422
Energy Transfer LP,
Series B
6.63%	02/15/70	[4]	733,000	715,591
Exxon Mobil Corp.
4.23%	03/19/40		70,000	83,176
4.33%	03/19/50		20,000	24,528
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34	[1,3]	200,000	196,855

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Hess Corp.
4.30%	04/01/27		$45,000	$50,008
5.60%	02/15/41		20,000	24,918
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33	[1,3]	200,000	206,840
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33	[3]	200,000	206,840
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[1]	294,000	300,171
NGPL Pipe Co. LLC
4.88%	08/15/27	[1]	40,000	45,518
Occidental Petroleum Corp.
0.00%	10/10/36	[11]	644,000	355,810
Petroleos Mexicanos
(Mexico)
6.63%	06/15/35	[3]	5,000	4,769
6.75%	09/21/47	[3]	15,000	13,105
6.95%	01/28/60	[3]	5,000	4,351
7.69%	01/23/50	[3]	145,000	137,498
Petronas Capital Ltd.
(Malaysia)
3.50%	04/21/30	[1,3]	200,000	217,080
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	234,000	242,190
4.95%	07/15/29	[1]	215,000	223,934
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6]	535,455	497,973
Southern Natural Gas Co. LLC
4.80%	03/15/47	[1]	65,000	79,708
Texas Eastern Transmission LP
2.80%	10/15/22	[1]	170,000	172,824
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		150,000	154,125
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[1,3]	85,250	87,061
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	35,000	34,879
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	390,500	392,314
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	09/01/27		132,000	139,934
Venture Global Calcasieu Pass LLC
4.13%	08/15/31	[1]	675,000	705,800
Williams Cos., Inc. (The)
4.30%	03/04/24		60,000	64,471

				6,108,804

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 46

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Entertainment — 0.21%
Cinemark USA, Inc.
5.25%	07/15/28	[1]	$385,000	$380,188

Finance — 2.36%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.65%	07/21/27	[3]	25,000	26,574
3.88%	01/23/28	[3]	5,000	5,341
4.45%	10/01/25	[3]	110,000	120,127
Air Lease Corp.
2.25%	01/15/23		25,000	25,551
Air Lease Corp.
(MTN)
3.00%	02/01/30		35,000	35,584
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	28,000	27,561
Citigroup, Inc.
4.41%	03/31/31	[4]	15,000	17,328
Discover Financial Services
3.95%	11/06/24		205,000	222,003
Ford Motor Credit Co. LLC
3.22%	01/09/22		180,000	180,675
3.81%	10/12/21		6,000	6,011
4.25%	09/20/22		85,000	87,040
5.60%	01/07/22		430,000	435,676
(LIBOR USD 3-Month plus 1.27%)
1.40%	03/28/22	[2]	300,000	300,233
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	330,000	396,403
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[4]	575,000	573,506
3.27%	09/29/25	[4]	165,000	176,484
Goldman Sachs Group, Inc. (The),
Series VAR
1.09%	12/09/26	[4]	5,000	4,929
Morgan Stanley
0.99%	12/10/26	[4]	145,000	142,520
1.59%	05/04/27	[4]	270,000	270,856
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	510,000	507,831
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	205,000	213,774
4.36%	08/01/24	[1,3,4]	25,000	26,615
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	30,000	31,355
5.50%	02/15/24	[1,3]	2,000	2,183
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	155,715	198,430
Raymond James Financial, Inc.
4.65%	04/01/30		145,000	172,161

				4,206,751

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food — 1.44%
Conagra Brands, Inc.
4.85%	11/01/28		$10,000	$11,737
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31	[1,3]	235,000	246,478
5.50%	01/15/30	[1,3]	376,000	418,665
Kraft Heinz Foods Co.
3.00%	06/01/26		185,000	194,813
4.88%	10/01/49		70,000	85,321
Pilgrim’s Pride Corp.
3.50%	03/01/32	[1]	500,000	509,470
4.25%	04/15/31	[1]	180,000	192,604
5.88%	09/30/27	[1]	184,000	195,440
Post Holdings, Inc.
4.50%	09/15/31	[1]	225,000	223,211
4.63%	04/15/30	[1]	320,000	322,874
Smithfield Foods, Inc.
3.35%	02/01/22	[1]	165,000	166,589
5.20%	04/01/29	[1]	5,000	5,746

				2,572,948

Health Care — 3.89%
180 Medical, Inc.
3.88%	3.88	[1]	275,000	275,000
AbbVie, Inc.
3.85%	06/15/24		10,000	10,759
4.05%	11/21/39		5,000	5,750
4.50%	05/14/35		424,000	507,379
Aetna, Inc.
3.50%	11/15/24		10,000	10,756
Amgen, Inc.
3.15%	02/21/40		100,000	102,118
Bayer U.S. Finance II LLC
4.25%	12/15/25	[1]	255,000	282,004
4.38%	12/15/28	[1]	210,000	237,938
4.88%	06/25/48	[1]	180,000	220,642
Becton Dickinson and Co.
3.73%	12/15/24		3,000	3,243
Centene Corp.
2.45%	07/15/28		349,000	350,902
3.00%	10/15/30		323,000	331,479
Cigna Corp.
3.40%	03/01/27		30,000	32,799
3.40%	03/15/51		75,000	77,578
CommonSpirit Health
2.78%	10/01/30		35,000	36,056
4.35%	11/01/42		100,000	114,768
CVS Health Corp.
5.05%	03/25/48		190,000	245,122
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3]	300,000	216,750
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29	[1,3]	175,000	175,154

See accompanying Notes to Financial Statements.

47 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[1]	$120,000	$122,097
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.65%	09/29/23	[2]	155,000	155,093
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[1,3]	275,000	281,734
HCA, Inc.
4.13%	06/15/29		80,000	89,418
5.00%	03/15/24		10,000	10,975
5.25%	06/15/49		185,000	236,533
HCRX Investments Holdco LP
4.50%	08/01/29	[1]	425,000	427,658
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	425,000	441,065
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	763,000	805,601
4.38%	06/15/28	[1]	74,000	77,066
Mozart Debt Merger Sub, Inc.
3.88%	04/01/29	[1]	267,000	267,000
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	396,000	424,710
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[3]	225,000	223,494
Tenet Healthcare Corp.
4.63%	06/15/28	[1]	96,000	99,600
UnitedHealth Group, Inc.
3.70%	08/15/49		5,000	5,693
Viatris, Inc.
1.13%	06/22/22	[1]	40,000	40,217

				6,944,151

Industrials — 0.42%
Artera Services LLC
9.03%	12/04/25	[1]	179,000	194,386
BAE Systems Holdings, Inc.
3.85%	12/15/251		60,000	65,508
Boeing Co. (The)
1.43%	02/04/24		340,000	340,507
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.50%	05/05/26	[2]	60,000	59,419
(LIBOR USD 3-Month plus 0.48%)
0.60%	08/15/36	[2]	52,000	45,395
General Electric Co.,
Series A (MTN)
6.75%	03/15/32		30,000	41,072

				746,287

Information Technology — 0.25%
Fiserv, Inc.
2.65%	06/01/30		10,000	10,240

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
Intel Corp.
3.05%	08/12/51		$29,000	$29,045
Oracle Corp.
2.88%	03/25/31		65,000	67,022
3.95%	03/25/51		320,000	339,382

				445,689

Insurance — 0.95%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[1]	305,000	301,921
AmWINS Group, Inc.
4.88%	06/30/29	[1]	179,000	181,756
Aon Corp.
2.80%	05/15/30		15,000	15,684
Athene Global Funding
1.99%	08/19/281		445,000	440,094
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	135,000	153,467
Metropolitan Life Global Funding I
2.95%	04/09/30	[1]	15,000	16,049
Nationwide Mutual Insurance Co.
2.41%	12/15/24	[1,4]	375,000	375,445
Teachers Insurance & Annuity Association of America
3.30%	05/15/50	[1]	85,000	89,501
4.27%	05/15/47	[1]	40,000	48,349
4.38%	09/15/54	[1,4]	65,000	68,185

				1,690,451

Materials — 1.03%
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
3.15%	01/14/30	[3]	200,000	206,980
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28	[1,3]	450,000	452,859
Indonesia Asahan Aluminium Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30	[3]	200,000	230,260
6.53%	11/15/28	[3]	200,000	244,000
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[1]	270,000	267,876
Unifrax Escrow Issuer Corp.
5.25%	09/30/28	[1]	425,000	430,765

				1,832,740

Real Estate Investment Trust (REIT) — 1.54%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		75,000	82,860
American Assets Trust LP
3.38%	02/01/31		500,000	517,950
American Campus Communities Operating Partnership LP
3.30%	07/15/26		55,000	58,919
3.63%	11/15/27		80,000	87,610
3.75%	04/15/23		60,000	62,490
3.88%	01/30/31		35,000	39,125

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 48

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Boston Properties LP
2.75%	10/01/26		$10,000	$10,559
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		5,000	5,246
3.45%	11/15/29		140,000	145,962
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		180,000	194,760
5.25%	06/01/25		465,000	519,093
5.38%	11/01/23		10,000	10,800
5.75%	06/01/28		10,000	11,745
Healthcare Realty Trust, Inc.
3.63%	01/15/28		150,000	164,240
Healthcare Trust of America Holdings LP
2.00%	03/15/31		140,000	134,335
Healthpeak Properties, Inc.
3.40%	02/01/25		2,000	2,135
Hudson Pacific Properties LP
3.95%	11/01/27		55,000	60,274
Kilroy Realty LP
2.50%	11/15/32		50,000	49,238
Lexington Realty Trust
2.70%	09/15/30		160,000	162,114
SL Green Operating Partnership LP
3.25%	10/15/22		420,000	430,544

				2,749,999

Retail — 0.47%
7-Eleven, Inc.
0.80%	02/10/24	[1]	185,000	184,974
Alimentation Couche-Tard, Inc.
(Canada)
2.95%	01/25/30	[1,3]	75,000	78,053
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	555,000	577,464

				840,491

Services — 0.65%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	169,000	170,869
HealthEquity, Inc.
4.50%	10/01/29	[1]	450,000	457,700
IHS Markit Ltd.
(Bermuda)
3.63%	05/01/24	[3]	200,000	213,090
4.00%	03/01/26	[1,3]	200,000	220,292
4.75%	02/15/25	[1,3]	80,000	88,605
5.00%	11/01/22	[1,3]	10,000	10,382

				1,160,938

Transportation — 0.08%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		23,505	23,504
JetBlue Airways Pass-Through Trust,
Series 1A
4.00%	11/15/32		72,546	79,451

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		$28,171	$28,293
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		14,597	15,451

				146,699

Total Corporates
(Cost $50,355,911)				50,736,386

FOREIGN GOVERNMENT OBLIGATIONS — 2.37%

Foreign Government Obligations — 2.37%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29	[3]	200,000	209,100
Brazilian Government International Bond
(Brazil)
3.88%	06/12/30	[3]	200,000	194,208
Chile Government International Bond
(Chile)
2.55%	01/27/32	[3]	200,000	198,946
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	400,000	378,120
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32	[3]	150,000	153,390
Egypt Government International Bond
(Egypt)
7.60%	03/01/29	[1,3]	200,000	207,812
Mexico Government International Bond
(Mexico)
2.66%	05/24/31	[3]	212,000	204,707
3.75%	01/11/28	[3]	200,000	218,224
Panama Government International Bond
(Panama)
3.16%	01/23/30	[3]	200,000	206,392
3.88%	03/17/28	[3]	200,000	217,620
Paraguay Government International Bond
(Paraguay)
4.95%	04/28/31	[1,3]	200,000	226,260
Philippine Government International Bond
(Philippines)
1.65%	06/10/31	[3]	200,000	190,500
Qatar Government International Bond,
Series REGS
(Qatar)
3.75%	04/16/30	[3]	200,000	225,680
4.50%	04/23/28	[3]	200,000	233,604
Republic of South Africa Government International Bond
(South Africa)
4.85%	09/30/29	[3]	200,000	205,932

See accompanying Notes to Financial Statements.

49 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31	[3]	$100,000	$102,300
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/26/26	[3]	400,000	432,000
Turkey Government International Bond
(Turkey)
3.25%	03/23/23	[3]	200,000	199,405
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31	[3]	200,000	231,620

Total Foreign Government Obligations
(Cost $4,342,498)				4,235,820

MORTGAGE-BACKED — 49.20%**

Non-Agency Commercial Mortgage-Backed — 13.98%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XA (IO)
0.94%	09/15/48	[4]	7,190,102	191,415
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[1,4]	500,000	18,946
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-ISQ, Class E
3.73%	08/14/34	[1,4]	273,000	266,354
BANK,
Series 2017-BNK5, Class XA (IO)
1.19%	06/15/60	[4]	138,848	5,672
BANK,
Series 2018-BN10, Class XA (IO)
0.87%	02/15/61	[4]	386,941	15,150
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2017-C1, Class XA (IO)
1.61%	02/15/50	[4]	135,244	8,420
BB-UBS Trust,
Series 2012-SHOW, Class XA (IO)
0.73%	11/05/36	[1,4]	3,109,000	57,368
BB-UBS Trust,
Series 2012-SHOW, Class XB (IO)
0.28%	11/05/36	[1,4]	1,395,000	7,896
Benchmark Mortgage Trust,
Series 2020-B18, Class AGNF
4.14%	07/15/53	[1]	449,000	460,974
BMO SBA COOF Trust,
Series 2019-1, Class A (IO)
1.62%	10/25/45	[1,4]	4,540,556	271,238
BX Commercial Mortgage Trust,
Series 2020-FOX, Class G
(LIBOR USD 1-Month plus 4.75%)
4.83%	11/15/32	[1,2]	713,697	724,093
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.52%	08/10/49	[4]	9,768,056	527,962

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Century Plaza Towers,
Series 2019-CPT, Class F
3.10%	11/13/39	[1,4]	$450,000	$422,531
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
1.00%	09/10/46	[4]	4,069,706	53,615
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class XA (IO)
1.29%	03/10/47	[4]	977,869	21,694
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.11%	10/10/47	[4]	10,193,225	250,196
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.48%	02/10/48	[4]	1,755,562	64,879
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class XA (IO)
1.38%	02/10/49	[4]	5,671,636	251,930
Citigroup Commercial Mortgage Trust,
Series 2017-B1, Class XF (IO)
1.01%	08/15/50	[1,4]	11,628,000	466,039
Commercial Mortgage Lease-Backed Certificates-1,
Series 2001-CMLB, Class X (IO)
0.72%	06/20/31	[1,4]	4,022,665	51,568
Commercial Mortgage Trust,
Series 2012-CR1, Class XA (IO)
2.05%	05/15/45	[4]	589,740	2,304
Commercial Mortgage Trust,
Series 2012-CR2, Class XA (IO)
1.77%	08/15/45	[4]	765,815	5,725
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.99%	10/15/45	[4]	746,798	6,424
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.84%	10/15/45	[4]	792,070	10,149
Commercial Mortgage Trust,
Series 2012-LC4, Class XA (IO)
2.23%	12/10/44	[1,4]	1,086,540	61
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.63%	12/10/44	[1,4]	1,800,000	2,411
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.32%	03/10/46	[4]	5,170,755	70,629
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.08%	07/10/45	[4]	15,635,874	11,195
Commercial Mortgage Trust,
Series 2014-CR14, Class XA (IO)
0.70%	02/10/47	[4]	3,472,663	39,698
Commercial Mortgage Trust,
Series 2014-CR17, Class XA (IO)
1.12%	05/10/47	[4]	6,687,295	138,238

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 50

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
1.11%	08/10/47	[4]	$978,083	$22,060
Commercial Mortgage Trust,
Series 2014-CR19, Class XC (IO)
0.84%	08/10/47	[1,4]	1,200,000	22,126
Commercial Mortgage Trust,
Series 2014-LC15, Class XA (IO)
1.23%	04/10/47	[4]	3,468,037	73,314
Commercial Mortgage Trust,
Series 2014-LC17, Class A4
3.65%	10/10/47		258,869	272,547
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.23%	06/10/47	[4]	3,192,201	76,079
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.01%	09/10/47	[4,5,6]	31,270,266	641,726
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
1.03%	12/10/47	[4]	13,142,239	310,248
Commercial Mortgage Trust,
Series 2015-CR22, Class XA (IO)
1.02%	03/10/48	[4]	12,006,407	264,807
Commercial Mortgage Trust,
Series 2015-CR25, Class XA (IO)
0.97%	08/10/48	[4]	8,463,413	235,448
Commercial Mortgage Trust,
Series 2015-LC21, Class XE (IO)
1.23%	07/10/48	[1,4]	10,015,000	380,549
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.79%	02/10/49	[4]	15,060,111	353,475
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA (IO)
0.88%	06/15/57	[4]	17,915,011	394,249
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class XA (IO)
1.00%	09/15/50	[4]	9,810,584	212,818
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.73%	06/15/52	[4]	568,454	54,956
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.89%	12/15/49	[4]	549,600	14,068
CSMC,
Series 2019-RIO, Class A
(LIBOR USD 1-Month plus 3.02%)
4.02%	12/15/21	[1,2]	425,000	425,777
CSMC,
Series 2020-522F, Class A
(LIBOR USD 1-Month plus 3.74%)
4.14%	09/16/25	[1,2]	400,000	401,542
DBJPM 16-C1 Mortgage Trust,
Series 2016-C1, Class XA (IO)
1.53%	05/10/49	[4]	6,615,358	329,457

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
DBUBS Mortgage Trust,
Series 2011-LC1A, Class XB (IO)
1.36%	11/10/46	[1,4]	$81,101	$82
Grace Trust,
Series 2020-GRCE, Class D
2.77%	12/10/40	[1,4]	360,000	353,187
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.63%	02/10/46	[4]	17,080,559	262,706
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class E
3.35%	02/10/37	[1,4]	500,000	507,188
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.89%	08/10/43	[1,4]	10,468,200	126,800
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.42%	03/10/44	[1,4]	186,466	566
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.09%	08/10/44	[1,4]	809,367	8
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
2.08%	11/10/45	[4]	661,606	10,446
GS Mortgage Securities Trust,
Series 2014-GC18, Class XA (IO)
1.14%	01/10/47	[4]	29,351,782	556,765
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.88%	07/10/48	[4]	34,934,606	841,617
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA (IO)
1.38%	10/10/48	[4]	5,583,560	228,568
GS Mortgage Securities Trust,
Series 2015-GS1, Class XA (IO)
0.91%	11/10/48	[4]	9,441,925	268,203
GS Mortgage Securities Trust,
Series 2016-GS2, Class XA (IO)
1.90%	05/10/49	[4]	257,474	17,281
GS Mortgage Securities Trust,
Series 2016-GS3, Class XA (IO)
1.34%	10/10/49	[4]	2,581,145	128,609
GS Mortgage Securities Trust,
Series 2016-GS4, Class XA (IO)
0.71%	11/10/49	[4]	15,434,352	350,920
GS Mortgage Securities Trust,
Series 2017-GS7, Class XA (IO)
1.26%	08/10/50	[4]	147,423	7,306
GSCG Trust,
Series 2019-600C, Class E
4.12%	09/06/34	[1,4]	261,000	260,260
GSCG Trust,
Series 2019-600C, Class G
4.12%	09/06/34	[1,4]	285,000	270,374

See accompanying Notes to Financial Statements.

51 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Hilton USA Trust,
Series 2016-SFP, Class E
5.52%	11/05/35	[1]	$400,000	$403,095
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
3.04%	12/10/41	[1,4]	535,000	511,770
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA (IO)
0.81%	04/15/47	[4]	12,802,766	187,337
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XA (IO)
0.64%	07/15/48	[4]	22,067,778	368,655
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XNR (IO)
0.25%	07/15/48	[1,4]	48,265,099	311,305
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class XA (IO)
0.98%	08/15/48	[4]	6,218,434	173,939
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class XA (IO)
1.12%	03/15/50	[4]	5,171,809	208,953
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class XA (IO)
1.71%	06/15/49	[4]	277,688	14,708
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C7, Class XA (IO)
0.99%	10/15/50	[4]	354,230	14,630
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class XA (IO)
1.69%	05/15/45	[4]	498,359	1,987
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class XA (IO)
1.88%	10/15/45	[4]	598,371	6,251
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XA (IO)
1.16%	06/15/45	[4]	213,612	604
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XB (IO)
0.40%	06/15/45	[1,4]	134,366,812	408,018
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.54%	12/15/47	[4]	1,436,092	17,121
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class XA (IO)
1.08%	12/15/47	[4]	1,192,735	11,174
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.38%	04/15/46	[4]	2,663,697	38,107
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-ACE, Class XA (IO)
0.47%	01/10/37	[1,4]	2,000,000	23,106
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-LOOP, Class XB (IO)
0.38%	12/05/38	[1,4]	2,010,000	25,184

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XAFX (IO)
2.03%	01/16/37	[1,4]	$450,000	$23,380
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XBFX (IO)
0.68%	01/16/37	[1,4]	1,450,000	23,642
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class F
(Ireland)
(-1.00 X 3 month Euribor plus 3.65%)
3.65%	08/17/33	[1,2,3]	500,000	582,718
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class XW (IO)
0.53%	11/15/38	[1,4]	1,571,353	5,086
Merit 2020-Hill,
Series 2020-HILL, Class F
(LIBOR USD 1-Month plus 4.10%)
4.18%	08/15/37	[1,2]	400,789	403,411
ML-CFC Commercial Mortgage Trust,
Series 2007-6, Class X (IO)
0.66%	03/12/51	[1,4]	14,466,299	61,883
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XA (IO)
1.53%	08/15/45	[1,4]	578,238	3,085
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XC (IO)
0.14%	08/15/45	[1,4]	35,000,000	34,480
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-CKSV, Class XA (IO)
1.17%	10/15/30	[1,4]	1,107,023	6,219
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class XA (IO)
1.11%	11/15/46	[4]	2,475,677	38,270
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18, Class XA (IO)
0.79%	10/15/47	[4]	98,630	1,387
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
1.01%	03/15/48	[4]	3,494,770	85,506
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.16%	04/15/48	[4]	1,137,519	30,946
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.86%	05/15/48	[4]	7,547,949	177,742
Morgan Stanley Capital I Trust,
Series 2011-C2, Class XB (IO)
0.47%	06/15/44	[1,4]	11,642,023	45,672
Morgan Stanley Capital I Trust,
Series 2012-C4, Class XA (IO)
2.05%	03/15/45	[1,4]	266,970	150
Morgan Stanley Capital I Trust,
Series 2015-MS1, Class A3
3.51%	05/15/48		415,000	442,624

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 52

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class F
(LIBOR USD 1-Month plus 2.60%)
2.68%	11/15/34	[1,2]	$206,000	$206,269
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.46%	01/15/43	[1,4]	70,000	71,187
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class MSK1
3.36%	12/15/36	[1,4]	172,000	172,049
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2A
3.66%	01/05/43	[1,4]	400,000	439,502
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	460,000	509,598
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.53%	01/05/43	[1,4]	925,000	846,156
Taurus UK DAC,
Series 2021-UK1A, Class D
(Ireland)
(SONIA plus 2.60%)
2.65%	05/17/31	[1,2,3]	475,000	647,112
UBS Commercial Mortgage Trust,
Series 2017-C4, Class XA (IO)
1.19%	10/15/50	[4]	9,688,747	505,377
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.73%	12/10/45	[1,4]	740,320	8,271
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class XA (IO)
1.89%	10/15/45	[1,4]	865,785	9,551
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.24%	08/15/50	[4]	18,280,831	426,325
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.18%	12/15/47	[4]	1,563,750	41,213
Wells Fargo Commercial Mortgage Trust,
Series 2015-C27, Class XA (IO)
1.02%	02/15/48	[4]	19,782,034	468,638
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA (IO)
1.12%	11/15/48	[4]	18,279,843	610,989
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class XF (IO)
1.89%	04/15/50	[1,4]	415,000	18,926
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS3, Class XA (IO)
1.05%	09/15/57	[4]	9,998,605	306,852
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class XA (IO)
2.26%	06/15/49	[4]	6,930,795	464,568

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2021-SAVE, Class XCP (IO)
10.12%	02/15/40	[1,4]	$5,587,000	$397,558
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.63%	12/15/45	[1,4]	1,088,742	14,140
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XB (IO)
0.55%	12/15/45	[1,4]	56,000,000	309,473
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XB (IO)
0.14%	06/15/45	[1,4]	29,387,219	23,217
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.94%	08/15/45	[1,4]	606,444	3,825
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class XA (IO)
1.08%	05/15/47	[4]	11,516,731	209,621
WF-RBS Commercial Mortgage Trust,
Series 2014-C22, Class XA (IO)
0.94%	09/15/57	[4]	1,949,599	37,126
WF-RBS Commercial Mortgage Trust,
Series 2014-C24, Class XA (IO)
1.00%	11/15/47	[4]	6,263,374	140,877
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.43%	03/15/47	[4]	10,810,336	259,054

				24,940,525

Non-Agency Mortgage-Backed — 17.72%
Alternative Loan Trust,
Series 2005-46CB, Class A3
5.50%	10/25/35		320,342	294,839
Alternative Loan Trust,
Series 2005-46CB, Class A4
5.25%	10/25/35		242,063	220,864
Alternative Loan Trust,
Series 2005-46CB, Class A7
5.50%	10/25/35		682,843	631,730
Alternative Loan Trust,
Series 2005-55CB, Class 1A1
5.50%	11/25/35		230,792	201,321
Alternative Loan Trust,
Series 2005-64CB, Class 2A1
6.00%	11/25/35		3,150,870	941,943
Alternative Loan Trust,
Series 2005-65CB, Class 2A4
5.50%	12/25/35		398,825	354,242
Alternative Loan Trust,
Series 2005-67CB, Class A1
5.50%	01/25/36		89,364	83,969
Alternative Loan Trust,
Series 2005-74T1, Class A5
6.00%	01/25/36		563,174	449,644

See accompanying Notes to Financial Statements.

53 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2005-7CB, Class 2A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.05%, 5.05% Cap)
4.96%	03/01/38	[2,5,6]	$1,769,768	$220,315
Alternative Loan Trust,
Series 2005-86CB, Class A1
5.50%	02/25/36		653,094	537,900
Alternative Loan Trust,
Series 2005-86CB, Class A8
5.50%	02/25/36		298,558	245,897
Alternative Loan Trust,
Series 2006-19CB, Class A15
6.00%	08/25/36		141,593	112,798
Alternative Loan Trust,
Series 2006-32CB, Class A18
6.00%	11/25/36		159,215	127,217
Alternative Loan Trust,
Series 2006-34, Class A5
6.25%	11/25/46		1,406,330	1,009,262
Alternative Loan Trust,
Series 2006-J1, Class 1A11
5.50%	02/25/36		247,645	223,969
Alternative Loan Trust,
Series 2007-13, Class A1
6.00%	06/25/47		307,347	225,273
Alternative Loan Trust,
Series 2007-15CB, Class A6
5.75%	07/25/37		652,924	527,292
Alternative Loan Trust,
Series 2007-16CB, Class 1A7
6.00%	08/25/37		9,026	8,816
Alternative Loan Trust,
Series 2007-18CB, Class 2A25
6.00%	08/25/37		378,285	305,370
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		255,758	147,319
Alternative Loan Trust,
Series 2007-5CB, Class 1A3
6.00%	04/25/37		208,466	158,067
Alternative Loan Trust,
Series 2007-5CB, Class 1A4
6.00%	04/25/37		615,059	466,369
American Home Mortgage Assets Trust,
Series 2006-6, Class XP (IO) (PO)
2.42%	12/25/46	[4,5,6]	746,385	68,843
American Home Mortgage Assets Trust,
Series 2007-5, Class XP (IO) (PO)
2.92%	06/25/47	[5,6]	1,157,640	117,611
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
0.37%	03/25/46	[2]	16,317	15,864
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		7,326	7,308

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
0.24%	05/26/36	[1,2]	$22,491	$21,987
Banc of America Funding Trust,
Series 2015-R4, Class 5A1
(LIBOR USD 1-Month plus 0.15%)
0.23%	10/25/36	[1,2]	15,004	14,639
Bear Stearns ALT-A Trust,
Series 2005-7, Class 22A1
2.91%	09/25/35	[4]	169,419	131,586
Bear Stearns ARM Trust,
Series 2004-3, Class 2A
2.67%	07/25/34	[4]	9,077	9,315
Bear Stearns ARM Trust,
Series 2005-10, Class A3
2.70%	10/25/35	[4]	188,349	190,019
ChaseFlex Trust,
Series 2007-1, Class 1A1
6.50%	02/25/37		363,336	183,196
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61	[1,4]	681,000	612,061
Citigroup Mortgage Loan Trust,
Series 2009-10, Class 2A2
7.00%	12/25/35	[1,4]	642,245	597,124
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.50%	04/25/36		360,087	346,540
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A1
6.00%	01/25/37		137,924	138,043
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A5
6.00%	01/25/37		263,272	263,248
CitiMortgage Alternative Loan Trust,
Series 2007-A2, Class 1A13
5.75%	02/25/37		313,256	317,017
CitiMortgage Alternative Loan Trust,
Series 2007-A3, Class 1A7
5.75%	03/25/37		256,908	259,568
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-14, Class A3
6.25%	09/25/37		26,283	20,193
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-20, Class A1
6.50%	01/25/38		236,039	167,467
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-7, Class A9
5.50%	06/25/37		703,023	471,797
CSMC Mortgage-Backed Trust,
Series 2006-6, Class 1A8
6.00%	07/25/36		423,770	316,249
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 10A6
6.50%	08/25/36		1,351,042	1,053,820

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 54

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 8A11
6.50%	08/25/36		$453,878	$298,495
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
7.00%	08/25/37	[4]	184,668	129,605
CSMC Trust,
Series 2020-RPL5, Class A1
3.02%	08/25/60	[1,4]	269,670	273,128
CSMC,
Series 2014-8R, Class 3A2
3.94%	02/27/36	[1,4]	1,015,378	978,217
Deutsche ALT-B Securities, Inc., Mortgage Loan Trust,
Series 2006-AB2, Class A2
4.98%	06/25/36	[4]	225,900	225,358
Deutsche Mortgage & Asset Receiving Corp.,
Series 2014-RS1, Class 1A2
6.50%	07/27/37	[1,4]	431,089	407,659
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA6, Class 2A3
6.25%	11/25/36		826,895	438,016
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA1, Class A4
6.25%	03/25/37		691,786	452,799
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA2, Class 1A4
5.75%	04/25/37		828,627	464,013
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
0.57%	08/25/45	[2]	7,114	6,923
GSMSC Resecuritization Trust,
Series 2015-5R, Class 1C
(LIBOR USD 1-Month plus 0.14%)
0.22%	04/26/37	[1,2]	594,843	587,245
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
2.86%	09/25/35	[4]	5,539	5,711
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
0.77%	06/20/35	[2]	19,495	19,250
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
2.02%	06/20/35	[1,4,5,6]	1,429,621	76,247
HarborView Mortgage Loan Trust,
Series 2006-5, Class X2 (IO)
2.65%	07/19/46	[4,5,6]	3,122,220	261,526
IndyMac Index Mortgage Loan Trust,
Series 2006-AR3, Class 2A1A
2.95%	03/25/36	[4]	100,914	86,597
IndyMac Index Mortgage Loan Trust,
Series 2007-F2, Class 1A4
6.00%	07/25/37		10,415	9,983

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Alternative Loan Trust,
Series 2006-S1, Class 3A4
6.18%	03/25/36	[4]	$916,312	$915,385
JPMorgan Mortgage Trust,
Series 2007-S1, Class 2A11
6.00%	03/25/37		398,099	252,698
Lehman Mortgage Trust,
Series 2006-1, Class 1A5
5.50%	02/25/36		160,477	125,705
Lehman Mortgage Trust,
Series 2006-7, Class 2A5 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
6.46%	11/25/36	[2,5,6]	194,685	58,815
Lehman Mortgage Trust,
Series 2007-5, Class 10A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.34%, 6.34% Cap)
6.25%	06/25/37	[2,5,6]	259,001	76,394
Lehman Mortgage Trust,
Series 2007-5, Class 7A3
7.50%	10/25/36		585,224	357,207
Lehman XS Trust,
Series 2005-1, Class 3A4 (STEP-reset date 11/25/21)
5.37%	07/25/35		60,615	60,615
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A3
(LIBOR USD 1-Month plus 0.40%)
0.49%	03/25/35	[2]	18,915	18,929
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A4 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.10%, 5.10% Cap)
5.01%	03/25/35	[2,5,6]	380,287	29,786
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A1, Class A3
(LIBOR USD 1-Month plus 0.16%)
0.41%	01/25/37	[2]	721,162	309,311
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A3
(LIBOR USD 1-Month plus 0.52%)
0.61%	04/25/37	[2]	1,961,965	209,128
Merrill Lynch Mortgage Investors Trust,
Series 2004-B, Class A1
(LIBOR USD 1-Month plus 0.50%)
0.59%	05/25/29	[2]	14,757	14,381
Morgan Stanley Mortgage Loan Trust,
Series 2007-13, Class 6A1
6.00%	10/25/37		182,465	142,570
Nomura Resecuritization Trust,
Series 2015-5R, Class 4A1
(LIBOR USD 1-Month plus 0.14%)
1.03%	07/26/37	[1,2]	3,245	3,274
Residential Accredit Loans Trust,
Series 2005-QS14, Class 3A3
6.00%	09/25/35		175,469	174,387
Residential Accredit Loans Trust,
Series 2005-QS16, Class A7
5.50%	11/25/35		584,089	580,008

See accompanying Notes to Financial Statements.

55 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2006-QS15, Class A3
6.50%	10/25/36		$1,097,438	$1,094,518
Residential Accredit Loans Trust,
Series 2006-QS4, Class A2
6.00%	04/25/36		377,689	368,533
Residential Accredit Loans Trust,
Series 2006-QS4, Class A4
6.00%	04/25/36		467,875	453,373
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A15
6.00%	06/25/36		191,162	183,852
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A2
6.00%	06/25/36		614,245	590,756
Residential Accredit Loans Trust,
Series 2007-QH9, Class X (IO) (PO)
0.69%	11/25/37	[4,5,6]	13,496,850	375,595
Residential Accredit Loans Trust,
Series 2007-QO2, Class A1
(LIBOR USD 1-Month plus 0.15%)
0.24%	02/25/47	[2]	578,479	291,786
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A4
6.00%	01/25/37		613,191	599,041
Residential Accredit Loans Trust,
Series 2007-QS3, Class A1
6.50%	02/25/37		567,731	560,874
Residential Accredit Loans Trust,
Series 2007-QS7, Class 1A1
6.00%	05/25/37		62,890	61,760
Residential Asset Securitization Trust,
Series 2003-A15, Class 1A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.55%, 7.55% Cap)
7.46%	02/25/34	[2,5,6]	577,480	70,445
Residential Asset Securitization Trust,
Series 2005-A14, Class A5
5.50%	12/25/35		91,874	66,876
Residential Asset Securitization Trust,
Series 2005-A8CB, Class A9
5.38%	07/25/35		289,537	244,332
Residential Asset Securitization Trust,
Series 2006-A12, Class A1
6.25%	11/25/36		514,662	284,081
Residential Asset Securitization Trust,
Series 2006-A15, Class A2
6.25%	01/25/37		526,863	284,543
Residential Asset Securitization Trust,
Series 2006-A16, Class 1A3
6.00%	02/25/37		352,437	229,453
Residential Asset Securitization Trust,
Series 2006-A5CB, Class A4
6.00%	06/25/36		215,218	126,147
Residential Asset Securitization Trust,
Series 2007-A1, Class A1
6.00%	03/25/37		340,115	179,801

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust,
Series 2007-A3, Class 1A4
5.75%	04/25/37		$58,716	$41,176
Residential Asset Securitization Trust,
Series 2007-A6, Class 1A3
6.00%	06/25/37		164,162	136,710
Residential Funding Mortgage Securities Trust,
Series 2006-S10, Class 1A1
6.00%	10/25/36		929,805	932,135
Residential Funding Mortgage Securities Trust,
Series 2006-S3, Class A7
5.50%	03/25/36		665,543	636,954
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A10
6.00%	07/25/36		300,725	297,423
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A14
6.00%	07/25/36		96,427	95,429
Residential Funding Mortgage Securities Trust,
Series 2007-S8, Class 1A1
6.00%	09/25/37		191,304	170,921
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
2.44%	02/25/34	[4]	1,591	1,604
Structured Asset Mortgage Investments II Trust,
Series 2006-AR2, Class A1
(LIBOR USD 1-Month plus 0.46%)
0.55%	02/25/36	[2]	22,404	21,686
VOLT XCVI LLC,
Series 2021-NPL5, Class A2 (STEP-reset date 10/25/21)
4.83%	03/27/51	[1]	800,000	800,628
WaMu Mortgage Pass-Through Certificates,
Series 2006-2, Class 1A6
6.00%	03/25/36		30,931	31,586
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class X3 (IO)
1.15%	05/25/46	[5,6]	9,114,422	410,830
Wells Fargo Alternative Loan Trust,
Series 2007-PA2, Class 1A1
6.00%	06/25/37		270,752	260,512
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		480,938	479,410
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A3
2.53%	10/25/36	[4]	45,879	44,593
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 2A1
2.80%	04/25/36	[4]	10,784	9,921
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-7, Class A1
6.00%	06/25/37		311,710	314,246
				31,618,806

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 56

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed — 3.40%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.97%	07/25/39	[4]	$501,289	$17,549
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.10%	04/25/36	[4]	161,750	1,642
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.70%	01/25/39	[4]	1,044,318	44,859
Freddie Mac Multifamily Structured Pass-Through
Certificates
Series K045, Class X1 (IO)
0.55%	11/25/25	[4]	32,071,179	397,140
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K017, Class X3 (IO)
2.36%	12/25/39	[4]	2,147,000	8,108
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K022, Class X3 (IO)
1.87%	08/25/40	[4]	900,000	13,480
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K028, Class X3 (IO)
1.72%	06/25/41	[4]	12,639,000	292,218
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X3 (IO)
1.72%	07/25/41	[4]	1,170,000	29,158
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K037, Class X3 (IO)
2.28%	01/25/42	[4]	390,000	19,105
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K043, Class X1 (IO)
0.65%	12/25/24	[4]	23,696,085	358,488
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K044, Class X3 (IO)
1.53%	01/25/43	[4]	4,900,000	233,281
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X1 (IO)
0.71%	07/25/25	[4]	13,105,829	259,805
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X3 (IO)
1.60%	10/25/43	[4]	2,925,000	156,391
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K050, Class X1 (IO)
0.44%	08/25/25	[4]	22,216,257	254,274

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K056, Class X3 (IO)
2.18%	06/25/44	[4]	$6,243,936	$562,585
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K062, Class X3 (IO)
2.14%	01/25/45	[4]	3,000,000	294,476
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K063, Class X1 (IO)
0.42%	01/25/27	[4]	54,677,065	752,657
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K732, Class X3 (IO)
2.25%	05/25/46	[4]	4,850,000	364,571
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K735, Class X3 (IO)
2.23%	05/25/47	[4]	3,160,000	283,042
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K736, Class X3 (IO)
2.08%	09/25/47	[4]	2,495,000	215,408
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.34%	06/25/27	[4]	697,067	32,920
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KIR1, Class X (IO)
1.19%	03/25/26	[4]	950,172	37,857
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KLU1, Class X3 (IO)
4.10%	01/25/31	[4]	341,265	52,423
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS05, Class X (IO)
0.12%	01/25/23	[4]	412,555	2,043
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q013, Class XPT1 (IO)
1.66%	05/25/25		5,879,959	205,251
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q013, Class XPT2 (IO)
1.81%	05/25/27		5,029,379	184,752
FREMF Mortgage Trust,
Series 2012-K20, Class X2A (IO)
0.20%	05/25/45	[1]	3,435,790	2,324
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.22%	09/16/51	[4]	1,022,301	46,846

See accompanying Notes to Financial Statements.

57 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2010-159, Class D
4.29%	09/16/44	[4]	$428,415	$440,725
Ginnie Mae,
Series 2011-119, Class IO (IO)
0.30%	08/16/51	[4]	1,824,331	8,592
Ginnie Mae,
Series 2011-86, Class C
3.63%	09/16/51	[4]	252,650	262,474
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.69%	12/16/51	[4]	2,302,741	41,760
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.54%	01/16/53	[4]	392,368	7,429
Ginnie Mae,
Series 2013-33, Class IO (IO)
0.51%	04/16/54	[4]	510,732	5,017
Ginnie Mae,
Series 2014-126, Class IO (IO)
0.72%	02/16/55	[4]	5,972,557	174,961

				6,063,611

U.S. Agency Mortgage-Backed — 14.10%
Fannie Mae Pool 462209
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.17%)
2.26%	04/01/36	[2]	55,333	55,674
Fannie Mae REMICS,
Series 2005-56, Class SP
(-6.00 X LIBOR USD 1-Month plus 42.30%, 6.00% Cap)
6.00%	08/25/33	[2]	5,989	6,271
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
5.91%	11/25/41	[2]	142,264	19,336
Fannie Mae REMICS,
Series 2012-139, Class AI (IO)
3.00%	12/25/27		268,807	16,780
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36		325,585	70,217
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.51%	10/20/33	[2]	378,859	71,829
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		42,099	45,199
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48		5,964	6,226
UMBS (TBA)
2.00%	11/01/51		11,925,000	11,933,577

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
2.50%	11/01/51	$12,575,000	$12,939,952

			25,165,061

Total Mortgage-Backed
(Cost $93,666,968)			87,788,003

MUNICIPAL BONDS — 0.48%*

California — 0.06%
Los Angeles Department of Airports Revenue Bonds, Port,
Airport and Marina Improvements, Series A
3.89%	05/15/38	100,000	112,905

Florida — 0.08%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.61%	10/01/32	100,000	102,448
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.45%	10/01/30	30,000	32,263

			134,711

New York — 0.28%
City of New York General Obligation Bonds, Public
Improvements, Series F
3.62%	04/01/31	155,000	169,064
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
B3
1.85%	08/01/32	75,000	72,320
New York State Dormitory Authority Revenue Bonds, School
Improvements, Series F
3.11%	02/15/39	150,000	161,440
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series F
2.00%	03/15/33	100,000	96,914

			499,738

Ohio — 0.06%
Ohio, Taxable Revenue Bonds, Advanced Refunding,
Cleveland Clinic
2.89%	01/01/32	100,000	104,714

Total Municipal Bonds
(Cost $860,351)			852,068

U.S. TREASURY SECURITIES — 1.02%

U.S. Treasury Notes — 1.02%
U.S. Treasury Notes
0.88%	09/30/26	1,825,000	1,815,393

Total U.S. Treasury Securities
(Cost $1,815,091)

Total Bonds — 108.95%
(Cost $201,081,415)			194,378,580

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 58

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues		Shares	Value

COMMON STOCK — 0.22%

Financials — 0.22%
AGNC Investment Corp.		25,500	$402,135

Total Common Stock
(Cost $362,697)

WARRANT — 0.05%

Entertainment — 0.05%
Cineworld Group PLC[3,9]
(United Kingdom)		152,713	85,453

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 1.73%

Money Market Funds — 0.61%
Dreyfus Government Cash Management Fund
0.03%[12]		10,000	10,000
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[12]		54,262	54,262
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[12]		1,021,000	1,021,000

			1,085,262

U.S. Treasury Bills — 1.12%
U.S. Treasury Bills
0.04%[13]	03/03/22	$2,000,000	1,999,670

Total Short-Term Investments
(Cost $3,084,917)			3,084,932

Total Investments - 110.95%
(Cost $204,529,029)			197,951,100

Net unrealized appreciation on unfunded commitments - 0.00%			4,434

Liabilities in Excess of Other Assets - (10.95)%			(19,547,113)

Net Assets - 100.00%			$178,408,421

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2021.

[3]	Foreign denominated security issued by foreign domiciled entity.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,650,830, which is 2.05% of total net assets.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $201,750, at an interest rate of 3.60% and a maturity of July 13, 2022. The investment is accruing an unused commitment fee of 1.58% per annum.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $46,221, at an interest rate of 3.75% and a maturity of November 18, 2027. The investment is accruing an unused commitment fee of 1.13% per annum.

[9]	Non-income producing security.

[10]	Security is currently in default with regard to scheduled interest or principal payments.

[11]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2021.

[12]	Represents the current yield as of September 30, 2021.

[13]	Represents annualized yield at date of purchase.

†

Fair valued security. The aggregate value of fair valued securities is $569,513, which is 0.32% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

59 / Semi-Annual Report September 2021

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 766,974	EUR 646,856	Goldman Sachs International	10/22/21	$16,990
USD 675,219	GBP 485,000	Goldman Sachs International	10/22/21	21,249
USD 665,454	GBP 485,000	Goldman Sachs International	01/07/22	11,344
USD 675,690	EUR 576,000	Goldman Sachs International	01/07/22	6,624

				56,207

EUR 646,856	USD 757,591	Goldman Sachs International	10/22/21	(7,606)
GBP 485,000	USD 665,206	Goldman Sachs International	10/22/21	(11,237)

				(18,843)

NET UNREALIZED APPRECIATION				$37,364

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	307	12/31/21	$37,681,852	$(241,667)	$(241,667)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	150	12/21/21	(21,787,500)	389,927	389,927
U.S. Treasury Ultra Bond	35	12/21/21	(6,687,188)	201,677	201,677

			(28,474,688)	591,604	591,604

TOTAL FUTURES CONTRACTS			$9,207,164	$349,937	$349,937

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 60

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 93.55%

BANK LOANS — 86.64%*

Automotive — 0.20%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/30/26	[1]	$211,302	$210,642
Oeconnection LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.08%	09/25/26	[1]	736,114	735,194

				945,836

Communications — 10.17%
A-L Parent LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/01/23	[1]	489,717	471,664
Altice Financing SA,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	01/31/26	[1]	962,500	947,822
Altice France SA,
Term Loan B11, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/31/25	[1]	994,805	981,027
Altice SA,
Term Loan B13, 1st Lien (France)
(LIBOR plus 4.00%)
4.12%	08/14/26	[1,2]	486,250	485,642
Banijay Group U.S. Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.83%	03/01/25	[1]	992,481	992,015
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/17/27	[1]	1,492,500	1,498,254
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	03/15/27	[1]	2,710,549	2,684,758
Charter Communications Operating LLC,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.84%	04/30/25	[1]	940,345	940,110
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.84%	02/01/27	[1]	392,278	390,207
Clear Channel Outdoor Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.63%	08/21/26	[1]	151,102	148,209
Connect Finco SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/11/26	[1]	2,272,943	2,277,205

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Coralus Co-Borrower LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.33%	01/31/28	[1]	$2,250,000	$2,222,572
Crown Subsea Communications Holding, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	04/27/27	[1]	801,370	809,383
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	01/15/26	[1]	975,000	963,422
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.58%	04/15/27	[1]	989,950	980,154
Dawn Acquisition LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.90%	12/31/25	[1]	1,476,160	1,250,861
Diamond Sports Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.34%	08/24/26	[1]	1,492,386	935,845
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27	[1]	2,000,000	2,003,540
EW Scripps Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	01/07/28	[1]	433,750	435,136
Frontier Communications holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/01/28	[1]	1,243,750	1,244,913
Global Tel*Link Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.33%	11/29/25	[1]	983,312	941,084
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25	[1]	710,927	701,884
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	05/30/25	[1]	493,257	420,502
Intelsat Jackson Holdings SA,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 4.75%)
5.75%	07/13/22	[1,2,3]	3,862,500	3,896,297
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[1,2]	500,000	509,375

See accompanying Notes to Financial Statements.

61 / Semi-Annual Report September 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.83%	03/01/27	[1]	$2,337,328	$2,311,652
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.84%	10/04/24	[1]	736,668	731,721
Metronet Systems Holdings LLC,
Term Loan B
(LIBOR plus 3.75%)
4.50%	06/02/28	[1]	1,496,250	1,501,861
MH Sub I LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	09/13/24	[1]	2,336,606	2,345,368
National Cinemedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	06/20/25	[1]	1,249,791	1,168,555
National CineMedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 8.00%)
9.00%	12/20/24	[1]	582,749	585,663
NEP/NCP Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	10/20/25	[1]	1,240,434	1,197,019
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
7.08%	10/19/26	[1]	440,000	424,417
New Insight Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
6.50%	12/20/24	[1]	481,250	476,789
Nexstar Broadcasting, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
2.33%	01/17/24	[1]	840,180	840,327
Sinclair Television Group, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 3.00%)
3.09%	04/01/28	[1]	1,620,827	1,608,671
Terrier Media Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.58%	12/17/26	[1]	1,527,954	1,526,571
Univision Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.25%	05/06/28	[1]	1,000,000	999,820
UPC Financing Partnership,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.33%	04/30/28	[1]	250,000	247,865

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Virgin Media Bristol LLC,
Term Loan N, 1st Lien
(LIBOR plus 2.50%)
2.58%	01/31/28	[1]	$1,000,000	$994,505
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.08%	03/09/27	[1]	2,004,276	1,988,913

				48,081,598

Consumer Discretionary — 4.86%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.13%)
3.63%	12/23/27	[1]	1,243,750	1,235,311
Arterra Wines Canada, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.25%	11/24/27	[1]	694,750	696,414
Birkenstock U.S. BidCo, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	04/28/28	[1]	750,000	750,394
Culligan International, Inc.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.00%	07/31/28	[1]	127,778	128,337
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.50%	06/17/28	[1]	1,022,222	1,026,694
Four Seasons Hotels, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.08%	11/30/23	[1]	952,500	950,714
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.08%	06/03/26	[1]	2,462,901	2,444,429
Landry’s,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/04/23	[1]	53,605	58,698
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	01/06/28	[1]	1,496,250	1,495,158
Nielsen Finance LLC,
Term Loan B4, 1st Lien
(LIBOR plus 2.00%)
2.08%	10/04/23	[1]	857,067	856,908
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28	[1]	2,487,500	2,493,333

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 62

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
Prometric Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	01/29/25	[1]	$967,669	$963,436
Refresco,
Term Loan B3, 1st Lien
(LIBOR plus 2.75%)
2.87%	03/28/25	[1]	1,940,400	1,933,725
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	10/01/26	[1]	2,238,750	2,247,571
Tecta America Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	04/10/28	[1]	997,500	1,001,241
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/31/28	[1]	1,496,250	1,496,160
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.08%	10/22/26	[1]	1,972,481	1,976,179
Weber-Stephen Products LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.00%	10/30/27	[1]	1,224,630	1,228,763

				22,983,465

Consumer Products — 0.10%
Hoffmaster Group, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	11/21/23	[1]	465,313	449,269

Electric — 1.81%
Astoria Energy LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/10/27	[1]	1,478,557	1,485,484
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/06/26	[1]	1,962,456	1,956,529
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/10/28	[1]	1,995,000	1,987,269
Linden LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	10/01/27	[1]	1,290,233	1,296,220

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Electric (continued)
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	12/31/25	[1]	$1,853,267	$1,841,304

				8,566,806

Energy — 1.80%
Apro LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/14/26	[1]	1,339,570	1,343,757
Calpine Corp.,
Term Loan B10, 1st Lien
(LIBOR plus 2.00%)
2.08%	08/12/26	[1]	189,863	187,845
Centurion Pipeline Co., LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	09/29/25	[1]	972,500	956,697
DT Midstream, Inc.,
Term Loan B
(LIBOR plus 2.00%)
2.50%	06/12/28	[1]	2,493,750	2,495,895
EPIC Y-Grade Services,
Term Loan B, 1st Lien
(LIBOR plus 6.00%)
7.00%	06/30/27	[1]	251,238	216,535
ITT Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.25%	07/10/28	[1]	750,000	750,469
KAMC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.12%	08/14/26	[1,4,5]	735,000	672,525
Stonepeak Lonestar Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
4.63%	10/19/26	[1]	967,491	971,206
Traverse Midstream Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 5.50%)
6.50%	09/27/24	[1]	915,791	917,938

				8,512,867

Entertainment — 1.74%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25	[1]	2,148,185	1,776,721
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
7.00%	05/23/24	[1]	1,129,681	1,399,867

See accompanying Notes to Financial Statements.

63 / Semi-Annual Report September 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Entertainment (continued)
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	05/08/25	[1]	$1,391,572	$1,367,219
Nascar Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
2.58%	10/19/26	[1]	718,688	719,137
SMG US Midco 2, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
2.50%	01/23/25	[1]	498,731	491,874
WildBrain Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.00%	03/24/28	[1]	1,492,500	1,495,612
WMG Acquisition Corp.,
Term Loan G, 1st Lien
(LIBOR plus 2.13%)
2.21%	01/20/28	[1]	1,000,000	995,730

				8,246,160

Finance — 4.43%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.83%	02/27/26	[1,2]	1,218,754	1,209,998
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B4, 1st Lien
(LIBOR plus 1.50%)
2.25%	02/12/27	[1]	496,222	492,086
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	12/01/27	[1]	744,375	745,819
Camelot Finance SA,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.08%	10/30/26	[1]	982,500	981,169
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.59%	09/30/26	[1]	2,464,259	2,470,419
First Eagle Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.57%)
2.63%	02/01/27	[1]	1,435,118	1,422,690
Hertz Corp. (The),
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	06/30/28	[1]	419,660	420,514
Term Loan C, 1st Lien
(LIBOR plus 3.50%)
4.00%	06/30/28	[1]	79,288	79,450

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Jane Street Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.83%	01/26/28	[1]	$1,736,875	$1,721,894
Mirion Technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.08%	03/06/26	[1]	1,724,754	1,730,152
Mozart Borrower, LP,
Term Loan B
(LIBOR plus 3.25%)
3.25%	09/30/28	[1]	2,300,000	2,288,500
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	05/01/25	[1]	990,000	994,331
Schweitzer-Mauduit International, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/09/28	[1]	1,995,000	1,997,494
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.08%	04/30/28	[1]	1,500,000	1,484,797
Trident TPI Holdings, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 4.00%)
4.50%	09/15/28	[1,6]	875,776	878,329
Zebra Buyer LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.50%	04/22/28	[1]	2,000,000	2,008,570

				20,926,212

Food — 4.44%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	10/01/25	[1]	500,000	498,750
CH Guenther Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.83%	03/31/25	[1]	475,134	473,651
Chobani LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	10/25/27	[1]	1,485,000	1,490,702
Dessert Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	06/09/28	[1,7]	1,684,211	1,684,556
Flora Food Group,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.16%	07/02/25	[1]	1,959,808	1,929,803

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 64

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Food (continued)
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[1]	$2,415,980	$2,411,910
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.83%	07/20/25	[1]	2,247,520	2,222,235
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
2.08%	05/01/26	[1,2]	1,218,750	1,215,423
Matterhorn Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.08%	05/23/25	[1]	482,576	483,785
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	09/23/27	[1]	2,044,676	2,044,676
Snacking Investments Bidco,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	12/18/26	[1]	492,500	495,066
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	06/08/28	[1]	1,121,336	1,123,904
TKC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
6.50%	05/15/28	[1]	995,595	995,441
U.S. Foods, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.08%	09/13/26	[1]	1,960,000	1,937,097
Utz Quality Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.08%	01/20/28	[1]	1,983,758	1,983,768

				20,990,767

Gaming — 2.31%
Bally’s Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	08/06/28	[1]	500,000	500,487
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.83%	12/23/24	[1]	1,443,750	1,437,044
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.10%	12/27/24	[1]	1,997,384	1,997,384

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Gaming (continued)
Gateway Casinos & Entertainment Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 6.50%)
7.50%	03/13/25	[1]	$1,011,464	$1,011,151
Golden Entertainment, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	10/21/24	[1]	1,265,625	1,264,568
Golden Nugget,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.25%	10/04/23	[1]	1,983,092	1,976,270
GVC Holdings Gibraltar Ltd.,
Term Loan B4, 1st Lien
(LIBOR plus 2.50%)
3.00%	03/29/27	[1]	1,745,625	1,746,175
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	04/26/28	[1]	1,000,000	1,006,250

				10,939,329

Health Care — 14.02%
ADMI Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.83%	04/30/25	[1]	967,638	957,357
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27	[1]	1,492,500	1,496,701
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25	[1]	789,836	787,668
Bella Holding Co. LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/10/28	[1]	1,000,000	1,000,360
Buckeye Partners LP,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.33%	11/01/26	[1]	496,250	494,344
Cano Health LLC,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.25%	11/23/27	[1]	1,021,087	1,023,216
Catalent Pharma Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	02/22/28	[1]	814,353	816,084
CCS-CMGC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
5.58%	10/01/25	[1]	486,250	477,741

See accompanying Notes to Financial Statements.

65 / Semi-Annual Report September 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Certara Holdco, Inc.,
Term Loan B
(LIBOR plus 3.50%)
3.58%	08/15/26	[1]	$1,995,000	$1,993,763
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	2,661,373	2,661,506
CPI Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.83%	11/04/26	[1]	2,225,554	2,228,347
Curia Global, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	08/30/26	[1]	2,191,685	2,196,474
Da Vinci Purchaser Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	01/08/27	[1]	2,223,112	2,234,928
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	08/01/27	[1]	1,275,980	1,261,963
Emerald Topco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.63%	07/24/26	[1]	1,481,187	1,473,552
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28	[1]	1,844,418	1,807,917
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/04/27	[1]	1,769,719	1,780,506
Femur Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.63%	03/05/26	[1]	627,817	592,502
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[1]	1,954,402	1,956,024
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.07%	11/15/27	[1]	982,500	967,763
HCRX Investments Holdco LP,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.25%	07/14/28	[1]	2,000,000	1,996,000
Heartland Dental LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.08%	04/30/25	[1]	498,750	498,251

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.58%	04/30/25	[1]	$1,238,500	$1,229,874
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	03/15/28	[1]	1,492,500	1,491,567
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 0.00%)
0.50%	05/05/28	[1]	1,995,000	1,999,997
Med Parentco LP,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.33%	08/31/26	[1]	1,473,451	1,472,877
Medical Solutions Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	06/14/24	[1]	960,473	962,875
Medplast Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.83%	07/02/25	[1]	970,000	939,202
National Seating & Mobility,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
5.33%	11/16/26	[1]	1,977,435	1,979,907
NMN Holdings III Corp.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.83%	11/13/25	[1]	258,762	252,778
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.83%	11/13/25	[1]	1,206,047	1,178,157
NMSC Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
6.00%	04/19/23	[1,4,5]	408,891	409,300
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	06/02/28	[1]	1,496,250	1,501,861
Ortho-Clinical Diagnostics SA,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.08%	06/30/25	[1]	1,250,000	1,250,394
Pacific Dental Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	05/05/28	[1]	997,500	1,002,901
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.83%	03/31/27	[1]	2,470,642	2,468,839

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 66

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
PetVet Care Centers LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/14/25	[1]	$2,488,588	$2,492,483
Phoenix Guarantor, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.58%	03/05/26	[1]	1,988,756	1,983,784
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.50%	08/11/28	[1]	3,500,000	3,504,935
Premise Health Holding Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.63%	07/10/25	[1]	2,126,902	2,117,597
Prestige Brands, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.00%)
2.50%	06/09/28	[1]	1,500,000	1,500,465
Resonetics LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	04/28/28	[1]	1,250,000	1,253,644
Sotera Health Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.25%	12/11/26	[1]	1,000,000	998,335
Surgery Center Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	08/31/26	[1]	1,202,613	1,206,034
Tecomet, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/01/24	[1]	195,417	193,268
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.08%	06/26/26	[1]	776,469	776,469
(LIBOR plus 5.50%)
6.50%	06/26/26	[1]	1,000,000	1,005,785
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.83%	11/27/25	[1]	398,779	398,157

				66,274,452

Industrials — 11.33%
Anchor Packaging LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.08%	07/18/26	[1]	1,979,747	1,980,994

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Arterrsa Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.50%	03/06/25	[1]	$1,496,250	$1,490,647
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.08%	06/11/26	[1]	1,225,767	1,220,656
4.50%	06/11/26	[1]	498,750	497,817
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.86%	07/01/26	[1]	2,070,521	2,061,721
Brown Group Holding LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.25%	06/07/28	[1]	467,191	467,446
Charter NEX U.S., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/01/27	[1]	1,745,614	1,751,479
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.83%	06/28/24	[1]	1,781,047	1,783,522
Conserve Merger Sub, Inc.,
Term Loan, 1st Lien (France)
(LIBOR plus 3.50%)
3.59%	08/08/25	[1,2]	1,940,000	1,921,570
Convergint Technologies,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	03/31/28	[1,8]	79,757	80,127
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	03/31/28	[1]	412,386	414,300
Deliver Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.13%	05/01/24	[1]	1,074,500	1,079,201
Eagle 4 Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	07/12/28	[1]	500,000	496,250
Energizer Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.75%	12/22/27	[1]	995,000	996,035
Engineered Machinery Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/19/28	[1]	491,174	491,481
Ingram Micro, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	06/30/28	[1]	997,500	1,001,116

See accompanying Notes to Financial Statements.

67 / Semi-Annual Report September 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Iridium Satellite LLC,
Term Loan B2, 1st Lien
(LIBOR plus 2.50%)
3.25%	11/04/26	[1]	$1,244,137	$1,246,470
Jade Germany GMBH,
Term Loan, 1st Lien (Germany)
(LIBOR plus 5.50%)
6.50%	05/31/23	[1,2]	499,773	467,288
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27	[1]	987,500	936,481
MAR Bidco SARL,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.75%	07/06/28	[1]	1,750,000	1,750,000
Mauser Packaging Solutions Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/03/24	[1]	1,499,099	1,470,871
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	04/15/28	[1]	997,500	999,650
Patriot Container Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	03/20/25	[1]	1,473,282	1,473,282
Pelican Products, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/01/25	[1]	1,473,520	1,471,685
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.58%	08/03/26	[1]	1,773,833	1,766,082
(LIBOR plus 3.75%)
4.50%	08/03/26	[1]	496,250	496,458
Pretium Packaging Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	11/05/27	[1]	1,736,875	1,739,723
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/03/25	[1]	2,935,250	2,944,423
Protective Industrial Products, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/29/27	[1]	1,788,621	1,788,621
Refficiency Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/16/27	[1,9]	832,419	833,718

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Ring Container Technologies Group, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	08/04/28	[1]	$1,000,000	$1,002,375
Spectrum Holdings III Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	01/31/25	[1]	1,408,924	1,380,527
Standard Industries, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	09/22/28	[1]	1,500,000	1,503,218
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.17%	03/28/25	[1]	491,094	482,947
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/30/24	[1]	2,435,587	2,179,851
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.33%	05/30/25	[1]	490,019	484,584
TricorBraun Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	03/03/28	[1,10]	94,109	93,709
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	03/03/28	[1]	1,221,499	1,216,314
U.S. Ecology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
2.58%	11/02/26	[1]	491,250	491,326
Univar Solutions USA, Inc.,
Term Loan B6, 1st Lien
(LIBOR plus 2.00%)
2.08%	06/05/28	[1]	1,496,250	1,494,649
USIC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.25%	05/12/28	[1]	1,500,000	1,500,938
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24	[1]	4,731,454	4,627,953

				53,577,505

Information Technology — 13.23%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	08/15/25	[1]	744,260	744,201

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 68

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
AQA Acquisition Holding, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.75%	03/03/28[1]	$1,496,250	$1,505,602
BJ’s Wholesale Club, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.08%	02/03/24[1]	1,363,627	1,365,945
Buzz Merger Sub, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.83%	01/29/27[1]	1,484,943	1,484,015
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.58%	07/20/25[1]	990,000	991,990
Castle U.S. Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.88%	01/29/27[1]	987,500	981,121
CHG Healthcare Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.00%	09/22/28[1]	750,000	752,010
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/16/25[1]	1,274,847	1,278,633
DCert Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.08%	10/16/26[1]	1,729,959	1,732,364
Dell International LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.00%	09/19/25[1]	852,736	853,422
E2open LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	02/04/28[1]	1,995,000	1,998,431
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.58%	08/14/25[1]	2,715,262	2,687,431
EQT Box Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	04/17/28[1]	250,000	249,687
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	10/01/27[1]	1,492,481	1,498,078
Helios Software Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.92%	03/11/28[1]	1,657,143	1,657,350

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Imperva, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	01/12/26[1]	$1,763,212	$1,768,722
ION Analytics,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.50%	02/16/28[1]	677,083	680,228
IQVIA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.83%	01/17/25[1]	886,762	885,432
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.88%	06/11/25[1]	1,372,461	1,371,432
Logmein, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
4.83%	08/31/27[1]	1,488,750	1,489,800
Magenta Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	07/27/28[1]	2,000,000	2,002,500
Maximus, Inc.,
Term Loan B
(LIBOR plus 2.00%)
2.50%	05/28/28[1]	1,496,250	1,499,991
Northwest Fiber LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.83%	04/30/27[1]	995,000	995,249
Oryx Midstream Services, LLC,
Term Loan B
(LIBOR plus 3.25%)
3.75%	09/30/28[1]	1,250,000	1,243,750
Pactiv Evergreen Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	09/20/28[1]	2,250,000	2,250,000
Panther Purchaser LP,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.75%	01/07/28[1]	1,496,250	1,503,417
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	11/18/27[1,11]	2,633,942	2,637,775
Pretium Packaging Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.50%	09/22/28[1]	1,250,000	1,253,031
Project Alpha Intermediate Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.09%	04/26/24[1]	1,950,262	1,951,832

See accompanying Notes to Financial Statements.

69 / Semi-Annual Report September 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Proofpoint, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	08/31/28	[1]	$1,000,000	$996,000
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	04/24/28	[1]	1,500,000	1,497,030
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
2.83%	08/14/24	[1]	1,938,594	1,932,420
Sitel Worldwide Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	08/27/28	[1]	1,500,000	1,503,750
Skillsoft Finance II, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	06/30/28	[1]	1,250,000	1,257,812
Sophia LP,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.88%	10/07/27	[1]	987,513	992,346
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28	[1]	1,995,000	2,002,820
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[1]	668,832	663,107
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[1]	506,468	502,132
Sunshine Software Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	09/21/28	[1]	1,500,000	1,499,535
Surf Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.62%	03/05/27	[1]	2,028,106	2,019,923
TierPoint LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/05/26	[1]	972,226	975,264
TTM Technologies, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
2.59%	09/28/24	[1]	1,000,000	1,002,710
Veeam Software,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.08%	02/28/27	[1]	992,443	993,064

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
VT Topco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.33%	08/01/25	[1]	$1,712,907	$1,698,561
Zelis Payments Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.59%	09/30/26	[1]	738,778	736,636
Zotec Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.75%	02/14/24	[1]	941,906	943,088

				62,529,637

Insurance — 1.36%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.63%	02/15/27	[1]	2,982,355	2,959,988
Alliant Holdings Intermediate LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.75%)
4.25%	11/05/27	[1]	995,384	997,599
Asurion LLC,
Term Loan B8, 1st Lien
(LIBOR plus 3.25%)
3.33%	12/23/26	[1]	495,006	488,286
Term Loan B9, 1st Lien
(LIBOR plus 3.25%)
3.33%	07/31/27	[1]	497,500	490,784
Howden Group Holdings Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.00%	11/12/27	[1]	994,974	995,134
Hyperion Refinance SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.75%	11/12/27	[1]	495,678	496,297

				6,428,088

Materials — 3.70%
American Rock Salt Co. LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	06/09/28	[1]	997,500	1,004,069
Archroma Finance SARL,
Term Loan B2, 1st Lien (Switzerland)
(LIBOR plus 4.25%)
4.33%	08/12/24	[1,2]	720,000	716,400
Cyanco Intermediate Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.59%	03/16/25	[1]	424,183	423,604

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 70

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Materials (continued)
Geon Performance Solutions, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	08/10/28	[1]	$1,200,000	$1,210,122
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	07/03/28	[1]	1,845,375	1,853,282
ICP Group,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/29/27	[1]	1,492,500	1,493,746
INEOS U.S. Quattro LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.25%	01/29/26	[1]	1,246,875	1,248,901
Israel Chemicals Ltd.,
Term Loan, 1st Lien (Israel)
(LIBOR plus 3.00%)
3.08%	03/28/25	[1,2]	986,955	985,825
Lummus Technology Holdings V LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.58%	06/30/27	[1]	1,894,523	1,894,267
Plaskolite PPC Intermediate II LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/15/25	[1]	1,492,500	1,496,701
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
4.87%	10/15/25	[1]	541,551	541,551
(PRIME plus 3.75%)
7.00%	10/15/25	[1]	2,771	2,771
Potters Borrower LP,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/14/27	[1]	995,000	996,871
SK Invictus Intermediate,
Term Loan, 2nd Lien
(LIBOR plus 6.75%)
6.83%	03/30/26	[1]	1,000,000	1,000,470
Tronox Finance LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	03/10/28	[1]	272,308	271,579
2.38%	03/10/28	[1]	576,923	575,380
WR Grace Holdings, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	09/22/28	[1]	1,750,000	1,758,479

				17,474,018

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Real Estate Investment Trust (REIT) — 0.56%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	07/01/28	[1]	$1,622,642	$1,624,037
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	02/17/28	[1]	995,000	999,975

				2,624,012

Retail — 3.12%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.50%	04/20/28	[1]	1,500,000	1,552,807
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28	[1]	1,736,878	1,728,202
Aveanna Healthcare LLC,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.00%	07/17/28	[1]	377,358	377,683
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
1.84%	11/19/26	[1,2]	2,124,036	2,101,903
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/17/28	[1]	1,246,875	1,249,992
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.25%	09/21/28	[1]	750,000	751,560
Curium Bidco SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.13%	07/09/26	[1]	989,899	990,518
(LIBOR plus 4.25%)
5.00%	12/02/27	[1]	992,500	996,222
Harbor Freight Tools USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.25%	10/19/27	[1]	498,744	499,078
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	03/15/28	[1]	730,010	730,988
SRS Distribution, Inc.,
Term Loan B
(LIBOR plus 3.75%)
4.25%	06/02/28	[1]	750,000	750,780

See accompanying Notes to Financial Statements.

71 / Semi-Annual Report September 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.75%	09/22/28	[1]	$1,500,000	$1,504,102
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	08/03/28	[1]	1,500,000	1,500,338

				14,734,173

Services — 5.81%
Adtalem Global Education, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.25%	08/12/28	[1]	1,500,000	1,503,938
AECOM,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	01/29/27	[1]	2,487,500	2,511,753
Allied Universal Holdco LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	05/12/28	[1]	2,000,000	2,003,970
Aramark Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 1.75%)
1.83%	03/11/25	[1]	1,865,325	1,828,597
ArchKey Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
6.00%	06/29/28	[1]	500,000	502,188
Bifm CA Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.84%	06/01/26	[1,12]	893,389	890,039
CCRR Parent, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	03/06/28	[1]	995,000	998,731
CoreLogic, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	06/02/28	[1]	2,250,000	2,250,473
Ensemble RCM LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.88%	08/03/26	[1]	988,665	991,665
Guidehouse LLP,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.08%	05/01/25	[1]	1,734,952	1,740,383
Hornblower Sub LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	04/27/25	[1]	1,500,000	1,425,000

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Lakeland Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 13.25%)
13.25%	09/25/27	[1,4,5]	$522,599	$346,658
Lakeland Tours LLC,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.25%	09/25/23	[1,4,5]	188,423	190,897
(LIBOR plus 7.50%)
8.75%	09/25/25	[1,4,5]	837,879	775,177
Mavenir Systems, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.25%	08/13/28	[1]	650,000	652,437
Olympus Water US Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.75%	09/21/28	[1]	1,000,000	999,895
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	03/06/25	[1]	148,875	148,085
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	03/06/26	[1,4,5]	880,000	875,965
Technimark Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.25%	06/30/28	[1]	2,992,500	2,988,759
University Support Services LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.34%	07/17/25	[1]	1,861,539	1,861,539
Verscend Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.08%	08/27/25	[1]	997,500	1,000,198
WW International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	04/13/28	[1]	997,500	997,605

				27,483,952

Transportation — 1.65%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	01/29/27	[1]	271,094	260,691
Kenan Advantage Group, Inc. (The),
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	03/24/26	[1]	986,507	987,054
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	08/17/29	[1]	2,350,000	2,335,313

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 72

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Transportation (continued)
Kestrel Bidco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	12/11/26	[1]	$491,250	$480,504
Ozark Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	12/16/27	[1]	1,994,859	2,000,843
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	04/21/28	[1]	1,741,250	1,757,182

				7,821,587

Total Bank Loans
(Cost $407,414,958)				409,589,733

CORPORATES — 6.91%*

Banking — 0.39%
Bank of America Corp.
3.00%	12/20/23	[13]	1,300,000	1,340,041
HSBC Holdings PLC
(United Kingdom)
(LIBOR USD 3-Month plus 1.00%)
1.12%	05/18/24	[1,2]	500,000	505,718

				1,845,759

Communications — 1.75%
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[14]	4,353,000	2,893,040
Intelsat Jackson Holdings SA
(Luxembourg)
8.50%	10/15/24	[2,14,15,16]	1,000,000	580,000
National CineMedia LLC
5.88%	04/15/28	[14]	500,000	458,395
Scripps Escrow II, Inc.
5.38%	01/15/31	[14]	400,000	393,850
T-Mobile USA, Inc.
2.25%	02/15/26		2,500,000	2,531,315
3.88%	04/15/30		1,280,000	1,414,009

				8,270,609

Energy — 0.44%
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[14]	1,500,000	1,531,482
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	09/01/27		500,000	530,053

				2,061,535

Finance — 0.74%
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)
0.68%	08/25/36	[1]	1,800,000	1,578,431
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[2]	75,000	90,092

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Goldman Sachs Group, Inc. (The)
3.27%	09/29/25	[13]	$980,000	$1,048,208
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[2,14]	750,000	783,886

				3,500,617

Food — 0.51%
Pilgrim’s Pride Corp.
3.50%	03/01/32	[14]	2,350,000	2,394,510

Health Care — 1.85%
180 Medical, Inc.
3.88%	3.88	[14]	1,000,000	1,000,000
Centene Corp.
3.00%	10/15/30		1,400,000	1,436,750
Cigna Corp.
(LIBOR USD 3-Month plus 0.89%)
1.02%	07/15/23	[1]	2,700,000	2,733,792
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[2,14]	650,000	469,625
Molina Healthcare, Inc.
3.88%	11/15/30	[14]	500,000	527,917
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[14]	697,000	732,965
Prime Healthcare Services, Inc.
7.25%	11/01/25	[14]	1,250,000	1,340,625
Tenet Healthcare Corp.
4.63%	09/01/24	[14]	500,000	511,876

				8,753,550

Industrials — 0.68%
Artera Services LLC
9.03%	12/04/25	[14]	380,000	412,662
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.60%	08/15/36	[1]	850,000	742,028
Sealed Air Corp.
5.25%	04/01/23	[14]	1,500,000	1,569,375
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[2,14]	250,000	256,120
Trident TPI Holdings, Inc.
9.25%	08/01/24	[14]	250,000	263,048

				3,243,233

Retail — 0.55%
FirstCash, Inc.
4.63%	09/01/28	[14]	500,000	519,375

See accompanying Notes to Financial Statements.

73 / Semi-Annual Report September 2021

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Retail (continued)
Michaels Cos., Inc. (The)
7.88%	05/01/29 [14]	$2,000,000	$2,080,950

			2,600,325

Total Corporates
(Cost $32,189,631)			32,670,138

Total Bonds — 93.55%
(Cost $439,604,589)			442,259,871

Issues		Shares	Value

WARRANT — 0.03%

Entertainment — 0.03%

Cineworld Group PLC[2,15]
(United Kingdom)		229,579	128,464

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 9.39%

Money Market Funds — 4.11%
Dreyfus Government Cash Management Fund
0.03%[17]		1,902,000	1,902,000
Fidelity Investments Money Market Funds - Government
Portfolio
0.01%[17]		41,002	41,002
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
0.03%[17]		17,468,000	17,468,000

			19,411,002

U.S. Treasury Bills — 5.28%
U.S. Treasury Bills
0.05%[18]	02/10/22	20,000,000	19,997,067
0.04%[18]	03/03/22	5,000,000	4,999,177

			24,996,244

Total Short-Term Investments
(Cost $44,406,622)			44,407,246

Total Investments—102.97%
(Cost $484,011,211)			486,795,581

Net unrealized appreciation on unfunded commitments - 0.00%			17,475

Liabilities in Excess of Other Assets - (2.97)%			(14,059,126)

Net Assets—100.00%			$472,753,930

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $779,259, at an interest rate of 3.60% and a maturity of July 13, 2022. The investment is accruing an unused commitment fee of 1.58% per annum.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,270,522, which is 0.69% of total net assets.

[6]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $124,586, at an interest rate of 2.00% and a maturity of September 15, 2028. The investment is not accruing an unused commitment fee.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $315,854, at an interest rate of 4.00% and a maturity of June 09, 2028. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $6,654, at an interest rate of 3.75% and a maturity of March 31, 2028. The investment is not accruing an unused commitment fee.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $161,542, at an interest rate of 4.00% and a maturity of December 16, 2027. The investment is not accruing an unused commitment fee.

[10]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $180,562, at an interest rate of 3.25% and a maturity of March 03, 2028. The investment is not accruing an unused commitment fee.

[11]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $346,657, at an interest rate of 3.75% and a maturity of November 18, 2027. The investment is accruing an unused commitment fee of 1.25% per annum.

[12]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $101,658, at an interest rate of 1.00% and a maturity of June 01, 2026. The investment is not accruing an unused commitment fee.

[13]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[14]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[15]	Non-income producing security.

[16]	Security is currently in default with regard to scheduled interest or principal payments.

[17]	Represents the current yield as of September 30, 2021.

[18]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 74

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 1,621,659	EUR 1,357,607	Goldman Sachs International	10/22/21	$47,608
USD 715,574	EUR 610,000	Goldman Sachs International	01/07/22	7,016

				54,624

EUR 1,357,607	USD 1,592,544	Goldman Sachs International	10/22/21	(18,494)

NET UNREALIZED APPRECIATION				$36,130

See accompanying Notes to Financial Statements.

75 / Semi-Annual Report September 2021

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 92.09%

BANK LOANS — 18.20%*

Communications — 4.88%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	03/15/27	[1]	$913,725	$905,031
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	07/17/25	[1]	13,168,659	13,011,227
Diamond Sports Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.34%	08/24/26	[1]	1,044,670	655,092
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27	[1]	4,000,000	4,007,080
Frontier Communications holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/01/28	[1]	3,781,000	3,784,535
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25	[1]	1,244,122	1,228,297
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	05/30/25	[1]	1,122,015	956,517
Intelsat Jackson Holdings SA,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 4.75%)
5.75%	07/13/22	[1,2,3]	6,416,667	6,472,813
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[1,2]	1,329,300	1,354,224
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.84%	10/04/24	[1]	1,890,818	1,878,121
National Cinemedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	06/20/25	[1]	766,960	717,108
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
7.08%	10/19/26	[1]	875,000	844,012
Nexstar Broadcasting, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
2.33%	01/17/24	[1]	2,071,425	2,071,787

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.08%	03/09/27	[1]	$2,071,086	$2,055,211

				39,941,055

Consumer Discretionary — 1.25%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.13%)
3.63%	12/23/27	[1]	1,915,375	1,902,379
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.08%	06/03/26	[1]	2,729,061	2,708,593
Landry’s,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/04/23	[1]	56,625	62,005
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28	[1]	3,830,750	3,839,733
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/31/28	[1]	1,720,688	1,720,584

				10,233,294

Electric — 0.12%
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/06/26	[1]	980,000	977,040

Entertainment — 0.74%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25	[1]	5,200,157	4,300,946
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
7.00%	05/23/24	[1]	1,418,826	1,758,167

				6,059,113

Finance — 0.13%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.83%	02/27/26	[1,2]	1,079,599	1,071,843

Food — 0.46%
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.83%	07/20/25	[1]	3,826,066	3,783,023

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 76

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Gaming — 0.49%
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.10%	12/27/24	[1]	$2,048,202	$2,048,202
Golden Nugget,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.25%	10/04/23	[1]	1,937,943	1,931,277

				3,979,479

Health Care — 2.84%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27	[1]	1,741,250	1,746,151
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	4,667,172	4,667,405
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	08/01/27	[1]	3,723,541	3,682,638
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28	[1]	560,311	549,222
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/04/27	[1]	863,442	868,705
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[1]	1,283,483	1,284,549
ICON Luxembourg SARL,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	07/03/28	[1]	3,050,433	3,063,977
Indigo Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	07/03/28	[1]	760,017	763,392
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.50%	08/11/28	[1]	4,000,000	4,005,640
PPD, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	01/13/28	[1]	2,596,950	2,595,872

				23,227,551

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials — 3.06%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.86%	07/01/26	[1]	$2,976,676	$2,964,025
Charter NEX U.S., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/01/27	[1]	2,606,900	2,615,659
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27	[1]	1,481,250	1,404,721
Mauser Packaging Solutions Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/03/24	[1]	2,453,659	2,407,457
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	08/03/26	[1]	2,313,058	2,314,030
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/03/25	[1]	2,606,900	2,615,047
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.17%	03/28/25	[1]	918,346	903,111
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/30/24	[1]	869,367	778,083
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.33%	05/30/25	[1]	923,550	913,308
Trident TPI Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	10/17/24	[1]	3,464,010	3,465,933
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24	[1]	4,739,516	4,635,839

				25,017,213

Information Technology — 2.11%
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/16/25	[1]	1,044,750	1,047,853
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.88%	06/11/25	[1]	4,637,492	4,634,014

See accompanying Notes to Financial Statements.

77 / Semi-Annual Report September 2021

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	04/24/28	[1]	$1,050,000	$1,047,921
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
2.83%	08/14/24	[1]	1,877,544	1,871,563
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28	[1]	2,743,125	2,753,878
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[1]	2,401,526	2,380,969
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[1]	1,818,537	1,802,971
TierPoint LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/05/26	[1]	1,708,802	1,714,142

				17,253,311

Insurance — 0.24%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.63%	02/15/27	[1]	1,984,887	1,970,000

Real Estate Investment Trust (REIT) — 0.68%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	07/01/28	[1]	1,277,830	1,278,929
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	02/17/28	[1]	3,407,875	3,424,914
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	04/11/25	[1]	913,477	905,818

				5,609,661

Retail — 0.20%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.50%	04/20/28	[1]	430,000	445,138
Aveanna Healthcare LLC,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.00%	07/17/28	[1]	297,170	297,425

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.75%	09/22/28	[1]	$870,000	$872,380

				1,614,943

Services — 0.51%
AECOM,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	01/29/27	[1]	1,741,250	1,758,227
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	03/06/26	[1,4,5]	2,402,000	2,390,987

				4,149,214

Transportation — 0.49%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	08/17/29	[1]	4,000,000	3,975,000

Total Bank Loans
(Cost $147,271,263)				148,861,740

CORPORATES — 73.89%*

Automotive — 0.63%
Ford Motor Credit Co. LLC
2.90%	02/16/28		5,160,000	5,136,500

Communications — 19.56%
Altice France SA
(France)
5.50%	10/15/29	[2,6]	4,805,000	4,764,715
AT&T, Inc.
3.55%	09/15/55		3,250,000	3,212,327
4.50%	05/15/35		4,043,000	4,732,498
Block Communications, Inc.
4.88%	03/01/28	[6]	2,272,000	2,331,640
Cable One, Inc.
4.00%	11/15/30	[6]	1,250,000	1,243,750
CCO Holdings LLC/CCO Holdings Capital Corp.
5.50%	05/01/26	[6]	8,121,000	8,375,025
Cogent Communications Group, Inc.
3.50%	05/01/26	[6]	4,025,000	4,100,326
CommScope, Inc.
4.75%	09/01/29	[6]	4,000,000	4,000,000
CSC Holdings LLC
3.38%	02/15/31	[6]	2,500,000	2,327,189
4.50%	11/15/31	[6]	6,000,000	5,934,361
6.50%	02/01/29	[6]	1,141,000	1,237,072
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[6]	6,975,000	4,635,643
6.63%	08/15/27	[6]	6,971,000	3,103,400
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
5.88%	08/15/27	[6]	300,000	313,493

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 78

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
DISH DBS Corp.
7.38%	07/01/28		$2,552,000	$2,709,471
DISH Network Corp.
3.38%	08/15/26		5,120,000	5,335,040
Intelsat Jackson Holdings SA
(Luxembourg)
5.50%	08/01/23	[2,7,8]	6,350,000	3,551,523
8.50%	10/15/24	[2,6,7,8]	2,853,000	1,654,740
9.75%	07/15/25	[2,6,7,8]	4,051,000	2,284,923
Intelsat Luxembourg SA
(Luxembourg)
8.13%	06/01/23	[2,7,8]	2,545,000	22,269
Lamar Media Corp.
3.75%	02/15/28		1,745,000	1,797,865
Level 3 Financing, Inc.
3.63%	01/15/29	[6]	4,000,000	3,880,364
3.75%	07/15/29	[6]	5,000,000	4,838,650
4.25%	07/01/28	[6]	3,000,000	3,032,602
4.63%	09/15/27	[6]	2,650,000	2,729,633
Lumen Technologies, Inc.
4.00%	02/15/27	[6]	1,956,000	1,999,973
5.38%	06/15/29	[6]	2,827,000	2,888,091
Midcontinent Communications/Midcontinent Finance Corp.
5.38%	08/15/27	[6]	2,246,000	2,342,488
National CineMedia LLC
5.75%	08/15/26		2,750,000	2,237,812
5.88%	04/15/28	[6]	3,702,000	3,393,957
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.63%	03/15/30	[6]	445,000	446,501
Qwest Corp.
6.75%	12/01/21		6,582,000	6,647,181
7.25%	09/15/25		893,000	1,063,938
Scripps Escrow II, Inc.
5.38%	01/15/31	[6]	2,062,000	2,030,297
Scripps Escrow, Inc.
5.88%	07/15/27	[6]	2,579,000	2,656,370
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[6]	3,782,000	4,333,477
Sinclair Television Group, Inc.
4.13%	12/01/30	[6]	6,970,000	6,821,888
Sirius XM Radio, Inc.
5.50%	07/01/29	[6]	362,000	392,933
Sprint Corp.
7.88%	09/15/23		10,307,000	11,529,410
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[6]	7,850,000	8,980,793
T-Mobile USA, Inc.
2.25%	02/15/26		8,657,000	8,765,437
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[2,6]	7,175,000	7,294,997

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31	[2,6]	$3,920,000	$4,009,886

				159,983,948

Consumer Discretionary — 0.93%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[2,6]	675,000	744,254
BAT Capital Corp.
5.28%	04/02/50		2,273,000	2,617,467
Edgewell Personal Care Co.
5.50%	06/01/28	[6]	1,085,000	1,146,756
Everi Holdings, Inc.
5.00%	07/15/29	[6]	815,000	835,375
Live Nation Entertainment, Inc.
6.50%	05/15/27	[6]	215,000	236,769
Primo Water Holdings, Inc.
4.38%	04/30/29	[6]	2,000,000	1,997,210

				7,577,831

Consumer Products — 0.41%
Newell Brands, Inc.
4.35%	04/01/23		1,325,000	1,381,392
4.88%	06/01/25		1,800,000	1,993,410

				3,374,802

Electric — 1.40%
FirstEnergy Corp.
2.65%	03/01/30		6,886,000	6,868,785
FirstEnergy Corp.,
Series C
3.40%	03/01/50		3,745,000	3,609,656
5.35%	07/15/47		148,000	181,196
Jersey Central Power & Light Co.
2.75%	03/01/32	[6]	800,000	820,343

				11,479,980

Energy — 9.43%
Antero Resources Corp.
7.63%	02/01/29	[6]	611,000	685,389
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[6]	5,267,000	5,464,513
DCP Midstream Operating LP
5.60%	04/01/44		754,000	882,946
Devon Energy Corp.
5.00%	06/15/45		1,037,000	1,217,749
Endeavor Energy Resources LP/EER Finance, Inc.
5.75%	01/30/28	[6]	2,904,000	3,060,090
Energy Transfer LP
5.00%	05/15/50		840,000	970,886
5.35%	05/15/45		820,000	960,107
5.40%	10/01/47		500,000	596,830
Energy Transfer LP,
Series B
6.63%	02/15/70	[9]	5,263,000	5,138,004

See accompanying Notes to Financial Statements.

79 / Semi-Annual Report September 2021

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Hess Corp.
5.60%	02/15/41		$1,047,000	$1,304,440
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[6]	5,270,000	5,380,609
Occidental Petroleum Corp.
0.00%	10/10/36	[10]	19,685,000	10,875,962
4.40%	08/15/49		4,300,000	4,230,714
Petroleos Mexicanos
(Mexico)
6.75%	09/21/47	[2]	524,000	457,819
7.69%	01/23/50	[2]	425,000	403,012
Rockies Express Pipeline LLC
4.80%	05/15/30	[6]	650,000	672,750
6.88%	04/15/40	[6]	2,984,000	3,297,320
Ruby Pipeline LLC
8.00%	04/01/22	[4,5,6]	4,309,545	4,007,877
SM Energy Co.
6.50%	07/15/28		1,907,000	1,973,154
6.63%	01/15/27		910,000	934,279
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29		1,085,000	1,106,585
5.88%	03/15/28		3,165,000	3,350,944
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.50%	03/01/30		1,300,000	1,425,531
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		3,989,000	4,098,697
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[2,6]	3,321,450	3,392,031
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25	[2,6]	1,076,690	1,080,092
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[2,6]	2,916,650	2,930,198
Transocean Sentry Ltd.
(Cayman Islands)
5.38%	05/15/23	[2,6]	1,378,458	1,375,012
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26		1,289,000	1,343,785
Valaris Ltd.,
Series 1145, PIK
(Bermuda)
8.25%	04/30/28	[2,11]	111,000	115,337
Venture Global Calcasieu Pass LLC
4.13%	08/15/31	[6]	4,188,000	4,379,095

				77,111,757

Entertainment — 0.49%
Banijay Entertainment SASU
(France)
5.38%	03/01/25	[2,6]	252,000	260,251

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Entertainment (continued)
Cinemark USA, Inc.
5.25%	07/15/28	[6]	$3,825,000	$3,777,187

				4,037,438

Finance — 2.27%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.50%	01/15/25	[2]	450,000	473,761
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[2,6]	3,485,000	3,430,400
Ford Motor Credit Co. LLC
2.98%	08/03/22		1,805,000	1,826,949
3.22%	01/09/22		5,000,000	5,018,750
3.34%	03/28/22		950,000	958,391
(LIBOR USD 3-Month plus 1.27%)
1.40%	03/28/22	[1]	5,660,000	5,664,398
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[2]	958,000	1,150,770

				18,523,419

Food — 7.32%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31	[2,6]	2,000,000	2,097,689
5.50%	01/15/30	[2,6]	5,250,000	5,845,718
6.50%	04/15/29	[2,6]	5,500,000	6,147,152
Kraft Heinz Foods Co.
3.00%	06/01/26		13,040,000	13,731,709
4.63%	01/30/29		355,000	406,109
Lamb Weston Holdings, Inc.
4.63%	11/01/24	[6]	4,000,000	4,073,320
Nathan’s Famous, Inc.
6.63%	11/01/25	[6]	696,000	716,010
Pilgrim’s Pride Corp.
3.50%	03/01/32	[6]	14,000,000	14,265,166
Post Holdings, Inc.
4.50%	09/15/31	[6]	4,000,000	3,968,197
4.63%	04/15/30	[6]	5,629,000	5,679,548
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[6]	696,000	704,501
Smithfield Foods, Inc.
5.20%	04/01/29	[6]	1,950,000	2,241,217

				59,876,336

Gaming — 1.00%
Boyd Gaming Corp.
4.75%	06/15/31	[6]	1,825,000	1,883,707
Caesars Entertainment, Inc.
4.63%	10/15/29	[6]	832,000	844,577
6.25%	07/01/25	[6]	1,053,000	1,110,845
Churchill Downs, Inc.
4.75%	01/15/28	[6]	1,100,000	1,152,250

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 80

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Gaming (continued)
Live Nation Entertainment, Inc.
3.75%	01/15/28	[6]	$3,217,000	$3,200,915

				8,192,294

Health Care — 9.99%
180 Medical, Inc.
3.88%	3.88	[6]	6,875,000	6,875,000
Bausch Health Cos., Inc.
(Canada)
4.88%	06/01/28	[2,6]	1,960,000	2,033,500
Cano Health LLC
6.25%	10/01/28	[6]	1,352,000	1,367,210
Centene Corp.
2.45%	07/15/28		10,285,000	10,341,060
4.63%	12/15/29		3,241,000	3,536,093
Elanco Animal Health, Inc.
5.27%	08/28/23		799,000	852,517
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[2,6]	3,988,000	2,881,330
9.50%	07/31/27	[2,6]	542,000	543,939
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[2,6]	6,897,000	7,065,890
HCA, Inc.
7.69%	06/15/25		1,650,000	1,994,437
HCA, Inc.
(MTN)
7.58%	09/15/25		1,650,000	1,994,557
HCRX Investments Holdco LP
4.50%	08/01/29	[6]	6,832,000	6,874,734
Hill-Rom Holdings, Inc.
4.38%	09/15/27	[6]	1,160,000	1,214,404
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[6]	3,682,000	3,821,180
ModivCare, Inc.
5.88%	11/15/25	[6]	2,140,000	2,265,725
Molina Healthcare, Inc.
3.88%	11/15/30	[6]	7,845,000	8,283,019
4.38%	06/15/28	[6]	7,014,000	7,304,571
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[6]	1,623,000	1,706,747
Owens & Minor, Inc.
4.50%	03/31/29	[6]	1,595,000	1,612,859
Par Pharmaceutical, Inc.
7.50%	04/01/27	[6]	244,000	249,490
Prime Healthcare Services, Inc.
7.25%	11/01/25	[6]	2,250,000	2,413,125
Teleflex, Inc.
4.25%	06/01/28	[6]	3,900,000	4,059,803
Tenet Healthcare Corp.
4.63%	09/01/24	[6]	2,307,000	2,361,795

				81,652,985

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials — 6.59%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Ireland)
4.13%	08/15/26	[2,6]	$8,927,000	$9,310,861
Artera Services LLC
9.03%	12/04/25	[6]	1,434,000	1,557,256
Ball Corp.
3.13%	09/15/31		2,744,000	2,713,781
4.00%	11/15/23		3,960,000	4,182,750
4.88%	03/15/26		3,895,000	4,313,712
5.25%	07/01/25		1,254,000	1,401,345
Clean Harbors, Inc.
4.88%	07/15/27	[6]	2,152,000	2,235,390
Energizer Holdings, Inc.
4.75%	06/15/28	[6]	2,525,000	2,574,970
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.60%	08/15/36	[1]	1,300,000	1,134,867
Graham Packaging Co., Inc.
7.13%	08/15/28	[6]	2,466,000	2,595,077
Graphic Packaging International LLC
3.50%	03/15/28	[6]	5,185,000	5,286,810
4.75%	07/15/27	[6]	2,571,000	2,792,749
4.88%	11/15/22		566,000	585,295
Intertape Polymer Group, Inc.
(Canada)
4.38%	06/15/29	[2,6]	3,256,000	3,314,419
Mauser Packaging Solutions Holding Co.
7.25%	04/15/25	[6]	382,000	380,166
Sealed Air Corp.
4.00%	12/01/27	[6]	815,000	871,031
5.50%	09/15/25	[6]	4,898,000	5,478,737
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[2,6]	2,195,000	2,248,734
Trident TPI Holdings, Inc.
9.25%	08/01/24	[6]	875,000	920,667

				53,898,617

Information Technology — 0.98%
Booz Allen Hamilton, Inc.
4.00%	07/01/29	[6]	2,000,000	2,052,036
Clarivate Science Holdings Corp.
3.88%	07/01/28	[6]	500,000	500,782
MSCI, Inc.
3.63%	09/01/30	[6]	870,000	900,450
NCR Corp.
5.13%	04/15/29	[6]	2,403,000	2,480,852
5.25%	10/01/30	[6]	117,000	122,884
Science Applications International Corp.
4.88%	04/01/28	[6]	1,912,000	1,978,451

				8,035,455

Insurance — 0.67%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[6]	3,075,000	3,043,960

See accompanying Notes to Financial Statements.

81 / Semi-Annual Report September 2021

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
AmWINS Group, Inc.
4.88%	06/30/29	[6]	$2,421,000	$2,458,279

				5,502,239

Materials — 2.41%
Allegheny Technologies, Inc.
5.13%	10/01/31		823,000	831,395
Clearwater Paper Corp.
4.75%	08/15/28	[6]	2,671,000	2,761,393
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28	[2,6]	3,300,000	3,320,961
Unifrax Escrow Issuer Corp.
5.25%	09/30/28	[6]	8,700,000	8,818,019
7.50%	09/30/29	[6]	3,869,000	3,969,628

				19,701,396

Real Estate Investment Trust (REIT) — 1.88%
American Assets Trust LP
3.38%	02/01/31		3,810,000	3,946,779
GLP Capital LP/GLP Financing II, Inc.
5.75%	06/01/28		3,238,000	3,803,031
Iron Mountain, Inc.
5.25%	07/15/30	[6]	934,000	992,356
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.63%	06/15/25	[6]	2,990,000	3,232,811
SL Green Operating Partnership LP
3.25%	10/15/22		3,275,000	3,357,220

				15,332,197

Retail — 2.51%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
3.50%	02/15/29	[2,6]	5,195,000	5,147,734
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[6]	1,600,000	1,672,576
FirstCash, Inc.
4.63%	09/01/28	[6]	1,195,000	1,241,306
Michaels Cos., Inc. (The)
7.88%	05/01/29	[6]	11,970,000	12,454,486

				20,516,102

Services — 4.11%
Adtalem Global Education, Inc.
5.50%	03/01/28	[6]	2,349,000	2,374,971
Allied Universal Holdco LLC/Allied Universal Finance Corp./ Atlas Luxco 4 SARL
(Canada)
4.63%	06/01/28	[6]	1,550,000	1,547,543
Carriage Services, Inc.
4.25%	05/15/29	[6]	1,900,000	1,918,620
Gartner, Inc.
3.63%	06/15/29	[6]	1,000,000	1,009,160
GFL Environmental, Inc.
(Canada)
3.75%	08/01/25	[2,6]	2,000,000	2,060,000

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
4.25%	06/01/25	[2,6]	$1,585,000	$1,636,512
4.38%	08/15/29	[2,6]	2,220,000	2,244,975
HealthEquity, Inc.
4.50%	10/01/29	[6]	3,763,000	3,827,388
IHS Markit Ltd.
(Bermuda)
4.75%	02/15/25	[2,6]	1,420,000	1,572,749
5.00%	11/01/22	[2,6]	3,071,000	3,188,220
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27	[6]	3,211,000	3,085,980
Service Corp. International/U.S.
4.63%	12/15/27		946,000	993,300
Waste Pro USA, Inc.
5.50%	02/15/26	[6]	5,753,000	5,818,527
WW International, Inc.
4.50%	04/15/29	[6]	2,410,000	2,359,174

				33,637,119

Transportation — 1.15%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
(Canada)
5.75%	04/20/29	[6]	2,350,000	2,536,531
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		213,399	215,101
Delta Air Lines, Inc./SkyMiles IP Ltd.
(Canada)
4.75%	10/20/28	[6]	1,880,000	2,097,362
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
6.50%	06/20/27	[6]	1,826,000	1,988,142
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		886,020	913,344
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		1,556,964	1,648,146

				9,398,626

Water — 0.16%
Solaris Midstream Holdings LLC
7.63%	04/01/26	[6]	1,200,000	1,287,486

Total Corporates
(Cost $591,050,283)				604,256,527

Total Bonds — 92.09%
(Cost $738,321,546)				753,118,267

Issues			Shares	Value

COMMON STOCK — 0.32%

Electric — 0.00%
Homer City Holdings LLC†,4,5,7,12 502,908				—

Energy — 0.06%
Valaris Ltd.[7]			15,493	540,396

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 82

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues		Shares	Value

COMMON STOCK — 0.32% (continued)

Transportation — 0.26%
Hertz Global Holdings, Inc.[7]		150,000	$2,103,750

Total Common Stock
(Cost $29,420,861)			2,644,146

WARRANT — 0.02%

Entertainment — 0.02%

Cineworld Group PLC[2,7]
(United Kingdom)		288,340	161,345

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 5.28%

Money Market Funds — 2.23%
Dreyfus Government Cash Management Fund
0.03%[13]		768,000	768,000
JPMorgan U.S. Government Money Market Fund
0.01%[13]		605,000	605,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[13]		16,827,000	16,827,000

			18,200,000

U.S. Treasury Bills — 3.05%
U.S. Treasury Bills
0.05%[14]	10/07/21	$10,000,000	9,999,950
0.04%[14]	03/03/22	15,000,000	14,997,530

			24,997,480

Total Short-Term Investments
(Cost $43,197,336)			43,197,480

Total Investments - 97.71%
(Cost $810,939,743)			799,121,238

Net unrealized appreciation on unfunded commitments - 0.00%			31,107

Cash and Other Assets, Less Liabilities - 2.29%			18,678,643

Net Assets - 100.00%			$817,830,988

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2021.

[2]	Foreign denominated security issued by foreign domiciled entity.

[3]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $1,294,563, at an interest rate of 3.60% and a maturity of July 13, 2022. The investment is accruing an unused commitment fee of 1.58% per annum.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $6,398,864, which is 0.78% of total net assets.

[6]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[7]	Non-income producing security.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2021.

[11]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.25% cash or 12.00% payment-in-kind interest.

[12]	Affiliated investment.

[13]	Represents the current yield as of September 30, 2021.

[14]	Represents annualized yield at date of purchase.

†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PIK): Payment In Kind

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 2,821,595	EUR 2,362,117	Goldman Sachs International	10/22/21	$82,885
USD 1,251,669	EUR 1,067,000	Goldman Sachs International	01/07/22	12,271

				95,156

EUR 2,362,117	USD 2,770,725	Goldman Sachs International	10/22/21	(32,015)
EUR 24,000	USD 28,090	Goldman Sachs International	01/07/22	(213)

				(32,228)

NET UNREALIZED APPRECIATION				$62,928

See accompanying Notes to Financial Statements.

83 / Semi-Annual Report September 2021

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	335	12/31/21	$41,118,633	$(165,443)	$(165,443)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	107	12/21/21	(15,541,750)	214,508	214,508
U.S. Treasury Ultra Bond	9	12/21/21	(1,719,563)	43,835	43,835

			(17,261,313)	258,343	258,343

TOTAL FUTURES CONTRACTS			$23,857,320	$92,900	$92,900

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	Credit Suisse First Boston International	12/20/21	$3,995,000	$37,016	$26,241	$10,775
1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30	5.00%	3 Months	Citigroup Global Markets Inc.	06/20/23	1,985,000	115,984	112,294	3,690

TOTAL						$153,000	$138,535	$14,465

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 84

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 103.24%

ASSET-BACKED SECURITIES — 9.68%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.19%	12/27/44	[1,2]	$584,046	$592,681
ACE Securities Corp. Home Equity Loan Trust,
Series 2005-HE2, Class M5
(LIBOR USD 1-Month plus 1.02%)
1.11%	04/25/35	[2]	3,832,640	3,845,639
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.27%	10/16/28	[1,2,3]	625,017	625,086
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 11/25/21)
7.37%	10/25/27		10,288	10,445
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.06%	12/25/34	[2]	375,511	373,535
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	01/20/28	[1,2,3]	1,128,411	1,127,768
Barings CLO Ltd.,
Series 2016-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.21%	07/20/28	[1,2,3]	38,481	38,522
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.64%	01/25/35	[1,2]	262,422	259,606
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.33%	02/25/35	[2]	650,000	661,618
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
0.93%	02/25/30	[2]	15,798	15,865
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.13%	10/27/36	[2]	1,030,000	1,042,717
CIT Education Loan Trust,
Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
0.22%	03/25/42	[1,2]	215,552	209,695
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH1, Class M5
(LIBOR USD 1-Month plus 0.78%)
0.87%	01/25/36	[2]	2,000,000	1,980,769

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Conseco Finance Corp.,
Series 1996-7, Class M1
7.70%	09/15/26	[4]	$2,996	$3,005
Conseco Finance Corp.,
Series 1998-4, Class A5
6.18%	04/01/30		12,608	12,611
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.33%	03/15/52	[1,4]	5,167,334	312,253
Countrywide Asset-Backed Certificates Trust,
Series 2005-7, Class MV5
(LIBOR USD 1-Month plus 1.13%)
1.21%	11/25/35	[2]	4,220,000	4,214,664
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1 (STEP-reset date 11/25/21)
3.38%	12/25/32		579,846	577,275
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF4 (STEP-reset date 11/25/21)
3.10%	12/25/36		384,080	380,645
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
0.15%	04/25/37	[2]	112,451	84,074
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A3
(LIBOR USD 1-Month plus 0.25%)
0.34%	04/25/37	[2]	1,336,206	1,033,668
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.03%	04/15/29	[1,2,3]	1,756,208	1,756,226
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.78%	04/25/35	[2]	187,991	187,126
First Franklin Mortgage Loan Trust,
Series 2005-FFH4, Class M1
(LIBOR USD 1-Month plus 0.72%)
0.81%	12/25/35	[2]	232,287	232,549
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	474,583	484,105
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.18%	05/25/34	[1,2]	666,729	669,494
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.72%	11/25/35	[2]	252,179	251,901
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A3
6.61%	02/25/28		41,758	42,156

See accompanying Notes to Financial Statements.

85 / Semi-Annual Report September 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A4
6.75%	02/25/28		$11,116	$11,229
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		64,625	66,844
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	384,278	431,394
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	727,882	801,439
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
0.38%	07/25/36	[2]	3,228,398	3,221,876
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.37%	07/15/27	[1,2,3]	26,561	26,569
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
1.17%	10/20/27	[1,2,3]	976,162	976,410
Magnetite XVIII Ltd.,
Series 2016-18A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.20%	11/15/28	[1,2,3]	50,000	50,016
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.27%	06/25/37	[2]	377,206	358,238
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
0.34%	06/25/37	[2]	697,067	666,076
Mid-State Capital Corp. Trust,
Series 2004-1, Class A
6.01%	08/15/37		160,816	169,430
Mid-State Capital Corp. Trust,
Series 2004-1, Class B
8.90%	08/15/37		220,728	246,437
Mid-State Capital Corp. Trust,
Series 2004-1, Class M1
6.50%	08/15/37		157,663	169,884
Mid-State Capital Corp. Trust,
Series 2005-1, Class M2
7.08%	01/15/40		331,838	362,337
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		452,023	475,976

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.02%	07/25/34	[2]	$134,572	$134,383
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE3, Class M5
(LIBOR USD 1-Month plus 1.03%)
1.12%	07/25/35	[2]	5,000,000	5,006,979
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
0.31%	04/25/37	[2]	2,815,270	2,809,628
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
0.60%	06/25/31	[2]	604,360	593,284
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
0.71%	03/25/83	[2]	1,584,245	1,582,333
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
0.71%	03/25/83	[2]	1,442,483	1,440,375
Navient Student Loan Trust,
Series 2016-2A, Class A3
(LIBOR USD 1-Month plus 1.50%)
1.59%	06/25/65	[1,2]	1,640,000	1,704,046
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
1.04%	11/25/48	[1,2]	1,370,000	1,396,800
Neuberger Berman CLO XX Ltd.,
Series 2015-20A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.30%	07/15/34	[1,2,3]	2,140,000	2,143,368
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.76%	03/25/35	[2]	3,101,488	3,105,610
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.53%	02/25/36	[2]	1,659,535	1,652,114
OCP CLO Ltd.,
Series 2020-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.28%	10/20/34	[1,2,3]	1,850,000	1,856,327
Option One Mortgage Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.66%)
0.75%	05/25/35	[2]	83,421	83,545

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 86

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.21%	04/20/34	[1,2,3]	$1,875,000	$1,874,363
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
0.00%	10/15/32	[1,2,3]	2,100,000	2,101,050
Residential Asset Mortgage Products Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.69%	01/25/36	[2]	118,638	118,558
Residential Asset Securities Corp.,
Series 2005-AHL3, Class A3
(LIBOR USD 1-Month plus 0.34%)
0.77%	11/25/35	[2]	25,732	25,721
Rockford Tower CLO Ltd.,
Series 2019-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
1.23%	08/20/32	[1,2,3]	2,000,000	2,001,354
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	12/30/99	[5,6]	2,226,737	2,233,086
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.41%	08/15/31	[2]	118,231	110,631
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
1.72%	12/15/32	[2]	247,838	254,943
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
0.60%	07/25/39	[2]	151,646	146,135
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
0.29%	01/25/41	[2]	1,022,968	1,010,685
SLM Student Loan Trust,
Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
0.88%	04/25/23	[2]	3,416,707	3,382,817
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	01/25/83	[2]	185,000	177,699
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	04/26/83	[2]	185,000	174,764

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	04/25/73	[2]	$185,000	$185,946
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/25/73	[2]	2,235,000	2,213,669
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.23%	07/25/23	[2]	1,802,082	1,812,189
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83	[2]	185,000	186,062
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83	[2]	185,000	185,766
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.38%	10/25/75	[2]	185,000	186,366
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.63%	04/25/23	[2]	627,643	632,071
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.38%	10/25/83	[2]	1,885,000	1,904,893
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
0.84%	01/25/45	[1,2]	2,821,012	2,837,758
SLM Student Loan Trust,
Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
1.29%	10/25/34	[2]	500,000	508,732
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
0.74%	05/26/26	[2]	591,906	580,850
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	461,496	519,733
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	1.61	[1,2]	500,000	461,311
Treman Park CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
1.20%	10/20/28	[1,2,3]	33,722	33,727

See accompanying Notes to Financial Statements.

87 / Semi-Annual Report September 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Vantage Data Centers Issuer LLC,
Series 2018-2A, Class A2
4.20%	11/16/43	[1]	$2,040,500	$2,116,070

Total Asset-Backed Securities
(Cost $79,254,743)				80,545,594

BANK LOANS — 1.07%*

Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/30/26	[2]	169,042	168,513

Communications — 0.45%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.08%	01/31/25	[2]	228,125	227,066
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	03/15/27	[2]	343,875	340,603
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.84%	02/01/27	[2]	98,246	97,727
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	07/17/25	[2]	148,834	147,055
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.58%	04/15/27	[2]	99,244	98,262
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27	[2]	410,000	410,726
Intelsat Jackson Holdings SA,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 4.75%)
5.75%	07/13/22	[2,3,7]	479,167	483,359
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[2,3]	225,000	229,219
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.83%	03/01/27	[2]	1,275,000	1,260,994
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.08%	03/09/27	[2]	445,395	441,981

				3,736,992

Electric — 0.02%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	12/31/25	[2]	137,316	136,429

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Food — 0.04%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[2]	$294,737	$294,240

Gaming — 0.01%
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.83%	12/23/24	[2]	1,067	1,062
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.10%	12/27/24	[2]	53,204	53,204

				54,266

Health Care — 0.36%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27	[2]	606,950	608,659
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25	[2]	52,744	52,599
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[2]	306,023	306,038
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	08/01/27	[2]	917,604	907,524
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[2]	284,564	284,800
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.07%	11/15/27	[2]	98,250	96,776
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	03/15/28	[2]	383,075	382,836
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 0.00%)
0.50%	05/05/28	[2]	399,000	399,999

				3,039,231

Industrials — 0.14%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.86%	07/01/26	[2]	909,899	906,032

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 88

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.33%	05/30/25	[2]	$292,770	$289,523

				1,195,555

Information Technology — 0.01%
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[2]	70,095	69,495
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[2]	53,079	52,624

				122,119

Services — 0.01%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25	[2]	74,130	74,350

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	01/29/27	[2]	52,250	50,245

Total Bank Loans
(Cost $8,667,723)				8,871,940

CORPORATES — 25.51%*

Automotive — 0.11%
General Motors Co.
4.88%	10/02/23		845,000	913,677

Banking — 5.78%
Bank of America Corp.
1.73%	07/22/27	[4]	605,000	608,317
Bank of America Corp.
(MTN)
2.09%	06/14/29	[4]	515,000	514,652
3.09%	10/01/25	[4]	152,000	161,628
3.56%	04/23/27	[4]	2,605,000	2,835,917
3.97%	03/05/29	[4]	1,540,000	1,711,354
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	1,435,000	1,444,654
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	1,520,000	1,488,007
2.19%	06/05/26	[1,3,4]	1,195,000	1,219,039
2.59%	09/11/25	[1,3,4]	160,000	165,780
3.09%	05/14/32	[1,3,4]	560,000	574,687
3.75%	03/26/25	[3]	210,000	226,568
4.28%	01/09/28	[1,3]	175,000	194,481
4.55%	04/17/26	[3]	190,000	213,541

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,4]	$2,485,000	$2,486,547
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25	[3,4]	715,000	713,817
1.59%	05/24/27	[3,4]	1,315,000	1,306,746
2.01%	09/22/28	[3,4]	1,990,000	1,991,112
2.21%	08/17/29	[3,4]	1,195,000	1,186,756
JPMorgan Chase & Co.
0.77%	08/09/25	[4]	850,000	846,783
0.97%	06/23/25	[4]	755,000	756,038
1.47%	09/22/27	[4]	1,235,000	1,226,840
2.01%	03/13/26	[4]	2,820,000	2,891,270
2.52%	04/22/31	[4]	80,000	81,663
2.58%	04/22/32	[4]	210,000	213,069
3.96%	01/29/27	[4]	50,000	55,200
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23	[3,4]	380,000	384,257
2.91%	11/07/23	[3,4]	875,000	897,122
3.87%	07/09/25	[3,4]	3,020,000	3,257,008
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[1,3,4]	1,160,000	1,150,382
NatWest Group PLC
(United Kingdom)
3.50%	05/15/23	[3,4]	1,200,000	1,221,972
4.27%	03/22/25	[3,4]	385,000	415,530
4.52%	06/25/24	[3,4]	1,165,000	1,240,344
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	1,575,000	1,578,408
1.53%	08/21/26	[3,4]	155,000	154,752
1.67%	06/14/27	[3,4]	205,000	204,295
4.80%	11/15/24	[3,4]	1,730,000	1,873,454
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	330,000	357,017
UBS Group AG
(Switzerland)
3.49%	05/23/23	[1,3]	1,000,000	1,019,462
Wells Fargo & Co.
2.19%	04/30/26	[4]	545,000	562,722
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	3,815,000	3,936,672
2.39%	06/02/28	[4]	4,585,000	4,732,867

				48,100,730

Communications — 2.94%
AT&T, Inc.
2.55%	12/01/33		3,777,000	3,719,329
Cox Communications, Inc.
2.60%	06/15/31	[1]	705,000	714,097

See accompanying Notes to Financial Statements.

89 / Semi-Annual Report September 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
CSC Holdings LLC
5.38%	02/01/28	[1]	$65,000	$68,006
6.50%	02/01/29	[1]	43,000	46,621
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	1,007,000	669,261
Fox Corp.
3.50%	04/08/30		1,500,000	1,637,946
Frontier Communications Holdings LLC
5.00%	05/01/28	[1]	400,000	420,312
Intelsat Jackson Holdings SA
(Luxembourg)
8.50%	10/15/24	[1,3,8,9]	1,003,000	581,740
9.75%	07/15/25	[1,3,8,9]	585,000	329,963
Level 3 Financing, Inc.
3.88%	11/15/29	[1]	645,000	690,505
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[1]	750,000	859,362
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	1,500,000	1,559,944
Sinclair Television Group, Inc.
4.13%	12/01/30	[1]	800,000	783,000
Sprint Corp.
7.88%	09/15/23		65,000	72,709
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	1,028,125	1,099,323
5.15%	03/20/28	[1]	1,785,000	2,042,129
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31	[1,3]	1,210,000	1,236,383
T-Mobile USA, Inc.
2.25%	02/15/26		700,000	708,768
2.55%	02/15/31		740,000	743,121
3.75%	04/15/27		1,510,000	1,664,326
3.88%	04/15/30		800,000	883,756
Verizon Communications, Inc.
2.36%	03/15/32	[1]	990,000	980,417
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[1,3]	1,600,000	1,626,759
5.50%	05/15/29	[1,3]	65,000	68,591
Vodafone Group PLC
(United Kingdom)
4.38%	05/30/28	[3]	780,000	896,393
Walt Disney Co. (The)
2.00%	09/01/29		335,000	338,233

				24,440,994

Consumer Discretionary — 1.27%
Anheuser-Busch InBev Worldwide, Inc.
4.38%	04/15/38		725,000	847,050
4.75%	01/23/29		730,000	860,158
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	1,045,000	1,152,216

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
BAT Capital Corp.
2.73%	03/25/31		$555,000	$547,374
3.46%	09/06/29		770,000	811,527
4.39%	08/15/37		830,000	892,591
Hyatt Hotels Corp.
1.30%	10/01/23		1,240,000	1,241,756
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	1,000,000	1,051,392
JDE Peet’s NV
(Netherlands)
0.80%	09/24/24	[1,3]	1,650,000	1,645,806
Reynolds American, Inc.
4.45%	06/12/25		365,000	402,553
5.70%	08/15/35		940,000	1,127,210

				10,579,633

Electric — 1.06%
Appalachian Power Co.,
Series H
5.95%	05/15/33		350,000	455,571
Appalachian Power Co.,
Series X
3.30%	06/01/27		410,000	443,556
Duke Energy Corp.
2.65%	09/01/26		30,000	31,665
Evergy Missouri West, Inc.
8.27%	11/15/21		1,995,000	2,012,125
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	853,000	891,103
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	995,000	1,073,275
Metropolitan Edison Co.
4.00%	04/15/25	[1]	770,000	811,682
Public Service Co. of New Mexico
3.85%	08/01/25		1,405,000	1,507,186
Southwestern Electric Power Co.
3.55%	02/15/22		955,000	958,472
Tucson Electric Power Co.
3.85%	03/15/23		595,000	618,128

				8,802,763

Energy — 1.10%
Energy Transfer LP
3.45%	01/15/23		105,000	107,954
3.75%	05/15/30		315,000	339,937
4.75%	01/15/26		130,000	145,295
4.95%	06/15/28		1,000,000	1,148,079
5.50%	06/01/27		531,000	623,349
Occidental Petroleum Corp.
0.00%	10/10/36	[10]	444,000	245,310
Petroleos Mexicanos
(Mexico)
2.00%	12/20/22	[3]	450,000	454,788
5.95%	01/28/31	[3]	300,000	291,217
6.63%	06/15/35	[3]	1,780,000	1,697,675

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 90

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30		$525,000	$560,893
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	400,000	414,000
4.95%	07/15/29	[1]	1,000,000	1,041,552
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6]	561,364	522,068
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26		60,000	62,550
6.88%	09/01/27		181,000	191,879
Venture Global Calcasieu Pass LLC
3.88%	08/15/29	[1]	825,000	850,940
Williams Cos., Inc. (The)
3.35%	08/15/22		480,000	488,776

				9,186,262

Finance — 3.93%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.50%	05/26/22	[3]	355,000	360,798
3.65%	07/21/27	[3]	355,000	377,344
3.95%	02/01/22	[3]	160,000	161,347
4.45%	12/16/21	[3]	750,000	753,562
Air Lease Corp.
2.25%	01/15/23		1,000,000	1,022,063
3.25%	03/01/25		820,000	867,313
3.25%	10/01/29		525,000	547,299
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	773,000	760,889
2.88%	02/15/25	[1,3]	1,160,000	1,193,515
Citigroup, Inc.
1.46%	06/09/27	[4]	1,215,000	1,208,964
4.41%	03/31/31	[4]	985,000	1,137,862
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
1.02%	02/15/22	[1,2]	1,900,000	1,906,089
Durrah MSN 35603
(Cayman Islands)
1.68%	01/22/25	[3]	1,993,068	2,034,033
Ford Motor Credit Co. LLC
3.22%	01/09/22		500,000	501,875
3.34%	03/28/22		40,000	40,353
3.81%	10/12/21		385,000	385,674
GE Capital Funding LLC
4.40%	05/15/30		902,000	1,045,682
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	1,405,000	1,687,716
General Motors Financial Co., Inc.
3.15%	06/30/22		495,000	503,607
3.45%	04/10/22		120,000	121,294
4.20%	11/06/21		265,000	265,901
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[4]	2,555,000	2,548,361

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
3.27%	09/29/25	[4]	$725,000	$775,460
3.75%	02/25/26		20,000	21,957
Intercontinental Exchange, Inc.
1.85%	09/15/32		870,000	822,810
Morgan Stanley
1.59%	05/04/27	[4]	1,210,000	1,213,836
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	2,445,000	2,434,603
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,3,4]	390,000	396,817
3.77%	03/08/24	[1,3,4]	1,265,000	1,319,144
4.36%	08/01/24	[1,3,4]	1,085,000	1,155,071
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	860,000	898,856
5.50%	02/15/24	[1,3]	40,000	43,661
Safina Ltd.
(Cayman Islands)
2.00%	12/30/23	[3]	2,829,278	2,884,097
Sandalwood 2013 LLC
2.90%	07/10/25		1,233,808	1,286,593

				32,684,446

Food — 0.34%
Kraft Heinz Foods Co.
5.00%	07/15/35		1,295,000	1,596,087
5.00%	06/04/42		245,000	300,976
Pilgrim’s Pride Corp.
5.88%	09/30/27	[1]	65,000	69,041
Post Holdings, Inc.
4.63%	04/15/30	[1]	826,000	833,418

				2,799,522

Health Care — 3.68%
AbbVie, Inc.
3.60%	05/14/25		1,152,000	1,246,737
3.85%	06/15/24		1,342,000	1,443,790
Aetna, Inc.
2.80%	06/15/23		50,000	51,787
3.50%	11/15/24		1,250,000	1,344,512
Alcon Finance Corp.
2.75%	09/23/26	[1]	2,300,000	2,429,749
Amgen, Inc.
3.63%	05/15/22		50,000	50,617
Bayer U.S. Finance II LLC
4.25%	12/15/25	[1]	25,000	27,648
4.38%	12/15/28	[1]	2,900,000	3,285,811
5.50%	08/15/25	[1]	1,100,000	1,241,174
Bayer U.S. Finance LLC
3.38%	10/08/24	[1]	1,020,000	1,087,237
Baylor Scott & White Holdings
2.65%	11/15/26		1,530,000	1,612,876
Becton Dickinson and Co.
3.36%	06/06/24		589,000	626,283

See accompanying Notes to Financial Statements.

91 / Semi-Annual Report September 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Catalent Pharma Solutions, Inc.
3.50%	04/01/30	[1]	$248,000	$247,690
Cigna Corp.
4.13%	11/15/25		1,280,000	1,422,908
CommonSpirit Health
2.78%	10/01/30		810,000	834,438
CVS Health Corp.
3.25%	08/15/29		2,890,000	3,108,170
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		1,000,000	1,066,246
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3]	389,000	281,052
HCA, Inc.
4.13%	06/15/29		1,145,000	1,279,787
5.00%	03/15/24		1,105,000	1,212,766
5.25%	04/15/25		206,000	233,617
5.25%	06/15/26		1,070,000	1,228,780
7.05%	12/01/27		80,000	99,824
Humana, Inc.
3.85%	10/01/24		860,000	931,011
3.95%	03/15/27		885,000	988,246
Mozart Debt Merger Sub, Inc.
3.88%	04/01/29	[1]	578,000	578,000
PerkinElmer, Inc.
0.85%	09/15/24		2,050,000	2,050,093
Royalty Pharma PLC
(United Kingdom)
2.20%	09/02/30	[3]	675,000	661,017

				30,671,866

Industrials — 1.08%
Amcor Finance USA, Inc.
3.63%	04/28/26		1,950,000	2,127,746
Artera Services LLC
9.03%	12/04/25	[1]	227,000	246,511
BAE Systems Holdings, Inc.
3.80%	10/07/24	[1]	630,000	680,593
Boeing Co. (The)
1.43%	02/04/24		1,300,000	1,301,939
Crane Co.
4.45%	12/15/23		1,130,000	1,213,062
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.50%	05/05/26	[2]	1,090,000	1,079,447
(LIBOR USD 3-Month plus 0.48%)
0.60%	08/15/36	[2]	1,115,000	973,367
General Electric Co.,
Series A (MTN)
6.75%	03/15/32		250,000	342,268
L3Harris Technologies, Inc.
3.85%	06/15/23		410,000	432,354
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	65,000	65,650

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Sealed Air Corp.
4.00%	12/01/27	[1]	$65,000	$69,469
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25	[1,3]	410,000	435,248

				8,967,654

Information Technology — 0.35%
Apple, Inc.
3.25%	02/23/26		20,000	21,767
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%	03/01/25	[1]	65,000	65,813
Oracle Corp.
2.88%	03/25/31		1,955,000	2,015,820
VMware, Inc.
1.00%	08/15/24		815,000	817,895

				2,921,295

Insurance — 0.54%
Athene Global Funding
1.99%	08/19/28	[1]	2,055,000	2,032,343
Equitable Financial Life Global Funding
1.80%	03/08/28	[1]	1,190,000	1,183,460
Nationwide Mutual Insurance Co.
2.41%	12/15/24	[1,4]	1,212,000	1,213,439
New York Life Global Funding
3.00%	01/10/28	[1]	50,000	53,937

				4,483,179

Materials — 0.19%
International Flavors & Fragrances, Inc.
1.23%	10/01/25	[1]	950,000	942,567
2.30%	11/01/30	[1]	635,000	630,005

				1,572,572

Real Estate Investment Trust (REIT) — 2.00%
American Campus Communities Operating Partnership LP
3.75%	04/15/23		50,000	52,075
4.13%	07/01/24		1,250,000	1,357,396
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		1,450,000	1,521,383
3.45%	11/15/29		1,000,000	1,042,582
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		1,140,000	1,209,296
5.25%	06/01/25		1,929,000	2,153,401
5.38%	11/01/23		30,000	32,399
5.38%	04/15/26		393,000	447,313
5.75%	06/01/28		325,000	381,712
Healthcare Realty Trust, Inc.
3.88%	05/01/25		1,400,000	1,509,681
Healthpeak Properties, Inc.
4.00%	06/01/25		750,000	819,523
Hudson Pacific Properties LP
4.65%	04/01/29		1,065,000	1,223,425
Life Storage LP
2.20%	10/15/30		1,000,000	991,426

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 92

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Piedmont Operating Partnership LP
3.40%	06/01/23		$1,210,000	$1,252,316
SL Green Operating Partnership LP
3.25%	10/15/22		1,350,000	1,383,892
Ventas Realty LP
3.25%	10/15/26		1,155,000	1,236,000

				16,613,820

Retail — 0.32%
7-Eleven, Inc.
0.80%	02/10/24	[1]	1,565,000	1,564,778
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27	[1,3]	640,000	705,339
Michaels Cos., Inc. (The)
5.25%	05/01/28	[1]	405,000	418,264

				2,688,381

Services — 0.54%
GFL Environmental, Inc.
(Canada)
4.75%	06/15/29	[1,3]	400,000	411,430
IHS Markit Ltd.
(Bermuda)
4.13%	08/01/23	[3]	1,245,000	1,321,505
4.75%	02/15/25	[1,3]	1,340,000	1,484,144
5.00%	11/01/22	[1,3]	1,235,000	1,282,140

				4,499,219

Transportation — 0.28%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		944,944	957,375
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		315,367	323,366
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		438,920	466,467
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		304,095	321,903
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		265,736	265,899

				2,335,010

Total Corporates
(Cost $206,752,089)				212,261,023

MORTGAGE-BACKED — 12.76%**

Non-Agency Commercial Mortgage-Backed — 2.32%
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.23%	08/10/38	[1,4]	1,095,000	1,243,671

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(LIBOR USD 1-Month plus 0.92%)
1.00%	10/15/36	[1,2]	$1,921,981	$1,925,817
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[1]	375,000	401,781
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39	[1]	805,000	910,966
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39	[1]	715,000	755,265
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.62%	02/10/49		3,250,000	3,543,351
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.31%	04/10/49		1,000,000	1,079,316
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.29%	03/10/47	[4]	20,524,084	452,825
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45	[1]	765,000	811,838
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	760,000	823,080
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,4]	765,000	814,693
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.78%	05/15/48	[4]	24,659,460	478,975
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39	[1]	740,000	812,643
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40	[1]	945,000	985,758
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.24%	03/15/45		678,182	683,104
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class A
2.97%	12/15/38	[1]	775,000	809,561
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	960,000	991,705
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.96%	01/15/32	[1,4]	560,000	590,195
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	45,000	49,852

See accompanying Notes to Financial Statements.

93 / Semi-Annual Report September 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class XA (IO)
1.35%	02/15/48	[4]	$33,228,250	$1,139,453

				19,303,849

Non-Agency Mortgage-Backed — 2.04%
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		3,830	3,935
Bear Stearns ALT-A Trust,
Series 2004-12, Class 1M1
(LIBOR USD 1-Month plus 0.93%)
1.02%	01/25/35	[2]	2,636,328	2,645,224
Chevy Chase Mortgage Funding LLC, Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.27%	05/25/36	[1,2]	49,127	47,236
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,4]	3,487,486	3,503,294
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.00%	02/25/34	[4]	3,183	3,194
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
2.44%	08/25/34	[4]	56,066	56,066
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.28%	09/25/34	[4]	59,658	59,597
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
2.20%	08/25/34	[4]	20,669	20,883
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.09%	10/25/37	[2]	1,939,967	1,964,733
HomeBanc Mortgage Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.54%)
0.63%	10/25/35	[2]	16,062	16,110
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
0.95%	09/25/34	[2]	8,430	8,134
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
0.89%	11/25/34	[2]	23,820	23,330
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.75%	06/25/37	[4]	583,066	567,234
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.13%	05/25/37	[4]	131,446	133,386

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.02%	01/25/34	[4]	$49,520	$53,019
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF2, Class A1
(LIBOR USD 1-Month plus 0.62%)
0.71%	09/25/37	[2]	1,383,203	1,379,419
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.47%	10/25/32	[4]	5,000	5,247
MASTR Seasoned Securitization Trust,
Series 2005-1, Class 4A1
2.38%	10/25/32	[4]	17,912	17,892
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.57%	02/25/36	[2]	577,679	582,866
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A2
2.10%	10/25/35	[1,4]	2,540,274	2,527,761
Residential Asset Mortgage Products Trust,
Series 2003-SL1, Class A41
8.00%	04/25/31		18,266	19,006
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A7
7.00%	11/25/31		7,639	7,747
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
2.85%	12/25/34	[4]	12,210	12,114
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
2.54%	10/25/34	[4]	658,064	632,506
Structured Asset Mortgage Investments II Trust,
Series 2005-AR1, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.57%	04/19/35	[2]	441,875	437,785
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
1.98%	02/25/36	[2]	418,697	416,571
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
2.56%	05/25/36	[4]	1,927,993	1,266,801
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month plus 1.56%)
1.65%	10/25/45	[2]	543,491	569,877

				16,980,967

U.S. Agency Commercial Mortgage-Backed — 0.01%
Fannie Mae-Aces,
Series 2015-M4, Class X2 (IO)
0.61%	07/25/22	[4]	52,183,199	9,203

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 94

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K021, Class A2
2.40%	06/25/22		$102,973	$104,068

				113,271

U.S. Agency Mortgage-Backed — 8.39%
Fannie Mae Pool 253974
7.00%	08/01/31		1,153	1,279
Fannie Mae Pool 254232
6.50%	03/01/22		103	103
Fannie Mae Pool 527247
7.00%	09/01/26		12	13
Fannie Mae Pool 545191
7.00%	09/01/31		557	631
Fannie Mae Pool 545646
7.00%	09/01/26		6	7
Fannie Mae Pool 549740
6.50%	10/01/27		2,897	3,256
Fannie Mae Pool 606108
7.00%	03/01/31		328	332
Fannie Mae Pool 630599
7.00%	05/01/32		3,018	3,457
Fannie Mae Pool 655928
7.00%	08/01/32		2,048	2,446
Fannie Mae Pool 735207
7.00%	04/01/34		830	964
Fannie Mae Pool 735686
6.50%	12/01/22		36	36
Fannie Mae Pool 735861
6.50%	09/01/33		50,823	56,613
Fannie Mae Pool 764388
(LIBOR USD 6-Month plus 1.38%)
1.51%	03/01/34	[2]	7,271	7,334
Fannie Mae Pool 776708
5.00%	05/01/34		80,915	92,312
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.53%)
1.99%	12/01/35	[2]	5,285	5,326
Fannie Mae Pool 889184
5.50%	09/01/36		63,849	73,791
Fannie Mae Pool 890221
5.50%	12/01/33		95,403	109,205
Fannie Mae Pool 939419
(LIBOR USD 12-Month plus 1.26%)
1.52%	05/01/37	[2]	21,232	21,337
Fannie Mae Pool AL0209
4.50%	05/01/41		260,881	293,849
Fannie Mae Pool AN2786
2.76%	09/01/36		48,356	52,208
Fannie Mae Pool BL6060
2.46%	04/01/40		1,160,000	1,194,716
Fannie Mae Pool CA1710
4.50%	05/01/48		13,522	14,663
Fannie Mae Pool CA1711
4.50%	05/01/48		903,899	980,626

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool CA2208
4.50%	08/01/48		$13,166	$14,284
Fannie Mae Pool FM2318
3.50%	09/01/49		1,324,433	1,431,481
Fannie Mae Pool FN0039
3.18%	09/01/27	[4]	35,299	38,692
Fannie Mae Pool MA1527
3.00%	08/01/33		17,580	18,674
Fannie Mae Pool MA1561
3.00%	09/01/33		985,336	1,046,635
Fannie Mae Pool MA1608
3.50%	10/01/33		879,765	947,562
Fannie Mae Pool MA3427
4.00%	07/01/33		10,614	11,260
Fannie Mae Pool MA3537
4.50%	12/01/48		914,228	987,726
Fannie Mae Pool MA3811
3.00%	10/01/49		670,061	686,059
Fannie Mae Pool MA4152
2.00%	10/01/40		2,952,456	3,015,628
Fannie Mae Pool MA4333
2.00%	05/01/41		779,024	796,130
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
10.77%	05/25/23	[2]	605	646
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31		104,551	118,613
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	2,985	3,492
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
0.56%	07/25/37	[2]	46,854	47,445
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.96%	11/25/36	[2]	737,511	134,332
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47		6,644	6,919
Fannie Mae REMICS,
Series 2018-43, Class CT
3.00%	06/25/48		301,647	315,277
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47		59,532	61,606
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47		361,735	373,465

See accompanying Notes to Financial Statements.

95 / Semi-Annual Report September 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Trust,
Series 2003-W6, Class 5T (IO)
(-1.00 X LIBOR USD 1-Month plus 8.15%, 0.55% Cap)
0.55%	09/25/42	[2]	$7,898,926	$122,237
Freddie Mac Gold Pool A25162
5.50%	05/01/34		70,466	80,666
Freddie Mac Gold Pool A33262
5.50%	02/01/35		28,134	32,829
Freddie Mac Gold Pool A68781
5.50%	10/01/37		4,965	5,748
Freddie Mac Gold Pool C03813
3.50%	04/01/42		580,274	630,759
Freddie Mac Gold Pool C90504
6.50%	12/01/21		8	8
Freddie Mac Gold Pool G01548
7.50%	07/01/32		207,835	251,122
Freddie Mac Gold Pool G01644
5.50%	02/01/34		49,623	57,284
Freddie Mac Gold Pool G02366
6.50%	10/01/36		41,252	49,622
Freddie Mac Gold Pool G08844
5.00%	10/01/48		270,468	296,748
Freddie Mac Gold Pool G12909
6.00%	11/01/22		9,396	9,593
Freddie Mac Gold Pool G13032
6.00%	09/01/22		209	212
Freddie Mac Gold Pool G15897
2.50%	09/01/31		26,004	27,258
Freddie Mac Gold Pool G16085
2.50%	02/01/32		1,558,184	1,639,966
Freddie Mac Gold Pool G16524
3.50%	05/01/33		58,870	63,194
Freddie Mac Gold Pool G16756
3.50%	01/01/34		1,005,563	1,079,825
Freddie Mac Gold Pool G18581
2.50%	01/01/31		25,375	26,634
Freddie Mac Pool SD7503
3.50%	08/01/49		3,724,545	4,023,254
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	3,705	3,869
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		18,516	20,696
Freddie Mac REMICS,
Series 3460, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
6.12%	06/15/38	[2]	746,804	136,595
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
6.53%	04/15/42	[2]	603,673	124,062
Ginnie Mae (TBA)
2.00%	11/20/51		1,800,000	1,822,102
2.50%	11/20/51		3,900,000	4,019,244

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae I Pool 782810
4.50%	11/15/39		$529,697	$593,916
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.25%	07/20/34	[2]	13,647	14,145
Ginnie Mae II Pool MA4454
5.00%	05/20/47		20,488	22,457
Ginnie Mae II Pool MA4511
4.00%	06/20/47		5,383	5,776
Ginnie Mae II Pool MA4588
4.50%	07/20/47		197,346	213,779
Ginnie Mae II Pool MA4589
5.00%	07/20/47		1,090,739	1,199,345
Ginnie Mae II Pool MA4838
4.00%	11/20/47		500,725	536,704
Ginnie Mae II Pool MA4901
4.00%	12/20/47		401,825	430,687
Ginnie Mae II Pool MA5399
4.50%	08/20/48		527,586	565,516
Ginnie Mae II Pool MA5530
5.00%	10/20/48		6,733	7,277
Ginnie Mae II Pool MA6030
3.50%	07/20/49		87,001	89,958
Ginnie Mae II Pool MA6080
3.00%	08/20/49		37,634	38,809
Ginnie Mae II Pool MA6209
3.00%	10/20/49		661,467	680,035
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
14.13%	11/26/23	[2]	6,454	7,196
UMBS (TBA)
1.50%	11/01/36		3,825,000	3,855,986
2.00%	11/01/36		3,750,000	3,857,227
2.00%	11/01/51		6,150,000	6,154,423
2.50%	11/01/51		23,350,000	24,027,665

				69,794,858

Total Mortgage-Backed
(Cost $106,470,793)				106,192,945

MUNICIPAL BONDS — 0.78%*

California — 0.24%
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series G
2.19%	11/01/32		795,000	809,240
Los Angeles Department of Water & Power Power System Revenue Bonds, Electric Light & Power Improvements,
Series C
5.52%	07/01/27		50,000	61,246
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series KR
5.75%	07/01/34		875,000	1,158,839

				2,029,325

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 96

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

Florida — 0.07%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series C
4.06%	10/01/31	$280,000	$314,553
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	245,000	262,993

			577,546

New York — 0.46%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements
6.55%	11/15/31	25,000	32,265
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	1,465,000	1,750,211
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	590,000	594,039
New York State Dormitory Authority Revenue Bonds, Transit Improvements, Series F
3.03%	02/15/33	1,245,000	1,343,573
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series D
5.50%	03/15/30	70,000	83,813

			3,803,901

Pennsylvania — 0.01%
Pennsylvania Economic Development Financing Authority Revenue Bonds, University of Pittsburgh Medical Center, Series B
3.20%	11/15/27	40,000	43,606

Total Municipal Bonds
(Cost $6,168,386)			6,454,378

U.S. TREASURY SECURITIES — 53.44%

U.S. Treasury Notes — 53.44%
U.S. Treasury Notes
0.13%	07/31/23	77,295,000	77,136,236
0.13%	08/31/23	77,985,000	77,783,945
0.25%	09/30/23	51,815,000	51,778,568
0.63%	07/31/26	47,450,000	46,694,855
0.75%	08/31/26	63,930,000	63,253,241
0.88%	09/30/26	98,858,000	98,337,606
1.25%	08/15/31	30,415,000	29,680,763

Total U.S. Treasury Securities
(Cost $445,925,111)			444,665,214

Total Bonds — 103.24%
(Cost $853,238,845)			858,991,094

Issues		Shares	Value

COMMON STOCK — 0.00%

Electric — 0.00%
Homer City Holdings LLC†,5,6,8		8,014	$—

Total Common Stock
(Cost $457,400)
Purchased Options - 0.03%
(Cost $130,246)			247,500

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 0.01%

Money Market Funds — 0.01%
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[11,12]		45,210	45,210

Total Short-Term Investments
(Cost $45,210)
Total Investments Before Written Options - 103.28%
(Cost $853,871,701)			859,283,804

Written Options - (0.02)%
(Cost $(78,509))			(127,875)

Net unrealized appreciation on unfunded commitments - 0.00%			2,323
Liabilities in Excess of Other Assets - (3.26)%			(27,137,372)

Net Assets - 100.00%			$832,020,880

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,755,154, which is 0.33% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $96,672, at an interest rate of 3.60% and a maturity of July 13, 2022. The investment is accruing an unused commitment fee of 1.58% per annum.

[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2021.
[11]	Represents the current yield as of September 30, 2021.
[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $34.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

97 / Semi-Annual Report September 2021

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	222	12/31/21	$48,852,141	$(28,187)	$(28,187)
U.S. Treasury Five-Year Note	82	12/31/21	10,064,859	(64,548)	(64,548)

			58,917,000	(92,735)	(92,735)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ultra Bond	40	12/21/21	(7,642,500)	201,758	201,758
U.S. Treasury Ten-Year Ultra Bond	6	12/21/21	(871,500)	16,080	16,080

			(8,514,000)	217,838	217,838

TOTAL FUTURES CONTRACTS			$50,403,000	$125,103	$125,103

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	Credit Suisse First Boston International	12/20/21	$1,155,000	$10,702	$7,587	$3,115
1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30	5.00%	3 Months	Citigroup Global Markets Inc.	06/20/23	2,070,000	120,951	117,465	3,486

TOTAL						$131,653	$125,052	$6,601

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	330	$99.13	12/10/21	$51,657,174	$247,500

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	660	$98.75	12/10/21	$(53,549,259)	$(127,875)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 98

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 102.07%

ASSET-BACKED SECURITIES — 5.29%**
AGL CLO 13 Ltd.,
Series 2021-13A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
0.00%	10/20/34	[1,2,3]	$70,000	$70,035
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
0.00%	10/17/34	[1,2,3]	70,000	70,035
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-R11, Class M3
(LIBOR USD 1-Month plus 0.75%)
0.84%	01/25/36	[2]	100,000	100,468
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A2
7.58%	06/15/30	[4]	19,426	4,191
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.92%)
1.00%	10/25/35	[2]	30,000	30,125
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
1.44%	10/25/37	[1,2]	6,687	6,750
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.72%	02/25/35	[2]	45,864	45,264
Conseco Finance Corp.,
Series 1998-4, Class A5
6.18%	04/01/30		3,727	3,728
Countrywide Asset-Backed Certificates Trust,
Series 2005-6, Class M4
(LIBOR USD 1-Month plus 0.99%)
1.08%	12/25/35	[2]	8,408	8,417
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
0.99%	10/25/47	[2]	23,958	24,026
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
1.25%	10/15/34	[1,2,3]	120,000	120,083
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.25%	05/25/37	[2]	19,889	19,756
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	34,413	38,632

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 1A
(LIBOR USD 1-Month plus 0.44%)
0.53%	02/25/36	[2]	$5,862	$5,838
Madison Park Funding XXXIX Ltd.,
Series 2021-39A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
0.00%	10/22/34	[1,2,3]	70,000	70,035
MASTR Asset-Backed Securities Trust,
Series 2005-WF1, Class M4
(LIBOR USD 1-Month plus 0.89%)
0.97%	06/25/35	[2]	102,028	102,134
Palmer Square CLO Ltd.,
Series 2021-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
1.31%	10/15/34	[1,2,3]	125,000	125,069
RAAC Trust,
Series 2007-SP3, Class A1
(LIBOR USD 1-Month plus 1.20%)
1.29%	09/25/47	[2]	10,498	10,510
Saxon Asset Securities Trust,
Series 2007-2, Class A2A
(LIBOR USD 1-Month plus 0.10%)
0.19%	05/25/47	[2]	73,727	63,740
Sixth Street CLO XVII Ltd.,
Series 2021-17A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.41%	01/20/34	[1,2,3]	120,000	120,339
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	12/30/99	[5,6]	38,726	38,836
SLC Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.16%)
0.28%	03/15/55	[2]	60,000	58,875
SLM Student Loan Trust,
Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
0.30%	07/25/25	[2]	70,000	63,470
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	01/25/83	[2]	20,000	19,211
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	04/26/83	[2]	20,000	18,893
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/25/73	[2]	35,000	34,666

See accompanying Notes to Financial Statements.

99 / Semi-Annual Report September 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.23%	07/25/23	[2]	$30,752	$30,925
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83	[2]	20,000	20,115
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83	[2]	20,000	20,083
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
1.63%	04/25/23	[2]	19,430	19,553
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.38%	10/25/75	[2]	30,000	30,221
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.63%	04/25/23	[2]	14,710	14,814
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.38%	10/25/83	[2]	15,000	15,158
Structured Receivables Finance LLC,
Series 2010-B, Class A
3.73%	08/15/36	[1]	48,803	50,782
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
0.30%	04/25/40	[1,2]	36,054	35,361
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
Series 2004-1, Class 2A1
(LIBOR USD 1-Month plus 0.60%)
0.69%	04/25/34	[2]	12,612	12,204

Total Asset-Backed Securities
(Cost $1,491,460)				1,522,342

CORPORATES — 57.55%*

Banking — 10.69%
Bank of America Corp.
1.73%	07/22/27	[4]	270,000	271,481
3.00%	12/20/23	[4]	15,000	15,462
Bank of America Corp.
(MTN)
2.09%	06/14/29	[4]	310,000	309,791
3.97%	03/05/29	[4]	60,000	66,676
3.97%	02/07/30	[4]	30,000	33,613
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	60,000	58,737
2.19%	06/05/26	[1,3,4]	25,000	25,503

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
3.09%	05/14/32	[1,3,4]	$50,000	$51,311
4.55%	04/17/26	[3]	5,000	5,620
Discover Bank
(BKNT)
3.45%	07/27/26		60,000	65,084
DNB Bank ASA
(Norway)
1.13%	09/16/26	[1,3,4]	100,000	98,979
Fifth Third Bancorp
2.55%	05/05/27		30,000	31,554
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	20,000	19,875
2.21%	08/17/29	[3,4]	230,000	228,413
JPMorgan Chase & Co.
0.97%	06/23/25	[4]	180,000	180,247
1.58%	04/22/27	[4]	250,000	250,566
2.01%	03/13/26	[4]	35,000	35,885
2.52%	04/22/31	[4]	10,000	10,208
2.58%	04/22/32	[4]	50,000	50,731
3.56%	04/23/24	[4]	70,000	73,302
4.01%	04/23/29	[4]	20,000	22,322
4.20%	07/23/29	[4]	125,000	142,278
Lloyds Banking Group PLC
(United Kingdom)
3.87%	07/09/25	[3,4]	150,000	161,772
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[1,3,4]	30,000	29,751
1.63%	09/23/27	[1,3,4]	85,000	84,652
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	95,000	102,533
Santander UK Group Holdings PLC
(United Kingdom)
3.57%	01/10/23	[3]	10,000	10,087
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	120,000	129,824
State Street Corp.
3.78%	12/03/24	[4]	15,000	16,092
Truist Financial Corp.
(MTN)
1.89%	06/07/29	[4]	35,000	35,030
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[4]	420,000	433,545
2.88%	10/30/30	[4]	5,000	5,232
3.58%	05/22/28	[4]	20,000	21,911

				3,078,067

Communications — 6.70%
AT&T, Inc.
2.25%	02/01/32		22,000	21,446
2.55%	12/01/33		214,000	210,733
2.75%	06/01/31		30,000	30,762

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 100

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
3.80%	12/01/57		$50,000	$51,256
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%	02/01/32		165,000	157,337
3.75%	02/15/28		82,000	89,867
Comcast Corp.
1.95%	01/15/31		135,000	132,816
Cox Communications, Inc.
3.35%	09/15/26	[1]	80,000	85,945
Discovery Communications LLC
3.63%	05/15/30		70,000	76,006
Fox Corp.
3.50%	04/08/30		30,000	32,759
Level 3 Financing, Inc.
3.88%	11/15/29	[1]	56,000	59,951
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	15,000	15,599
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	105,000	112,271
5.15%	03/20/28	[1]	75,000	85,804
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29	[1,3]	65,000	71,427
T-Mobile USA, Inc.
2.55%	02/15/31		179,000	179,755
4.38%	04/15/40		25,000	28,833
Verizon Communications, Inc.
2.36%	03/15/32	[1]	216,000	213,909
4.33%	09/21/28		40,000	45,980
ViacomCBS, Inc.
4.20%	05/19/32		65,000	74,385
Vodafone Group PLC
(United Kingdom)
4.38%	05/30/28	[3]	75,000	86,192
Walt Disney Co. (The)
2.65%	01/13/31		45,000	47,057
6.20%	12/15/34		4,000	5,665
7.75%	01/20/24		12,000	13,895

				1,929,650

Consumer Discretionary — 2.33%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30		110,000	120,555
4.00%	04/13/28		52,000	58,748
4.75%	01/23/29		15,000	17,674
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	5,000	5,513
4.70%	05/15/28	[1,3]	95,000	109,812
BAT Capital Corp.
2.73%	03/25/31		10,000	9,863
Constellation Brands, Inc.
2.88%	05/01/30		50,000	52,072
4.25%	05/01/23		15,000	15,870

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Hyatt Hotels Corp.
1.80%	10/01/24		$85,000	$85,205
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[1,3]	60,000	65,443
Reynolds American, Inc.
5.70%	08/15/35		110,000	131,908

				672,663

Electric — 2.25%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	65,000	64,175
Ameren Corp.
3.50%	01/15/31		95,000	103,377
Appalachian Power Co.
4.45%	06/01/45		5,000	5,974
Appalachian Power Co.,
Series X
3.30%	06/01/27		20,000	21,637
Berkshire Hathaway Energy Co.
3.70%	07/15/30		50,000	56,324
Black Hills Corp.
4.35%	05/01/33		36,000	41,700
Consolidated Edison Co. of New York, Inc.,
Series 20A
3.35%	04/01/30		45,000	49,293
Duke Energy Corp.
2.55%	06/15/31		65,000	66,031
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,501
Jersey Central Power & Light Co.
2.75%	03/01/32	[1]	70,000	71,780
4.70%	04/01/24	[1]	5,000	5,393
Metropolitan Edison Co.
4.00%	04/15/25	[1]	25,000	26,353
Narragansett Electric Co. (The)
3.40%	04/09/30	[1]	35,000	37,928
Public Service Co. of New Mexico
3.85%	08/01/25		40,000	42,909
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28		20,000	22,576
Xcel Energy, Inc.
3.40%	06/01/30		20,000	21,829

				647,780

Energy — 2.70%
ConocoPhillips
2.40%	02/15/31	[1]	65,000	66,106
Energy Transfer LP
4.00%	10/01/27		30,000	33,121
4.20%	04/15/27		10,000	11,070
4.95%	06/15/28		135,000	154,991
5.50%	06/01/27		10,000	11,739
Exxon Mobil Corp.
3.45%	04/15/51		20,000	21,302

See accompanying Notes to Financial Statements.

101 / Semi-Annual Report September 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Hess Corp.
4.30%	04/01/27		$32,000	$35,561
Kinder Morgan, Inc.
5.30%	12/01/34		40,000	49,413
5.63%	11/15/23	[1]	25,000	27,225
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31		10,000	14,287
Lundin Energy Finance BV
(Netherlands)
3.10%	07/15/31	[1,3]	55,000	55,807
Petroleos Mexicanos
(Mexico)
5.35%	02/12/28	[3]	15,000	14,808
5.95%	01/28/31	[3]	30,000	29,122
Phillips 66 Partners LP
3.15%	12/15/29		25,000	26,171
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31		20,000	20,157
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		60,000	66,586
Rockies Express Pipeline LLC
3.60%	05/15/25	[1]	20,000	20,660
4.95%	07/15/29	[1]	10,000	10,415
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6]	14,394	13,386
Southern Natural Gas Co. LLC
4.80%	03/15/47	[1]	30,000	36,788
TC PipeLines LP
3.90%	05/25/27		20,000	22,222
Texas Eastern Transmission LP
2.80%	10/15/22	[1]	10,000	10,166
Williams Cos., Inc. (The)
4.30%	03/04/24		25,000	26,863

				777,966

Finance — 9.16%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.88%	01/23/28	[3]	36,000	38,456
3.95%	02/01/22	[3]	35,000	35,295
Air Lease Corp.
3.00%	09/15/23		30,000	31,193
3.63%	12/01/27		41,000	43,933
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	11,000	10,828
2.88%	02/15/25	[1,3]	45,000	46,300
Citigroup, Inc.
0.98%	05/01/25	[4]	60,000	60,248
1.46%	06/09/27	[4]	255,000	253,733
2.57%	06/03/31	[4]	45,000	45,896
3.67%	07/24/28	[4]	145,000	159,261
Daimler Finance North America LLC
2.20%	10/30/21	[1]	20,000	20,029

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Ford Motor Credit Co. LLC
4.25%	09/20/22		$25,000	$25,600
(LIBOR USD 3-Month plus 1.08%)
1.20%	08/03/22	[2]	35,000	34,983
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	180,000	216,220
General Motors Financial Co., Inc.
3.15%	06/30/22		10,000	10,174
4.20%	11/06/21		15,000	15,051
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[4]	30,000	29,922
1.54%	09/10/27	[4]	380,000	378,999
2.60%	02/07/30		30,000	30,896
2.88%	10/31/22	[4]	75,000	75,154
Intercontinental Exchange, Inc.
1.85%	09/15/32		45,000	42,559
2.10%	06/15/30		35,000	34,658
LSEGA Financing PLC
(United Kingdom)
1.38%	04/06/26	[1,3]	90,000	89,718
Morgan Stanley
1.59%	05/04/27	[4]	325,000	326,030
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	95,000	94,596
3.70%	10/23/24		70,000	75,971
3.77%	01/24/29	[4]	130,000	143,945
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,3,4]	35,000	35,612
3.77%	03/08/24	[1,3,4]	90,000	93,852
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	10,000	10,452
5.50%	02/15/24	[1,3]	5,000	5,457
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	17,796	22,678
Raymond James Financial, Inc.
4.65%	04/01/30		85,000	100,922

				2,638,621

Food — 1.16%
Conagra Brands, Inc.
4.60%	11/01/25		16,000	17,989
General Mills, Inc.
3.70%	10/17/23		15,000	15,926
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.50%	01/15/30	[1,3]	50,000	55,674
Kraft Heinz Foods Co.
5.00%	07/15/35		48,000	59,160
Pilgrim’s Pride Corp.
3.50%	03/01/32	[1]	60,000	61,136

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 102

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food (continued)
Smithfield Foods, Inc.
2.63%	09/13/31	[1]	$65,000	$63,396
3.35%	02/01/22	[1]	50,000	50,482
5.20%	04/01/29	[1]	10,000	11,493

				335,256

Health Care — 7.83%
AbbVie, Inc.
3.60%	05/14/25		25,000	27,056
4.50%	05/14/35		65,000	77,782
Alcon Finance Corp.
2.75%	09/23/26	[1]	80,000	84,513
Anthem, Inc.
3.65%	12/01/27		65,000	72,255
Ascension Health,
Series B
2.53%	11/15/29		20,000	20,972
Banner Health
2.34%	01/01/30		10,000	10,260
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28		15,000	16,916
Baxalta, Inc.
3.60%	06/23/22		25,000	25,469
Baxter International, Inc.
3.95%	04/01/30		25,000	28,427
Bayer U.S. Finance II LLC
3.88%	12/15/23	[1]	10,000	10,643
4.38%	12/15/28	[1]	105,000	118,969
4.40%	07/15/44	[1]	5,000	5,629
Becton Dickinson and Co.
3.36%	06/06/24		7,000	7,443
3.70%	06/06/27		70,000	77,565
Bon Secours Mercy Health, Inc.,
Series 20-2
2.10%	06/01/31		30,000	29,772
Bristol-Myers Squibb Co.
3.90%	02/20/28		40,000	45,245
Centene Corp.
3.00%	10/15/30		60,000	61,575
Cigna Corp.
2.40%	03/15/30		135,000	137,331
4.38%	10/15/28		30,000	34,695
CommonSpirit Health
2.76%	10/01/24		25,000	26,308
2.78%	10/01/30		20,000	20,603
3.35%	10/01/29		50,000	53,771
CVS Health Corp.
3.25%	08/15/29		150,000	161,324
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		85,000	90,631
Elanco Animal Health, Inc.
5.90%	08/28/28		15,000	17,569
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[1]	30,000	30,524

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26	[1]	$30,000	$30,150
HCA, Inc.
4.13%	06/15/29		140,000	156,480
4.50%	02/15/27		5,000	5,632
5.00%	03/15/24		15,000	16,463
Humana, Inc.
2.15%	02/03/32		40,000	39,093
2.90%	12/15/22		15,000	15,428
3.13%	08/15/29		15,000	16,003
Illumina, Inc.
2.55%	03/23/31		60,000	60,641
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	30,000	31,675
PerkinElmer, Inc.
2.25%	09/15/31		45,000	44,462
2.55%	03/15/31		70,000	71,142
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26		20,000	21,205
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30		55,000	52,330
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[3]	50,000	49,665
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30	[3]	30,000	29,287
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31	[3]	65,000	66,405
Thermo Fisher Scientific, Inc.
2.00%	10/15/31		70,000	68,589
UnitedHealth Group, Inc.
3.70%	12/15/25		20,000	22,134
3.88%	12/15/28		65,000	74,189
Universal Health Services, Inc.
1.65%	09/01/26	[1]	55,000	54,696
Viatris, Inc.
1.13%	06/22/22	[1]	35,000	35,190

				2,254,106

Industrials — 1.74%
Amcor Finance USA, Inc.
3.63%	04/28/26		35,000	38,190
BAE Systems Holdings, Inc.
3.80%	10/07/24	[1]	25,000	27,008
3.85%	12/15/25	[1]	20,000	21,836
BAE Systems PLC
(United Kingdom)
3.40%	04/15/30	[1,3]	25,000	27,003
Berry Global, Inc.
1.57%	01/15/26	[1]	50,000	50,045
4.88%	07/15/26	[1]	15,000	15,769
Boeing Co. (The)
1.43%	02/04/24		30,000	30,045

See accompanying Notes to Financial Statements.

103 / Semi-Annual Report September 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
4.88%	05/01/25		$35,000	$38,982
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.50%	05/05/26	[2]	10,000	9,903
L3Harris Technologies, Inc.
3.85%	06/15/23		15,000	15,818
Sealed Air Corp.
1.57%	10/15/26	[1]	40,000	39,817
Sonoco Products Co.
3.13%	05/01/30		60,000	64,013
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26	[1,3]	15,000	16,129
3.90%	03/22/23	[1,3]	75,000	78,367
WRKCo, Inc.
3.00%	06/15/33		10,000	10,448
4.65%	03/15/26		15,000	17,050

				500,423

Information Technology — 2.60%
Amazon.com, Inc.
2.10%	05/12/31		105,000	106,430
Analog Devices, Inc.
(SOFR Rate plus 0.25%)
0.30%	10/01/24	[2]	75,000	75,115
Apple, Inc.
1.70%	08/05/31		140,000	136,327
Broadcom, Inc.
3.63%	10/15/24		35,000	37,795
Fiserv, Inc.
2.65%	06/01/30		25,000	25,599
Intel Corp.
2.00%	08/12/31		60,000	59,717
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23	[1,3]	65,000	69,200
Oracle Corp.
2.88%	03/25/31		150,000	154,667
Skyworks Solutions, Inc.
0.90%	06/01/23		25,000	25,051
VMware, Inc.
1.00%	08/15/24		60,000	60,213

				750,114

Insurance — 2.65%
Aon Corp.
2.80%	05/15/30		50,000	52,281
3.75%	05/02/29		10,000	11,139
Athene Global Funding
1.61%	06/29/26	[1]	45,000	44,986
(SOFR Rate plus 0.70%)
0.75%	05/24/24	[1,2]	65,000	65,322
Berkshire Hathaway Finance Corp.
1.85%	03/12/30		10,000	9,967

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Equitable Financial Life Global Funding
1.80%	03/08/28	[1]	$25,000	$24,863
Farmers Exchange Capital
7.05%	07/15/28	[1]	15,000	18,422
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	45,000	51,156
Marsh & McLennan Cos., Inc.
2.25%	11/15/30		70,000	70,557
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50	[1]	48,000	50,337
Metropolitan Life Global Funding I
2.95%	04/09/30	[1]	75,000	80,243
Nationwide Mutual Insurance Co.
2.41%	12/15/24	[1,4]	40,000	40,048
New York Life Insurance Co.
5.88%	05/15/33	[1]	50,000	66,047
Principal Life Global Funding II
0.75%	04/12/24	[1]	25,000	25,025
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,4]	80,000	83,919
Willis North America, Inc.
2.95%	09/15/29		65,000	68,013

				762,325

Materials — 0.84%
FMC Corp.
3.45%	10/01/29		20,000	21,607
Georgia-Pacific LLC
2.30%	04/30/30	[1]	35,000	35,705
International Flavors & Fragrances, Inc.
1.23%	10/01/25	[1]	50,000	49,609
2.30%	11/01/30	[1]	85,000	84,331
Sherwin-Williams Co. (The)
2.30%	05/15/30		50,000	50,434

				241,686

Real Estate Investment Trust (REIT) — 4.76%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		5,000	5,524
4.50%	07/30/29		18,000	20,930
American Assets Trust LP
3.38%	02/01/31		25,000	25,898
American Campus Communities Operating Partnership LP
3.30%	07/15/26		15,000	16,069
3.63%	11/15/27		5,000	5,475
3.75%	04/15/23		20,000	20,830
3.88%	01/30/31		110,000	122,965
American Homes 4 Rent LP
2.38%	07/15/31		30,000	29,751
American Tower Corp.
2.90%	01/15/30		50,000	52,087
3.55%	07/15/27		15,000	16,357
Boston Properties LP
2.75%	10/01/26		10,000	10,559
3.25%	01/30/31		15,000	15,908
3.40%	06/21/29		25,000	27,098

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 104

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		$15,000	$15,754
Crown Castle International Corp.
3.30%	07/01/30		70,000	74,653
CubeSmart LP
4.38%	02/15/29		15,000	17,105
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		40,000	41,969
3.45%	11/15/29		85,000	88,620
Essex Portfolio LP
2.65%	03/15/32		10,000	10,135
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		15,000	15,912
4.00%	01/15/30		30,000	32,460
5.30%	01/15/29		60,000	69,873
Healthcare Realty Trust, Inc.
3.88%	05/01/25		20,000	21,567
Healthcare Trust of America Holdings LP
2.00%	03/15/31		55,000	52,775
3.10%	02/15/30		15,000	15,796
Healthpeak Properties, Inc.
4.00%	06/01/25		65,000	71,025
Host Hotels & Resorts LP,
Series D
3.75%	10/15/23		55,000	57,660
Hudson Pacific Properties LP
3.95%	11/01/27		60,000	65,754
4.65%	04/01/29		15,000	17,231
Kilroy Realty LP
2.50%	11/15/32		25,000	24,619
3.05%	02/15/30		5,000	5,247
4.38%	10/01/25		15,000	16,718
Lexington Realty Trust
2.38%	10/01/31		25,000	24,307
2.70%	09/15/30		25,000	25,330
Life Storage LP
2.20%	10/15/30		40,000	39,657
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.63%	06/15/25	[1]	50,000	54,060
Mid-America Apartments LP
1.70%	02/15/31		20,000	19,008
Piedmont Operating Partnership LP
2.75%	04/01/32		25,000	24,648
SL Green Operating Partnership LP
3.25%	10/15/22		35,000	35,879
UDR, Inc.
(MTN)
4.40%	01/26/29		10,000	11,398
Ventas Realty LP
2.50%	09/01/31		25,000	24,731
3.00%	01/15/30		15,000	15,614
4.13%	01/15/26		10,000	11,054

				1,370,010

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Retail — 0.58%
7-Eleven, Inc.
(LIBOR USD 3-Month plus 0.45%)
0.58%	08/10/22	[1,2]	$16,000	$16,004
Alimentation Couche-Tard, Inc.
(Canada)
2.95%	01/25/30	[1,3]	60,000	62,443
3.80%	01/25/50	[1,3]	20,000	21,386
Home Depot, Inc. (The)
3.90%	12/06/28		10,000	11,454
Starbucks Corp.
2.00%	03/12/27		10,000	10,259
2.55%	11/15/30		45,000	46,310

				167,856

Services — 0.95%
IHS Markit Ltd.
(Bermuda)
4.75%	08/01/28	[3]	75,000	87,908
5.00%	11/01/22	[1,3]	25,000	25,954
Northwestern University
3.69%	12/01/38		20,000	23,838
RELX Capital, Inc.
3.00%	05/22/30		30,000	31,859
4.00%	03/18/29		20,000	22,523
Republic Services, Inc.
2.90%	07/01/26		15,000	15,976
Waste Connections, Inc.
(Canada)
2.60%	02/01/30	[3]	65,000	66,989

				275,047

Transportation — 0.61%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		4,000	4,885
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		14,355	14,544
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		23,505	23,504
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		30,988	31,122
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		3,544	3,653
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		18,121	19,258
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		43,790	46,354

See accompanying Notes to Financial Statements.

105 / Semi-Annual Report September 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
Union Pacific Corp.
2.89%	04/06/36	[1]	$30,000	$31,209

				174,529

Total Corporates
(Cost $16,361,791)				16,576,099

MORTGAGE-BACKED — 14.33%**

Non-Agency Commercial Mortgage-Backed — 5.03%
BANK,
Series 2018-BN10, Class XA (IO)
0.87%	02/15/61	[4]	266,022	10,415
BANK,
Series 2019-BN16, Class A4
4.01%	02/15/52		85,000	96,831
BANK,
Series 2019-BN17, Class A4
3.71%	04/15/52		55,000	61,503
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class XA (IO)
1.50%	04/10/46	[4]	3,447,162	56,234
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
1.00%	09/10/46	[4]	1,264,218	16,655
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.11%	10/10/47	[4]	603,098	14,803
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.32%	03/10/46	[4]	503,587	6,879
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.08%	07/10/45	[4]	15,267,493	10,932
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.43%	01/10/46	[4]	2,119,950	23,946
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
1.11%	08/10/47	[4]	618,257	13,944
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.29%	03/10/47	[4]	899,595	19,848
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.23%	06/10/47	[4]	1,806,193	43,047
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.01%	09/10/47	[4,5,6]	2,092,779	42,948
Commercial Mortgage Trust,
Series 2015-3BP, Class XA (IO)
0.17%	02/10/35	[1,4]	8,554,000	27,407
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.89%	12/15/49	[4]	396,668	10,154

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.63%	02/10/46	[4]	$3,133,941	$48,201
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.45%	02/10/37	[1,4]	375,000	4,264
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.89%	08/10/43	[1,4]	4,813,447	58,305
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.09%	08/10/44	[1,4]	293,901	3
GS Mortgage Securities Trust,
Series 2013-GC14, Class XA (IO)
0.71%	08/10/46	[4]	4,585,501	40,845
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.16%	04/10/47	[4]	1,361,130	27,787
GS Mortgage Securities Trust,
Series 2016-GS3, Class XA (IO)
1.34%	10/10/49	[4]	216,612	10,793
GS Mortgage Securities Trust,
Series 2017-GS7, Class XA (IO)
1.26%	08/10/50	[4]	98,282	4,870
GS Mortgage Securities Trust,
Series 2019-GC42, Class A4
3.00%	09/01/52		50,000	53,667
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class XA (IO)
0.98%	09/15/47	[4]	1,972,131	39,334
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.98%	11/15/47	[4]	1,539,709	34,438
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.78%	05/15/48	[4]	532,832	10,349
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C7, Class XA (IO)
0.99%	10/15/50	[4]	259,769	10,729
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class XB (IO)
0.83%	11/15/43	[1,4]	991,779	1,522
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.54%	12/15/47	[4]	1,202,368	14,335
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-LAQ, Class A
(LIBOR USD 1-Month plus 1.00%)
1.08%	06/15/32	[1,2]	5,564	5,570
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39	[1]	5,000	5,491
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class XA (IO)
1.04%	12/15/48	[4]	2,951,238	27,161

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 106

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
1.12%	12/15/47	[4]	$1,882,733	$47,237
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.16%	04/15/48	[4]	694,668	18,898
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.24%	03/15/45		10,381	10,457
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class XB (IO)
0.95%	12/15/38	[1,4]	570,000	15,359
SG Commercial Mortgage Securities Trust,
Series 2019-787E, Class E
4.66%	02/15/41	[1,4]	50,000	51,849
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.32%	08/10/49	[1,4,5,6]	3,700,000	7,652
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.24%	08/15/50	[4]	351,554	8,199
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.18%	12/15/47	[4]	5,029,801	132,562
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.80%	07/15/58	[4]	2,255,578	45,872
Wells Fargo Commercial Mortgage Trust,
Series 2015-SG1, Class A4
3.79%	09/15/48		39,470	42,358
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.45%	06/15/45	[1,4]	5,563,011	37,315
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class XA (IO)
1.17%	03/15/47	[4]	7,940,933	142,957
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.43%	03/15/47	[4]	1,387,911	33,259

				1,447,184

Non-Agency Mortgage-Backed — 2.69%
American Home Mortgage Investment Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.68%)
0.77%	02/25/45	[2]	92,744	93,029
Banc of America Funding Trust,
Series 2014-R7, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
0.23%	09/26/36	[1,2]	22,558	22,335
Bear Stearns ARM Trust,
Series 2004-1, Class 12A5
2.80%	04/25/34	[4]	8,354	8,477
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61	[1,4]	92,073	92,407

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Galton Funding Mortgage Trust,
Series 2018-2, Class A22
4.00%	10/25/58	[1,4]	$32,488	$33,020
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
2.86%	09/25/35	[4]	13,849	14,277
Impac CMB Trust,
Series 2004-6, Class 1A2
(LIBOR USD 1-Month plus 0.78%)
0.87%	10/25/34	[2]	115,302	115,761
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX3, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.33%	06/25/37	[2]	91,316	91,977
JPMorgan Mortgage Trust,
Series 2005-A3, Class 2A1
2.67%	06/25/35	[4]	5,258	5,469
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A1
2.30%	07/25/34	[4]	14,793	15,452
Morgan Stanley Mortgage Loan Trust,
Series 2005-5AR, Class 1M3
(LIBOR USD 1-Month plus 0.83%)
0.91%	09/25/35	[2]	100,000	100,276
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A2
(LIBOR USD 1-Month plus 0.70%)
0.79%	03/19/34	[2]	1,847	1,777
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A2A1
(LIBOR USD 1-Month plus 0.68%)
0.77%	01/25/45	[2]	109,649	109,848
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A2
(Federal Reserve US 12-Month Cumulative Average plus 1.45%)
1.54%	10/25/45	[2]	71,556	71,787

				775,892

U.S. Agency Commercial Mortgage-Backed — 1.08%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.97%	07/25/39	[4]	533,117	18,663
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.10%	04/25/36	[4]	107,833	1,095
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.70%	01/25/39	[4]	592,278	25,442
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K020, Class X1 (IO)
1.47%	05/25/22	[4]	1,713,928	8,111

See accompanying Notes to Financial Statements.

107 / Semi-Annual Report September 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K025, Class X1 (IO)
0.91%	10/25/22	[4]	$728,958	$4,833
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K049, Class X3 (IO)
1.60%	10/25/43	[4]	250,000	13,367
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K717, Class X3 (IO)
1.65%	11/25/42	[4]	409,318	388
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K721, Class X1 (IO)
0.42%	08/25/22	[4]	33,013,810	72,653
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K722, Class X1 (IO)
1.44%	03/25/23	[4]	2,147,395	27,603
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC01, Class X1 (IO)
0.55%	12/25/22	[4]	2,510,717	10,927
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.34%	06/25/27	[4]	1,755,614	82,910
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.15%	02/16/53	[4]	3,262,808	18,228
Ginnie Mae,
Series 2013-1, Class IO (IO)
0.58%	02/16/54	[4]	534,349	9,116
Ginnie Mae,
Series 2013-125, Class IO (IO)
0.22%	10/16/54	[4]	1,156,967	18,639

				311,975

U.S. Agency Mortgage-Backed — 5.53%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
5.91%	11/25/41	[2]	118,554	16,113
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42		40,186	40,883
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
1.19%	10/25/42	[2]	42,630	43,018
Freddie Mac REMICS,
Series 4064, Class TB
3.50%	06/15/42		103,000	108,337

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36		$203,491	$43,886
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.51%	10/20/33	[2]	243,552	46,176
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		35,082	37,666
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48		5,169	5,396
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49		33,580	35,901
UMBS (TBA)
2.00%	11/01/51		725,000	725,521
2.50%	11/01/51		475,000	488,786

				1,591,683

Total Mortgage-Backed
(Cost $4,796,807)				4,126,734

MUNICIPAL BONDS — 2.17%*

California — 0.70%
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34		25,000	33,110
5.76%	07/01/29		80,000	98,651
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34		10,000	14,144
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.01%	05/15/50		10,000	10,099
Santa Clara Valley Transportation Authority Revenue Bonds, Transit Improvements
5.88%	04/01/32		20,000	24,734
Santa Monica Community College District General Obligation Bonds
2.05%	08/01/33		20,000	19,972

				200,710

Florida — 0.06%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31		15,000	16,102

Maryland — 0.05%
City of Baltimore Revenue Bonds, Series B
2.13%	07/01/33		15,000	14,846

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 108

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

Massachusetts — 0.05%
Massachusetts School Building Authority Revenue Bonds, Series B
2.97%	10/15/32	$15,000	$15,858

New York — 1.31%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31	30,000	29,496
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	5,605
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series D
2.50%	11/01/33	50,000	51,252
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	100,000	98,081
New York State Dormitory Authority Revenue Bonds, School Improvements, Series F
2.96%	02/15/32	25,000	26,888
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	75,000	75,513
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	50,000	61,568
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series B
2.97%	03/15/34	15,000	15,766
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series F
2.00%	03/15/33	15,000	14,537

			378,706

Total Municipal Bonds
(Cost $628,027)			626,222

U.S. TREASURY SECURITIES — 22.73%

U.S. Treasury Notes — 22.73%
U.S. Treasury Notes
0.13%	07/31/23	1,785,000	1,781,334
0.13%	08/31/23	2,550,000	2,543,426
0.25%	09/30/23	1,155,000	1,154,188
0.75%	08/31/26	590,000	583,754
0.88%	09/30/26	405,000	402,868
1.25%	08/15/31	85,000	82,948

Total U.S. Treasury Securities
(Cost $6,638,772)			6,548,518

Total Bonds — 102.07%
(Cost $29,916,857)			29,399,915

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 0.10%

Money Market Funds — 0.10%
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[7]		27,530	$27,530

Total Short-Term Investments
(Cost $27,530)

Total Investments - 102.17%
(Cost $29,944,387)			29,427,445

Liabilities in Excess of Other Assets - (2.17)%			(624,136)

Net Assets - 100.00%			$28,803,309

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

5	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $102,822, which is 0.36% of total net assets.
[7]	Represents the current yield as of September 30, 2021.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

109 / Semi-Annual Report September 2021

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	24	12/31/21	$2,945,813	$(14,439)	$(14,439)
U.S. Treasury Two-Year Note	12	12/31/21	2,640,656	(1,524)	(1,524)

			5,586,469	(15,963)	(15,963)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	19	12/21/21	(2,759,750)	44,649	44,649
U.S. Treasury Ultra Bond	3	12/21/21	(573,188)	18,079	18,079

			(3,332,938)	62,728	62,728

TOTAL FUTURES CONTRACTS			$2,253,531	$46,765	$46,765

			Received by the Fund		Paid by the Fund

Description	Put/ Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	Call	07/24/53	3-month USD LIBOR	Quarterly	1.77%	Semi-annually	$40	$1,793	$—	$1,793
Interest Rate Swap[1]	Call	07/24/53	3-month USD LIBOR	Quarterly	1.79%	Semi-annually	25	1,050	—	1,050
Interest Rate Swap[1]	Call	07/24/53	3-month USD LIBOR	Quarterly	1.81%	Semi-annually	20	739	—	739
Interest Rate Swap[1]	Call	09/28/53	3-month USD LIBOR	Quarterly	1.87%	Semi-annually	85	2,077	—	2,077
Interest Rate Swap[1]	Call	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	470	(2,781)	—	(2,781)
Interest Rate Swap[1]	Call	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	340	(1,959)	—	(1,959)
Interest Rate Swap[1]	Call	07/24/25	1.07%	Semi-annually	3-month USD LIBOR	Quarterly	235	(1,174)	—	(1,174)
Interest Rate Swap[1]	Call	09/28/25	1.39%	Semi-annually	3-month USD LIBOR	Quarterly	1,010	(323)	—	(323)

TOTAL SWAPS CONTRACTS							$2,225	$(578)	$—	$(578)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 110

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 111.49%

ASSET-BACKED SECURITIES — 16.93%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
0.79%	07/25/56	[1,2]	$1,328,067	$1,325,769
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.31%	02/25/37	[2]	5,016,442	4,984,596
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2D
(LIBOR USD 1-Month plus 0.48%)
0.57%	04/25/36	[2]	8,982,033	8,785,149
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R1, Class M3
(LIBOR USD 1-Month plus 0.80%)
0.88%	03/25/35	[2]	4,205,135	4,204,746
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R9, Class M1
(LIBOR USD 1-Month plus 0.71%)
0.79%	11/25/35	[2]	15,068,765	15,083,834
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.27%	10/16/28	[1,2,3]	1,494,607	1,494,771
AMMC CLO XIII Ltd.,
Series 2013-13A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
1.18%	07/24/29	[1,2,3]	6,050,000	6,050,787
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 11/25/21)
7.37%	10/25/27		4,274	4,338
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
1.23%	05/15/37	[1,2,3]	14,230,000	14,244,862
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
0.82%	10/25/35	[2]	7,567,157	7,577,476
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A5
(LIBOR USD 1-Month plus 0.54%)
0.63%	03/25/36	[2]	3,450,121	3,463,358
Barings CLO Ltd.,
Series 2016-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.21%	07/20/28	[1,2,3]	4,232,964	4,237,392

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.08%	07/20/29	[1,2,3]	$3,877,000	$3,878,353
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.54%	04/25/35	[1,2]	142,122	139,594
BlueMountain CLO Ltd.,
Series 2012-2A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
1.18%	11/20/28	[1,2,3]	3,710,553	3,711,406
BNC Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.16%)
0.25%	03/25/37	[2]	7,050,743	6,773,829
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
0.93%	02/25/30	[2]	60,034	60,286
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.13%	10/27/36	[2]	5,075,000	5,137,658
BSPRT Issuer Ltd.,
Series 2018-FL4, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.05%)
1.13%	09/15/35	[1,2,3]	3,312,727	3,313,591
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	04/15/34	[1,2,3]	1,800,000	1,800,898
Chase Funding Trust,
Series 2002-2, Class 2A1
(LIBOR USD 1-Month plus 0.50%)
0.59%	05/25/32	[2]	2,087,067	2,074,636
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M2
(LIBOR USD 1-Month plus 0.42%)
0.51%	08/25/36	[2]	10,113,000	10,039,853
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH4, Class A2C
(LIBOR USD 1-Month plus 1.30%)
1.39%	07/25/37	[2]	26,733	26,721
Countrywide Asset-Backed Certificates Trust,
Series 2006-14, Class 2A3
(LIBOR USD 1-Month plus 0.24%)
0.33%	02/25/37	[2]	3,473,258	3,382,049
Countrywide Asset-Backed Certificates Trust,
Series 2007-8, Class 1A1
(LIBOR USD 1-Month plus 0.19%)
0.28%	11/25/37	[2]	9,950,103	9,679,044

See accompanying Notes to Financial Statements.

111 / Semi-Annual Report September 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
0.18%	04/25/37	[2]	$2,395,087	$2,330,786
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
0.15%	04/25/37	[2]	2,254,928	1,685,906
Dryden 33 Senior Loan Fund,
Series 2014-33A, Class AR3
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.13%	04/15/29	[1,2,3]	6,368,859	6,369,241
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.89%	04/26/32	[1,2]	7,129,863	7,133,232
Encore Credit Receivables Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.90%)
0.99%	10/25/35	[2]	7,017,000	7,033,876
FFMLT Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
0.87%	09/25/35	[2]	3,758,016	3,771,699
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
1.09%	08/25/34	[2]	522,264	529,228
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 2A5 (PO)
0.00%	04/25/36	[4]	4,875,761	4,839,961
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.61%	06/25/30	[2]	75,903	74,372
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.58%	08/25/42	[2]	1,891,273	1,769,753
Grand Avenue CRE Ltd.,
Series 2020-FL2, Class C
(Cayman Islands)
(SOFR30A plus 3.73%)
3.78%	03/15/35	[1,2,3]	2,710,000	2,731,715
Grand Avenue CRE,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.12%)
1.20%	06/15/37	[1,2,3]	3,431,896	3,430,869
GSAMP Trust,
Series 2005-HE4, Class M3
(LIBOR USD 1-Month plus 0.78%)
0.87%	07/25/45	[2]	2,442,035	2,447,716

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
GSAMP Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.58%)
0.67%	02/25/36	[2]	$2,602,267	$2,601,006
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.18%	05/25/34	[1,2]	610,744	613,277
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		294,400	304,508
Invitation Homes Trust,
Series 2018-SFR2, Class B
(LIBOR USD 1-Month plus 1.08%)
1.16%	06/17/37	[1,2]	5,844,082	5,844,853
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	3,254,895	3,653,971
JPMorgan Mortgage Acquisition Trust,
Series 2005-FRE1, Class M1
(LIBOR USD 1-Month plus 0.62%)
0.70%	10/25/35	[2]	7,615,305	7,608,237
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC1, Class M1
(LIBOR USD 1-Month plus 0.48%)
0.57%	04/25/36	[2]	6,000,000	5,924,574
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AV5
(LIBOR USD 1-Month plus 0.26%)
0.35%	01/25/37	[2]	598,798	599,326
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.37%	03/25/47	[2]	50,000	48,653
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.11%	03/20/30	[1,2,3]	4,500,000	4,504,410
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[5,6,7]	71,482,571	1,147,703
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.21%	05/15/28	[1,2,3]	2,958,689	2,959,428
Long Beach Mortgage Loan Trust,
Series 2005-WL3, Class M1
(LIBOR USD 1-Month plus 0.65%)
0.73%	11/25/35	[2]	3,272,341	3,261,344
Madison Park Funding XIX Ltd.,
Series 2015-19A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
1.06%	01/22/28	[1,2,3]	6,166,189	6,168,428

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 112

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.13%	07/21/30	[1,2,3]	$9,550,000	$9,554,756
Magnetite VII Ltd.,
Series 2012-7A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	01/15/28	[1,2,3]	5,522,296	5,513,239
Marathon CRE Ltd.,
Series 2018-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
1.23%	06/15/28	[1,2,3]	2,963,622	2,964,429
MASTR Asset-Backed Securities Trust,
Series 2006-HE1, Class M1
(LIBOR USD 1-Month plus 0.56%)
0.64%	01/25/36	[2]	7,933,369	7,901,715
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.27%	06/25/37	[2]	8,856,099	8,410,769
Mid-State Capital Corp. Trust,
Series 2004-1, Class B
8.90%	08/15/37		499,265	557,417
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	3,526,912	3,739,038
Mid-State Trust,
Series 10W, Class A2
5.82%	02/15/36		407,856	434,226
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.02%	07/25/34	[2]	874,718	873,487
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE2, Class M1
(LIBOR USD 1-Month plus 0.60%)
0.69%	01/25/35	[2]	1,339,315	1,340,305
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
0.31%	04/25/37	[2]	8,138,383	8,122,074
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
0.66%	11/26/40	[2]	4,352,535	4,347,282
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.14%	12/27/66	[1,2]	2,546,556	2,585,985
Nelnet Student Loan Trust,
Series 2013-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.69%	06/25/41	[1,2]	2,032,108	2,027,089

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
0.64%	07/25/46	[1,2]	$6,539,344	$6,522,566
New Century Home Equity Loan Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.64%)
1.05%	07/25/35	[2]	3,928,361	3,939,274
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.53%	02/25/36	[2]	4,198,347	4,179,573
New Century Home Equity Loan Trust,
Series 2005-D, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.76%	02/25/36	[2]	5,000,000	4,994,170
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.65%)
0.00%	10/20/34	[1,2,3]	3,125,000	3,126,563
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class AARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.08%	07/15/29	[1,2,3]	6,000,000	6,000,180
OHA Credit Funding 2 Ltd.,
Series 2019-2A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	04/21/34	[1,2,3]	2,296,875	2,298,021
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.44%)
0.53%	01/25/36	[2]	1,271,601	1,271,246
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.03%)
1.16%	04/18/31	[1,2,3]	2,250,000	2,250,225
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.13%	04/20/28	[1,2,3]	3,088,620	3,089,111
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	05/20/29	[1,2,3]	1,619,242	1,620,619
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2004-WCW2, Class M2
(LIBOR USD 1-Month plus 0.98%)
1.06%	10/25/34	[2]	208,146	228,787

See accompanying Notes to Financial Statements.

113 / Semi-Annual Report September 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-WCW3, Class M2
(LIBOR USD 1-Month plus 0.74%)
0.82%	08/25/35	[2]	$2,500,000	$2,478,141
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
1.24%	09/25/65	[1,2]	6,455,395	6,564,581
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.21%	04/20/34	[1,2,3]	5,100,000	5,098,266
Residential Asset Mortgage Products Trust,
Series 2005-EFC1, Class M5
(LIBOR USD 1-Month plus 0.65%)
1.06%	05/25/35	[2]	5,621,729	5,649,161
Residential Asset Mortgage Products Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.58%)
0.67%	02/25/36	[2]	1,715,967	1,713,787
Residential Asset Securities Corp.,
Series 2005-KS11, Class M2
(LIBOR USD 1-Month plus 0.63%)
0.72%	12/25/35	[2]	6,376,749	6,389,404
Saxon Asset Securities Trust,
Series 2006-2, Class M1
(LIBOR USD 1-Month plus 0.29%)
0.38%	09/25/36	[2]	11,000,000	10,711,994
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 11/25/21)
2.92%	01/25/36		1,576,514	1,285,431
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	12/30/99	[5,6]	6,583,396	6,602,168
SLC Student Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 3-Month plus 0.06%)
0.18%	05/15/29	[2]	2,915,913	2,900,679
SLM Student Loan Trust,
Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
0.59%	12/15/27	[1,2]	1,776,029	1,776,504
SLM Student Loan Trust,
Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
0.67%	12/15/25	[1,2]	1,558,381	1,558,622
SLM Student Loan Trust,
Series 2008-1, Class A4
(LIBOR USD 3-Month plus 0.65%)
0.78%	01/25/22	[2]	4,559,931	4,500,740
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
1.78%	07/25/22	[2]	3,733,281	3,809,706

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.23%	07/25/23	[2]	$2,564,737	$2,579,122
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
0.79%	01/25/29	[2]	2,204,026	2,170,248
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
0.74%	05/26/26	[2]	8,641,821	8,480,415
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
0.64%	06/25/43	[2]	2,554,279	2,541,630
SLM Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
0.69%	02/26/29	[2]	4,138,741	4,048,462
Specialty Underwriting & Residential Finance Trust,
Series 2005-BC2, Class M3
(LIBOR USD 1-Month plus 0.98%)
1.06%	12/25/35	[2]	2,546,468	2,539,120
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4
(LIBOR USD 1-Month plus 0.17%)
0.26%	01/25/37	[2]	2,708,265	2,695,666
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	1.61	[1,2]	2,900,000	2,675,604
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
1.19%	07/25/34	[1,2]	74,910	74,674
TPG Real Estate Finance Issuer Ltd.,
Series 2018-FL2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.21%	11/15/37	[1,2,3]	13,521,287	13,524,969
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36	[1]	11,193,121	11,371,221
Tricon American Homes Trust,
Series 2017-SFR2, Class B
3.28%	01/17/36	[1]	9,017,000	9,157,684
TRTX Issuer Ltd.,
Series 2019-FL3, Class A
(Cayman Islands)
(SOFR30A plus 1.26%)
1.31%	10/15/34	[1,2,3]	11,495,000	11,503,143

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 114

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Voya CLO,
Series 2017-2A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.11%	06/07/30	[1,2,3]	$5,850,000	$5,851,755

Total Asset-Backed Securities
(Cost $445,233,000)				449,008,111

BANK LOANS — 1.11%*

Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/30/26	[2]	507,125	505,540

Communications — 0.55%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.08%	01/31/25	[2]	547,500	544,960
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	03/15/27	[2]	884,250	875,836
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.84%	02/01/27	[2]	245,614	244,317
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	07/17/25	[2]	446,503	441,164
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.58%	04/15/27	[2]	248,111	245,656
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27	[2]	1,250,000	1,252,213
Intelsat Jackson Holdings SA,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 4.75%)
5.75%	07/13/22	[2,3,8]	1,537,863	1,551,319
Term Loan B4, 1st Lien (Luxembourg)
(PRIME plus 5.50%)
8.75%	01/02/24	[2,3]	488,919	498,240
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[2,3]	4,252,054	4,331,780
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.83%	03/01/27	[2]	3,950,000	3,906,609
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.08%	03/09/27	[2]	712,632	707,169

				14,599,263

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Electric — 0.01%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	12/31/25	[2]	$245,207	$243,624

Food — 0.02%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[2]	638,597	637,521

Gaming — 0.00%
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.83%	12/23/24	[2]	3,247	3,232

Health Care — 0.30%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27	[2]	1,592,000	1,596,481
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[2]	891,026	891,071
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	08/01/27	[2]	2,414,748	2,388,222
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[2]	586,136	586,622
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.07%	11/15/27	[2]	245,625	241,941
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	03/15/28	[2]	1,133,031	1,132,323
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 0.00%)
0.50%	05/05/28	[2]	1,097,250	1,099,999

				7,936,659

Industrials — 0.12%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.86%	07/01/26	[2]	2,911,775	2,899,399

See accompanying Notes to Financial Statements.

115 / Semi-Annual Report September 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.33%	05/30/25	[2]	$393,000	$388,642

				3,288,041

Information Technology — 0.06%
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.83%	03/07/24	[2]	428,968	428,808
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.88%	06/11/25	[2]	682,782	682,270
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[2]	198,541	196,842
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[2]	150,344	149,057

				1,456,977

Services — 0.02%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25	[2]	655,146	657,091

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	01/29/27	[2]	175,500	168,765

Total Bank Loans
(Cost $28,770,968)				29,496,713

CORPORATES — 28.94%*

Banking — 7.42%
Bank of America Corp.
2.88%	04/24/23	[7]	3,000,000	3,041,391
3.00%	12/20/23	[7]	2,801,000	2,887,273
Bank of America Corp.
(MTN)
1.49%	05/19/24	[7]	17,920,000	18,196,195
3.46%	03/15/25	[7]	6,773,000	7,208,952
Bank of America N.A.
3.34%	01/25/23	[7]	1,015,000	1,025,099
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,7]	2,000,000	1,957,904
2.59%	09/11/25	[1,3,7]	7,150,000	7,408,311
3.80%	06/09/23	[3]	1,170,000	1,232,299
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,7]	8,340,000	8,345,191

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
HSBC Holdings PLC
(United Kingdom)
0.73%	08/17/24	[3,7]	$8,605,000	$8,612,368
0.98%	05/24/25	[3,7]	10,065,000	10,048,343
3.80%	03/11/25	[3,7]	330,000	352,097
4.29%	09/12/26	[3,7]	2,880,000	3,175,252
JPMorgan Chase & Co.
0.70%	03/16/24	[7]	6,581,000	6,601,158
0.77%	08/09/25	[7]	2,535,000	2,525,406
0.97%	06/23/25	[7]	9,244,000	9,256,713
4.02%	12/05/24	[7]	20,520,000	21,982,486
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23	[3,7]	7,750,000	7,836,834
3.87%	07/09/25	[3,7]	5,501,000	5,932,715
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[1,3,7]	3,425,000	3,396,603
NatWest Group PLC
(United Kingdom)
3.50%	05/15/23	[3,7]	11,639,000	11,852,116
Santander UK Group Holdings PLC
(United Kingdom)
4.80%	11/15/24	[3,7]	13,000,000	14,077,978
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	1,000,000	1,081,870
UBS AG
(Switzerland)
0.70%	08/09/24	[1,3]	1,820,000	1,816,082
(SOFR Rate plus 0.45%)
0.50%	08/09/24	[1,2,3]	4,000,000	4,024,909
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[7]	21,765,000	22,459,149
2.39%	06/02/28	[7]	2,000,000	2,064,500
3.75%	01/24/24		7,935,000	8,484,102

				196,883,296

Communications — 2.07%
AT&T, Inc.
2.30%	06/01/27		1,600,000	1,658,214
2.55%	12/01/33		1,599,000	1,574,585
(LIBOR USD 3-Month plus 1.18%)
1.29%	06/12/24	[2]	475,000	487,122
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.50%	02/01/24		1,720,000	1,861,296
Cox Communications, Inc.
3.15%	08/15/24	[1]	1,199,000	1,269,981
7.63%	06/15/25		900,000	1,091,560
Level 3 Financing, Inc.
3.40%	03/01/27	[1]	1,330,000	1,401,238
Qwest Corp.
7.25%	09/15/25		4,900,000	5,837,958

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 116

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	$4,820,000	$5,012,620
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	11,476,500	12,271,247
5.15%	03/20/28	[1]	3,675,000	4,204,384
T-Mobile USA, Inc.
2.25%	02/15/26		3,091,000	3,129,717
3.50%	04/15/25		645,000	694,962
3.75%	04/15/27		6,325,000	6,971,433
3.88%	04/15/30		3,810,000	4,208,885
Vodafone Group PLC
(United Kingdom)
4.13%	05/30/25	[3]	3,000,000	3,317,465

				54,992,667

Consumer Discretionary — 0.96%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	6,030,000	6,648,672
BAT Capital Corp.
3.22%	08/15/24		2,140,000	2,270,210
3.56%	08/15/27		4,000,000	4,311,179
Hyatt Hotels Corp.
1.30%	10/01/23		4,655,000	4,661,592
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	1,106,000	1,162,839
3.75%	07/21/22	[1,3]	830,000	846,507
4.25%	07/21/25	[1,3]	5,205,000	5,677,187

				25,578,186

Electric — 1.29%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	6,540,000	6,456,971
American Electric Power Co., Inc.,
Series I
3.65%	12/01/21		5,000,000	5,027,209
Black Hills Corp.
4.25%	11/30/23		4,050,000	4,332,449
Dominion Energy, Inc.
2.45%	01/15/23	[1]	5,000,000	5,129,136
Dominion Energy, Inc.,
Series A
3.30%	03/15/25		4,600,000	4,925,641
Evergy Metro, Inc.
3.65%	08/15/25		1,613,000	1,752,126
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	5,000,000	5,393,342
Pennsylvania Electric Co.
4.15%	04/15/25	[1]	500,000	531,675
Tucson Electric Power Co.
3.85%	03/15/23		530,000	550,601

				34,099,150

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy — 1.12%
Energy Transfer LP
4.05%	03/15/25		$2,610,000	$2,817,903
4.75%	01/15/26		2,000,000	2,235,315
4.90%	02/01/24		4,292,000	4,626,717
5.95%	12/01/25		2,520,000	2,919,876
Petroleos Mexicanos
(Mexico)
5.35%	02/12/28	[3]	6,470,000	6,387,054
6.50%	01/23/29	[3]	390,000	401,472
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26		5,422,000	6,060,554
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6]	2,254,091	2,096,305
Southern Co. Gas Capital Corp.
3.88%	11/15/25		1,950,000	2,139,406

				29,684,602

Finance — 6.52%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.95%	02/01/22	[3]	1,935,000	1,951,297
4.88%	01/16/24	[3]	718,000	776,438
Air Lease Corp.
3.50%	01/15/22		4,170,000	4,206,184
Air Lease Corp.
(MTN)
0.70%	02/15/24		1,250,000	1,243,042
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	3,108,000	3,059,306
3.63%	05/01/22	[1,3]	2,860,000	2,903,123
Citigroup, Inc.
0.98%	05/01/25	[7]	6,270,000	6,295,942
3.11%	04/08/26	[7]	8,025,000	8,525,934
3.35%	04/24/25	[7]	17,240,000	18,315,752
Daimler Finance North America LLC
1.75%	03/10/23	[1]	5,245,000	5,341,374
(LIBOR USD 3-Month plus 0.90%)
1.02%	02/15/22	[1,2]	8,195,000	8,221,260
Discover Financial Services
5.20%	04/27/22		2,558,000	2,625,772
Ford Motor Credit Co. LLC
3.22%	01/09/22		5,378,000	5,398,168
5.60%	01/07/22		2,587,000	2,621,148
(LIBOR USD 3-Month plus 0.88%)
1.00%	10/12/21	[2]	2,500,000	2,500,018
(LIBOR USD 3-Month plus 1.08%)
1.20%	08/03/22	[2]	2,700,000	2,698,650
GE Capital Funding LLC
4.40%	05/15/30		5,810,000	6,735,490
General Motors Financial Co., Inc.
4.20%	11/06/21		7,405,000	7,430,189
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[7]	726,000	727,489
2.91%	07/24/23	[7]	6,814,000	6,946,057

See accompanying Notes to Financial Statements.

117 / Semi-Annual Report September 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Goldman Sachs Group, Inc. (The),
Series FXD
0.48%	01/27/23		$27,490,000	$27,494,502
Morgan Stanley
(GMTN)
0.79%	01/22/25	[7]	7,760,000	7,761,222
Morgan Stanley
(MTN)
0.53%	01/25/24	[7]	17,835,000	17,847,943
2.72%	07/22/25	[7]	7,270,000	7,617,532
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,3,7]	8,205,000	8,348,419
3.77%	03/08/24	[1,3,7]	4,810,000	5,015,878
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	365,000	381,491

				172,989,620

Food — 0.21%
Kraft Heinz Foods Co.
3.50%	06/06/22		1,445,000	1,472,361
Smithfield Foods, Inc.
3.35%	02/01/22	[1]	3,946,000	3,983,996

				5,456,357

Health Care — 3.65%
AbbVie, Inc.
3.25%	10/01/22		1,500,000	1,532,798
3.45%	03/15/22		3,000,000	3,026,941
3.85%	06/15/24		2,500,000	2,689,624
Aetna, Inc.
3.50%	11/15/24		3,136,000	3,373,112
Amgen, Inc.
2.65%	05/11/22		671,000	679,416
Bayer U.S. Finance II LLC
2.20%	07/15/22	[1]	1,455,000	1,470,464
2.85%	04/15/25	[1]	2,300,000	2,367,178
3.88%	12/15/23	[1]	5,540,000	5,896,289
4.25%	12/15/25	[1]	1,000,000	1,105,898
Becton Dickinson and Co.
3.73%	12/15/24		3,000,000	3,243,197
Boston Scientific Corp.
1.90%	06/01/25		2,500,000	2,564,706
Cigna Corp.
3.75%	07/15/23		2,166,000	2,289,759
CommonSpirit Health
2.76%	10/01/24		5,400,000	5,682,451
CVS Health Corp.
2.88%	06/01/26		4,330,000	4,618,265
Dignity Health
3.13%	11/01/22		1,140,000	1,171,727
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[1]	4,650,000	4,731,261
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23	[1]	5,205,000	5,412,490

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.65%	09/29/23	[2]	$6,500,000	$6,503,922
HCA, Inc.
5.00%	03/15/24		6,065,000	6,656,494
5.25%	04/15/25		1,500,000	1,701,094
HCA, Inc.
(MTN)
7.58%	09/15/25		1,100,000	1,329,705
Humana, Inc.
0.65%	08/03/23		7,130,000	7,134,869
3.15%	12/01/22		2,000,000	2,051,144
3.85%	10/01/24		3,990,000	4,319,456
PerkinElmer, Inc.
0.85%	09/15/24		6,880,000	6,880,312
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23	[3]	5,275,000	5,291,808
Tenet Healthcare Corp.
4.63%	09/01/24	[1]	3,000,000	3,071,255

				96,795,635

Industrials — 1.24%
Artera Services LLC
9.03%	12/04/25	[1]	2,500,000	2,714,882
Berry Global, Inc.
0.95%	02/15/24	[1]	1,405,000	1,407,164
1.57%	01/15/26	[1]	2,000,000	2,001,786
4.88%	07/15/26	[1]	365,000	383,725
Boeing Co. (The)
1.17%	02/04/23		5,750,000	5,762,623
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.50%	05/05/26	[2]	7,674,000	7,599,705
(LIBOR USD 3-Month plus 0.48%)
0.60%	08/15/36	[2]	2,182,000	1,904,830
General Electric Co.,
Series NOTZ (MTN)
(LIBOR USD 3-Month plus 1.00%)
1.13%	04/15/23	[2]	4,936,000	4,976,894
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23	[1,3]	5,920,000	6,185,740

				32,937,349

Information Technology — 1.13%
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23	[1,3]	6,745,000	7,180,883
Oracle Corp.
1.65%	03/25/26		6,085,000	6,172,692
2.80%	04/01/27		3,300,000	3,497,558
Skyworks Solutions, Inc.
0.90%	06/01/23		6,340,000	6,352,871

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 118

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
VMware, Inc.
1.00%	08/15/24		$6,690,000	$6,713,765

				29,917,769

Insurance — 0.88%
Athene Global Funding
(SOFR Rate plus 0.70%)
0.75%	05/24/24	[1,2]	5,005,000	5,029,762
Equitable Financial Life Global Funding
0.80%	08/12/24	[1]	3,655,000	3,652,329
Farmers Insurance Exchange
8.63%	05/01/24	[1]	5,000,000	5,911,595
Metropolitan Life Global Funding I
3.38%	01/11/22	[1]	1,550,000	1,563,579
Nationwide Mutual Insurance Co.
2.41%	12/15/24	[1,7]	5,550,000	5,556,589
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,7]	1,600,000	1,678,388

				23,392,242

Materials — 0.06%
International Flavors & Fragrances, Inc.
0.70%	09/15/22	[1]	1,490,000	1,494,704

Real Estate Investment Trust (REIT) — 1.64%
American Campus Communities Operating Partnership LP
3.75%	04/15/23		7,374,000	7,680,017
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		6,440,000	6,757,041
Federal Realty Investment Trust
7.48%	08/15/26		1,850,000	2,285,968
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		1,197,000	1,269,761
5.38%	11/01/23		7,673,000	8,286,547
Healthpeak Properties, Inc.
4.00%	06/01/25		3,455,000	3,775,267
Host Hotels & Resorts LP,
Series D
3.75%	10/15/23		6,045,000	6,337,397
Kilroy Realty LP
3.45%	12/15/24		1,558,000	1,662,998
Kimco Realty Corp.
3.40%	11/01/22		4,000,000	4,109,864
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.63%	06/15/25	[1]	675,000	729,815
SL Green Operating Partnership LP
3.25%	10/15/22		645,000	661,193

				43,555,868

Retail — 0.20%
7-Eleven, Inc.
(LIBOR USD 3-Month plus 0.45%)
0.58%	08/10/22	[1,2]	2,930,000	2,930,744

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Retail (continued)
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27	[1,3]	$2,175,000	$2,397,051

				5,327,795

Services — 0.47%
IHS Markit Ltd.
(Bermuda)
3.63%	05/01/24	[3]	2,090,000	2,226,791
5.00%	11/01/22	[1,3]	9,936,000	10,315,257

				12,542,048

Transportation — 0.08%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		1,476,124	1,476,067
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		499,351	512,015

				1,988,082

Total Corporates
(Cost $758,463,770)				767,635,370

MORTGAGE-BACKED — 36.54%**
Non-Agency Commercial Mortgage-Backed — 12.14%
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60		9,520,000	9,981,446
BX Commercial Mortgage Trust,
Series 2018-IND, Class A
(LIBOR USD 1-Month plus 0.75%)
0.83%	11/15/35	[1,2]	783,889	785,055
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(LIBOR USD 1-Month plus 0.92%)
1.00%	10/15/36	[1,2]	8,836,694	8,854,331
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A
(LIBOR USD 1-Month plus 0.80%)
0.88%	12/15/36	[1,2]	5,003,342	5,012,895
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58		3,158,775	3,310,691
CHT Mortgage Trust,
Series 2017-CSMO, Class A
(LIBOR USD 1-Month plus 0.93%)
1.01%	11/15/36	[1,2]	7,977,280	7,993,080
Citigroup Commercial Mortgage Trust,
Series 2017-C4, Class A2
3.19%	10/12/50		7,818,939	7,981,315
Citigroup Commercial Mortgage Trust,
Series 2020-WSS, Class A
(LIBOR USD 1-Month plus 1.95%)
2.03%	02/15/39	[1,2]	12,989,276	13,703,555

See accompanying Notes to Financial Statements.

119 / Semi-Annual Report September 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2012-CR3, Class A3
2.82%	10/15/45		$13,483,987	$13,675,003
Commercial Mortgage Trust,
Series 2013-CR6, Class A4
3.10%	03/10/46		10,800,000	10,986,742
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.32%	03/10/46	[7]	24,397,830	333,257
Commercial Mortgage Trust,
Series 2013-LC6, Class ASB
2.48%	01/10/46		2,644,720	2,670,878
Commercial Mortgage Trust,
Series 2014-CR15, Class ASB
3.60%	02/10/47		3,107,314	3,215,098
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.33%	11/10/47		3,965,529	4,175,909
Commercial Mortgage Trust,
Series 2014-UBS5, Class A3
3.57%	09/10/47		10,400,000	11,084,643
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50		7,840,576	8,152,258
Commercial Mortgage Trust,
Series 2016-DC2, Class ASB
3.55%	02/10/49		226,585	239,394
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
1.06%	05/15/36	[1,2]	10,309,800	10,334,540
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class A2
3.05%	09/15/50		2,500,000	2,541,181
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.67%	09/10/35	[1,7]	3,600,000	3,872,210
Great Wolf Trust,
Series 2019-WOLF, Class A
(LIBOR USD 1-Month plus 1.03%)
1.12%	12/15/36	[1,2]	8,884,000	8,908,250
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A1
3.20%	07/10/51		3,462,216	3,522,105
GS Mortgage Securities Trust
Series 2012-ALOH, Class A
3.55%	04/10/34	[1]	11,041,000	11,120,476
GS Mortgage Securities Trust,
Series 2011-GC5, Class AS
5.21%	08/10/44	[1,7]	3,918,850	3,939,064
GS Mortgage Securities Trust,
Series 2018-GS9, Class A2
3.84%	03/10/51		10,194,544	10,442,326
Independence Plaza Trust,
Series 2018-INDP, Class B
3.91%	07/10/35	[1]	10,000,000	10,474,262

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48	[1]	$5,126,169	$5,186,441
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class A2
3.24%	03/15/50		2,143,910	2,156,680
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class ASB
3.14%	05/15/45		3,070,916	3,083,708
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class ASB
2.38%	10/15/45		1,116,200	1,123,658
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4FX
3.48%	06/15/45	[1]	2,212,686	2,233,157
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.38%	04/15/46	[7]	29,498,999	422,011
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A4A2
3.54%	07/15/47	[1]	4,998,969	5,195,057
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-LAQ, Class A
(LIBOR USD 1-Month plus 1.00%)
1.08%	06/15/32	[1,2]	2,168,978	2,171,186
LoanCore Issuer Ltd.,
Series 2019-CRE3, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.05%)
1.13%	04/15/34	[1,2,3]	10,559,307	10,565,905
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class A4
2.86%	11/15/45		8,968,947	9,085,876
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.74%	10/15/46	[7]	46,867,796	420,378
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
1.01%	03/15/48	[7]	35,133,026	859,594
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.24%	03/15/45		2,486,703	2,504,751
New York City Housing Development Corp.,
Series 2014-8SPR, Class A (STEP-reset date 11/15/21)
3.71%	02/15/48		8,000,000	8,473,736
One Lincoln Street Commercial Mortgage,
Series 2004-C3, Class A1
5.72%	10/15/30	[1,7]	6,526,780	7,063,482
One Market Plaza Trust
Series 2017-1MKT, Class A
3.61%	02/10/32	[1]	8,500,000	8,596,633
One Market Plaza Trust,
Series 2017-1MKT, Class E
4.14%	02/10/32	[1]	8,000,000	8,094,816

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 120

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
One New York Plaza Trust,
Series 2020-1NYP, Class A
(LIBOR USD 1-Month plus 0.95%)
1.03%	01/15/26	[1,2]	$3,240,000	$3,255,667
Shelter Growth CRE Issuer Ltd.,
Series 2019-FL2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.10%)
1.18%	05/15/36	[1,2,3]	1,609,586	1,609,615
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A2
3.99%	06/15/51		904,371	934,807
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A2
4.15%	08/15/51		12,889,000	13,505,878
UBS Commercial Mortgage Trust,
Series 2019-C16, Class A1
2.74%	04/15/52		6,357,101	6,486,204
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A3
2.53%	12/10/45		3,880,689	3,889,816
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		15,239,421	15,803,437
Wells Fargo Commercial Mortgage Trust,
Series 2016-C36, Class A2
2.50%	11/15/59		1,335,674	1,352,802
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A2
2.50%	10/15/49		225,715	227,520
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45		6,022,000	6,090,579
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class AS
3.39%	11/15/45		7,911,000	8,119,974
WF-RBS Commercial Mortgage Trust,
Series 2013-C18, Class A4
3.90%	12/15/46		5,976,213	6,247,197

				322,070,529

Non-Agency Mortgage-Backed — 3.14%
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		4,708,360	4,847,825
Banc of America Funding Trust,
Series 2015-R4, Class 3A1
(LIBOR USD 1-Month plus 0.14%)
0.23%	07/27/36	[1,2]	482,116	484,724
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[1,7]	1,026,652	1,035,810
Bear Stearns ALT-A Trust,
Series 2004-10, Class M1
(LIBOR USD 1-Month plus 0.90%)
0.99%	09/25/34	[2]	4,943,833	4,940,090

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
0.84%	03/25/35	[2]	$2,235,605	$2,242,228
Bear Stearns ARM Trust,
Series 2004-3, Class 4A
2.61%	07/25/34	[7]	341,602	347,166
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
2.47%	02/25/37	[7]	3,667,538	3,815,654
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
2.44%	06/25/35	[7]	727,600	744,562
Chevy Chase Mortgage Funding LLC, Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.27%	05/25/36	[1,2]	486,810	468,076
CIM Trust,
Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
1.16%	09/25/58	[1,2]	5,838,424	5,840,088
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,7]	10,802,488	10,851,452
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.00%	02/25/34	[7]	13,125	13,171
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
2.44%	08/25/34	[7]	7,679	7,679
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR1, Class 5A1
2.36%	02/25/34	[7]	526,967	553,955
DSLA Mortgage Loan Trust,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.42%)
0.51%	03/19/45	[2]	434,532	422,065
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.28%	09/25/34	[7]	2,201	2,199
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 2A1
2.80%	11/25/35	[7]	171,957	173,427
Impac CMB Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.32%)
0.73%	08/25/35	[2]	1,363,907	1,341,297
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
0.87%	12/25/34	[2]	206,378	177,636
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
0.89%	11/25/34	[2]	531,464	520,545

See accompanying Notes to Financial Statements.

121 / Semi-Annual Report September 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class M1
(LIBOR USD 1-Month plus 0.23%)
0.32%	05/25/37	[2]	$5,000,000	$4,899,233
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
2.76%	07/25/35	[7]	475,466	481,717
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
2.50%	07/25/35	[7]	129,256	132,923
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.02%	01/25/34	[7]	4,349	4,657
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.73%	11/21/34	[7]	467,324	475,715
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.58%	04/25/34	[7]	66,882	69,502
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32		1,234,147	1,293,343
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33		2,105,592	2,233,839
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33		2,666,494	2,760,425
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34		2,264,790	2,401,938
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.47%	10/25/32	[7]	99,035	103,929
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
2.62%	08/25/34	[7]	654,782	658,591
Merrill Lynch Mortgage Investors Trust,
Series 2006-F1, Class 1A2
6.00%	04/25/36		948,096	685,135
MortgageIT Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
0.69%	08/25/35	[2]	155,347	155,014
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.65%	10/25/35	[2]	3,877,701	3,865,611
NLT Trust,
Series 2021-INV2, Class A1
1.16%	08/25/56	[1,7]	7,931,370	7,979,757
Opteum Mortgage Acceptance Corp. Asset-Backed Pass- Through Certificates,
Series 2005-5, Class 1APT
(LIBOR USD 1-Month plus 0.56%)
0.65%	12/25/35	[2]	3,835,727	3,798,249

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
PHH Alternative Mortgage Trust,
Series 2007-3, Class A3
(LIBOR USD 1-Month plus 0.60%)
0.69%	07/25/37	[2]	$8,144,965	$8,029,094
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.41%	03/25/35	[7]	958,139	574,811
Residential Asset Mortgage Products Trust,
Series 2004-SL4, Class A3
6.50%	07/25/32		39,927	40,006
Residential Asset Mortgage Products Trust,
Series 2005-SL1, Class A5
6.50%	05/25/32		162,257	154,084
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-26A, Class 3A5
2.23%	09/25/33	[7]	253,163	263,839
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.75%	01/25/35	[7]	368,631	376,426
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34		1,440,002	1,483,955
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
0.67%	10/25/45	[2]	1,262,548	1,269,463
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
0.75%	01/25/45	[2]	193,356	194,117

				83,215,022

U.S. Agency Commercial Mortgage-Backed — 5.92%
Fannie Mae-Aces,
Series 2017-M14, Class A1
2.96%	11/25/27	[7]	782,958	788,608
Fannie Mae-Aces,
Series 2017-M15, Class A1
3.06%	09/25/27	[7]	5,278,713	5,611,161
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K037, Class A1
2.59%	04/25/23		1,719,420	1,748,876
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K038, Class A1
2.60%	10/25/23		1,058,758	1,073,841
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K735, Class A1
2.74%	05/25/25		874,888	883,341

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 122

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF27, Class A
(LIBOR USD 1-Month plus 0.42%)
0.50%	12/25/26	[2]	$1,348,661	$1,353,266
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF29, Class A
(LIBOR USD 1-Month plus 0.36%)
0.44%	02/25/24	[2]	2,926,550	2,934,849
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
0.44%	08/25/24	[2]	2,505,979	2,513,400
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF37, Class A
(LIBOR USD 1-Month plus 0.36%)
0.44%	09/25/27	[2]	996,991	999,874
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF38, Class A
(LIBOR USD 1-Month plus 0.33%)
0.41%	09/25/24	[2]	4,168,958	4,179,381
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF39, Class A
(LIBOR USD 1-Month plus 0.32%)
0.40%	11/25/24	[2]	4,239,278	4,252,541
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF40, Class A
(LIBOR USD 1-Month plus 0.34%)
0.42%	11/25/27	[2]	952,717	955,122
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF43, Class A
(LIBOR USD 1-Month plus 0.24%)
0.32%	01/25/28	[2]	2,601,439	2,608,642
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF51, Class A
(LIBOR USD 1-Month plus 0.40%)
0.48%	08/25/25	[2]	3,983,168	4,004,553
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF58, Class A
(LIBOR USD 1-Month plus 0.50%)
0.58%	01/25/26	[2]	11,033,956	11,099,695
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF60, Class A
(LIBOR USD 1-Month plus 0.49%)
0.57%	02/25/26	[2]	7,056,469	7,082,278

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF62, Class A
(LIBOR USD 1-Month plus 0.48%)
0.56%	04/25/26	[2]	$8,467,918	$8,517,052
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF64, Class A
(LIBOR USD 1-Month plus 0.44%)
0.52%	06/25/26	[2]	6,494,917	6,523,501
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF72, Class A
(LIBOR USD 1-Month plus 0.50%)
0.58%	10/25/26	[2]	7,334,688	7,388,971
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF80, Class AL
(LIBOR USD 1-Month plus 0.44%)
0.52%	06/25/30	[2]	11,184,098	11,254,608
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF83, Class AL
(LIBOR USD 1-Month plus 0.36%)
0.44%	06/25/30	[2]	10,000,000	10,032,377
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF85, Class AL
(LIBOR USD 1-Month plus 0.30%)
0.38%	08/25/30	[2]	10,525,179	10,557,577
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ24, Class A1
2.28%	05/25/26		8,304,140	8,615,353
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ26, Class A1
2.14%	07/25/25		13,395,275	13,713,769
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ29, Class A1
0.74%	01/25/26		8,467,114	8,430,846
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ30, Class A1
0.53%	01/25/25		7,652,603	7,625,881
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ34, Class A1
0.68%	06/25/26		8,348,718	8,293,386
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus
0.74%)
0.83%	05/25/44	[2]	1,593,908	1,595,152

See accompanying Notes to Financial Statements.

123 / Semi-Annual Report September 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2007-12, Class C
5.28%	04/16/41	[7]	$415,987	$418,588
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44	[7]	1,897,003	1,919,694

				156,976,183

U.S. Agency Mortgage-Backed — 15.34%
Fannie Mae Pool 567002
8.00%	05/01/23		3,697	3,795
Fannie Mae Pool 735861
6.50%	09/01/33		8,767	9,766
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
1.81%	04/01/34	[2]	92,557	94,513
Fannie Mae Pool AD0538
6.00%	05/01/24		91,192	95,084
Fannie Mae Pool AE0083
6.00%	01/01/40		654,593	774,169
Fannie Mae Pool AL0851
6.00%	10/01/40		762,078	891,371
Fannie Mae Pool AL2206
3.09%	07/01/22	[7]	835,572	840,679
Fannie Mae Pool AM4580
3.43%	10/01/23		6,122,384	6,395,110
Fannie Mae REMICS,
Series 1997-76, Class FS
(LIBOR USD 1-Month plus 0.45%)
0.53%	09/17/27	[2]	7,528	7,428
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
1.04%	10/25/31	[2]	468,790	479,947
Fannie Mae REMICS,
Series 2007-61, Class AF
(LIBOR USD 1-Month plus 0.28%)
0.37%	03/25/37	[2]	51,419	51,421
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
0.56%	07/25/37	[2]	246,557	249,669
Fannie Mae REMICS,
Series 2009-85, Class LF
(LIBOR USD 1-Month plus 1.20%)
1.29%	10/25/49	[2]	2,045,462	2,102,329
Fannie Mae REMICS,
Series 2009-96, Class FA
(LIBOR USD 1-Month plus 0.90%)
0.99%	11/25/49	[2]	1,544,740	1,589,919
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
0.49%	10/25/40	[2]	774,851	781,519

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
6.14%	11/25/36	[2]	$4,810,265	$996,593
Fannie Mae REMICS,
Series 2010-43, Class DP
5.00%	05/25/40		603,570	676,073
Fannie Mae REMICS,
Series 2010-6, Class BF
(LIBOR USD 1-Month plus 0.76%)
0.85%	02/25/40	[2]	1,082,594	1,105,100
Fannie Mae REMICS,
Series 2010-95, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.51%	09/25/40	[2]	3,821,626	860,078
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.59%	01/25/50	[2]	4,208,755	4,242,393
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.59%	03/25/50	[2]	9,715,668	9,780,729
Freddie Mac Gold Pool A45796
7.00%	01/01/33		1,571	1,708
Freddie Mac Gold Pool C46104
6.50%	09/01/29		3,840	4,319
Freddie Mac Gold Pool G13032
6.00%	09/01/22		2,616	2,644
Freddie Mac Gold Pool G13475
6.00%	01/01/24		4,008	4,094
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		256,952	287,210
Freddie Mac REMICS,
Series 2454, Class FQ
(LIBOR USD 1-Month plus 1.00%)
1.08%	06/15/31	[2]	4,179	4,276
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
0.68%	10/15/33	[2]	1,781,601	1,807,313
Freddie Mac REMICS,
Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
0.38%	04/15/35	[2]	1,351,068	1,354,379
Freddie Mac REMICS,
Series 3084, Class FN
(LIBOR USD 1-Month plus 0.50%)
0.58%	12/15/34	[2]	253,360	253,457
Freddie Mac REMICS,
Series 3294, Class CB
5.50%	03/15/37		204,418	236,484

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 124

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
0.38%	08/15/35	[2]	$474,439	$477,402
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
0.38%	08/15/35	[2]	1,223,506	1,231,146
Freddie Mac REMICS,
Series 3524, Class FC
(LIBOR USD 1-Month plus 0.94%)
1.02%	06/15/38	[2]	293,691	302,334
Freddie Mac REMICS,
Series 3531, Class FM
(LIBOR USD 1-Month plus 0.90%)
0.98%	05/15/39	[2]	212,022	217,726
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
0.48%	11/15/40	[2]	119,788	119,300
Freddie Mac REMICS,
Series 4060, Class FJ
(LIBOR USD 1-Month plus 0.35%)
0.43%	02/15/41	[2]	1,470,033	1,473,589
Freddie Mac REMICS,
Series 4959, Class JF
(LIBOR USD 1-Month plus 0.45%)
0.54%	03/25/50	[2]	6,877,286	6,944,297
Freddie Mac Strips,
Series 240, Class F30
(LIBOR USD 1-Month plus 0.30%)
0.38%	07/15/36	[2]	1,424,436	1,431,823
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
0.58%	06/15/42	[2]	1,540,757	1,555,352
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
0.58%	11/15/43	[2]	6,983,443	7,072,226
Ginnie Mae (TBA)
2.00%	11/20/51		17,500,000	17,714,878
2.50%	11/20/51		129,825,000	133,794,454
Ginnie Mae I Pool BW5284
3.55%	10/15/50		10,623,288	10,700,682
Ginnie Mae II Pool 1849
8.50%	08/20/24		134	134
Ginnie Mae II Pool 2020
8.50%	06/20/25		186	189
Ginnie Mae II Pool 2286
8.50%	09/20/26		120	122
Ginnie Mae II Pool 2487
8.50%	09/20/27		2,666	2,859

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.88%	04/20/27	[2]	$8,827	$9,085
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.00%	03/20/32	[2]	10,016	10,156
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.88%	06/20/32	[2]	6,478	6,751
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.25%	07/20/34	[2]	191,276	198,255
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.00%)
2.50%	01/20/35	[2]	5,267	5,328
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.00%	02/20/25	[2]	6,239	6,302
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.71%	05/20/37	[2]	2,958,235	411,961
Ginnie Mae,
Series 2013-53, Class AD
1.50%	12/20/26		970,379	984,710
UMBS (TBA)
2.00%	11/01/51		102,300,000	102,373,577
2.50%	11/01/51		81,625,000	83,993,924

				407,022,131

Total Mortgage-Backed
(Cost $972,861,740)				969,283,865

MUNICIPAL BONDS — 0.93%*
California — 0.20%
Campbell Union School District General Obligation, School
Improvements, Series B
5.41%	08/01/27		4,600,000	5,274,106

Colorado — 0.03%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23		895,000	903,544

Florida — 0.06%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.14%	10/01/28		445,000	451,333
2.29%	10/01/29		985,000	1,002,563

				1,453,896

See accompanying Notes to Financial Statements.

125 / Semi-Annual Report September 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)
Maryland — 0.08%
City of Baltimore General Obligation, School Improvements,
Series C
5.00%	10/15/25		$2,000,000	$2,215,465

New York — 0.56%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.19%	08/01/25		1,110,000	1,180,935
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
B2
2.31%	11/01/26		4,060,000	4,242,812
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series D
5.00%	03/15/24		4,040,000	4,469,398
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series F
5.19%	03/15/24		4,360,000	4,843,710

				14,736,855

Total Municipal Bonds
(Cost $24,324,065)				24,583,866

U.S. TREASURY SECURITIES — 27.04%

U.S. Treasury Notes — 27.04%
U.S. Treasury Floating Rate Notes
(US Treasury Bill Yield 3-Month plus 0.11%)
0.15%	04/30/22	[2]	20,000,000	20,013,788
U.S. Treasury Notes
0.13%	07/31/23		102,830,000	102,618,787
0.13%	08/31/23		253,145,000	252,492,362
0.25%	09/30/23		156,065,000	155,955,267
0.38%	09/15/24		28,290,000	28,165,126
0.75%	08/31/26		48,135,000	47,625,446
0.88%	09/30/26		10,325,000	10,270,649
1.75%	11/30/21		100,000,000	100,279,297

Total U.S. Treasury Securities
(Cost $717,606,160)				717,420,722

Total Bonds — 111.49%
(Cost $2,947,259,703)				2,957,428,647

Issues			Shares	Value

COMMON STOCK — 0.00%

Electric — 0.00%
Homer City Holdings LLC†,5,6,9			106,501	—

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions - 0.00%
(Cost $939,000)				1,713

Purchased Options - 0.03%
(Cost $431,214)				817,500

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 5.91%

Money Market Funds — 0.64%
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
0.03%[10]		16,875,000	$16,875,000

U.S. Agency Discount Notes — 0.94%
Federal Home Loan Bank
0.04%[11]	10/29/21	$25,000,000	24,999,806

U.S. Treasury Bills — 4.33%
U.S. Treasury Bills
0.03%[11]	10/05/21	65,000,000	64,999,873
0.05%[11]	02/10/22	50,000,000	49,992,666

			114,992,539

Total Short-Term Investments
(Cost $156,865,183)			156,867,345

Total Investments Before Written Options - 117.43%
(Cost $3,111,573,760)			3,115,115,205

Written Options - (0.02)%
(Cost $(800,323))			(423,215)

Net unrealized appreciation on unfunded commitments - 0.00%			7,455
Liabilities in Excess of Other Assets - (17.41)%			(461,890,791)

Net Assets - 100.00%			$2,652,808,654

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2021.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $9,846,176, which is 0.37% of total net assets.
[7]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $310,264, at an interest rate of 3.60% and a maturity of July 13, 2022. The investment is accruing an unused commitment fee of 1.58% per annum.

[9]	Non-income producing security.
[10]	Represents the current yield as of September 30, 2021.

[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 126

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	769	12/31/21	$169,222,055	$(97,640)	$(97,640)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	1,521	12/31/21	(186,690,868)	1,285,557	1,285,557
U.S. Treasury Ten-Year Ultra Bond	583	12/21/21	(84,680,750)	1,530,756	1,530,756
U.S. Treasury Ultra Bond	72	12/21/21	(13,756,500)	413,095	413,095

			(285,128,118)	3,229,408	3,229,408

TOTAL FUTURES CONTRACTS			$(115,906,063)	$3,131,768	$3,131,768

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
1011778 BC ULC/New Red
Finance, Inc., 4.00%, due			Citigroup Global
10/15/30	5.00%	3 Months	Markets Inc.	06/20/23	$6,695,000	$391,191	$378,744	$12,447
			Credit Suisse
Berry Global, Inc., 5.63%, due			First Boston
07/15/27	5.00%	3 Months	International	12/20/21	3,425,000	31,735	22,497	9,238

TOTAL						$422,926	$401,241	$21,685

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value
PURCHASED PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	1,090	$99.13	12/10/21	$170,625,213	$817,500

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value
WRITTEN PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	2,180	$98.75	12/10/21	$(176,874,826)	$(422,375)

			Received by the Fund		Paid by the Fund

Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)

PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	3-month USD LIBOR	Quarterly	6.00%	Quarterly	$300,000	$1,713	$939,000	$(937,287)

See accompanying Notes to Financial Statements.

127 / Semi-Annual Report September 2021

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

		Received by the Fund			Paid by the Fund

Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums (Received)	Unrealized Appreciation

WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	7.50%	Quarterly	3-month USD LIBOR	Quarterly	$300,000	$(840)	$(540,000)	$539,160

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 128

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 76.01%

BANK LOANS — 10.88%*

Communications — 2.31%
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27	[1]	$7,000	$7,012
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	05/30/25	[1]	16,730	14,262
Intelsat Jackson Holdings SA,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 4.75%)
5.75%	07/13/22	[1,2,3]	50,000	50,438

				71,712

Entertainment — 0.86%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25	[1]	15,951	13,192
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
7.00%	05/23/24	[1]	11,000	13,631

				26,823

Food — 0.38%
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	06/08/28	[1]	11,662	11,689

Health Care — 2.08%
Cano Health LLC,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.25%	11/23/27	[1]	12,967	12,994
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28	[1]	12,967	12,711
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.50%	08/11/28	[1]	26,000	26,037
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.50%)
6.50%	06/26/26	[1]	13,000	13,075

				64,817

Industrials — 1.48%
Protective Industrial Products, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/29/27	[1]	13,000	13,000

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24	[1]	$33,912	$33,170

				46,170

Information Technology — 0.42%
Magenta Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	07/27/28	[1]	13,000	13,016

Materials — 0.84%
Geon Performance Solutions, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	08/10/28	[1]	13,000	13,110
WR Grace Holdings, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	09/22/28	[1]	13,000	13,063

				26,173

Retail — 0.81%
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.75%	09/22/28	[1]	25,000	25,068

Services — 1.06%
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	03/06/26	[1,4,5]	33,000	32,849

Transportation — 0.64%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	08/17/29	[1]	20,000	19,875

Total Bank Loans
(Cost $334,611)				338,192

CORPORATES — 47.52%*

Communications — 10.53%
Altice France SA
(France)
5.50%	10/15/29	[2,6]	25,000	24,790
CommScope, Inc.
4.75%	09/01/29	[6]	26,000	26,000
CSC Holdings LLC
4.50%	11/15/31	[6]	39,000	38,573
6.50%	02/01/29	[6]	3,000	3,253
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[6]	47,000	31,236
6.63%	08/15/27	[6]	68,000	30,273

See accompanying Notes to Financial Statements.

129 / Semi-Annual Report September 2021

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
DISH DBS Corp.
5.13%	06/01/29		$7,000	$6,869
DISH Network Corp.
3.38%	08/15/26		26,000	27,092
Level 3 Financing, Inc.
3.75%	07/15/29	[6]	34,000	32,903
Lumen Technologies, Inc.
5.38%	06/15/29	[6]	15,000	15,324
Scripps Escrow II, Inc.
5.38%	01/15/31	[6]	20,000	19,693
Sinclair Television Group, Inc.
4.13%	12/01/30	[6]	34,000	33,278
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31	[2,6]	37,000	37,848
				327,132

Energy — 9.38%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[6]	13,000	13,487
Endeavor Energy Resources LP/EER Finance, Inc.
5.75%	01/30/28	[6]	25,000	26,344
Energy Transfer LP,
Series B
6.63%	02/15/70	[7]	34,000	33,193
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[6]	31,000	31,651
Occidental Petroleum Corp.
0.00%	10/10/36	[8]	98,000	54,145
Ruby Pipeline LLC
8.00%	04/01/22	[4,5,6]	27,061	25,166
SM Energy Co.
6.50%	07/15/28		13,000	13,451
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		13,000	13,357
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[2,6]	19,250	19,659
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[2,6]	14,000	13,952
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27		13,000	13,781
Venture Global Calcasieu Pass LLC
4.13%	08/15/31	[6]	32,000	33,460
				291,646

Entertainment — 0.70%
Cinemark USA, Inc.
5.25%	07/15/28	[6]	22,000	21,725

Food — 4.50%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31	[2,6]	25,000	26,221

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food (continued)
6.50%	04/15/29	[2,6]	$31,000	$34,648
Pilgrim’s Pride Corp.
3.50%	03/01/32	[6]	54,000	55,023
Post Holdings, Inc.
4.50%	09/15/31	[6]	17,000	16,865
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[6]	7,000	7,085
				139,842

Gaming — 0.69%
Boyd Gaming Corp.
4.75%	06/15/31	[6]	13,000	13,418
Caesars Entertainment, Inc.
4.63%	10/15/29	[6]	8,000	8,121
				21,539

Health Care — 10.11%
Cano Health LLC
6.25%	10/01/28	[6]	18,000	18,202
Centene Corp.
3.00%	10/15/30		38,000	38,998
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[2,6]	40,000	28,900
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[2,6]	61,000	62,494
HCRX Investments Holdco LP
4.50%	08/01/29	[6]	33,000	33,206
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[6]	46,000	47,739
Molina Healthcare, Inc.
3.88%	11/15/30	[6]	49,000	51,736
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[6]	13,000	13,671
Prime Healthcare Services, Inc.
7.25%	11/01/25	[6]	18,000	19,305
				314,251

Industrials — 2.00%
Artera Services LLC
9.03%	12/04/25	[6]	6,000	6,516
Ball Corp.
3.13%	09/15/31		16,000	15,824
Graham Packaging Co., Inc.
7.13%	08/15/28	[6]	12,000	12,628
Mauser Packaging Solutions Holding Co.
7.25%	04/15/25	[6]	14,000	13,933
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[2,6]	13,000	13,318
				62,219

Insurance — 0.67%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[6]	14,000	13,858

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 130

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
AmWINS Group, Inc.
4.88%	06/30/29	[6]	$7,000	$7,108

				20,966

Materials — 2.28%
Allegheny Technologies, Inc.
5.13%	10/01/31		7,000	7,071
Clearwater Paper Corp.
4.75%	08/15/28	[6]	6,000	6,203
Unifrax Escrow Issuer Corp.
7.50%	09/30/29	[6]	56,000	57,457

				70,731

Real Estate Investment Trust (REIT) — 1.04%
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.63%	06/15/25	[6]	30,000	32,436

Retail — 2.45%
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[6]	13,000	13,590
Michaels Cos., Inc. (The)
7.88%	05/01/29	[6]	60,000	62,428

				76,018

Services — 2.96%
Adtalem Global Education, Inc.
5.50%	03/01/28	[6]	13,000	13,144
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%	06/01/29	[6]	13,000	12,857
GFL Environmental, Inc.
(Canada)
4.38%	08/15/29	[2,6]	20,000	20,225
HealthEquity, Inc.
4.50%	10/01/29	[6]	32,000	32,548
Waste Pro USA, Inc.
5.50%	02/15/26	[6]	13,000	13,148

				91,922

Water — 0.21%
Solaris Midstream Holdings LLC
7.63%	04/01/26	[6]	6,000	6,437

Total Corporates
(Cost $1,453,037)				1,476,864

MORTGAGE-BACKED — 17.61%**

Non-Agency Commercial Mortgage-Backed — 6.60%
BCRR Trust,
Series 2016-FRR3, Class E
(-1.00 X LIBOR USD 1-Month plus 18.35%)
2.02%	05/26/26	[1,6]	13,295	12,321
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class XA (IO)
1.50%	04/10/46	[7]	386,643	6,307

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.99%	10/15/45	[7]	$803,986	$6,916
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.65%	12/10/45	[7]	483,149	6,678
Commercial Mortgage Trust,
Series 2014-CR14, Class A2
3.15%	02/10/47		20,368	20,469
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.79%	02/10/49	[7]	783,316	18,385
DBUBS Mortgage Trust,
Series 2011-LC3A, Class C
5.55%	08/10/44	[6,7]	17,903	17,975
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.63%	02/10/46	[7]	351,860	5,412
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
2.08%	11/10/45	[7]	926,248	14,624
GS Mortgage Securities Trust,
Series 2013-GC14, Class XA (IO)
0.71%	08/10/46	[7]	496,593	4,424
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.98%	11/15/47	[7]	166,865	3,732
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C32, Class A2
2.82%	11/15/48		13,306	13,430
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class XA (IO)
1.04%	12/15/48	[7]	319,464	2,940
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class XA (IO)
0.70%	07/15/50	[7]	274,692	4,922
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.73%	12/10/45	[6,7]	1,174,148	13,117
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class A2
2.50%	07/15/48		1,569	1,569
WF-RBS Commercial Mortgage Trust
Series 2013-C13, Class XA (IO)
1.32%	05/15/45	[6,7]	835,607	11,954
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.63%	12/15/45	[6,7]	1,175,923	15,272
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.22%	12/15/46	[7]	608,037	11,716
WF-RBS Commercial Mortgage Trust,
Series 2013-UBS1, Class XA (IO)
1.12%	03/15/46	[7]	784,759	13,147

				205,310

See accompanying Notes to Financial Statements.

131 / Semi-Annual Report September 2021

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed — 8.29%
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
0.79%	02/25/47	[1]	$27,777	$15,509
Galton Funding Mortgage Trust,
Series 2019-1, Class A22
4.00%	02/25/59	[6,7]	14,167	14,324
HarborView Mortgage Loan Trust,
Series 2007-5, Class A1A
(LIBOR USD 1-Month plus 0.19%)
0.28%	09/19/37	[1]	21,861	20,576
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
2.65%	11/25/37	[7]	10,983	10,736
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.73%	11/21/34	[7]	51,406	52,329
MASTR Alternative Loan Trust,
Series 2006-2, Class 2A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 7.10% Cap)
7.01%	03/25/36	[1,4,5]	219,400	41,769
Residential Accredit Loans Trust,
Series 2006-QA6, Class A1
(LIBOR USD 1-Month plus 0.38%)
0.47%	07/25/36	[1]	32,084	32,474
Soundview Home Loan Trust,
Series 2006-3, Class A4
(LIBOR USD 1-Month plus 0.50%)
0.59%	11/25/36	[1]	46,000	44,693
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.19%)
0.28%	04/25/37	[1]	50,958	25,145
				257,555

U.S. Agency Commercial Mortgage-Backed — 2.72%
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K024, Class X3 (IO)
1.71%	11/25/40	[7]	1,000,000	15,228
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K028, Class X3 (IO)
1.72%	06/25/41	[7]	219,000	5,063
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K032, Class X1 (IO)
0.19%	05/25/23	[7]	10,654,554	16,616
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K715, Class X3 (IO)
3.95%	02/25/41	[7]	860,609	15,100

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K721, Class X1 (IO)
0.42%	08/25/22	[7]	$3,561,001	$7,837
FREMF Mortgage Trust,
Series 2012-K20, Class X2A (IO)
0.20%	05/25/45	[6]	16,603,675	11,230
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.74%	04/16/53	[7]	645,975	6,858
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.16%	02/16/46	[7]	256,260	6,690
				84,622

Total Mortgage-Backed
(Cost $539,253)				547,487

Total Bonds — 76.01%
(Cost $2,326,901)				2,362,543

Issues			Shares	Value

COMMON STOCK — 11.07%

Communication Services — 3.04%
Altice USA, Inc.[9]			1,291	26,749
AT&T, Inc.			562	15,180
National CineMedia, Inc.			6,151	21,897
Nexstar Media Group, Inc.			107	16,260
T-Mobile U.S., Inc.[9]			114	14,565
				94,651

Consumer Discretionary — 2.26%
Newell Brands, Inc.			602	13,328
Qurate Retail, Inc.			1,466	14,939
Rent-A-Center, Inc.			745	41,876
				70,143

Financials — 0.52%
Wells Fargo & Co.			348	16,151

Health Care — 1.20%
Bausch Health Cos., Inc.[9]			795	22,141
Centene Corp.[9]			243	15,141
				37,282

Industrials — 0.71%
Maxar Technologies, Inc.			493	13,962
TransDigm Group, Inc.[9]			13	8,119
				22,081

Information Technology — 0.68%
CommScope Holding Co., Inc.[9]			1,012	13,753
SS&C Technologies Holdings, Inc.			105	7,287
				21,040

Real Estate Investment Trust (REIT) — 0.93%
Gaming and Leisure Properties, Inc.			306	14,174

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 132

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues		Shares	Value

COMMON STOCK — 11.07% (continued)

Real Estate Investment Trust (REIT) — 0.93% (continued)
Hudson Pacific Properties, Inc.		560	$14,711

			28,885

Transportation — 0.58%
Hertz Global Holdings, Inc.[9]		1,300	18,233

Utilities — 1.15%
FirstEnergy Corp.		1,001	35,656

Total Common Stock
(Cost $359,386)			344,122

MASTER LIMITED PARTNERSHIPS — 2.39%

Energy — 2.39%
Enterprise Products Partners LP		1,025	22,181
NGL Energy Partners LP		8,366	19,827
Sunoco LP		416	15,525
USA Compression Partners LP		1,017	16,852

			74,385

Total Master Limited Partnerships
(Cost $66,430)			74,385

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 19.71%

Money Market Funds — 4.42%
Fidelity Investments Money Market Funds - Government
Portfolio
0.01%[10]		137,509	137,509

U.S. Treasury Bills — 15.29%
U.S. Treasury Bills
0.05%[11]	11/18/21	$275,000	274,991

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
0.04%[11]	03/03/22	$200,000	$199,967

			474,958

Total Short-Term Investments
(Cost $612,457)			612,467

Total Investments -109.18%
(Cost $3,365,174)			3,393,517

Net unrealized appreciation on unfunded commitments - 0.01%			242

Liabilities in Excess of Other Assets - (9.19)%			(285,562)

Net Assets - 100.00%			$3,108,197

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $10,088, at an interest rate of 3.60% and a maturity of July 13, 2022. The investment is accruing an unused commitment fee of 1.58% per annum.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $99,784, which is 3.21% of total net assets.
[6]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[7]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[8]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2021.
[9]	Non-income producing security.
[10]	Represents the current yield as of September 30, 2021.
[11]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	1	12/31/21	$122,742	$(25)	$(25)

See accompanying Notes to Financial Statements.

133 / Semi-Annual Report September 2021

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 90.82%

ASSET-BACKED SECURITIES — 29.53%**
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.83%	01/21/32	[1,2,3]	$45,000	$45,029
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37	[1]	100,000	107,931
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.40%	10/25/32	[1,2,3]	180,000	180,034
Conseco Finance Corp.,
Series 1996-7, Class M1
7.70%	09/15/26	[4]	3,285	3,294
Conseco Finance Corp.,
Series 1998-4, Class A6
6.53%	04/01/30	[4]	23,981	24,107
Conseco Finance Corp.,
Series 1998-4, Class A7
6.87%	04/01/30	[4]	11,874	11,942
Conseco Finance Corp.,
Series 1999-5, Class A5
7.86%	03/01/30	[4]	78,999	45,198
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.33%	03/15/52	[1,4]	508,121	30,705
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[1]	140,000	142,753
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 11/25/21)
3.66%	02/25/37		274,309	219,012
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 11/25/21)
3.40%	03/25/37		906,208	479,315
Crystal River CDO,
Series 2005-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
2.68%	03/02/46	[1,2,3,5,6]	419,900	48,581
Dryden 85 CLO Ltd.,
Series 2020-85A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
1.48%	10/15/32	[1,2,3]	200,000	200,001
Dryden 85 CLO Ltd.,
Series 2020-85A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
0.00%	10/15/35	[1,2,3]	150,000	150,075

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
1.25%	10/15/34	[1,2,3]	$90,000	$90,062
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
0.20%	12/25/37	[2]	359,712	343,352
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.31%	01/25/38	[2]	863,051	604,247
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.19%	03/25/37	[2]	611,007	380,048
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	86,417	88,150
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.53%)
1.65%	08/05/33	[1,2,3]	90,000	90,052
HPS Loan Management 10-2016 Ltd.,
Series 10A-16, Class A1RR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.27%	04/20/34	[1,2,3]	85,000	85,095
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28		55,639	56,169
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A4
6.75%	02/25/28		23,422	23,660
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		50,272	51,998
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A5
6.96%	09/25/28	[4]	121,172	127,963
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF6 (STEP-reset date 11/25/21)
4.22%	03/25/47		724,327	568,450
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE2, Class A2C
(LIBOR USD 1-Month plus 1.16%)
1.25%	08/25/35	[2]	629,458	611,678
Mid-State Capital Corp. Trust,
Series 2004-1, Class B
8.90%	08/15/37		293,042	327,174

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 134

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Mid-State Capital Corp. Trust,
Series 2004-1, Class M1
6.50%	08/15/37		$202,670	$218,380
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		109,638	116,979
Mid-State Trust XI,
Series 11, Class B
8.22%	07/15/38		6,071	6,713
Neuberger Berman Loan Advisers CLO 43 Ltd.,
Series 2021-43A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.24%	07/17/35	[1,2,3]	85,000	85,088
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A4
6.99%	12/15/26		101,980	103,065
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24	[4]	134,839	137,385
OCP CLO Ltd.,
Series 2021-21A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
0.00%	07/20/34	[1,2,3]	50,000	50,070
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.38%	10/19/32	[1,2,3]	180,000	180,027
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.68%	04/20/28	[1,2,3]	100,000	100,025
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
1.88%	01/20/34	[1,2,3]	40,000	40,030
Residential Asset Securities Corp.,
Series 2005-KS11, Class M3
(LIBOR USD 1-Month plus 0.66%)
0.75%	12/25/35	[2]	164,736	164,696
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	12/30/99	[5,6]	72,611	72,818
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.41%	08/15/31	[2]	135,309	126,611
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
0.88%	10/27/70	[2]	215,000	196,384

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	01/25/83	[2]	$340,000	$326,582
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	04/26/83	[2]	340,000	321,188
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	04/25/73	[2]	340,000	341,738
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/25/73	[2]	235,000	232,757
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83	[2]	340,000	341,952
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	276,898	311,840
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[1]	303,826	363,685
TCI-Flatiron CLO Ltd.,
Series 2016-1A, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.73%	01/17/32	[1,2,3]	25,000	25,015
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
1.19%	07/25/34	[1,2]	64,209	64,007

Total Asset-Backed Securities
(Cost $9,740,873)				9,063,110

CORPORATES — 27.98%*

Banking — 4.20%
Bank of America Corp.
1.73%	07/22/27	[4]	110,000	110,603
Bank of America Corp.
(MTN)
2.09%	06/14/29	[4]	55,000	54,963
3.97%	02/07/30	[4]	25,000	28,011
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	100,000	100,673
Comerica, Inc.
5.63%	10/01/70	[4]	45,000	49,669
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	30,000	29,369
2.19%	06/05/26	[1,3,4]	90,000	91,810
3.75%	03/26/25	[3]	15,000	16,183
4.55%	04/17/26	[3]	5,000	5,620

See accompanying Notes to Financial Statements.

135 / Semi-Annual Report September 2021

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
DNB Bank ASA
(Norway)
1.13%	09/16/26	[1,3,4]	$45,000	$44,541
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	25,000	24,843
2.21%	08/17/29	[3,4]	100,000	99,310
3.80%	03/11/25	[3,4]	5,000	5,335
4.29%	09/12/26	[3,4]	10,000	11,025
JPMorgan Chase & Co.
0.77%	08/09/25	[4]	15,000	14,943
0.97%	06/23/25	[4]	45,000	45,062
1.47%	09/22/27	[4]	45,000	44,703
1.58%	04/22/27	[4]	40,000	40,090
2.01%	03/13/26	[4]	85,000	87,148
2.18%	06/01/28	[4]	15,000	15,324
Macquarie Group Ltd.
(Australia)
2.69%	06/23/32	[1,3,4]	30,000	29,973
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	55,000	59,361
Santander UK Group Holdings PLC
(United Kingdom)
1.53%	08/21/26	[3,4]	35,000	34,944
1.67%	06/14/27	[3,4]	45,000	44,845
4.80%	11/15/24	[3,4]	65,000	70,390
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	50,000	51,595
2.39%	06/02/28	[4]	75,000	77,419

				1,287,752

Communications — 5.13%
AT&T, Inc.
2.55%	12/01/33		93,000	91,580
3.80%	12/01/57		136,000	139,417
4.75%	05/15/46		15,000	17,975
Cable One, Inc.
4.00%	11/15/30	[1]	37,000	36,815
CommScope, Inc.
4.75%	09/01/29	[1]	24,000	24,000
CSC Holdings LLC
5.38%	02/01/28	[1]	5,000	5,231
6.50%	02/01/29	[1]	12,000	13,011
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	85,000	56,492
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
5.88%	08/15/27	[1]	30,000	31,349
Intelsat Jackson Holdings SA
(Luxembourg)
8.50%	10/15/24	[1,3,7,8]	38,000	22,040
9.75%	07/15/25	[1,3,7,8]	71,000	40,047
Level 3 Financing, Inc.
3.40%	03/01/27	[1]	10,000	10,536
3.88%	11/15/29	[1]	40,000	42,822

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Lumen Technologies, Inc.
4.00%	02/15/27	[1]	$24,000	$24,539
5.38%	06/15/29	[1]	42,000	42,908
National CineMedia LLC
5.88%	04/15/28	[1]	33,000	30,254
Qwest Corp.
7.25%	09/15/25		70,000	83,399
Scripps Escrow II, Inc.
5.38%	01/15/31	[1]	25,000	24,616
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[1]	200,000	229,163
Sinclair Television Group, Inc.
4.13%	12/01/30	[1]	52,000	50,895
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	105,000	112,271
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29	[1,3]	25,000	27,472
Time Warner Cable LLC
5.50%	09/01/41		100,000	122,750
T-Mobile USA, Inc.
2.25%	02/15/26		78,000	78,977
2.55%	02/15/31		10,000	10,042
2.63%	04/15/26		38,000	38,877
3.75%	04/15/27		10,000	11,022
3.88%	04/15/30		25,000	27,618
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[1,3]	66,000	69,647
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49	[3]	48,000	59,961

				1,575,726

Consumer Discretionary — 1.10%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.70%	02/01/36		15,000	18,152
4.90%	02/01/46		65,000	80,021
Bacardi Ltd.
(Bermuda)
5.30%	05/15/48	[1,3]	40,000	52,252
BAT Capital Corp.
2.73%	03/25/31		25,000	24,657
4.39%	08/15/37		20,000	21,508
4.54%	08/15/47		75,000	77,820
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	25,000	26,285
Primo Water Holdings, Inc.
4.38%	04/30/29	[1]	38,000	37,947

				338,642

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 136

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric — 0.85%
Entergy Texas, Inc.
3.45%	12/01/27		$150,000	$161,677
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	39,000	40,742
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	55,000	59,327

				261,746

Energy — 2.70%
Energy Transfer LP
5.40%	10/01/47		174,000	207,697
5.50%	06/01/27		3,000	3,522
Hess Corp.
4.30%	04/01/27		50,000	55,564
Kinder Morgan Energy Partners LP
5.00%	08/15/42		45,000	53,215
Occidental Petroleum Corp.
0.00%	10/10/36	[9]	55,000	30,388
Petroleos Mexicanos
(Mexico)
6.63%	06/15/35	[3]	15,000	14,306
6.75%	09/21/47	[3]	50,000	43,685
6.95%	01/28/60	[3]	35,000	30,455
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	100,000	103,500
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6]	34,545	32,127
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29		56,000	57,114
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		35,000	35,963
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25	[1,3]	27,470	27,557
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	20,000	19,931
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	10,450	10,499
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	04/01/26		32,000	33,360
6.88%	09/01/27		22,000	23,322
Venture Global Calcasieu Pass LLC
3.88%	08/15/29	[1]	45,000	46,415

				828,620

Entertainment — 0.10%
Cinemark USA, Inc.
5.25%	07/15/28	[1]	32,000	31,600

Finance — 3.34%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.95%	02/01/22	[3]	75,000	75,632

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Air Lease Corp.
(MTN)
2.30%	02/01/25		$75,000	$77,065
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	60,000	59,060
5.25%	05/15/24	[1,3]	10,000	10,934
Citigroup, Inc.
1.46%	06/09/27	[4]	145,000	144,280
3.11%	04/08/26	[4]	25,000	26,560
Ford Motor Credit Co. LLC
3.22%	01/09/22		30,000	30,113
(LIBOR USD 3-Month plus 1.27%)
1.40%	03/28/22	[2]	115,000	115,089
General Motors Financial Co., Inc.
3.15%	06/30/22		75,000	76,304
3.45%	04/10/22		20,000	20,216
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[4]	10,000	9,974
1.54%	09/10/27	[4]	90,000	89,763
3.27%	09/29/25	[4]	15,000	16,044
Goldman Sachs Group, Inc. (The),
Series VAR
1.09%	12/09/26	[4]	60,000	59,150
Morgan Stanley
1.59%	05/04/27	[4]	40,000	40,127
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	85,000	84,639
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	50,000	52,140
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	35,000	36,581

				1,023,671

Food — 1.22%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31	[1,3]	27,000	28,319
5.50%	01/15/30	[1,3]	25,000	27,836
Kraft Heinz Foods Co.
5.00%	06/04/42		74,000	90,907
Pilgrim’s Pride Corp.
3.50%	03/01/32	[1]	30,000	30,568
4.25%	04/15/31	[1]	25,000	26,751
Post Holdings, Inc.
4.63%	04/15/30	[1]	50,000	50,449
Smithfield Foods, Inc.
2.63%	09/13/31	[1]	45,000	43,890
3.35%	02/01/22	[1]	75,000	75,722

				374,442

See accompanying Notes to Financial Statements.

137 / Semi-Annual Report September 2021

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care — 2.98%
AbbVie, Inc.
3.60%	05/14/25		$50,000	$54,112
Bausch Health Americas, Inc.
9.25%	04/01/26	[1]	7,000	7,499
Bayer U.S. Finance II LLC
2.85%	04/15/25	[1]	20,000	20,584
4.38%	12/15/28	[1]	70,000	79,313
4.63%	06/25/38	[1]	35,000	41,342
Centene Corp.
2.45%	07/15/28		46,000	46,250
3.00%	10/15/30		59,000	60,549
CommonSpirit Health
2.78%	10/01/30		40,000	41,207
CVS Health Corp.
5.05%	03/25/48		60,000	77,407
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3]	47,000	33,958
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29	[1,3]	13,000	13,011
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26	[1]	30,000	30,150
HCA, Inc.
5.25%	04/15/25		12,000	13,609
5.25%	06/15/49		110,000	140,641
HCRX Investments Holdco LP
4.50%	08/01/29	[1]	30,000	30,188
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	15,000	15,567
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	35,000	36,954
5.38%	11/15/22		43,000	44,385
Mozart Debt Merger Sub, Inc.
3.88%	04/01/29	[1]	30,000	30,000
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	35,000	36,806
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	43,000	46,118
Universal Health Services, Inc.
1.65%	09/01/26	[1]	15,000	14,917

				914,567

Industrials — 1.95%
Ball Corp.
4.00%	11/15/23		30,000	31,688
Berry Global, Inc.
1.57%	01/15/26	[1]	40,000	40,036
4.88%	07/15/26	[1]	25,000	26,282
Boeing Co. (The)
1.43%	02/04/24		60,000	60,089
4.88%	05/01/25		10,000	11,138
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.60%	08/15/36	[2]	325,000	283,717

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Graphic Packaging International LLC
4.88%	11/15/22		$55,000	$56,875
Intertape Polymer Group, Inc.
(Canada)
4.38%	06/15/29	[1,3]	27,000	27,484
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	5,000	5,050
OI European Group BV
(Netherlands)
4.00%	03/15/23	[1,3]	15,000	15,325
Sealed Air Corp.
4.00%	12/01/27	[1]	5,000	5,344
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	34,000	34,832

				597,860

Information Technology — 0.33%
NCR Corp.
5.13%	04/15/29	[1]	37,000	38,199
Oracle Corp.
2.88%	03/25/31		10,000	10,311
3.95%	03/25/51		49,000	51,968

				100,478

Insurance — 1.00%
Athene Global Funding
1.61%	06/29/26	[1]	30,000	29,991
(SOFR Rate plus 0.70%)
0.75%	05/24/24	[1,2]	30,000	30,148
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	50,000	64,372
Nationwide Mutual Insurance Co.
2.41%	12/15/24	[1,4]	75,000	75,089
Teachers Insurance & Annuity Association of America
4.27%	05/15/47	[1]	65,000	78,567
Willis North America, Inc.
4.50%	09/15/28		25,000	28,611

				306,778

Materials — 0.08%
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[1]	26,000	25,795

Real Estate Investment Trust (REIT) — 1.40%
American Campus Communities Operating Partnership LP
3.63%	11/15/27		50,000	54,757
3.75%	04/15/23		35,000	36,452
CyrusOne LP/CyrusOne Finance Corp.
2.15%	11/01/30		5,000	4,705
2.90%	11/15/24		80,000	83,938
GLP Capital LP/GLP Financing II, Inc.
5.25%	06/01/25		10,000	11,163
5.38%	04/15/26		65,000	73,983
5.75%	06/01/28		25,000	29,363
Lexington Realty Trust
2.70%	09/15/30		35,000	35,463

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 138

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
SL Green Operating Partnership LP
3.25%	10/15/22		$40,000	$41,004
Ventas Realty LP
4.40%	01/15/29		50,000	57,205

				428,033

Retail — 0.26%
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	35,000	36,417
Yum! Brands, Inc.
4.63%	01/31/32		40,000	42,725

				79,142

Services — 0.62%
GFL Environmental, Inc.
(Canada)
4.75%	06/15/29	[1,3]	28,000	28,800
HealthEquity, Inc.
4.50%	10/01/29	[1]	30,000	30,513
IHS Markit Ltd.
(Bermuda)
4.00%	03/01/26	[1,3]	7,000	7,710
4.75%	02/15/25	[1,3]	25,000	27,689
5.00%	11/01/22	[1,3]	45,000	46,718
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	48,000	48,547

				189,977

Transportation — 0.72%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		113,533	114,438
JetBlue Airways Pass-Through Trust,
Series 1A
4.00%	11/15/32		96,728	105,935

				220,373

Total Corporates
(Cost $8,277,574)				8,585,202

MORTGAGE-BACKED — 32.84%**
Non-Agency Commercial Mortgage-Backed — 11.75%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[1,4]	1,500,000	56,837
BCRR Trust,
Series 2016-FRR3, Class E
(-1.00 X LIBOR USD 1-Month plus 18.35%)
2.02%	05/26/26	[1,2]	88,636	82,139
BX Commercial Mortgage Trust,
Series 2020-FOX, Class G
(LIBOR USD 1-Month plus 4.75%)
4.83%	11/15/32	[1,2]	120,557	122,313
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.89%	09/10/45	[1,4]	1,345,808	12,378

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class XA (IO)
1.50%	04/10/46	[4]	$4,310,824	$70,323
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.11%	10/10/47	[4]	4,274,245	104,913
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.65%	04/15/47	[1,4]	280,975	1,133
Commercial Mortgage Trust,
Series 2012-CR2, Class XA (IO)
1.77%	08/15/45	[4]	16,815,849	125,718
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.99%	10/15/45	[4]	7,743,433	66,610
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.65%	12/10/45	[4]	4,541,598	62,769
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
1.29%	10/10/46	[4]	1,767,973	33,794
Commercial Mortgage Trust,
Series 2014-CR17, Class XA (IO)
1.12%	05/10/47	[4]	2,748,843	56,823
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.72%	02/10/37	[1,4]	1,667,987	31,678
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class X1 (IO)
0.69%	09/15/37	[1,4]	9,783,817	182,518
CSAIL Commercial Mortgage Trust,
Series 2015-C1, Class XA (IO)
0.97%	04/15/50	[4]	1,711,483	38,505
CSMC,
Series 2018-SITE, Class B
4.53%	04/15/36	[1]	100,000	103,285
CSMC,
Series 2019-RIO, Class A
(LIBOR USD 1-Month plus 3.02%)
4.02%	12/15/21	[1,2]	100,000	100,183
DBUBS Mortgage Trust,
Series 2011-LC3A, Class C
5.55%	08/10/44	[1,4]	175,257	175,969
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.63%	02/10/46	[4]	3,918,280	60,265
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.45%	02/10/37	[1,4]	940,000	10,689
GS Mortgage Securities Trust,
Series 2012-GC6, Class XA (IO)
1.72%	01/10/45	[1,4]	2,490,862	62
GS Mortgage Securities Trust,
Series 2012-GC6, Class XB (IO)
0.32%	01/10/45	[1,4]	5,745,340	3,537

See accompanying Notes to Financial Statements.

139 / Semi-Annual Report September 2021

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
2.08%	11/10/45	[4]	$2,646,423	$41,783
GS Mortgage Securities Trust,
Series 2013-GC16, Class XB (IO)
0.33%	11/10/46	[4]	45,024,000	184,265
GS Mortgage Securities Trust,
Series 2014-GC24, Class XA (IO)
0.85%	09/10/47	[4]	2,855,963	52,653
Harvest Commercial Capital Loan Trust,
Series 2019-1, Class A
3.29%	09/25/46	[1,4]	71,513	71,909
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class XA (IO)
1.20%	11/15/45	[4]	7,617,675	130,162
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class XA (IO)
0.98%	09/15/47	[4]	2,466,818	49,201
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.67%	04/15/47		57,432	57,975
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XA (IO)
1.12%	08/15/47	[4]	497,061	11,644
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.98%	11/15/47	[4]	4,970,300	111,167
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class XA (IO)
1.10%	01/15/48	[4]	2,804,111	71,122
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C32, Class A2
2.82%	11/15/48		149,322	150,715
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class XA (IO)
1.08%	12/15/46	[4]	5,428,687	82,185
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.54%	12/15/47	[4]	1,615,603	19,261
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.21%	01/15/46	[4]	6,289,890	10,651
Ladder Capital Commercial Mortgage Trust,
Series 2013-GCP, Class XA (IO)
1.34%	02/15/36	[1,4]	1,466,861	88,976
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9, Class XB (IO)
0.39%	05/15/46	[1,4]	12,532,749	60,212
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class A4
2.86%	11/15/45		89,977	91,150
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
1.12%	12/15/47	[4]	2,848,889	71,478

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class XA (IO)
0.70%	07/15/50	[4]	$3,075,209	$55,098
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA (IO)
2.20%	05/10/45	[1,4]	1,379,112	8,646
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.80%	07/15/58	[4]	3,412,265	69,395
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6, Class XA (IO)
1.74%	11/15/49	[4]	1,536,185	77,668
WF-RBS Commercial Mortgage Trust
Series 2013-C13, Class XB (IO)
0.59%	05/15/45	[1,4]	10,000,000	70,035
WF-RBS Commercial Mortgage Trust
Series 2014-C21, Class XA (IO)
1.17%	08/15/47	[4]	3,682,626	86,172
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
2.02%	11/15/45	[1,4]	5,936,168	73,837
WF-RBS Commercial Mortgage Trust,
Series 2013-C12, Class XA (IO)
1.24%	03/15/48	[1,4]	5,283,890	62,617
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.81%	06/15/46	[4]	2,468,542	19,342
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.22%	12/15/46	[4]	5,513,675	106,241
WF-RBS Commercial Mortgage Trust,
Series 2013-UBS1, Class XA (IO)
1.12%	03/15/46	[4]	7,047,924	118,073

				3,606,074

Non-Agency Mortgage-Backed — 8.12%
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,4]	104,625	105,099
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61	[1,4]	115,000	103,358
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.98%	04/19/36	[4]	214,646	189,232
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
(LIBOR USD 1-Month plus 0.44%)
0.53%	06/25/45	[2]	136,701	130,202
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
2.95%	05/25/37	[4]	268,897	255,117
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37		260,648	243,117

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 140

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Impac CMB Trust,
Series 2004-4, Class 1A2
(LIBOR USD 1-Month plus 0.62%)
0.71%	09/25/34	[2]	$112,603	$112,354
Impac CMB Trust,
Series 2004-6, Class 1A2
(LIBOR USD 1-Month plus 0.78%)
0.87%	10/25/34	[2]	144,127	144,701
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
2.97%	12/25/35	[4]	274,758	275,582
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A2
5.88%	06/25/21		15,119	19,084
JPMorgan Mortgage Trust,
Series 2007-S1, Class 1A2
5.50%	03/25/22		13,252	13,198
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.42%	04/25/37	[2,5,6]	1,696,107	126,270
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.05%	09/25/34	[4]	149,803	149,186
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[4]	966,990	395,052
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.41%	03/25/35	[4]	122,880	73,719
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
2.66%	09/25/34	[4]	152,339	154,833

				2,490,104

U.S. Agency Commercial Mortgage-Backed — 6.20%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.97%	07/25/39	[4]	501,289	17,549
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	535,000	57,103
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K021, Class X3 (IO)
2.03%	07/25/40	[4]	1,150,000	15,829
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K022, Class X3 (IO)
1.87%	08/25/40	[4]	5,250,000	78,634
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K023, Class X3 (IO)
1.75%	10/25/40	[4]	4,050,000	57,304

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K024, Class X3 (IO)
1.71%	11/25/40	[4]	$8,000,000	$121,823
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K027, Class X3 (IO)
1.76%	01/25/41	[4]	5,000,000	104,372
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K028, Class X3 (IO)
1.72%	06/25/41	[4]	2,142,000	49,524
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X3 (IO)
1.72%	07/25/41	[4]	5,999,569	149,520
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K034, Class X1 (IO)
0.19%	07/25/23	[4]	6,160,160	8,776
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K040, Class X3 (IO)
2.10%	11/25/42	[4]	1,100,000	64,195
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K723, Class X1 (IO)
1.04%	08/25/23	[4]	10,078,739	141,602
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K724, Class X1 (IO)
0.39%	11/25/23	[4]	14,607,702	71,610
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC04, Class X1 (IO)
1.40%	12/25/26	[4]	2,268,664	97,359
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.34%	06/25/27	[4]	1,991,621	94,056
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS11, Class XFX (IO)
1.76%	06/25/29	[4]	350,000	34,585
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q010, Class XPT2 (IO)
0.36%	08/25/24		2,924,136	17,566
FREMF Mortgage Trust
Series 2017-K66, Class X2A (IO)
0.10%	06/25/27		26,821,246	124,480
FREMF Mortgage Trust,
Series 2012-K23, Class X2A (IO)
0.13%	10/25/45	[1]	59,177,346	47,549

See accompanying Notes to Financial Statements.

141 / Semi-Annual Report September 2021

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
FREMF Mortgage Trust,
Series 2017-K726, Class X2B (IO)
0.10%	07/25/49	[1]	$25,000,000	$60,187
Ginnie Mae,
Series 2009-114, Class IO (IO)
0.03%	10/16/49	[4]	4,569,734	428
Ginnie Mae,
Series 2010-148, Class IO (IO)
0.29%	09/16/50	[4]	1,541,742	17,826
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.69%	12/16/51	[4]	3,144,499	57,025
Ginnie Mae,
Series 2012-125, Class IO (IO)
0.21%	02/16/53	[4]	9,528,417	72,167
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.74%	04/16/53	[4]	7,150,274	75,911
Ginnie Mae,
Series 2013-156, Class IO (IO)
0.34%	06/16/55	[4]	6,137,885	79,226
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.16%	02/16/46	[4]	2,866,415	74,837
Ginnie Mae,
Series 2013-74, Class IO (IO)
0.57%	12/16/534		3,405,385	55,801
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.26%	05/16/55	[4]	1,079,212	16,197
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.90%	11/16/54	[4]	679,593	24,757
Ginnie Mae,
Series 2015-47, Class IO (IO)
0.43%	10/16/56	[4]	618,641	15,796

				1,903,594

U.S. Agency Mortgage-Backed — 6.77%
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
10.77%	05/25/23	[2]	351	375
Fannie Mae REMICS,
Series 2000-45, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
7.86%	12/18/30	[2]	66,769	8,040
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	329	366
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	3,317	3,880

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
6.01%	10/25/25	[2]	$406,052	$29,543
Fannie Mae REMICS,
Series 2006-125, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
7.11%	01/25/37	[2]	600,271	124,611
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.96%	11/25/36	[2]	758,582	138,170
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
6.33%	05/25/40	[2]	703,010	142,804
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	3,705	3,869
Freddie Mac REMICS,
Series 1673, Class SD
(-2.15 X US Treasury Yield Curve Rate T Note Constant
Maturity 10-Year plus 19.39%, 18.31% Cap)
16.68%	02/15/24	[2]	21,441	24,049
Freddie Mac REMICS,
Series 3247, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.65%, 0.15% Cap)
0.15%	08/15/36	[2]	9,781,085	43,765
Freddie Mac REMICS,
Series 3289, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
6.04%	03/15/37	[2]	530,186	97,005
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
14.13%	11/26/23	[2]	13,625	15,192
UMBS (TBA)
2.00%	11/01/51		725,000	725,522
2.50%	11/01/51		700,000	720,315

				2,077,506

Total Mortgage-Backed
(Cost $14,018,926)				10,077,278

MUNICIPAL BONDS — 0.47%*

California — 0.16%
California State University Revenue Bonds, University &
College Improvements, Series B
2.37%	11/01/35		15,000	14,695
City of San Francisco Public Utilities Commission Water
Revenue Bonds, Series E
2.83%	11/01/41		35,000	35,677

				50,372

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 142

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

Florida — 0.05%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.86%	10/01/35	$15,000	$15,460

New York — 0.26%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	5,000	6,788
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	75,000	72,320

			79,108

Total Municipal Bonds
(Cost $144,464)			144,940

Total Bonds — 90.82%
(Cost $32,181,837)			27,870,530

Issues		Shares	Value

COMMON STOCK — 0.23%

Financials — 0.23%
AGNC Investment Corp.		4,500	70,965

Total Common Stock
(Cost $64,005)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 9.24%

Money Market Funds — 0.12%
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[10]		28,546	28,546
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[10]		7,000	7,000

			35,546

U.S. Agency Discount Notes — 3.26%
Federal Home Loan Bank
0.04%[11]	10/15/21	1,000,000	999,996

U.S. Treasury Bills — 5.86%
U.S. Treasury Bills
0.05%[11]	10/07/21	1,000,000	999,995

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
0.04%[11]	03/03/22	$800,000	$799,868

			1,799,863

Total Short-Term Investments
(Cost $2,835,384)			2,835,405

Total Investments - 100.29%
(Cost $35,081,226)			30,776,900

Liabilities in Excess of Other Assets - (0.29)%			(88,739)

Net Assets - 100.00%			$30,688,161

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $279,796, which is 0.91% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2021.
[10]	Represents the current yield as of September 30, 2021.
[11]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligation

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

143 / Semi-Annual Report September 2021

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	18	12/31/21	$2,209,359	$(6,575)	$(6,575)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	8	12/21/21	(1,162,000)	20,011	20,011
U.S. Treasury Ultra Bond	7	12/21/21	(1,337,438)	41,028	41,028

			(2,499,438)	61,039	61,039

TOTAL FUTURES CONTRACTS			$(290,079)	$54,464	$54,464

			Received by the Fund		Paid by the Fund

Description	Put/ Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate			3-month USD
Swap[1]	Call	07/24/53	LIBOR	Quarterly	1.77%	Semi-annually	$60	$2,690	$—	$2,690
Interest Rate			3-month USD
Swap[1]	Call	07/24/53	LIBOR	Quarterly	1.79%	Semi-annually	35	1,470	—	1,470
Interest Rate			3-month USD
Swap[1]	Call	07/24/53	LIBOR	Quarterly	1.81%	Semi-annually	30	1,108	—	1,108
Interest Rate			3-month USD
Swap[1]	Call	09/28/53	LIBOR	Quarterly	1.87%	Semi-annually	70	1,711	—	1,711
Interest Rate					3-month USD
Swap[1]	Call	07/24/25	1.03%	Semi-annually	LIBOR	Quarterly	660	(3,906)	—	(3,906)
Interest Rate					3-month USD
Swap[1]	Call	07/24/25	1.03%	Semi-annually	LIBOR	Quarterly	490	(2,823)	—	(2,823)
Interest Rate					3-month USD
Swap[1]	Call	07/24/25	1.07%	Semi-annually	LIBOR	Quarterly	330	(1,649)	—	(1,649)
Interest Rate					3-month USD
Swap[1]	Call	09/28/25	1.39%	Semi-annually	LIBOR	Quarterly	830	(266)	—	(266)

TOTAL SWAPS CONTRACTS							$2,505	$(1,664)	$—	$(1,664)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 144

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

BONDS – 110.58%

ASSET-BACKED SECURITIES — 5.62%**
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 11/25/21)
7.40%	06/25/32	$29,188	$29,508
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.19%	12/27/44[1,2]	19,165,917	19,449,293
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.31%	02/25/37[2]	19,449,162	19,325,695
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
0.73%	05/25/34[2]	152,830	149,906
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.30%)
0.39%	06/25/36[2]	2,692,439	2,417,967
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP2, Class A1
(LIBOR USD 1-Month plus 0.38%)
0.47%	06/25/37[2]	33,318,532	28,935,576
ACRES Commercial Realty Ltd.,
Series 2021-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.20%)
1.28%	06/15/36[1,2,3]	19,750,000	19,773,325
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 1A4
(LIBOR USD 1-Month plus 0.70%)
0.79%	12/25/35[2]	77,822	77,911
AIG CLO LLC,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
0.00%	04/15/34[1,2,3]	48,800,000	48,839,382
Aimco CLO 11 Ltd.,
Series 2020-11A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.38%)
1.51%	10/15/31[1,2,3]	7,100,000	7,101,065
Aimco CLO 12 Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.21%)
1.34%	01/17/32[1,2,3]	48,385,000	48,414,515
Aimco CLO,
Series 2015-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
0.98%	01/15/28[1,2,3]	2,183,781	2,183,038
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 10/25/21)
2.86%	07/25/59[1]	169,509	171,159

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.59%)
0.67%	03/25/36[2]	$8,152,045	$8,191,166
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-R10, Class A1
(LIBOR USD 1-Month plus 0.66%)
0.75%	11/25/34[2]	7,517,868	7,349,172
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.27%	10/16/28[1,2,3]	43,350,394	43,355,163
AMMC CLO 23 Ltd.,
Series 2020-23A, Class A1L
(Cayman Islands)
(LIBOR USD 3-Month plus 1.40%)
1.53%	10/17/31[1,2,3]	11,960,000	11,962,870
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 11/25/21)
7.37%	10/25/27	18,994	19,282
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
1.19%	04/20/31[1,2,3]	21,475,000	21,475,430
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
0.82%	10/25/35[2]	199,136	199,407
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class A1
(LIBOR USD 1-Month plus 0.52%)
0.61%	11/25/35[2]	4,731,493	4,691,501
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class M1
(LIBOR USD 1-Month plus 0.66%)
0.75%	11/25/35[2]	19,840,000	19,671,344
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(LIBOR USD 1-Month plus 0.32%)
0.41%	11/25/36[2]	44,769,257	25,826,243
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2A
(LIBOR USD 1-Month plus 0.75%)
0.84%	06/25/37[2]	24,824,399	23,245,721
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.09%	06/25/37[2]	18,135,093	17,963,532

See accompanying Notes to Financial Statements.

145 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE5, Class A1
(LIBOR USD 1-Month plus 0.13%)
0.21%	07/25/36[2]	$1,857,080	$1,830,814
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.23%)
0.32%	11/25/36[2]	18,411,000	18,020,180
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	01/20/28[1,2,3]	22,988,702	22,975,599
Barings CLO Ltd.,
Series 2016-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.21%	07/20/28[1,2,3]	38,342,960	38,383,066
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.08%	07/20/29[1,2,3]	35,646,000	35,658,440
Barings CLO Ltd.,
Series 2020-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.35%	01/20/32[1,2,3]	19,110,000	19,124,333
Bayview Commercial Asset Trust,
Series 2004-1, Class A
(LIBOR USD 1-Month plus 0.54%)
0.63%	04/25/34[1,2]	10,303	10,308
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
0.73%	08/25/34[1,2]	158,040	157,451
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.64%	01/25/35[1,2]	982,361	971,821
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.54%	04/25/35[1,2]	2,122,169	2,084,417
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.14%)
0.23%	11/25/36[2]	5,574,895	5,275,054
BlueMountain CLO XXXII Ltd.,
Series 2021-32A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.78%	10/15/34[1,2,3]	25,000,000	25,020,900

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.11%	07/20/29[1,2,3]	$28,145,000	$28,152,318
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)
0.79%	12/26/35[2]	32,096	31,912
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.33%	02/25/35[2]	12,315,000	12,535,115
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 1.05%)
1.18%	11/25/33[2]	16,050,000	16,262,839
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.13%	10/27/36[2]	24,361,000	24,661,768
Carrington Mortgage Loan Trust,
Series 2005-NC5, Class M1
(LIBOR USD 1-Month plus 0.72%)
0.81%	10/25/35[2]	140,636	141,322
Carrington Mortgage Loan Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.31%)
0.40%	01/25/36[2]	21,972,937	21,965,399
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.53%)
0.61%	02/25/36[2]	113,117	112,771
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.40%	10/25/32[1,2,3]	4,970,000	4,970,929
Chase Funding Trust,
Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
0.69%	07/25/33[2]	3,059	2,893
Chase Funding Trust,
Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
0.59%	02/26/35[2]	5,668	5,217
CIFC Funding Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
0.00%	10/20/34[1,2,3]	9,000,000	9,005,409
CIFC Funding Ltd.,
Series 2021-6A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
0.00%	10/15/34[1,2,3]	20,000,000	20,010,000

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 146

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
0.43%	06/25/42[1,2]	$11,178,136	$10,329,293
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
1.44%	10/25/37[1,2]	30,223,631	30,508,712
Citicorp Residential Mortgage Trust,
Series 2006-2, Class A5 (STEP-reset date 11/25/21)
5.22%	09/25/36	146,643	148,493
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A5 (STEP-reset date 11/25/21)
5.17%	03/25/37	389,276	398,444
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.29%)
0.38%	08/25/36[2]	185,065	186,057
Citigroup Mortgage Loan Trust,
Series 2006-WF2, Class A1 (STEP-reset date 11/25/21)
7.25%	05/25/36	36,172,618	25,228,998
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3, Class A3
(LIBOR USD 1-Month plus 0.25%)
0.34%	06/25/37[2]	82,940	82,747
Clear Creek CLO,
Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.33%	10/20/30[1,2,3]	27,190,000	27,195,166
College Loan Corp. Trust,
Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.49%)
0.62%	01/15/37[2]	2,172,019	2,074,432
Conseco Finance Corp.,
Series 1996-7, Class M1
7.70%	09/15/26[4]	53,727	53,888
Countrywide Asset-Backed Certificates Trust,
Series 2005-13, Class AF4
5.81%	04/25/36[4]	190,158	190,388
Countrywide Asset-Backed Certificates Trust,
Series 2005-AB2, Class 1A1
(LIBOR USD 1-Month plus 0.46%)
0.55%	11/25/35[2]	841,993	842,532
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
0.89%	10/25/47[2]	8,859,294	8,864,884
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 11/25/21)
3.95%	01/25/33	10,932	11,129
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.23%	10/25/36[2]	44,120,608	38,280,385

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB8, Class A1
(LIBOR USD 1-Month plus 0.28%)
0.37%	10/25/36[2]	$12,240,976	$11,537,193
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A3
(LIBOR USD 1-Month plus 0.15%)
0.24%	11/25/36[2]	26,438,177	15,896,012
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF4 (STEP-reset date 11/25/21)
3.26%	01/25/37	6,707,132	2,846,716
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF5 (STEP-reset date 11/25/21)
3.26%	01/25/37	12,604,299	5,353,369
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A2
(LIBOR USD 1-Month plus 0.17%)
0.26%	04/25/37[2]	23,451,329	17,835,118
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 11/25/21)
3.66%	02/25/37	28,434,454	22,702,443
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2D (STEP-reset date 11/25/21)
3.66%	02/25/37	20,818,254	16,869,499
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2E (STEP-reset date 11/25/21)
3.66%	02/25/37	3,785,767	3,022,425
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B (STEP-reset date 11/25/21)
6.28%	12/25/36	5,268,016	427,276
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
0.94%	11/15/28[1,2,3]	18,140,245	18,148,227
Dryden 83 CLO Ltd.,
Series 2020-83A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.35%	01/18/32[1,2,3]	29,220,000	29,250,564
Dryden 92 CLO Ltd.,
Series 2021-92A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
0.00%	11/20/34[1,2,3]	22,500,000	22,512,353
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.03%	04/15/29[1,2,3]	22,577,849	22,578,074

See accompanying Notes to Financial Statements.

147 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.38%	01/15/34[1,2,3]	$23,950,000	$24,005,085
Eaton Vance CLO Ltd.,
Series 2020-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.73%	10/15/34[1,2,3]	25,000,000	25,012,150
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
1.44%	07/26/66[1,2]	35,113,794	36,424,412
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.89%	04/26/32[1,2]	10,845,906	10,851,030
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.78%	04/25/35[2]	13,192	13,132
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.14%	03/25/36[2]	8,832,637	8,886,043
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
1.44%	03/25/36[1,2]	11,174,669	11,316,303
Elmwood CLO XI Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
0.00%	10/20/34[1,2,3]	16,000,000	16,008,784
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33[4]	8,558	8,657
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1 (STEP-reset date 11/25/21)
5.80%	11/25/32	36,213	37,268
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.41%	10/25/36[2]	11,287,456	9,157,499
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(LIBOR USD 1-Month plus 0.48%)
0.57%	10/25/36[2]	711,760	585,608
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
0.20%	12/25/37[2]	6,277,424	5,991,917
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
0.25%	12/25/37[2]	17,263,479	16,530,047

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
0.30%	12/25/37[2]	$12,512,008	$12,017,939
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(LIBOR USD 1-Month plus 0.30%)
0.39%	04/25/36[2]	14,761,786	14,639,143
First Franklin Mortgage Loan Trust,
Series 2006-FF8, Class IIA4
(LIBOR USD 1-Month plus 0.46%)
0.55%	07/25/36[2]	26,320,118	26,035,558
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
0.23%	01/25/38[2]	60,140,994	41,452,655
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.23%	03/25/37[2]	54,539,120	36,010,738
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.19%	03/25/37[2]	23,612,019	14,686,744
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.24%	03/25/37[2]	13,536,393	8,498,778
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.31%	03/25/37[2]	25,204,405	16,030,702
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
1.26%	07/19/34[1,2,3]	52,500,000	52,575,180
GCO Education Loan Funding Trust,
Series 2006-1, Class A11L
(LIBOR USD 3-Month plus 0.23%)
0.36%	05/25/36[2]	25,000,000	24,539,274
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	25,229,417	25,735,589
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.61%	06/25/30[2]	11,472	11,241
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.58%	08/25/42[2]	1,978,028	1,850,934
Goal Structured Solutions Trust,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
0.74%	09/25/41[1,2]	16,737,612	16,726,981

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 148

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.24%	10/20/34[1,2,3]	$36,180,000	$36,204,819
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
1.24%	10/29/29[1,2,3]	5,283,000	5,285,731
GSAA Home Equity Trust,
Series 2005-11, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
0.65%	10/25/35[2]	672,153	673,476
GSAA Home Equity Trust,
Series 2005-11, Class 2A2
(LIBOR USD 1-Month plus 0.64%)
0.73%	10/25/35[2]	116,557	116,604
GSAA Home Equity Trust,
Series 2005-11, Class 3A2
(LIBOR USD 1-Month plus 0.64%)
0.73%	10/25/35[2]	62,299	62,312
GSAA Home Equity Trust,
Series 2005-6, Class M1
(LIBOR USD 1-Month plus 0.65%)
0.73%	06/25/35[2]	103,672	104,341
GSAMP Trust,
Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.70%)
0.79%	12/25/35[2]	24,251,121	23,937,578
GSAMP Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.58%)
0.67%	02/25/36[2]	58,962	58,933
GSAMP Trust,
Series 2007-HE2, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.32%	03/25/47[2]	73,018,983	68,880,304
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
0.37%	10/25/36[2]	55,664,424	24,100,119
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	34,456	34,785
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	599,359	672,846
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[1]	39,467,002	43,455,427
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A (STEP-reset date 11/25/21)
6.33%	07/25/36	31,472,295	13,266,186

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6 (STEP-reset date 11/25/21)
6.50%	07/25/36	$4,388,736	$1,871,449
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A1
(LIBOR USD 1-Month plus 0.15%)
0.24%	05/25/37[2]	20,971,983	20,274,416
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A5
(LIBOR USD 1-Month plus 0.26%)
0.35%	06/25/37[2]	142,229	141,506
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
0.19%	03/25/47[2]	122,648	74,814
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2 (STEP-reset date 11/25/21)
4.22%	03/25/47	8,023,383	6,296,989
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3 (STEP-reset date 11/25/21)
4.22%	05/25/35	6,752,656	5,299,607
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4 (STEP-reset date 11/25/21)
4.22%	03/25/47	3,069,389	2,408,836
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.37%	03/25/47[2]	240,000	233,536
LCM XIII LP,
Series 13A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.27%	07/19/27[1,2,3]	25,575,000	25,573,466
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.37%	07/15/27[1,2,3]	10,760,470	10,763,805
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
1.17%	10/20/27[1,2,3]	3,894,888	3,895,877
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
1.01%	04/20/28[1,2,3]	16,739,768	16,737,089
Lehman ABS Mortgage Loan Trust,
Series 2007-1, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
0.29%	06/25/37[1,2]	217,320	181,860
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-1A, Class 2A3
5.62%	03/25/37[1,4]	950,113	973,247

See accompanying Notes to Financial Statements.

149 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Lehman XS Trust,
Series 2006-5, Class 1A1A
(LIBOR USD 1-Month plus 0.42%)
0.51%	04/25/36[2]	$23,282,060	$22,473,132
Lehman XS Trust,
Series 2006-8, Class 1A1A
(LIBOR USD 1-Month plus 0.16%)
0.41%	06/25/36[2]	31,032,351	29,209,793
LoanCore Issuer Ltd.,
Series 2021-CRE5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
1.38%	07/15/36[1,2,3]	45,000,000	45,086,589
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
0.99%	10/25/34[2]	96,578	96,251
Lucali CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.21%)
1.34%	01/15/33[1,2,3]	11,550,000	11,564,553
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.28%	04/19/33[1,2,3]	30,825,000	30,856,442
Madison Park Funding XXX Ltd.,
Series 2018-30A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
0.88%	04/15/29[1,2,3]	7,057,143	7,058,836
Madison Park Funding XXXVIII Ltd.,
Series 2021-38A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
1.25%	07/17/34[1,2,3]	20,500,000	20,524,682
Magnetite XVIII Ltd.,
Series 2016-18A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.20%	11/15/28[1,2,3]	20,600,000	20,606,407
Magnetite XXV Ltd.,
Series 2020-25A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.33%	01/25/32[1,2,3]	27,025,000	27,047,188
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.39%	11/25/36[2]	13,452,082	6,059,370
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.42%)
0.51%	11/25/36[2]	3,736,689	1,633,524

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
0.30%	05/25/37[2]	$22,845,664	$22,532,354
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.23%	04/25/37[2]	153,294,238	92,510,298
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.17%)
0.26%	04/25/37[2]	29,985,847	16,807,046
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
0.34%	04/25/37[2]	62,815,608	35,792,334
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.33%	05/25/37[2]	30,871,878	17,746,208
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.32%)
0.41%	05/25/37[2]	15,245,874	8,907,565
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.27%	06/25/37[2]	12,084,681	11,477,002
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
0.34%	06/25/37[2]	16,140,357	15,422,778
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
0.21%	07/25/37[2]	26,691,111	23,363,571
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
0.25%	07/25/37[2]	19,565,248	17,199,455
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B (STEP-reset date 11/25/21)
3.79%	03/25/37	28,930,669	9,566,426
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D (STEP-reset date 11/25/21)
3.79%	03/25/37	22,643,040	7,488,619
Mid-State Capital Corp. Trust,
Series 2004-1, Class A
6.01%	08/15/37	158,714	167,215
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	9,948,411	10,614,524
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[1]	8,250,681	8,746,920

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 150

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	$163,253	$171,904
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.24%)
0.33%	04/25/37[2]	4,658,889	1,894,426
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.37%	09/25/36[2]	2,619,328	2,604,706
Nationstar Home Equity Loan Trust,
Series 2007-A, Class AV4
(LIBOR USD 1-Month plus 0.23%)
0.32%	03/25/37[2]	84,933	84,495
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
0.34%	06/25/37[2]	6,596,630	6,519,513
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
0.60%	06/25/31[2]	710,123	697,109
Navient Student Loan Trust,
Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
0.73%	03/25/83[2]	34,744,053	34,737,679
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
0.71%	03/25/83[2]	60,640,671	60,567,463
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
0.71%	03/25/83[2]	91,048,440	90,915,401
Navient Student Loan Trust,
Series 2014-6, Class A
(LIBOR USD 1-Month plus 0.61%)
0.70%	03/25/83[2]	37,689,904	37,622,160
Navient Student Loan Trust,
Series 2014-7, Class A
(LIBOR USD 1-Month plus 0.61%)
0.70%	03/25/83[2]	76,955,269	76,808,357
Navient Student Loan Trust,
Series 2015-1, Class A2
(LIBOR USD 1-Month plus 0.60%)
0.69%	04/25/40[2]	57,911,875	57,919,472
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
0.66%	11/26/40[2]	113,999,452	113,861,875
Navient Student Loan Trust,
Series 2016-7A, Class A
(LIBOR USD 1-Month plus 1.15%)
1.24%	03/25/66[1,2]	56,988,747	58,074,107

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.45%)
0.58%	08/23/36[1,2]	$11,356,250	$11,331,584
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.69%	10/27/36[1,2]	9,668,286	9,646,709
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
1.04%	11/25/48[1,2]	11,630,000	11,857,508
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
0.64%	07/25/46[1,2]	54,531,295	54,391,384
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
0.68%	04/25/46[1,2]	102,245,330	101,969,955
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
0.99%	06/25/54[1,2]	8,890,000	8,987,834
Neuberger Berman Loan Advisers CLO 33 Ltd.,
Series 2019-33A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
0.00%	10/16/33[1,2,3]	23,000,000	23,013,915
Neuberger Berman Loan Advisers CLO 36 Ltd.,
Series 2020-36A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.38%	04/20/33[1,2,3]	25,455,000	25,492,368
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
1.17%	01/25/34[2]	102,026	101,687
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.76%	03/25/35[2]	318,837	319,261
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.53%	02/25/36[2]	142,751	142,112
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.66%)
0.75%	02/25/36[2]	45,062	43,519
Nomura Home Equity Loan, Inc., Home Equity Loan Trust,
Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.54%)
0.63%	03/25/36[2]	10,272,727	10,287,171

See accompanying Notes to Financial Statements.

151 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
1.08%	10/25/41[2]	$14,866,974	$14,914,944
NYACK Park CLO Ltd.,
Series 2021-1A, Class B1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
0.00%	10/20/34[1,2,3]	20,000,000	20,012,040
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	20,878,109	8,242,600
OCP CLO Ltd.,
Series 2020-19A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.83%	10/20/34[1,2,3]	15,500,000	15,509,223
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.76%	07/15/36[1,2,3]	7,250,000	7,257,489
OHA Credit Funding 3 Ltd.,
Series 2019-3A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.29%	07/02/35[1,2,3]	33,250,000	33,290,499
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.38%	10/19/32[1,2,3]	14,400,000	14,402,160
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.44%)
0.53%	01/25/36[2]	5,816,988	5,815,363
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
0.37%	05/25/37[2]	13,085,662	12,313,221
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.48%)
0.57%	05/25/37[2]	17,644,951	16,314,727
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.37%)
1.49%	11/15/31[1,2,3]	32,300,000	32,370,349
Palmer Square CLO Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.79%	10/15/34[1,2,3]	19,500,000	19,510,706

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding Ltd.,
Series 2019-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
1.18%	04/20/27[1,2,3]	$4,843,776	$4,845,060
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.03%	10/24/27[1,2,3]	35,119,647	35,125,793
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.13%	04/20/28[1,2,3]	23,550,726	23,554,470
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.39%)
1.52%	01/20/34[1,2,3]	50,000,000	50,155,950
PHEAA Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.69%	10/25/41[1,2]	106,019,240	105,497,569
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP-reset date 11/25/21)
3.45%	01/25/36	22,910,000	21,017,467
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
0.35%	11/25/36[2]	34,100	33,919
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
0.40%	06/25/47[2]	23,015,500	21,992,769
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.21%	04/20/34[1,2,3]	42,730,000	42,715,472
Regatta XX Funding Ltd.,
Series 2021-2A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.78%	10/15/34[1,2,3]	12,000,000	12,007,596
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31	17,658	11,113
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
0.91%	09/25/35[2]	161,024	161,159
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.58%	04/25/36[2]	611,638	612,386

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 152

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.15%	10/15/29[1,2,3]	$26,680,000	$26,681,601
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.32%	10/20/30[1,2,3]	1,880,000	1,880,214
Rockford Tower CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.78%	08/20/32[1,2,3]	20,000,000	20,013,480
Rockford Tower CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
1.41%	01/20/32[1,2,3]	23,840,000	23,865,747
Saxon Asset Securities Trust,
Series 2001-2, Class AF6 (STEP-reset date 11/25/21)
6.81%	06/25/16	104	160
Saxon Asset Securities Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.24%	01/25/47[2]	2,181,641	2,149,221
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.33%	05/25/47[2]	183,536	159,940
Saxon Asset Securities Trust,
Series 2007-3, Class 2A3
(LIBOR USD 1-Month plus 0.40%)
0.49%	09/25/47[2]	30,779,761	29,660,684
Scholar Funding Trust,
Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.19%	03/28/46[1,2]	19,155,666	19,495,266
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 11/25/21)
2.92%	01/25/36	6,215,579	5,067,954
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB5, Class A3
(LIBOR USD 1-Month plus 0.28%)
0.37%	06/25/36[2]	235,139	184,632
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
0.20%	02/25/37[2]	5,807,549	3,640,919
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
0.36%	02/25/37[2]	28,749,184	18,533,567

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
0.32%	02/25/37[2]	$39,640,108	$21,678,618
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
0.22%	05/25/37[2]	15,679,076	13,748,160
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
0.44%	05/25/37[2]	11,825,024	10,630,463
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.24%	12/25/36[2]	30,088,499	21,637,431
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
0.23%	01/25/37[2]	15,657,983	14,438,315
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
0.33%	12/25/36[1,2]	13,565,435	10,583,982
Sixth Street CLO XVI Ltd.
Series 2021-20A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
0.00%	10/20/34[1,2,3]	25,000,000	25,015,100
Sixth Street CLO XVII Ltd.,
Series 2021-17A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.41%	01/20/34[1,2,3]	41,060,000	41,176,159
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	12/30/99[5,6]	31,164,634	31,253,500
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.41%	08/15/31[2]	260,108	243,388
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
1.72%	12/15/32[2]	11,314,112	11,638,450
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
0.71%	03/15/38[2]	49,975	48,140
SLM Student Loan Trust,
Series 2003-4, Class A5E
(LIBOR USD 3-Month plus 0.75%)
0.87%	03/15/33[1,2]	4,390,568	4,322,756
SLM Student Loan Trust,
Series 2005-9, Class A7A
(LIBOR USD 3-Month plus 0.60%)
0.73%	01/25/41[2]	55,472,549	55,510,028

See accompanying Notes to Financial Statements.

153 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
0.30%	01/25/41[2]	$31,314,329	$30,745,998
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
0.29%	01/25/41[2]	32,923,608	32,528,287
SLM Student Loan Trust,
Series 2007-1, Class A6
(LIBOR USD 3-Month plus 0.14%)
0.27%	01/27/42[2]	32,050,000	31,344,832
SLM Student Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.22%)
0.35%	01/27/42[2]	3,788,587	3,541,931
SLM Student Loan Trust,
Series 2007-3, Class A4
(LIBOR USD 3-Month plus 0.06%)
0.19%	01/25/22[2]	2,195,581	2,137,787
SLM Student Loan Trust,
Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
0.98%	04/27/43[2]	4,256,180	4,055,100
SLM Student Loan Trust,
Series 2007-7, Class A4
(LIBOR USD 3-Month plus 0.33%)
0.46%	01/25/22[2]	264,714	260,356
SLM Student Loan Trust,
Series 2008-1, Class A4
(LIBOR USD 3-Month plus 0.65%)
0.78%	01/25/22[2]	35,404,611	34,945,031
SLM Student Loan Trust,
Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
0.88%	04/25/23[2]	80,208,159	79,412,574
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	01/25/83[2]	38,874,000	37,339,858
SLM Student Loan Trust,
Series 2008-3, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.13%	10/25/21[2]	16,541	16,557
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	04/26/83[2]	2,260,000	2,134,953
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
1.78%	07/25/22[2]	1,928,112	1,967,583
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	04/25/73[2]	8,849,000	8,894,243

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.83%	07/25/23[2]	$28,030,861	$28,309,210
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/25/73[2]	37,199,000	36,843,973
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.23%	07/25/23[2]	12,073,331	12,141,046
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83[2]	31,424,000	31,604,455
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83[2]	17,206,000	17,277,274
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
1.63%	04/25/23[2]	2,508,421	2,524,229
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.38%	10/25/75[2]	625,000	629,614
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.63%	04/25/23[2]	57,295,823	57,700,067
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.38%	10/25/83[2]	45,100,000	45,575,943
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
0.84%	01/25/45[1,2]	147,946,965	148,825,178
SLM Student Loan Trust,
Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
1.24%	10/25/34[2]	2,485,364	2,533,838
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
1.04%	09/25/28[2]	586,014	581,218
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
0.79%	01/25/29[2]	12,371,949	12,182,345
SLM Student Loan Trust,
Series 2012-3, Class A
(LIBOR USD 1-Month plus 0.65%)
0.74%	12/27/38[2]	14,474,374	14,466,702

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 154

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
0.74%	05/26/26[2]	$21,440,134	$21,039,691
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
0.76%	06/25/35[2]	12,550,588	12,558,839
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	1.61[1,2]	17,450,000	16,099,754
TCI-Flatiron CLO Ltd.,
Series 2016-1A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.28%	01/17/32[1,2,3]	52,015,000	52,104,466
Treman Park CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
1.20%	10/20/28[1,2,3]	14,557,967	14,559,714
Trestles CLO IV Ltd.,
Series 2021-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
0.00%	07/21/34[1,2,3]	50,000,000	49,995,400
Voya CLO Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.79%	07/19/34[1,2,3]	11,825,000	11,832,805
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
0.20%	01/25/37[2]	3,338,387	2,070,873
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
0.24%	01/25/37[2]	41,069,198	26,115,211
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
0.32%	01/25/37[2]	10,344,768	6,666,702

Total Asset-Backed Securities
(Cost $4,929,478,766)			4,933,911,924

BANK LOANS — 1.60%*

Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/30/26[2]	18,429,354	18,371,762

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Communications — 0.34%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.08%	01/31/25[2]	$13,046,079	$12,985,545
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	03/15/27[2]	49,630,763	49,158,527
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	07/17/25[2]	15,933,106	15,742,626
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.58%	04/15/27[2]	9,512,444	9,418,319
Diamond Sports Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.34%	08/24/26[2]	46,869,752	29,391,084
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27[2]	48,710,000	48,796,217
Frontier Communications holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/01/28[2]	16,691,125	16,706,731
Intelsat Jackson Holdings SA,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 4.75%)
5.75%	07/13/22[2,3,7]	10,917,327	11,012,853
Term Loan B4, 1st Lien (Luxembourg)
(PRIME plus 5.50%)
8.75%	01/02/24[2,3]	2,000,000	2,038,130
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24[2,3]	25,379,651	25,855,520
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.83%	03/01/27[2]	22,889,876	22,638,431
Sinclair Television Group, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 3.00%)
3.09%	04/01/28[2]	12,817,875	12,721,741
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.08%	03/09/27[2]	47,411,678	47,048,267

			303,513,991

Consumer Discretionary — 0.01%
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	10/01/26[2]	7,685,093	7,715,373

See accompanying Notes to Financial Statements.

155 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Electric — 0.08%
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/06/26[2]	$44,260,937	$44,127,269
Homer City Generation LP,
Term Loan B, 1st Lien
(LIBOR plus 11.00%)
15.00%	04/05/23[2,5,6]	5,218,065	3,783,098
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	12/31/25[2]	27,031,816	26,857,326

			74,767,693

Entertainment — 0.01%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25[2]	7,775,088	6,430,620

Finance — 0.09%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.83%	02/27/26[2,3]	1,466,171	1,455,636
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	12/01/27[2]	16,443,580	16,475,481
Mozart Borrower, LP,
Term Loan B
(LIBOR plus 3.25%)
3.25%	09/30/28[2]	30,200,000	30,049,000
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.08%	04/30/28[2]	28,600,000	28,310,139

			76,290,256

Food — 0.05%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[2]	43,247,880	43,175,007
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
2.08%	05/01/26[2,3]	1,116,241	1,113,193

			44,288,200

Gaming — 0.03%
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.83%	12/23/24[2]	92,785	92,354

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Gaming (continued)
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.09%	03/17/28[2]	$12,935,000	$12,837,987
2.10%	12/27/24[2]	11,542,727	11,542,727

			24,473,068

Health Care — 0.59%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27[2]	67,063,000	67,251,782
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25[2]	6,520,459	6,502,560
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[2]	26,996,215	26,997,565
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	08/01/27[2]	93,547,325	92,519,708
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[2]	34,413,534	33,732,490
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25[2]	35,440,609	35,470,024
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.07%	11/15/27[2]	54,741,625	53,920,501
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	03/15/28[2]	72,355,555	72,310,333
Term Loan B1, 1st Lien
(LIBOR plus 2.25%)
2.38%	05/22/26[2]	628,170	625,893
ICON Luxembourg SARL,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	07/03/28[2]	27,122,500	27,242,924
Indigo Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	07/03/28[2]	6,757,588	6,787,591
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 0.00%)
0.50%	05/05/28[2]	43,052,100	43,159,946

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 156

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	06/02/28[2]	$27,057,188	$27,158,652
PPD, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	01/13/28[2]	19,900,000	19,891,741
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.83%	11/27/25[2]	3,785,588	3,779,682

			517,351,392

Industrials — 0.17%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.86%	07/01/26[2]	71,273,684	70,970,771
Mauser Packaging Solutions Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/03/24[2]	4,204,139	4,124,975
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	04/15/28[2]	28,169,400	28,230,105
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.33%	05/30/25[2]	15,304,838	15,135,107
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
2.33%	12/09/25[2]	5,376,389	5,317,303
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24[2]	27,931,031	27,320,040

			151,098,301

Information Technology — 0.04%
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.83%	03/07/24[2]	12,556,829	12,552,120
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.83%	01/17/25[2]	8,227,099	8,214,759
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.88%	06/11/25[2]	5,932,389	5,927,940
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25[2]	7,026,025	6,965,882

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25[2]	$5,320,403	$5,274,861

			38,935,562

Real Estate Investment Trust (REIT) — 0.05%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	04/11/25[2]	42,989,479	42,629,013

Retail — 0.09%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28[2]	50,923,161	50,668,799
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
1.84%	11/19/26[2,3]	23,610,152	23,364,134
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	03/15/28[2]	1,339,708	1,341,503

			75,374,436

Services — 0.02%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25[2]	12,207,500	12,243,756
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	03/06/25[2]	2,515,649	2,502,291
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25[2]	5,336,321	5,294,084

			20,040,131

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	01/29/27[2]	5,659,000	5,441,836

Total Bank Loans
(Cost $1,405,248,048)			1,406,721,634

CORPORATES — 23.57%*

Banking — 5.03%
Bank of America Corp.
1.73%	07/22/27[4]	282,360,000	283,908,239
Bank of America Corp.
(MTN)
2.02%	02/13/26[4]	14,932,000	15,324,508

See accompanying Notes to Financial Statements.

157 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
2.09%	06/14/29[4]	$267,814,000	$267,633,158
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	335,235,000	337,490,327
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	135,675,000	132,819,303
2.19%	06/05/26[1,3,4]	120,398,000	122,819,920
2.59%	09/11/25[1,3,4]	33,998,000	35,226,260
3.09%	05/14/32[1,3,4]	98,280,000	100,857,609
4.28%	01/09/28[1,3]	34,500,000	38,340,639
4.55%	04/17/26[3]	21,100,000	23,714,242
Discover Bank
(BKNT)
4.20%	08/08/23	15,255,000	16,281,678
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	122,145,000	122,221,024
1.13%	09/16/26[1,3,4]	7,581,000	7,503,592
Global Bank Corp.
(Panama)
5.25%	04/16/29[1,3,4]	2,400,000	2,535,000
Grupo Aval Ltd.
(Cayman Islands)
4.38%	02/04/30[1,3]	1,175,000	1,162,369
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25[3,4]	19,819,000	19,786,200
1.59%	05/24/27[3,4]	32,550,000	32,345,680
1.75%	07/24/27[3,4]	34,075,000	45,914,975
2.01%	09/22/28[3,4]	180,117,000	180,217,702
2.21%	08/17/29[3,4]	162,265,000	161,145,621
2.63%	11/07/25[3,4]	86,815,000	90,574,431
3.80%	03/11/25[3,4]	13,775,000	14,697,397
4.04%	03/13/28[3,4]	20,000,000	22,151,523
4.29%	09/12/26[3,4]	3,375,000	3,720,999
JPMorgan Chase & Co.
0.77%	08/09/25[4]	68,080,000	67,822,354
0.97%	06/23/25[4]	99,825,000	99,962,285
1.47%	09/22/27[4]	137,940,000	137,028,629
1.58%	04/22/27[4]	120,391,000	120,663,730
2.01%	03/13/26[4]	75,445,000	77,351,734
2.08%	04/22/26[4]	32,845,000	33,795,534
4.01%	04/23/29[4]	14,465,000	16,144,567
4.02%	12/05/24[4]	190,675,000	204,264,644
4.20%	07/23/29[4]	8,345,000	9,498,470
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	31,375,000	31,359,486
2.86%	03/17/23[3,4]	10,835,000	10,956,399
2.91%	11/07/23[3,4]	136,630,000	140,084,321
3.87%	07/09/25[3,4]	27,225,000	29,361,602
3.90%	03/12/24[3]	27,591,000	29,670,251
4.05%	08/16/23[3]	10,510,000	11,193,071

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27[1,3,4]	$31,770,000	$31,506,593
1.63%	09/23/27[1,3,4]	35,840,000	35,693,030
2.69%	06/23/32[1,3,4]	15,830,000	15,815,867
NatWest Group PLC
(United Kingdom)
1.64%	06/14/27[3,4]	39,212,000	39,203,576
4.27%	03/22/25[3,4]	101,684,000	109,747,355
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	171,185,000	171,555,443
1.53%	08/21/26[3,4]	41,594,000	41,527,442
1.67%	06/14/27[3,4]	38,865,000	38,731,246
3.37%	01/05/24[3,4]	26,730,000	27,623,716
3.82%	11/03/28[3,4]	8,897,000	9,755,420
4.80%	11/15/24[3,4]	114,250,000	123,723,765
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	27,746,000	30,017,565
UBS AG
(Switzerland)
(SOFR Rate plus 0.45%)
0.50%	08/09/24[1,2,3]	98,100,000	98,710,884
Wells Fargo & Co.
2.19%	04/30/26[4]	58,175,000	60,066,662
3.07%	04/30/41[4]	102,312,000	105,234,143
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	87,063,000	89,839,692
2.39%	06/02/28[4]	142,391,000	146,983,140
2.88%	10/30/30[4]	122,613,000	128,299,381
4.15%	01/24/29	16,758,000	19,037,863

			4,420,622,256

Communications — 3.70%
AT&T, Inc.
2.55%	12/01/33	86,325,000	85,006,904
3.80%	12/01/57	273,699,000	280,576,454
4.30%	12/15/42	30,960,000	34,538,473
4.50%	05/15/35	48,155,000	56,367,411
4.75%	05/15/46	146,527,000	175,589,279
4.85%	03/01/39	4,620,000	5,541,575
5.25%	03/01/37	148,704,000	184,461,330
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27[1,3]	3,150,000	3,315,690
Cable One, Inc.
4.00%	11/15/30[1]	5,159,000	5,133,205
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%	02/15/28	100,000	109,594
4.80%	03/01/50	23,178,000	26,296,137
5.38%	04/01/38	2,030,000	2,456,353
5.38%	05/01/47	95,317,000	114,447,768
5.75%	04/01/48	18,482,000	23,470,846

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 158

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Cox Communications, Inc.
2.60%	06/15/31[1]	$44,990,000	$45,570,543
CSC Holdings LLC
4.13%	12/01/30[1]	10,500,000	10,309,433
4.50%	11/15/31[1]	46,085,000	45,580,833
6.50%	02/01/29[1]	11,072,000	12,004,263
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1]	80,916,000	53,777,450
Intelsat Jackson Holdings SA
(Luxembourg)
5.50%	08/01/23[3,8,9]	54,920,000	30,716,482
8.50%	10/15/24[1,3,8,9]	149,759,000	86,860,220
9.75%	07/15/25[1,3,8,9]	45,708,000	25,781,103
Level 3 Financing, Inc.
3.40%	03/01/27[1]	54,425,000	57,340,138
3.63%	01/15/29[1]	15,506,000	15,042,233
3.75%	07/15/29[1]	36,223,000	35,054,084
3.88%	11/15/29[1]	84,641,000	90,612,422
Lumen Technologies, Inc.
5.38%	06/15/29[1]	186,000	190,019
Qwest Corp.
7.25%	09/15/25	4,044,000	4,818,102
SES GLOBAL Americas Holdings GP
5.30%	03/25/44[1]	55,170,000	63,214,686
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	16,882,000	17,556,648
Sinclair Television Group, Inc.
4.13%	12/01/30[1]	9,461,000	9,259,954
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[1]	95,804,625	102,439,096
5.15%	03/20/28[1]	299,325,000	342,442,766
TEGNA, Inc.
5.50%	09/15/24[1]	148,000	150,019
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31[1,3]	5,535,000	5,655,688
3.68%	04/22/41[1,3]	22,760,000	23,641,634
3.84%	04/22/51[1,3]	68,301,000	71,858,177
3.98%	04/11/29[1,3]	9,225,000	10,137,214
Time Warner Cable LLC
4.50%	09/15/42	18,977,000	20,801,935
5.50%	09/01/41	30,584,000	37,541,762
T-Mobile USA, Inc.
2.25%	02/15/26[1]	54,164,000	54,843,362
2.55%	02/15/31	8,128,000	8,162,279
2.63%	04/15/26	102,831,000	105,204,655
3.75%	04/15/27	73,175,000	80,653,690
3.88%	04/15/30	212,762,000	235,036,963
4.38%	04/15/40	3,715,000	4,284,679
4.75%	02/01/28	16,028,000	17,029,750
Verizon Communications, Inc.
2.36%	03/15/32[1]	37,465,000	37,102,356
2.55%	03/21/31	7,150,000	7,254,631
3.40%	03/22/41	3,545,000	3,713,016

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
4.50%	08/10/33	$8,190,000	$9,760,237
ViacomCBS, Inc.
3.45%	10/04/26	2,913,000	3,123,487
4.20%	05/19/32	36,230,000	41,460,889
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30[1,3]	34,685,000	35,265,083
5.50%	05/15/29[1,3]	67,281,000	70,998,275
Vmed O2 UK Financing I PLC
(United Kingdom)
4.25%	01/31/31[1,3]	13,383,000	13,366,271
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49[3]	150,472,500	187,969,457
5.25%	05/30/48[3]	59,411,500	77,020,138
Walt Disney Co. (The)
4.63%	03/23/40	36,500,000	45,881,581

			3,253,798,722

Consumer Discretionary — 1.03%
Altria Group, Inc.
3.70%	02/04/51	995,000	936,555
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36	43,442,000	52,571,061
4.90%	02/01/46	34,861,000	42,917,145
Anheuser-Busch InBev Worldwide, Inc.
4.35%	06/01/40	46,730,000	54,361,856
4.38%	04/15/38	2,780,000	3,247,998
4.50%	06/01/50	7,886,000	9,445,029
4.60%	04/15/48	29,578,000	35,443,685
4.60%	06/01/60	63,922,000	77,006,464
5.45%	01/23/39	2,000,000	2,592,923
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	20,635,000	22,752,131
5.15%	05/15/38[1,3]	12,881,000	15,908,713
5.30%	05/15/48[1,3]	39,836,000	52,038,158

BAT Capital Corp.
2.73%	03/25/31	795,000	784,077
3.56%	08/15/27	8,003,000	8,625,591
3.98%	09/25/50	13,755,000	13,257,807
4.39%	08/15/37	76,445,000	82,209,740
4.54%	08/15/47	119,665,000	124,164,459
4.76%	09/06/49	30,502,000	33,030,477
5.28%	04/02/50	5,356,000	6,167,686

BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52[3]	11,770,000	11,092,415

Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	15,312,000	16,098,916

3.50%	02/11/23[1,3]	4,800,000	4,945,766
3.50%	07/26/26[1,3]	53,505,000	57,406,256
4.25%	07/21/25[1,3]	15,566,000	16,978,115

See accompanying Notes to Financial Statements.

159 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Imperial Brands Finance PLC
(EMTN)
(United Kingdom)
8.13%	03/15/24[3]	$1,758,000	$2,747,169
Reynolds American, Inc.
5.70%	08/15/35	34,320,000	41,155,171
5.85%	08/15/45	96,522,000	117,757,169

			905,642,532

Electric — 0.68%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50	1,460,000	1,634,668
Alliant Energy Finance LLC
3.75%	06/15/23[1]	31,081,000	32,597,297
American Electric Power Co., Inc.,
Series F
2.95%	12/15/22	4,511,000	4,616,044
American Electric Power Co., Inc.,
Series J
4.30%	12/01/28	8,480,000	9,634,958
Appalachian Power Co.
4.45%	06/01/45	100,000	119,489
Appalachian Power Co.,
Series Z
3.70%	05/01/50	9,450,000	10,313,674
Black Hills Corp.
4.35%	05/01/33	1,285,000	1,488,444
Consolidated Edison Co. of New York, Inc.
3.70%	11/15/59	4,740,000	5,059,947
Consolidated Edison Co. of New York, Inc.,
Series 20B
3.95%	04/01/50	1,515,000	1,734,127
Consolidated Edison Co. of New York, Inc.,
Series C
3.00%	12/01/60	1,854,000	1,732,380
Consolidated Edison Co. of New York, Inc.,
Series E
4.65%	12/01/48	14,546,000	18,040,064
Duke Energy Carolinas LLC
4.00%	09/30/42	11,040,000	12,653,635
4.25%	12/15/41	14,683,000	17,469,684
Duke Energy Corp.
2.55%	06/15/31	41,835,000	42,498,720
Empresas Publicas de Medellin ESP,
Series REGS
(Colombia)
4.38%	02/15/31[3]	1,000,000	990,400
Evergy Missouri West, Inc.
8.27%	11/15/21	75,000	75,644
FirstEnergy Corp.
2.65%	03/01/30	6,225,000	6,209,438
FirstEnergy Corp.,
Series C
3.40%	03/01/50	31,804,000	30,654,603

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	$36,945,000	$38,595,320
4.35%	01/15/25[1]	23,330,000	25,508,474
4.55%	04/01/49[1]	13,175,000	15,433,084
5.45%	07/15/44[1]	24,625,000	31,558,161
Florida Power & Light Co.
3.70%	12/01/47	1,340,000	1,555,215
Jersey Central Power & Light Co.
2.75%	03/01/32[1]	4,660,000	4,778,497
4.30%	01/15/26[1]	6,945,000	7,652,097
4.70%	04/01/24[1]	49,765,000	53,679,935
6.40%	05/15/36	11,630,000	15,847,374
Metropolitan Edison Co.
3.50%	03/15/23[1]	10,715,000	11,051,970
4.00%	04/15/25[1]	35,719,000	37,652,573
4.30%	01/15/29[1]	16,746,000	18,795,878
Minejesa Capital BV
(Netherlands)
5.63%	08/10/37[1,3]	4,400,000	4,684,240
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29[3]	13,350,000	13,348,465
Narragansett Electric Co. (The)
3.40%	04/09/30[1]	6,655,000	7,211,674
Pennsylvania Electric Co.
3.25%	03/15/28[1]	125,000	132,225
4.15%	04/15/25[1]	28,335,000	30,129,999
Public Service Co. of New Mexico
3.85%	08/01/25	14,390,000	15,436,590
Southwestern Electric Power Co.
3.55%	02/15/22	15,882,000	15,939,739
Southwestern Electric Power Co.,
Series K
2.75%	10/01/26	36,488,000	38,402,405
Tucson Electric Power Co.
4.85%	12/01/48	8,755,000	11,348,139

			596,265,270

Energy — 1.92%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[1]	37,255,000	38,652,063
Energy Transfer LP
4.00%	10/01/27	29,583,000	32,660,222
4.20%	04/15/27	2,685,000	2,972,399
4.90%	03/15/35	5,160,000	5,940,949
4.95%	06/15/28	26,678,000	30,628,464
5.00%	05/15/50	37,560,000	43,412,460
5.15%	03/15/45	48,691,000	55,775,321
5.30%	04/01/44	6,630,000	7,694,915
5.35%	05/15/45	4,421,000	5,176,383
5.40%	10/01/47	135,238,000	161,428,213
5.50%	06/01/27	52,203,000	61,281,863
6.13%	12/15/45	16,239,000	20,687,446
Exxon Mobil Corp.
3.45%	04/15/51	7,866,000	8,378,096

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 160

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
3.57%	03/06/45	$1,433,000	$1,572,956
4.11%	03/01/46	2,129,000	2,500,509
4.23%	03/19/40	86,653,000	102,963,568
4.33%	03/19/50	64,250,000	78,795,064
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,3]	19,293,000	18,989,592
Hess Corp.
4.30%	04/01/27	15,205,000	16,897,164
5.60%	02/15/41	53,009,000	66,043,034
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33[1,3]	1,800,000	1,861,560
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33[3]	23,199,000	23,992,406
5.38%	04/24/30[3]	9,801,000	11,588,898
KazTransGas JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27[3]	6,350,000	7,011,035
Kinder Morgan Energy Partners LP
4.70%	11/01/42	2,171,000	2,488,380
5.00%	08/15/42	5,775,000	6,829,303
5.40%	09/01/44	5,000,000	6,258,119
Kinder Morgan, Inc.
5.55%	06/01/45	4,831,000	6,242,102
6.95%	06/01/28	5,465,000	6,795,024
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31	150,000	214,305
Occidental Petroleum Corp.
0.00%	10/10/36[10]	60,128,000	33,220,720
4.50%	07/15/44	7,811,000	7,853,745
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30[1,3]	44,071,000	45,238,882
Petroleos Mexicanos
(Mexico)
6.63%	06/15/35[3]	14,192,000	13,535,620
6.75%	09/21/47[3]	148,565,000	129,801,241
6.95%	01/28/60[3]	34,555,000	30,068,033
7.69%	01/23/50[3]	56,333,000	53,418,612
Petronas Capital Ltd.
(Malaysia)
2.48%	01/28/32[1,3]	13,050,000	13,028,989
3.50%	04/21/30[1,3]	30,277,000	32,862,656
Petronas Capital Ltd.,
Series REGS (EMTN)
(Malaysia)
2.48%	01/28/32[3]	5,000,000	4,991,950
Phillips 66 Partners LP
4.90%	10/01/46	5,485,000	6,546,323
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31	7,272,000	7,328,898

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Plains All American Pipeline LP/PAA Finance Corp.
3.55%	12/15/29	$31,332,000	$32,975,981
3.80%	09/15/30	8,920,000	9,529,840
4.50%	12/15/26	5,500,000	6,147,741
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	5,125,000	5,304,375
4.95%	07/15/29[1]	84,805,000	88,328,808
6.88%	04/15/40[1]	44,867,000	49,578,035
Ruby Pipeline LLC
8.00%	04/01/22[1,5,6]	59,913,909	55,719,936
Saudi Arabian Oil Co.,
Series REGS
(Saudi Arabia)
1.63%	11/24/25[3]	6,500,000	6,510,400
Southern Co. Gas Capital Corp.
4.40%	05/30/47	50,000	59,034
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26[3]	21,442,000	25,338,011
TC PipeLines LP
4.38%	03/13/25	2,198,000	2,406,306
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	28,675,000	29,463,563
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24[1,3]	18,023,500	18,406,499
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25[1,3]	16,392,220	16,444,019
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	31,359,000	31,250,968
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24[1,3]	36,056,900	36,224,384
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26	8,570,000	8,934,241
6.88%	09/01/27	18,450,000	19,558,937

Williams Cos., Inc. (The)
5.40%	03/04/44	5,000,000	6,315,708
6.30%	04/15/40	16,815,000	22,938,020

			1,685,062,288

Finance — 3.76%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.30%	01/23/23[3]	16,075,000	16,573,951
3.50%	05/26/22[3]	24,610,000	25,011,951
3.50%	01/15/25[3]	2,815,000	2,963,640
3.65%	07/21/27[3]	16,845,000	17,905,224
3.88%	01/23/28[3]	5,015,000	5,357,205
3.95%	02/01/22[3]	103,630,000	104,502,795
4.45%	12/16/21[3]	20,560,000	20,657,646
4.63%	07/01/22[3]	3,030,000	3,122,315

See accompanying Notes to Financial Statements.

161 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
4.88%	01/16/24[3]	$36,460,000	$39,427,469
Air Lease Corp.
2.25%	01/15/23	18,850,000	19,265,892
3.00%	09/15/23	28,655,000	29,794,405
3.25%	03/01/25	19,930,000	21,079,921
3.25%	10/01/29	5,000,000	5,212,374
3.50%	01/15/22	48,195,000	48,613,202
3.75%	02/01/22	26,209,000	26,346,282
4.25%	09/15/24	5,554,000	6,025,675
4.63%	10/01/28	2,000,000	2,250,658
Air Lease Corp.
(MTN)
2.30%	02/01/25	35,195,000	36,164,061
2.88%	01/15/26	6,500,000	6,794,992
3.00%	02/01/30	2,000,000	2,033,391
4.25%	02/01/24	5,000,000	5,365,165
Alta Wind Holdings LLC
7.00%	06/30/35[1,5,6]	3,544,997	4,172,258
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	165,175,000	162,587,175
2.88%	02/15/25[1,3]	43,160,000	44,406,978
3.63%	05/01/22[1,3]	15,545,000	15,779,386
3.95%	07/01/24[1,3]	35,499,000	37,695,985
5.25%	05/15/24[1,3]	22,545,000	24,651,672
Citigroup, Inc.
1.46%	06/09/27[4]	206,213,000	205,188,653
2.67%	01/29/31[4]	7,145,000	7,334,893
3.11%	04/08/26[4]	7,705,000	8,185,959
3.52%	10/27/28[4]	22,030,000	23,971,516
3.67%	07/24/28[4]	5,220,000	5,733,395
Daimler Finance North America LLC
1.75%	03/10/23[1]	6,030,000	6,140,798
3.75%	11/05/21[1]	5,103,000	5,118,484
(LIBOR USD 3-Month plus 0.90%)
1.02%	02/15/22[1,2]	54,915,000	55,090,972
Discover Financial Services
3.85%	11/21/22	8,794,000	9,131,365
Ford Motor Credit Co. LLC
3.22%	01/09/22	107,389,000	107,791,709
3.34%	03/28/22	48,646,000	49,075,678
4.25%	09/20/22	19,823,000	20,298,752
5.60%	01/07/22	24,123,000	24,441,424
(LIBOR USD 3-Month plus 0.88%)
1.00%	10/12/21[2]	58,605,000	58,605,418
(LIBOR USD 3-Month plus 1.08%)
1.20%	08/03/22[2]	11,865,000	11,859,068
(LIBOR USD 3-Month plus 1.27%)
1.40%	03/28/22[2]	77,615,000	77,675,308
(LIBOR USD 3-Month plus 3.14%)
3.28%	01/07/22[2]	12,075,000	12,128,370
GE Capital Funding LLC
4.40%	05/15/30	48,145,000	55,814,145
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35[3]	380,052,000	456,526,482

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
General Motors Financial Co., Inc.
3.15%	06/30/22	$11,161,000	$11,355,059
3.45%	04/10/22	24,235,000	24,496,281
4.20%	11/06/21	132,055,000	132,504,192
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27[4]	170,920,000	170,475,869
1.54%	09/10/27[4]	116,190,000	115,883,891
2.88%	10/31/22[4]	12,005,000	12,029,620
2.91%	06/05/23[4]	4,605,000	4,680,722
3.27%	09/29/25[4]	145,892,000	156,046,098
3.50%	04/01/25	42,324,000	45,501,449
3.85%	01/26/27	140,000	153,909
Goldman Sachs Group, Inc. (The),
Series FXD
0.48%	01/27/23	160,000	160,026
Intercontinental Exchange, Inc.
1.85%	09/15/32	1,080,000	1,021,419
Morgan Stanley
1.59%	05/04/27[4]	138,547,000	138,986,272
Morgan Stanley
(GMTN)
0.79%	01/22/25[4]	21,175,000	21,178,334
1.51%	07/20/27[4]	247,095,000	246,044,224
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[1,3,4]	11,735,000	11,940,121
3.77%	03/08/24[1,3,4]	55,190,000	57,552,247
4.36%	08/01/24[1,3,4]	104,478,000	111,225,329
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	10,746,000	11,231,521
5.50%	02/15/24[1,3]	26,855,000	29,313,020
Raymond James Financial, Inc.
4.95%	07/15/46	51,716,000	66,770,690

			3,302,424,350

Food — 0.46%
JBS USA LLC/JBS USA Finance, Inc.
(Canada)
6.75%	02/15/28[1,3]	41,000,000	44,528,460
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[1,3]	13,672,000	14,339,800
5.50%	01/15/30[1,3]	38,255,000	42,595,795
6.50%	04/15/29[1,3]	33,928,000	37,920,107
Kraft Heinz Foods Co.
3.00%	06/01/26	4,173,000	4,394,358
3.75%	04/01/30	5,250,000	5,702,140
4.25%	03/01/31	17,850,000	20,191,514
4.38%	06/01/46	882,000	1,007,072
4.63%	01/30/29	2,000,000	2,287,939
5.00%	07/15/35	34,157,000	42,098,502
5.00%	06/04/42	10,220,000	12,554,981
5.20%	07/15/45	23,261,000	29,184,083
6.50%	02/09/40	6,240,000	8,875,435

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 162

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Food (continued)
6.75%	03/15/32	$3,475,000	$4,746,484
Pilgrim’s Pride Corp.
3.50%	03/01/32[1]	60,095,000	61,233,223
4.25%	04/15/31[1]	1,429,000	1,529,059
5.88%	09/30/27[1]	4,269,000	4,534,426
Post Holdings, Inc.
4.50%	09/15/31[1]	10,565,000	10,480,999
4.63%	04/15/30[1]	46,710,000	47,129,456
Smithfield Foods, Inc.
2.63%	09/13/31[1]	7,835,000	7,641,649

			402,975,482

Gaming — 0.00%
MGM Resorts International
6.00%	03/15/23	30,000	31,761

Health Care — 3.04%
AbbVie, Inc.
4.05%	11/21/39	24,382,000	28,039,514
4.40%	11/06/42	62,889,000	75,155,199
4.45%	05/14/46	11,444,000	13,777,452
4.50%	05/14/35	49,065,000	58,713,566
4.55%	03/15/35	33,431,000	40,091,973
Aetna, Inc.
4.13%	11/15/42	6,375,000	7,279,370
Amgen, Inc.
4.40%	05/01/45	1,260,000	1,511,596
Bayer U.S. Finance II LLC
2.85%	04/15/25[1]	2,805,000	2,886,928
3.95%	04/15/45[1]	10,790,000	11,450,183
4.25%	12/15/25[1]	19,992,000	22,109,112
4.38%	12/15/28[1]	118,100,000	133,811,827
4.40%	07/15/44[1]	59,691,000	67,199,089
4.63%	06/25/38[1]	36,299,000	42,877,012
4.88%	06/25/48[1]	93,846,000	115,035,400
5.50%	08/15/25[1]	13,932,000	15,720,038
5.50%	07/30/35[1]	3,820,000	4,760,507
Bayer U.S. Finance LLC
3.38%	10/08/24[1]	2,055,000	2,190,463
Becton Dickinson and Co.
2.82%	05/20/30	14,175,000	14,857,608
3.36%	06/06/24	1,013,000	1,077,123
Catalent Pharma Solutions, Inc.
3.50%	04/01/30[1]	28,525,000	28,489,344
Centene Corp.
2.45%	07/15/28	31,858,000	32,031,647
3.00%	10/15/30	132,991,000	136,482,014
4.25%	12/15/27	75,412,000	79,024,235
Cigna Corp.
3.20%	03/15/40	4,157,000	4,269,034
3.88%	10/15/47	27,722,000	30,890,251
4.50%	02/25/26	6,097,000	6,885,422
4.80%	08/15/38	26,478,000	32,431,328
4.80%	07/15/46	38,613,000	48,304,163
CommonSpirit Health
2.76%	10/01/24	11,198,000	11,783,719
2.78%	10/01/30	17,835,000	18,373,094

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
3.35%	10/01/29	$52,258,000	$56,199,333
4.35%	11/01/42	2,860,000	3,282,368
CVS Health Corp.
4.78%	03/25/38	23,581,000	28,941,541
4.88%	07/20/35	22,450,000	27,206,160
5.05%	03/25/48	110,010,000	141,925,729
5.13%	07/20/45	110,220,000	142,224,568
Elanco Animal Health, Inc.
5.27%	08/28/23	11,740,000	12,526,345
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[1,3]	57,365,000	41,446,212
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22[1]	8,964,000	9,120,649
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26[1]	67,592,000	67,930,354
HCA, Inc.
2.38%	07/15/31	10,563,000	10,391,396
4.13%	06/15/29	10,936,000	12,223,364
4.50%	02/15/27	9,356,000	10,538,248
4.75%	05/01/23	8,906,000	9,466,000
5.00%	03/15/24	52,796,000	57,944,977
5.25%	04/15/25	7,749,000	8,787,850
5.25%	06/15/26	45,878,000	52,685,933
5.25%	06/15/49	180,807,000	231,172,377
5.50%	06/15/47	43,055,000	56,153,623
HCRX Investments Holdco LP
4.50%	08/01/29[1]	12,000,000	12,075,060
Humana, Inc.
0.65%	08/03/23	118,205,000	118,285,721
3.13%	08/15/29	19,729,000	21,048,906

Molina Healthcare, Inc.
3.88%	11/15/30[1]	55,275,000	58,361,238
4.38%	06/15/28[1]	43,654,000	45,462,466
5.38%	11/15/22	16,345,000	16,871,309

Mozart Debt Merger Sub, Inc.
3.88%	04/01/29[1]	37,335,000	37,335,000

NYU Langone Hospitals,
Series 2020
3.38%	07/01/55	4,300,000	4,511,932

PerkinElmer, Inc.
0.55%	09/15/23	35,000,000	35,029,882
0.85%	09/15/24	32,870,000	32,871,492

Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23[3]	11,885,000	11,922,871
1.75%	09/02/27[3]	16,295,000	16,185,912

Teleflex, Inc.
4.25%	06/01/28[1]	75,000	78,073

Thermo Fisher Scientific, Inc.
2.00%	10/15/31	16,825,000	16,485,953
UnitedHealth Group, Inc.
3.05%	05/15/41	45,240,000	46,879,716
3.25%	05/15/51	41,055,000	43,815,805
3.88%	08/15/59	8,072,000	9,541,426
4.25%	04/15/47	13,825,000	17,073,568

See accompanying Notes to Financial Statements.

163 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
4.25%	06/15/48	$8,475,000	$10,436,121
Universal Health Services, Inc.
1.65%	09/01/26[1]	45,000,000	44,751,685

			2,666,699,374

Industrials — 0.60%
Amcor Finance USA, Inc.
3.63%	04/28/26	11,781,000	12,854,860
Artera Services LLC
9.03%	12/04/25[1]	16,115,000	17,500,128
Berry Global, Inc.
1.57%	01/15/26[1]	61,040,000	61,094,522
4.88%	07/15/26[1]	75,040,000	78,889,552
Boeing Co. (The)
1.17%	02/04/23	12,010,000	12,036,365
1.43%	02/04/24	174,540,000	174,800,325
4.88%	05/01/25	19,940,000	22,208,874
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.50%	05/05/26[2]	9,790,000	9,695,219
(LIBOR USD 3-Month plus 0.48%)
0.60%	08/15/36[2]	11,550,000	10,082,857
General Electric Co.,
Series A (MTN)
6.75%	03/15/32	39,263,000	53,753,897
General Electric Co.,
Series NOTZ (MTN)
(LIBOR USD 3-Month plus 1.00%)
1.13%	04/15/23[2]	10,789,000	10,878,385
Heathrow Funding Ltd.
(United Kingdom)
5.23%	02/15/23[1,3]	34,415,000	49,079,660
L3Harris Technologies, Inc.
3.95%	05/28/24	12,890,000	13,820,061

			526,694,705

Information Technology — 0.44%
Amazon.com, Inc.
2.88%	05/12/41	19,740,000	20,387,352
3.10%	05/12/51	7,840,000	8,259,235
Fiserv, Inc.
3.20%	07/01/26	15,905,000	17,170,991
Intel Corp.
3.05%	08/12/51	38,200,000	38,259,441
3.73%	12/08/47	590,000	658,948
4.60%	03/25/40	7,760,000	9,712,290
Oracle Corp.
1.65%	03/25/26	8,440,000	8,561,631
2.30%	03/25/28	56,500,000	57,840,886
2.80%	04/01/27	4,700,000	4,981,370
2.88%	03/25/31	2,845,000	2,933,508
3.60%	04/01/40	12,483,000	12,965,043
3.60%	04/01/50	24,020,000	24,097,606
3.65%	03/25/41	86,945,000	90,450,169
3.85%	07/15/36	23,336,000	25,380,898

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
3.95%	03/25/51	$36,326,000	$38,526,226
VMware, Inc.
1.00%	08/15/24	27,040,000	27,136,054

			387,321,648

Insurance — 0.88%
Athene Global Funding
1.61%	06/29/26[1]	66,330,000	66,309,813
1.99%	08/19/28[1]	11,040,000	10,918,279
(SOFR Rate plus 0.70%)
0.75%	05/24/24[1,2]	146,955,000	147,682,066
Farmers Exchange Capital
7.05%	07/15/28[1]	13,283,000	16,313,571
7.20%	07/15/48[1]	18,415,000	26,789,671
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	48,520,000	62,466,756
Farmers Exchange Capital III
5.45%	10/15/54[1,4]	64,140,000	79,575,326
Farmers Insurance Exchange
4.75%	11/01/57[1,4]	18,570,000	21,110,201
Nationwide Mutual Insurance Co.
2.41%	12/15/24[1,4]	35,439,000	35,481,073
New York Life Insurance Co.
3.75%	05/15/50[1]	39,515,000	44,335,283
Protective Life Global Funding
1.90%	07/06/28[1]	56,210,000	56,320,771
Teachers Insurance & Annuity Association of America
3.30%	05/15/50[1]	135,965,000	143,164,670
4.27%	05/15/47[1]	13,496,000	16,312,968
4.38%	09/15/54[1,4]	35,635,000	37,380,842
Willis North America, Inc.
4.50%	09/15/28	5,079,000	5,812,517

			769,973,807

Materials — 0.23%
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
3.15%	01/14/30[3]	28,849,000	29,855,830
4.50%	09/16/25[3]	1,744,000	1,937,061
Indonesia Asahan Aluminium Persero PT
(Indonesia)
6.53%	11/15/28[1,3]	9,000,000	10,980,000
Indonesia Asahan Aluminium Persero PT,
Series REGS
(Indonesia)
6.53%	11/15/28[3]	5,767,000	7,035,740
International Flavors & Fragrances, Inc.
2.30%	11/01/30[1]	5,950,000	5,903,197
3.27%	11/15/40[1]	6,000,000	6,208,810
5.00%	09/26/48	106,734,000	138,267,876

			200,188,514

Real Estate Investment Trust (REIT) — 0.98%
American Campus Communities Operating Partnership LP
3.30%	07/15/26	21,300,000	22,817,572
3.63%	11/15/27	7,095,000	7,769,947

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 164

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
3.75%	04/15/23	$45,679,000	$47,574,653
3.88%	01/30/31	9,260,000	10,351,400
4.13%	07/01/24	4,095,000	4,446,829
Boston Properties LP
3.25%	01/30/31	33,845,000	35,893,009
CyrusOne LP/CyrusOne Finance Corp.
2.15%	11/01/30	7,265,000	6,835,856
2.90%	11/15/24	86,883,000	91,160,250
3.45%	11/15/29	7,045,000	7,344,990
Federal Realty Investment Trust
7.48%	08/15/26	18,825,000	23,261,264
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	33,037,000	35,045,187
4.00%	01/15/30	30,000	32,460
5.25%	06/01/25	75,515,000	84,299,660
5.30%	01/15/29	34,755,000	40,473,935
5.38%	11/01/23	36,796,000	39,738,273
5.38%	04/15/26	99,048,000	112,736,434
5.75%	06/01/28	34,128,000	40,083,336
Healthcare Realty Trust, Inc.
2.05%	03/15/31	5,590,000	5,444,431
3.88%	05/01/25	20,446,000	22,047,806
Healthcare Trust of America Holdings LP
2.00%	03/15/31	17,940,000	17,214,104
3.10%	02/15/30	5,095,000	5,365,551
3.75%	07/01/27	18,945,000	20,967,976
Hudson Pacific Properties LP
3.95%	11/01/27	12,607,000	13,815,960
4.65%	04/01/29	9,585,000	11,010,828
Kilroy Realty LP
3.45%	12/15/24	28,590,000	30,516,765
Life Storage LP
3.88%	12/15/27	6,960,000	7,820,021
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.50%	01/15/28	265,000	290,032
Mid-America Apartments LP
4.30%	10/15/23	9,636,000	10,267,690
SL Green Operating Partnership LP
3.25%	10/15/22	49,011,000	50,241,437
SL Green Realty Corp.
4.50%	12/01/22	15,845,000	16,382,997
Ventas Realty LP
3.50%	02/01/25	12,540,000	13,424,446
3.75%	05/01/24	9,705,000	10,330,656
4.00%	03/01/28	2,000,000	2,228,688
4.88%	04/15/49	7,980,000	9,980,164

			857,214,607

Retail — 0.21%
7-Eleven, Inc.
0.63%	02/10/23[1]	58,715,000	58,730,151
(LIBOR USD 3-Month plus 0.45%)
0.58%	08/10/22[1,2]	13,496,000	13,499,427

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Retail (continued)
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27[1,3]	$10,510,000	$11,582,993
3.80%	01/25/50[1,3]	23,032,000	24,628,302
Michaels Cos., Inc. (The)
5.25%	05/01/28[1]	16,953,000	17,508,211
7.88%	05/01/29[1]	54,456,000	56,660,107

			182,609,191

Services — 0.29%
DP World Crescent Ltd.
(Cayman Islands)
4.85%	09/26/28[1,3]	7,600,000	8,680,720
IHS Markit Ltd.
(Bermuda)
4.00%	03/01/26[1,3]	48,637,000	53,571,710
4.13%	08/01/23[3]	28,228,000	29,962,611
4.75%	02/15/25[1,3]	49,035,000	54,309,695
4.75%	08/01/28[3]	2,767,000	3,243,201
5.00%	11/01/22[1,3]	83,285,000	86,463,988
Waste Pro USA, Inc.
5.50%	02/15/26[1]	16,958,000	17,151,151

			253,383,076

Transportation — 0.32%
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25	11,298,082	10,990,886
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29	16,706,596	17,051,320
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	32,692,609	33,122,697
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22	107,107	107,961
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	84,755,816	84,752,551
Empresa de Transporte de Pasajeros Metro SA
(Chile)
3.65%	05/07/30[1,3]	9,660,000	10,491,726
JetBlue Airways Pass-Through Trust,
Series 1A
4.00%	11/15/32	10,301,548	11,282,007
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22	1,089,006	1,116,626
SMBC Aviation Capital Finance DAC
(Ireland)
3.00%	07/15/22[1,3]	20,315,000	20,677,723
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	12,072,911	12,445,222

See accompanying Notes to Financial Statements.

165 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	$2,355,674	$2,503,515
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	30,359,353	32,137,312
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25	7,451	7,455
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25	12,301,739	13,229,133
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30	29,989,358	31,692,360

			281,608,494

Total Corporates
(Cost $19,901,846,011)			20,692,516,077

FOREIGN GOVERNMENT OBLIGATIONS — 0.97%

Foreign Government Obligations — 0.97%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29[3]	38,500,000	40,251,750
Brazilian Government International Bond
(Brazil)
2.88%	06/06/25[3]	24,818,000	25,418,595
3.88%	06/12/30[3]	22,393,000	21,744,443
4.63%	01/13/28[3]	7,438,000	7,852,297
Chile Government International Bond
(Chile)
2.45%	01/31/31[3]	18,300,000	18,161,469
3.24%	02/06/28[3]	11,022,000	11,738,375
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]	51,601,000	48,778,426
3.13%	04/15/31[3]	9,100,000	8,543,080
4.50%	01/28/26[3]	24,105,000	25,864,725
Croatia Government International Bond,
Series REGS
(Croatia)
6.00%	01/26/24[3]	18,065,000	20,175,010
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30[1,3]	25,047,000	25,562,968
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]	19,530,000	19,971,378
Egypt Government International Bond
(Egypt)
7.60%	03/01/29[1,3]	3,550,000	3,688,663

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Egypt Government International Bond,
Series REGS
(Egypt)
5.25%	10/06/25[3]	$4,765,000	$4,868,467
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30[3]	29,861,000	30,921,066
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]	40,616,000	39,218,810
3.75%	01/11/28[3]	54,600,000	59,575,015
4.50%	04/22/29[3]	11,767,000	13,251,995
4.75%	04/27/32[3]	5,485,000	6,183,076
Panama Government International Bond
(Panama)
2.25%	09/29/32[3]	11,400,000	10,744,500
3.16%	01/23/30[3]	63,774,000	65,812,217
3.88%	03/17/28[3]	13,200,000	14,362,920
Paraguay Government International Bond
(Paraguay)
2.74%	01/29/33[1,3]	9,800,000	9,444,750
4.95%	04/28/31[1,3]	3,477,000	3,933,530
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30[1,3]	17,340,000	17,943,432
Perusahaan Penerbit SBSN Indonesia III,
Series REGS
(Indonesia)
4.15%	03/29/27[3]	5,100,000	5,704,860
Peruvian Government International Bond
(Peru)
2.84%	06/20/30[3]	16,141,000	16,310,480
4.13%	08/25/27[3]	1,827,000	2,024,718
Philippine Government International Bond
(Philippines)
1.65%	06/10/31[3]	8,405,000	8,005,763
1.95%	01/06/32[3]	7,040,000	6,819,648
2.46%	05/05/30[3]	4,565,000	4,671,388
Qatar Government International Bond,
Series REGS
(Qatar)
3.75%	04/16/30[3]	23,550,000	26,573,820
4.50%	04/23/28[3]	35,053,000	40,942,570
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28[3]	25,307,000	25,462,195
4.85%	09/30/29[3]	29,185,000	30,050,700
5.75%	09/30/49[3]	2,700,000	2,579,094
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	26,000,000	26,598,000
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/26/26[3]	29,155,000	31,487,400

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 166

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
3.25%	10/22/30[3]	$16,040,000	$17,205,499
3.63%	03/04/28[3]	27,097,000	29,802,906
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31[3]	15,570,000	18,031,617

Total Foreign Government Obligations
(Cost $844,869,094)			846,281,615

MORTGAGE-BACKED — 38.62%**

Non-Agency Commercial Mortgage-Backed — 1.72%
ACRES Commercial Realty Corp.,
Series 2020-RSO9, Class C
(Cayman Islands)
(SOFR30A plus 4.36%)
4.41%	04/17/37[1,2,3]	18,171,607	18,462,657
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.23%	08/10/38[1,4]	122,930,000	139,620,516
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2018-TALL, Class C
(LIBOR USD 1-Month plus 1.12%)
1.20%	03/15/37[1,2]	18,000,000	17,644,891
Benchmark Mortgage Trust,
Series 2018-B2, Class A5
3.88%	02/15/51[4]	7,085,000	7,963,816
BFLD Trust,
Series 2020-OBRK, Class A
(LIBOR USD 1-Month plus 2.05%)
2.13%	11/15/28[1,2]	65,000,000	65,748,306
BGME Trust,
Series 2021-VR, Class A
3.09%	01/10/43[1,4]	20,000,000	20,689,123
BGME Trust,
Series 2021-VR, Class B
3.09%	01/10/43[1,4]	32,137,000	32,448,563
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class E
(LIBOR USD 1-Month plus 1.95%)
2.04%	03/15/37[1,2]	18,054,000	18,069,164
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(LIBOR USD 1-Month plus 0.92%)
1.00%	10/15/36[1,2]	188,321,433	188,697,298
BX Commercial Mortgage Trust,
Series 2020-VIV4, Class A
2.84%	03/09/44[1]	180,165,000	187,826,509
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[1]	42,270,000	45,288,788
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	80,255,000	90,819,355
CALI Mortgage Trust,
Series 2019-101C, Class XA (IO)
0.44%	03/10/39[1,4]	272,551,000	6,047,798

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39[1]	$32,645,000	$34,483,377
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A4
3.76%	06/10/48	10,000,000	10,915,566
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46	440,000	467,461
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
1.06%	05/15/36[1,2]	14,000,000	14,033,595
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[1]	31,135,000	33,041,284
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.67%	09/10/35[1,4]	1,362,500	1,465,524
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A
3.14%	12/10/36[1]	35,000,000	36,659,546
GS Mortgage Securities Corp. Trust,
Series 2019-BOCA, Class A
(LIBOR USD 1-Month plus 1.20%)
1.28%	06/15/38[1,2]	10,000,000	10,021,827
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[1]	84,915,000	91,963,004
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41[1,4]	81,025,000	86,288,214
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class A5
3.91%	01/15/49	8,610,000	9,471,391
KKR Industrial Portfolio Trust,
Series 2020-AIP, Class F
(LIBOR USD 1-Month plus 3.43%)
3.51%	03/15/37[1,2]	25,927,492	25,923,515
KNDL Mortgage Trust,
Series 2019-KNSQ, Class E
(LIBOR USD 1-Month plus 1.80%)
1.88%	05/15/36[1,2]	26,449,000	26,481,212
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[1]	147,667,000	152,543,902
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37[1]	15,810,000	16,573,048
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.96%	01/15/32[1,4]	48,830,000	51,462,919
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43[1,4]	56,465,000	58,584,710

See accompanying Notes to Financial Statements.

167 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	$8,710,000	$9,649,133

			1,509,356,012

Non-Agency Mortgage-Backed — 4.64%
1301 Properties Owner LP
2.08%	12/30/99	47,327,027	47,327,027
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
0.63%	01/25/36[2]	229,181	228,053
Adjustable Rate Mortgage Trust,
Series 2006-3, Class 4A32
(LIBOR USD 1-Month plus 0.40%)
0.49%	08/25/36[2]	459,464	463,857
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	4,182	4,342
Alternative Loan Trust,
Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
1.59%	09/25/35[2]	364,528	353,841
Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.09%	02/25/36[2]	40,687,828	39,649,870
Alternative Loan Trust,
Series 2005-84, Class 1A1
2.22%	02/25/36[4]	31,900	29,878
Alternative Loan Trust,
Series 2006-HY13, Class 4A1
3.05%	02/25/37[4]	1,090,486	1,097,363
Alternative Loan Trust,
Series 2006-OC5, Class 2A2A
(LIBOR USD 1-Month plus 0.34%)
0.43%	06/25/46[2]	2,755	2,764
Alternative Loan Trust,
Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
0.29%	03/25/37[2]	569,523	131,207
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative Average plus 1.15%)
1.24%	10/25/46[2]	36,840,436	30,603,608
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.13%)
0.21%	03/25/47[2]	35,775,872	34,067,302
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
1.65%	10/25/34[2]	4,263,524	4,364,040

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	$11,598	$11,914
Banc of America Funding Trust,
Series 2006-D, Class 3A1
2.93%	05/20/36[4]	3,153,982	3,069,377
Banc of America Funding Trust,
Series 2006-E, Class 2A1
2.65%	06/20/36[4]	49,257	48,054
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.44%)
0.53%	07/20/36[2]	263,060	263,426
Banc of America Funding Trust,
Series 2006-H, Class 3A1
2.87%	09/20/46[4]	740,268	693,640
Banc of America Funding Trust,
Series 2015-R2, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
0.23%	08/27/36[1,2]	9,101,471	8,900,764
Banc of America Funding Trust,
Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
0.22%	10/26/36[1,2]	22,706,899	22,623,326
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40[1,4]	3,118,298	3,146,115
Banc of America Funding Trust,
Series 2016-R1, Class B2
3.50%	03/25/40[1,4]	23,780,000	21,892,826
Banc of America Mortgage Trust,
Series 2004-F, Class 1A1
2.45%	07/25/34[4]	25,132	25,905
Banc of America Mortgage Trust,
Series 2005-C, Class 2A2
2.71%	04/25/35[4]	191,055	191,970
Banc of America Mortgage Trust,
Series 2006-2, Class A2
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
6.00%	07/25/46[2]	81,579	80,487
Banc of America Mortgage Trust,
Series 2007-1, Class 1A24
6.00%	03/25/37	444,761	425,703
Banc of America Mortgage Trust,
Series 2007-3, Class 1A1
6.00%	09/25/37	226,961	230,106
BCAP LLC Trust,
Series 2007-AA2, Class 2A5
6.00%	04/25/37	238,112	168,109
BCAP LLC Trust,
Series 2007-AA5, Class A1
(LIBOR USD 1-Month plus 1.30%)
1.39%	09/25/47[2]	16,158,303	15,926,977
Bear Stearns ALT-A Trust,
Series 2005-4, Class 22A2
2.76%	05/25/35[4]	10,216	10,242

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust,
Series 2005-7, Class 11A1
(LIBOR USD 1-Month plus 0.54%)
0.63%	08/25/35[2]	$57,763	$58,117
Bear Stearns ALT-A Trust,
Series 2006-4, Class 32A1
2.94%	07/25/36[4]	1,506,237	970,292
Bear Stearns ARM Trust,
Series 2004-1, Class 13A2
2.82%	04/25/34[4]	5,622	5,663
Bear Stearns ARM Trust,
Series 2004-10, Class 14A1
2.71%	01/25/35[4]	1,927,643	1,973,967
Bear Stearns ARM Trust,
Series 2006-4, Class 2A1
2.86%	10/25/36[4]	281,911	272,794
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
0.34%	08/25/20[2]	1,224,653	676,750
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	282,058	295,234
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP-reset date 11/25/21)
5.50%	01/25/34	520,240	530,091
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP-reset date 11/25/21)
5.75%	01/25/34	469,031	478,047
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
0.27%	10/25/36[2]	1,277,985	1,215,313
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.25%	12/25/46[2]	16,953,617	15,776,403
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(LIBOR USD 1-Month plus 0.17%)
0.26%	06/25/47[2]	353,787	340,313
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
3.16%	09/25/36[4]	475,881	428,913
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21	1,416,461	885,829
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
2.44%	06/25/35[4]	1,104,223	1,129,965
ChaseFlex Trust,
Series 2005-2, Class 4A2
5.50%	05/25/20	290,182	172,637

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
ChaseFlex Trust,
Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
0.29%	09/25/36[2]	$6,031,345	$5,199,247
CIM Trust,
Series 2018-R5, Class A1
3.75%	07/25/58[1,4]	73,108,424	74,035,900
CIM Trust,
Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
1.16%	09/25/58[1,2]	66,000,082	66,018,898
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58[1,4]	204,434,718	190,813,069
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58[1,4]	140,304,755	139,075,187
CIM Trust,
Series 2019-R4, Class A1
3.00%	10/25/59[1,4]	129,989,023	132,241,044
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59[1,4]	174,285,485	148,753,358
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60[1,4]	163,875,470	156,819,402
CIM Trust,
Series 2020-R4, Class A1A
3.30%	06/25/60[1,4]	94,703,932	94,245,015
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60[1,4]	196,614,002	195,107,978
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61[1,4]	318,684,851	318,211,604
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56[1,4]	119,629,125	119,750,848
CIM Trust,
Series 2021-R2, Class A2
2.50%	01/25/57[1,4]	114,949,755	115,312,582
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[1,4]	392,863,565	394,644,258
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[1,4]	282,851,657	283,875,637
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61[1,4]	266,643,995	265,887,259
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35	120,926	124,250
Citigroup Mortgage Loan Trust,
Series 2006-AR2, Class 1A1
2.81%	03/25/36[4]	8,455,873	7,496,155

See accompanying Notes to Financial Statements.

169 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.18%	06/25/36[4]	$1,873,417	$1,834,272
Citigroup Mortgage Loan Trust,
Series 2007-6, Class 1A4A
2.13%	03/25/37[4]	240,747	214,459
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A1A
2.90%	04/25/37[4]	65,194	65,659
Citigroup Mortgage Loan Trust,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
1.99%	02/20/36[1,2]	9,072,042	8,468,483
Citigroup Mortgage Loan Trust,
Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
0.80%	03/25/47[1,2]	4,695,671	4,668,768
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.00%	02/25/34[4]	14,803	14,854
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
2.53%	10/25/35[4]	390,713	270,272
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
0.35%	11/25/35[2]	122,041	107,979
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2001-HYB1, Class 1A1
1.75%	06/19/31[4]	7,824	7,903
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J8, Class 1A4
5.25%	09/25/23	34,919	35,318
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
2.44%	08/25/34[4]	620,726	620,726
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 1A1
(LIBOR USD 1-Month plus 0.66%)
0.75%	02/25/35[2]	86,300	84,750
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-7, Class 2A1
2.46%	06/25/34[4]	60,625	62,031
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB3, Class 1A
2.44%	06/20/34[4]	10,224	10,661
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB4, Class 2A1
2.55%	09/20/34[4]	646,011	653,199
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-11, Class 1A2
3.20%	04/25/35[4]	640,795	647,837
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-31, Class 2A3
2.54%	01/25/36[4]	112,984	110,388

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
0.69%	05/25/35[2]	$2,829,121	$2,434,676
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HY5, Class 1A1
3.40%	09/25/47[4]	613,762	573,217
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HYB1, Class 1A1
3.20%	03/25/37[4]	1,062,169	937,029
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A4
2.64%	08/25/33[4]	10,061	10,766
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-6, Class 8A1
4.50%	07/25/20	2,831	2,969
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-1, Class 2A1
6.50%	02/25/34	17,665	18,323
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-AR5, Class 6A1
2.36%	06/25/34[4]	72,759	76,901
Credit Suisse Mortgage Capital Trust,
Series 2006-2, Class 5A1
(LIBOR USD 1-Month plus 0.70%)
0.79%	03/25/36[2]	3,344,697	1,101,519
Credit Suisse Mortgage Capital Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37	1,237,849	908,221
Credit Suisse Mortgage Capital Trust,
Series 2014-12R, Class 1A1
(LIBOR USD 1-Month plus 1.75%)
1.84%	08/27/36[1,2]	1,042,299	1,050,292
Credit Suisse Mortgage Capital Trust,
Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
0.28%	11/27/46[1,2]	4,141,454	4,118,691
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.43%	02/25/60[1,4]	21,030,584	21,642,139
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.38%)
0.47%	08/25/36[2]	2,577,830	2,510,299
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.26%)
0.35%	12/25/36[2]	1,601,423	748,302
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR6, Class A6
(LIBOR USD 1-Month plus 0.38%)
0.47%	02/25/37[2]	488,931	478,728

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-3, Class 1A1
(LIBOR USD 1-Month plus 1.70%)
1.79%	10/25/47[2]	$25,835,929	$23,990,348
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-OA3, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.23%	07/25/47[2]	35,457,808	34,021,997
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2005-6, Class 1A7
5.50%	12/25/35	288,627	281,391
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2006-AR1, Class 2A1
2.87%	02/25/36[4]	626,828	555,410
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
0.81%	01/19/45[2]	1,529,216	1,334,758
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.50%)
0.59%	02/19/45[2]	100,426	100,122
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
0.57%	07/19/45[2]	102,865	101,531
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.29%	10/19/36[2]	15,258,232	13,081,323
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.23%	03/19/37[2]	6,771,765	6,377,917
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA2, Class 1A1
2.20%	08/25/34[4]	4,541,981	4,566,458
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.28%	09/25/34[4]	14,016	14,001
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA4, Class A1
2.34%	10/25/34[4]	796,015	829,349
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
2.51%	12/25/35[4]	9,381,346	8,965,001
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
2.45%	02/25/36[4]	11,139,070	9,121,385
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA4, Class 2A1
2.39%	06/25/35[4]	9,787,652	9,601,108
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
2.34%	09/25/35[4]	8,275,589	8,128,400

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
2.27%	10/25/35[4]	$10,825,363	$8,418,291
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
2.34%	11/25/35[4]	11,420,376	10,417,324
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
2.33%	03/25/36[4]	12,096,412	9,959,616
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA8, Class 1A7
6.00%	02/25/37	8,863	5,382
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
3.27%	12/25/34[4]	93,833	96,683
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
2.89%	01/25/37[4]	61,711	48,787
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
2.76%	11/25/37[4]	112,824	78,616
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
2.96%	11/19/35[4]	352,896	356,172
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
2.66%	05/19/36[4]	1,557,967	931,860
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
0.57%	08/25/45[2]	1,051,648	1,023,352
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(LIBOR USD 1-Month plus 0.20%)
0.29%	10/25/45[2]	12,311,797	11,600,901
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57[1]	30,209,537	30,744,545
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
2.59%	08/25/34[4]	2,016	2,023
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
2.20%	08/25/34[4]	110,409	111,555
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
2.63%	10/25/35[4]	2,057,517	1,449,517
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
2.80%	09/25/35[4]	54,814	55,907
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
2.79%	05/25/37[4]	1,520,091	1,158,844
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
2.12%	04/19/34[4]	3,810	3,782

See accompanying Notes to Financial Statements.

171 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
0.77%	01/19/35[2]	$215,983	$206,287
HarborView Mortgage Loan Trust,
Series 2004-3, Class 1A
2.71%	05/19/34[4]	42,711	43,424
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
2.40%	06/19/34[4]	1,575	1,654
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
0.57%	06/19/35[2]	245,883	247,143
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
2.59%	07/19/35[4]	36,322	32,909
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
0.29%	11/19/36[2]	58,148,748	53,538,291
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
0.51%	09/19/46[2]	61,764,545	59,726,389
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
1.09%	10/25/37[2]	21,051,711	19,586,979
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.09%	10/25/37[2]	17,081,617	17,299,688
Impac CMB Trust,
Series 2004-8, Class 2A1
(LIBOR USD 1-Month plus 0.70%)
0.79%	10/25/34[2]	146,661	149,364
Impac CMB Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
0.61%	04/25/35[2]	2,594,603	2,534,663
Impac CMB Trust,
Series 2005-4, Class 1A1B
(LIBOR USD 1-Month plus 0.17%)
0.34%	05/25/35[2]	3,215,142	3,020,221
Impac Secured Assets Corp.,
Series 2004-3, Class M1
(LIBOR USD 1-Month plus 0.90%)
0.99%	11/25/34[2]	60,610	60,976
Impac Secured Assets Corp.,
Series 2004-4, Class M3
(LIBOR USD 1-Month plus 0.90%)
0.99%	02/25/35[2]	143,713	144,147

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Impac Secured Assets Trust,
Series 2006-3, Class A1
(LIBOR USD 1-Month plus 0.34%)
0.43%	11/25/36[2]	$5,681,684	$5,316,259
Impac Secured Assets Trust,
Series 2006-5, Class 1A1C
(LIBOR USD 1-Month plus 0.27%)
0.36%	02/25/37[2]	9,103,054	8,715,578
Impac Secured Assets Trust,
Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.11%)
0.20%	05/25/37[2]	4,569,536	3,861,732
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
0.34%	05/25/37[2]	43,366,568	36,788,337
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
2.73%	08/25/34[4]	921,649	924,094
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1B
(LIBOR USD 1-Month plus 0.80%)
0.89%	08/25/34[2]	15,878	15,252
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
0.95%	09/25/34[2]	43,413	41,887
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
2.96%	03/25/35[4]	269,855	275,166
IndyMac Index Mortgage Loan Trust,
Series 2005-AR17, Class 3A1
2.78%	09/25/35[4]	3,416,719	2,804,545
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
2.76%	10/25/35[4]	20,399,034	19,440,167
IndyMac Index Mortgage Loan Trust,
Series 2005-AR31, Class 3A1
2.77%	01/25/36[4]	709,639	708,344
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
0.57%	04/25/35[2]	443,525	406,403
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
3.01%	08/25/36[4]	11,974,740	8,943,276
IndyMac Index Mortgage Loan Trust,
Series 2006-AR21, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.33%	08/25/36[2]	123,194	122,140
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(LIBOR USD 1-Month plus 0.40%)
0.49%	10/25/36[2]	15,630,421	15,417,482

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 172

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR35, Class 2A3A
(LIBOR USD 1-Month plus 0.20%)
0.29%	01/25/37[2]	$36,465,032	$36,424,038
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
2.78%	05/25/36[4]	3,407,346	3,330,767
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
2.96%	05/25/36[4]	21,299,375	16,701,466
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
3.01%	03/25/37[4]	436,984	415,627
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.75%	06/25/37[4]	2,870,676	2,792,730
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
2.65%	11/25/37[4]	1,912,437	1,869,449
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 2A1
2.92%	05/25/36[4]	495,974	385,628
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
3.01%	05/25/36[4]	5,063,377	3,594,650
JPMorgan Mortgage Trust,
Series 2003-A2, Class 2A3
1.76%	11/25/33[4]	66,535	66,645
JPMorgan Mortgage Trust,
Series 2004-A4, Class 1A3
2.24%	09/25/34[4]	190,795	188,678
JPMorgan Mortgage Trust,
Series 2005-A5, Class TA1
2.55%	08/25/35[4]	85,044	87,622
JPMorgan Mortgage Trust,
Series 2005-S2, Class 4A3
5.50%	09/25/20	1,645,817	1,426,597
JPMorgan Mortgage Trust,
Series 2006-A2, Class 5A3
2.36%	11/25/33[4]	2,780	2,806
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
2.92%	05/25/36[4]	613,730	565,542
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A3
3.06%	05/25/36[4]	414,863	377,287
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
2.88%	06/25/36[4]	335,128	292,207
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A4
2.88%	06/25/36[4]	1,080,345	932,796
JPMorgan Mortgage Trust,
Series 2006-A5, Class 2A4
2.72%	08/25/36[4]	320,042	297,849

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
2.50%	07/25/35[4]	$995,569	$1,023,812
JPMorgan Mortgage Trust,
Series 2007-A3, Class 2A3
2.66%	05/25/37[4]	1,730,205	1,526,331
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.13%	05/25/37[4]	282,608	286,779
JPMorgan Mortgage Trust,
Series 2007-A4, Class 1A1
3.23%	06/25/37[4]	2,454,793	2,220,460
JPMorgan Mortgage Trust,
Series 2007-A4, Class 2A3
3.05%	06/25/37[4]	361,335	321,810
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
0.39%	11/25/35[2]	4,151,882	4,138,828
Lehman XS Trust,
Series 2005-7N, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
0.63%	12/25/35[2]	322,989	320,863
Lehman XS Trust,
Series 2006-12N, Class A31A
(LIBOR USD 1-Month plus 0.40%)
0.49%	08/25/46[2]	10,567,086	10,651,868
Lehman XS Trust,
Series 2006-14N, Class 3A2
(LIBOR USD 1-Month plus 0.24%)
0.33%	08/25/36[2]	31,467	35,983
Lehman XS Trust,
Series 2007-4N, Class 1A3
(LIBOR USD 1-Month plus 0.24%)
0.33%	03/25/47[2]	20,702,270	20,673,728
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.02%	01/25/34[4]	23,057	24,686
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
1.91%	11/25/33[4]	484,588	485,578
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.73%	11/21/34[4]	2,440,249	2,484,065
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 9A1
2.77%	10/25/34[4]	183,630	187,876
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
2.38%	09/25/34[4]	1,711,235	1,715,931
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
2.85%	05/25/36[4]	5,657,665	3,651,404
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.47%	10/25/32[4]	8,684	9,113

See accompanying Notes to Financial Statements.

173 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
0.78%	11/15/31[2]	$741,672	$760,483
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
2.37%	10/25/33[4]	223,029	224,813
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
2.62%	08/25/34[4]	951,562	957,097
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.42%)
0.51%	02/25/36[2]	6,718	6,643
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 2.40%)
2.48%	08/25/36[2]	2,745,192	2,613,050
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.41%	01/25/35[2]	89,959	87,311
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.05%	09/25/34[4]	505,587	503,503
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
0.35%	04/25/35[2]	1,360,812	1,330,055
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[4]	712,699	291,164
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 1A2S (STEP-reset date 11/25/21)
5.50%	02/25/47	40,698	40,663
Morgan Stanley Resecuritization Trust,
Series 2014-R4, Class 2A
2.56%	08/26/34[1,4]	35,406	35,668
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 3A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
0.85%	06/26/47[1,2]	2,928,758	2,936,096
Morgan Stanley Resecuritization Trust,
Series 2015-R4, Class 2A
(LIBOR USD 1-Month plus 0.40%)
0.88%	08/26/47[1,2]	1,637,053	1,639,718
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
0.73%	02/25/35[2]	2,924,996	2,944,703

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.65%	10/25/35[2]	$3,146,768	$3,136,957
MortgageIT Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.52%)
0.61%	12/25/35[2]	584,480	590,234
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 11/25/21)
3.00%	07/25/59[1]	57,595,494	57,911,595
Popular ABS, Inc.,
Series 1998-1, Class A2 (STEP-reset date 11/25/21)
7.48%	11/25/29	46,823	46,834
Residential Accredit Loans Trust,
Series 2005-QA12, Class CB1
3.51%	12/25/35[4]	3,835,884	2,232,158
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.26%	04/25/35[4]	147,334	132,714
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
3.35%	07/25/35[4]	2,538,026	2,156,000
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.09%	01/25/46[2]	4,330,465	4,061,931
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
4.01%	01/25/36[4]	106,268	92,749
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
4.31%	01/25/36[4]	10,177,026	9,092,014
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.37%)
0.45%	08/25/36[2]	17,607,064	17,033,490
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.57%	08/25/36[4,5,6]	17,992,422	360,424
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
0.47%	09/25/36[2]	162,462	128,145
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.47%	02/25/36[4,5,6]	62,507,405	853,132
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.67%	06/25/36[4,5,6]	29,240,853	390,558
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.78%	08/25/36[4,5,6]	69,068,946	1,617,609

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 174

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.47%	09/25/37[4,5,6]	$54,525,614	$1,004,951
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.37%	03/25/37[4,5,6]	35,322,390	434,367
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.28%	03/25/37[4,5,6]	36,882,564	316,722
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.33%	04/25/37[4,5,6]	78,239,033	721,849
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37[4,5,6]	26,727,750	311,809
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.42%	06/25/37[4,5,6]	68,686,065	1,068,072
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.77%	12/25/34[4]	200,482	202,118
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
2.85%	12/25/34[4]	11,518	11,426
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
2.55%	12/25/34[4]	304,289	322,648
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36	1,802,939	1,788,382
Residential Funding Mortgage Securities Trust,
Series 2005-SA5, Class 1A
3.11%	11/25/35[4]	2,998,978	2,121,285
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 3A1
4.14%	09/25/36[4]	349,042	327,663
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 4A1
4.78%	09/25/36[4]	10,447	8,168
Residential Funding Mortgage Securities Trust,
Series 2006-SA4, Class 2A1
4.60%	11/25/36[4]	53,800	52,442
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 2A2
3.29%	04/25/37[4]	1,160,763	1,068,984
Sequoia Mortgage Trust,
Series 2003-2, Class A1
(LIBOR USD 1-Month plus 0.66%)
0.75%	06/20/33[2]	33,064	33,133
Sequoia Mortgage Trust,
Series 2003-8, Class A1
(LIBOR USD 1-Month plus 0.64%)
0.73%	01/20/34[2]	1,104	1,092

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Sequoia Mortgage Trust,
Series 2004-3, Class A
(LIBOR USD 6-Month plus 0.50%)
0.72%	05/20/34[2]	$199,345	$200,108
Sequoia Mortgage Trust,
Series 2004-4, Class A
(LIBOR USD 6-Month plus 0.52%)
0.74%	05/20/34[2]	83,889	81,842
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 3A3
2.43%	02/25/34[4]	18,705	18,548
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
2.66%	09/25/34[4]	3,455,634	3,512,204
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
2.68%	10/25/34[4]	78,829	78,829
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 2A
2.44%	10/25/34[4]	4,197,257	4,288,722
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
2.54%	10/25/34[4]	1,468,943	1,411,892
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-17, Class A1
1.24%	11/25/34[4]	28,655	27,833
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 1A2
2.79%	01/25/35[4]	385,003	397,047
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
2.52%	06/25/35[4]	1,016,356	979,918
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-18, Class 7A3
2.77%	09/25/35[4]	11,959,732	9,178,278
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.41%	01/25/37[2]	18,893,685	19,184,031
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-9, Class 2A1
3.15%	10/25/47[4]	543,598	435,264
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1A
(LIBOR USD 1-Month plus 0.56%)
0.65%	02/25/36[2]	466,055	450,702
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A3
(Federal Reserve US 12-Month Cumulative Average plus 2.00%)
2.50%	02/25/36[2]	15,034,018	15,022,031
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(LIBOR USD 1-Month plus 0.42%)
0.51%	08/25/36[2]	17,276,794	17,166,262

See accompanying Notes to Financial Statements.

175 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II Trust,
Series 2006-AR8, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
0.21%	10/25/36[2]	$15,989,281	$15,387,376
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus1.50%)
1.59%	08/25/47[2]	105,212,524	102,629,915
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 1997-2, Class 2A4
7.25%	03/28/30	544	569
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-26A, Class 3A5
2.23%	09/25/33[4]	101,860	106,156
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-34A, Class 5A4
2.45%	11/25/33[4]	818,759	832,488
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35	1,135,884	1,134,800
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 1A1
2.67%	06/25/37[4]	1,654,739	1,326,209
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
2.01%	12/25/44[4]	72,439	72,643
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(LIBOR USD 1-Month plus 0.46%)
0.55%	01/25/37[2]	12,195,674	6,529,866
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.48%)
0.57%	08/25/36[2]	14,998,640	6,948,618
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.56%	06/25/33[4]	2,083,753	2,177,584
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
2.58%	06/25/34[4]	19,257	19,968
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
0.93%	05/25/44[2]	385,117	389,834
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
0.64%	05/25/35[2]	1,923,665	1,643,652
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
0.59%	06/25/35[2]	3,504,677	2,991,120

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
0.73%	01/25/45[2]	$438,596	$436,548
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.64%)
0.73%	08/25/45[2]	21,554,276	21,636,355
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.81%	10/25/35[4]	716,401	724,071
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
0.67%	10/25/45[2]	3,242,926	3,260,687
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
2.99%	12/25/35[4]	2,784,409	2,882,421
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.52%)
0.61%	11/25/45[2]	18,128,012	17,871,454
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.54%)
0.63%	12/25/45[2]	9,160,083	8,931,284
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.58%)
0.67%	12/25/45[2]	9,431,588	9,470,438
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.66%)
0.75%	01/25/45[2]	10,482,047	10,543,854
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
0.71%	01/25/45[2]	641,633	640,849
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
0.75%	01/25/45[2]	54,567	54,781
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.76%)
0.85%	01/25/45[2]	2,278,436	2,293,004
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)
0.55%	04/25/45[2]	89,427	88,838
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
0.63%	07/25/45[2]	104,699	103,597

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 176

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.07%)
1.16%	01/25/46[2]	$17,238,852	$17,299,057
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
2.86%	09/25/36[4]	8,840,632	8,886,262
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.11%	12/25/36[4]	474,373	471,936
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.09%	02/25/46[2]	10,659,433	10,429,377
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
1.04%	05/25/46[2]	3,643,703	3,636,443
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
1.07%	07/25/46[2]	7,509,996	7,138,543
WaMu Mortgage Pass-Through Certificates,
Series 2007-1, Class 2A1
6.00%	01/25/22	66,533	68,392
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
3.10%	07/25/37[4]	187,961	191,229
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
0.79%	02/25/47[2]	9,282,395	8,831,563
WaMu MSC Mortgage Pass-Through Certificates,
Series 2002-AR1, Class 1A1
3.02%	11/25/30[4]	190,061	195,817
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	110,616	110,264
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR1, Class 1A1
2.65%	03/25/36[4]	1,571,958	1,548,817

			4,077,134,507

U.S. Agency Commercial Mortgage-Backed — 0.00%
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K154, Class A2
3.42%	04/25/32	750,000	850,661

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K155, Class A3
3.75%	04/25/33	$125,000	$147,655
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K157, Class A3
3.99%	08/25/33[4]	300,000	361,393

			1,359,709

U.S. Agency Mortgage-Backed — 32.26%
Fannie Mae Pool 190375
5.50%	11/01/36	470,756	547,028
Fannie Mae Pool 190396
4.50%	06/01/39	6,527	7,290
Fannie Mae Pool 254232
6.50%	03/01/22	408	410
Fannie Mae Pool 313182
7.50%	10/01/26	735	799
Fannie Mae Pool 394854
6.50%	05/01/27	445	500
Fannie Mae Pool 545191
7.00%	09/01/31	1,880	2,131
Fannie Mae Pool 545756
7.00%	06/01/32	415	494
Fannie Mae Pool 606108
7.00%	03/01/31	2,120	2,143
Fannie Mae Pool 613142
7.00%	11/01/31	7,383	8,663
Fannie Mae Pool 625666
7.00%	01/01/32	6,572	7,433
Fannie Mae Pool 633698
7.50%	02/01/31	24,911	29,367
Fannie Mae Pool 655928
7.00%	08/01/32	98,539	117,718
Fannie Mae Pool 725257
5.50%	02/01/34	638,880	737,608
Fannie Mae Pool 734830
4.50%	08/01/33	8,317	9,219
Fannie Mae Pool 734922
4.50%	09/01/33	1,133,559	1,267,137
Fannie Mae Pool 735207
7.00%	04/01/34	13,703	15,906
Fannie Mae Pool 735224
5.50%	02/01/35	2,269,635	2,622,270
Fannie Mae Pool 735651
4.50%	06/01/35	2,499,967	2,809,929
Fannie Mae Pool 735686
6.50%	12/01/22	60	61
Fannie Mae Pool 740297
5.50%	10/01/33	1,388	1,603
Fannie Mae Pool 745147
4.50%	12/01/35	15,561	17,309
Fannie Mae Pool 753168
4.50%	12/01/33	5,892	6,552

See accompanying Notes to Financial Statements.

177 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 815422
4.50%	02/01/35	$26,652	$29,580
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
2.29%	11/01/35[2]	3,588	3,587
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.53%)
1.99%	12/01/35[2]	2,990	3,013
Fannie Mae Pool 888412
7.00%	04/01/37	190,469	217,414
Fannie Mae Pool 889184
5.50%	09/01/36	2,269,444	2,622,845
Fannie Mae Pool AB1613
4.00%	10/01/40	20,223,391	22,595,444
Fannie Mae Pool AB1803
4.00%	11/01/40	25,327,866	28,324,413
Fannie Mae Pool AB2127
3.50%	01/01/26	7,926,612	8,467,031
Fannie Mae Pool AB3679
3.50%	10/01/41	8,430,946	9,228,075
Fannie Mae Pool AB3864
3.50%	11/01/41	6,662,814	7,324,233
Fannie Mae Pool AB4045
3.50%	12/01/41	8,300,113	9,186,164
Fannie Mae Pool AB4262
3.50%	01/01/32	4,264,294	4,577,912
Fannie Mae Pool AB6385
3.00%	10/01/42	251,677	268,380
Fannie Mae Pool AB9703
3.50%	06/01/43	15,762,285	17,003,507
Fannie Mae Pool AC8279
4.50%	08/01/39	11,170	12,432
Fannie Mae Pool AE0138
4.50%	03/01/40	39,948	44,607
Fannie Mae Pool AE0482
5.50%	01/01/38	5,474,830	6,270,138
Fannie Mae Pool AH3780
4.00%	02/01/41	10,178,067	11,472,132
Fannie Mae Pool AJ1404
4.00%	09/01/41	13,428,582	14,877,907
Fannie Mae Pool AL0209
4.50%	05/01/41	15,661,298	17,640,406
Fannie Mae Pool AL0851
6.00%	10/01/40	9,206,954	10,768,994
Fannie Mae Pool AL2521
3.50%	09/01/42	104,832	113,788
Fannie Mae Pool AL4597
4.00%	01/01/44	39,502,193	44,214,205
Fannie Mae Pool AL6348
3.50%	02/01/45	35,337	38,229
Fannie Mae Pool AL7092
3.00%	07/01/45	51,029	55,061
Fannie Mae Pool AL8037
4.50%	07/01/34	145,489	159,433
Fannie Mae Pool AL8256
3.00%	08/01/43	472,375	512,207

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL8356
4.50%	07/01/34	$356,869	$389,269
Fannie Mae Pool AL8960
4.50%	05/01/46	26,171,181	29,119,676
Fannie Mae Pool AL9106
4.50%	02/01/46	35,705,754	39,728,432
Fannie Mae Pool AL9217
3.50%	10/01/46	22,574,328	24,582,434
Fannie Mae Pool AL9472
4.00%	10/01/43	5,497,248	6,054,528
Fannie Mae Pool AL9722
4.50%	08/01/46	107,484,484	119,593,887
Fannie Mae Pool AL9846
4.50%	02/01/47	111,752,907	124,343,198
Fannie Mae Pool AM4869
4.07%	12/01/25	1,731,274	1,923,734
Fannie Mae Pool AM6770
3.77%	09/01/29	159,725	181,118
Fannie Mae Pool AN4429
3.22%	01/01/27	23,130,000	25,396,998
Fannie Mae Pool AN7981
2.95%	01/01/28	100,000	108,883
Fannie Mae Pool AN9814
3.63%	08/01/28	129,464,216	145,771,119
Fannie Mae Pool AS8605
3.00%	01/01/32	166,334	177,108
Fannie Mae Pool AS8663
4.50%	01/01/47	21,792,033	23,871,689
Fannie Mae Pool AS9830
4.00%	06/01/47	40,099,348	43,218,364
Fannie Mae Pool AS9972
4.00%	07/01/47	35,681,864	38,457,278
Fannie Mae Pool AT9649
4.00%	07/01/43	166,667	187,845
Fannie Mae Pool AU3739
3.50%	08/01/43	28,281,283	31,316,726
Fannie Mae Pool BD2450
3.50%	01/01/47	59,044	62,972
Fannie Mae Pool BL6060
2.46%	04/01/40	126,370,000	130,151,899
Fannie Mae Pool BM4299
3.00%	03/01/30	32,815,512	34,526,412
Fannie Mae Pool BM4304
3.00%	02/01/30	44,011,302	46,286,862
Fannie Mae Pool BM5164
4.00%	11/01/48	43,362,397	47,425,820
Fannie Mae Pool BM5507
3.00%	09/01/48	7,663,307	8,105,323
Fannie Mae Pool BN4316
4.00%	01/01/49	26,740	28,905
Fannie Mae Pool CA0862
3.50%	09/01/47	3,327,071	3,535,939
Fannie Mae Pool CA0996
3.50%	01/01/48	42,677	46,108
Fannie Mae Pool CA1187
3.50%	02/01/48	56,736,277	60,379,896

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 178

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool CA1191
3.50%	11/01/47	$3,906,315	$4,146,664
Fannie Mae Pool CA1710
4.50%	05/01/48	135,218	146,635
Fannie Mae Pool CA1711
4.50%	05/01/48	13,043,388	14,150,576
Fannie Mae Pool CA2208
4.50%	08/01/48	31,581,963	34,265,964
Fannie Mae Pool CA2327
4.00%	09/01/48	33,447,615	36,851,429
Fannie Mae Pool CA2493
4.50%	10/01/48	8,151,494	8,808,790
Fannie Mae Pool CA3633
3.50%	06/01/49	25,178,911	27,238,207
Fannie Mae Pool CA4011
3.50%	08/01/49	27,482,271	28,683,684
Fannie Mae Pool CA5689
3.00%	05/01/50	75,480,110	80,305,659
Fannie Mae Pool FM2310
3.00%	01/01/48	11,937,395	12,578,442
Fannie Mae Pool FM2318
3.50%	09/01/49	218,255,538	235,896,107
Fannie Mae Pool FM2388
3.50%	04/01/48	20,804,100	22,654,631
Fannie Mae Pool MA1146
4.00%	08/01/42	26,771,446	29,453,260
Fannie Mae Pool MA1177
3.50%	09/01/42	33,943,182	36,751,707
Fannie Mae Pool MA1404
3.50%	04/01/43	70,793	76,603
Fannie Mae Pool MA1432
3.00%	05/01/33	54,726	58,130
Fannie Mae Pool MA1459
3.00%	06/01/33	25,644	27,239
Fannie Mae Pool MA1527
3.00%	08/01/33	37,439,224	39,768,341
Fannie Mae Pool MA1561
3.00%	09/01/33	23,781,145	25,260,584
Fannie Mae Pool MA1582
3.50%	09/01/43	11,957,436	12,938,841
Fannie Mae Pool MA1584
3.50%	09/01/33	36,335,404	39,135,491
Fannie Mae Pool MA1608
3.50%	10/01/33	25,768,126	27,753,876
Fannie Mae Pool MA1982
3.50%	08/01/34	52,698	56,272
Fannie Mae Pool MA2895
3.00%	02/01/47	53,749	56,850
Fannie Mae Pool MA2960
4.00%	04/01/47	31,731,518	34,345,246
Fannie Mae Pool MA3027
4.00%	06/01/47	22,998,617	24,849,893
Fannie Mae Pool MA3029
3.00%	06/01/32	26,916,031	28,424,559
Fannie Mae Pool MA3060
3.00%	07/01/32	11,779	12,431

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA3120
3.50%	09/01/47	$1,690,632	$1,799,408
Fannie Mae Pool MA3182
3.50%	11/01/47	36,546,736	38,914,082
Fannie Mae Pool MA3210
3.50%	12/01/47	63,325,649	67,455,457
Fannie Mae Pool MA3238
3.50%	01/01/48	54,453,650	57,782,827
Fannie Mae Pool MA3276
3.50%	02/01/48	21,730,442	23,125,976
Fannie Mae Pool MA3305
3.50%	03/01/48	28,914,437	30,763,068
Fannie Mae Pool MA3332
3.50%	04/01/48	79,525,746	84,557,292
Fannie Mae Pool MA3364
3.50%	05/01/33	10,317,224	11,058,798
Fannie Mae Pool MA3537
4.50%	12/01/48	19,033,981	20,564,191
Fannie Mae Pool MA3811
3.00%	10/01/49	9,132,664	9,350,701
Fannie Mae Pool MA3846
3.00%	11/01/49	54,141	55,477
Fannie Mae Pool MA3942
3.00%	02/01/50	18,738,760	19,374,592
Fannie Mae Pool MA3997
3.00%	04/01/50	21,563,745	22,146,546
Fannie Mae Pool MA4093
2.00%	08/01/40	194,780,236	198,944,883
Fannie Mae Pool MA4128
2.00%	09/01/40	161,387,166	164,837,005
Fannie Mae Pool MA4152
2.00%	10/01/40	195,088,232	199,262,390
Fannie Mae Pool MA4176
2.00%	11/01/40	48,749,269	49,776,866
Fannie Mae Pool MA4333
2.00%	05/01/41	85,522,190	87,400,194
Fannie Mae REMICS,
Series 1992-123, Class Z
7.50%	07/25/22	98	100
Fannie Mae REMICS,
Series 1993-132, Class D (PO)
0.00%	10/25/22[10]	3,111	3,107
Fannie Mae REMICS,
Series 1993-29, Class PK
7.00%	03/25/23	330	338
Fannie Mae REMICS,
Series 1994-55, Class H
7.00%	03/25/24	3,169	3,361
Fannie Mae REMICS,
Series 1997-34, Class SA
(Cost of Funds for the 11th District of San Francisco * 1.457, 37.68% Cap)
1.46%	10/25/23[2]	803	881
Fannie Mae REMICS,
Series 1998-37, Class VZ
6.00%	06/17/28	1,880	1,969

See accompanying Notes to Financial Statements.

179 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 1999-11, Class Z
5.50%	03/25/29	$19,245	$20,324
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31	84,299	95,637
Fannie Mae REMICS,
Series 2005-117, Class LC
5.50%	11/25/35	1,790,606	1,836,824
Fannie Mae REMICS,
Series 2005-122, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.51%	11/25/35[2]	35,099	3,938
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
6.01%	10/25/25[2]	1,933,097	140,648
Fannie Mae REMICS,
Series 2006-4, Class WE
4.50%	02/25/36	33,594	37,088
Fannie Mae REMICS,
Series 2006-49, Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
28.66%	04/25/36[2]	1,149,778	1,791,868
Fannie Mae REMICS,
Series 2007-17, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
6.31%	03/25/37[2]	1,062,063	163,112
Fannie Mae REMICS,
Series 2007-34, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
6.02%	04/25/37[2]	2,199,384	413,636
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
0.56%	07/25/37[2]	3,271	3,312
Fannie Mae REMICS,
Series 2008-24, Class NA
6.75%	06/25/37	241,294	273,510
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.51%	10/25/40[2]	2,752,212	528,606
Fannie Mae REMICS,
Series 2010-135, Class EA
3.00%	01/25/40	996	999
Fannie Mae REMICS,
Series 2010-17, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
6.26%	03/25/40[2]	5,632,038	985,982
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
6.33%	05/25/40[2]	9,908,828	2,012,795

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2011-101, Class HE
4.00%	10/25/41	$10,100,000	$11,115,516
Fannie Mae REMICS,
Series 2011-111, Class DB
4.00%	11/25/41	10,652,217	11,631,285
Fannie Mae REMICS,
Series 2012-84, Class VZ
3.50%	08/25/42	9,648,986	10,293,957
Fannie Mae REMICS,
Series 2013-101, Class BO (PO)
0.00%	10/25/43[10]	13,014,023	11,607,674
Fannie Mae REMICS,
Series 2013-101, Class CO (PO)
0.00%	10/25/43[10]	7,860,882	7,047,909
Fannie Mae REMICS,
Series 2016-45, Class AF
(LIBOR USD 1-Month plus 0.50%)
0.59%	07/25/46[2]	9,460,089	9,586,594
Fannie Mae REMICS,
Series 2016-72, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.59%	10/25/46[2]	20,022,984	20,299,319
Fannie Mae REMICS,
Series 2016-74, Class GF
(LIBOR USD 1-Month plus 0.50%)
0.59%	10/25/46[2]	15,412,090	15,535,836
Fannie Mae REMICS,
Series 2016-75, Class FL
(LIBOR USD 1-Month plus 0.50%)
0.59%	10/25/46[2]	15,084,207	15,205,024
Fannie Mae REMICS,
Series 2018-29, Class AP
3.50%	11/25/46	64,874,568	67,003,414
Fannie Mae REMICS,
Series 2018-38, Class LA
3.00%	06/25/48	22,364,245	23,293,460
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47	38,534	40,128
Fannie Mae REMICS,
Series 2018-45, Class GA
3.00%	06/25/48	25,264,272	26,571,683
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47	20,420,538	21,132,073
Fannie Mae REMICS,
Series 2018-57, Class QA
3.50%	05/25/46	68,241	70,218
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47	1,645,296	1,698,647
Fannie Mae REMICS,
Series 2018-94, Class KD
3.50%	12/25/48	7,288,818	7,581,262

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 180

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2019-1, Class AB
3.50%	02/25/49	$1,998,169	$2,120,176
Fannie Mae REMICS,
Series 2019-1, Class KP
3.25%	02/25/49	2,922,903	3,033,182
Fannie Mae REMICS,
Series 2019-26, Class JE
3.00%	06/25/49	7,065,567	7,364,833
Fannie Mae REMICS,
Series 2019-45, Class PA
3.00%	08/25/49	27,196,120	28,460,620
Fannie Mae REMICS,
Series 2019-52, Class PA
3.00%	09/25/49	8,510,434	8,799,937
Fannie Mae REMICS,
Series 2019-67, Class FE
(LIBOR USD 1-Month plus 0.45%)
0.54%	11/25/49[2]	39,288,107	39,695,629
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.59%	01/25/50[2]	107,292	108,149
Fannie Mae REMICS,
Series G92-36, Class Z
7.00%	07/25/22	2	2
Fannie Mae REMICS,
Series G93-21, Class Z
7.20%	05/25/23	519	537
Fannie Mae Trust,
Series 2003-W2, Class 2A9
5.90%	07/25/42	20,620	23,665
Freddie Mac Gold Pool A24156
6.50%	10/01/31	92,789	104,358
Freddie Mac Gold Pool A25162
5.50%	05/01/34	1,075,456	1,231,127
Freddie Mac Gold Pool A39012
5.50%	06/01/35	28,543	32,874
Freddie Mac Gold Pool A54856
5.00%	01/01/34	2,430,165	2,753,671
Freddie Mac Gold Pool A61164
5.00%	04/01/36	7,998	8,946
Freddie Mac Gold Pool A97038
4.00%	02/01/41	7,817,429	8,512,292
Freddie Mac Gold Pool C01492
5.00%	02/01/33	353,498	394,412
Freddie Mac Gold Pool C04546
3.00%	02/01/43	13,630,408	14,717,322
Freddie Mac Gold Pool C04573
3.00%	03/01/43	17,294,021	18,705,606
Freddie Mac Gold Pool C46104
6.50%	09/01/29	8,312	9,348
Freddie Mac Gold Pool C55789
7.50%	10/01/27	4,141	4,504
Freddie Mac Gold Pool C90573
6.50%	08/01/22	5,857	5,976

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool E02402
6.00%	10/01/22	$1,457	$1,481
Freddie Mac Gold Pool G00992
7.00%	11/01/28	444	501
Freddie Mac Gold Pool G01515
5.00%	02/01/33	374,093	416,863
Freddie Mac Gold Pool G02579
5.00%	12/01/34	594,550	678,439
Freddie Mac Gold Pool G02884
6.00%	04/01/37	1,618,691	1,885,857
Freddie Mac Gold Pool G02955
5.50%	03/01/37	2,394,627	2,754,299
Freddie Mac Gold Pool G03357
5.50%	08/01/37	855,279	992,021
Freddie Mac Gold Pool G03676
5.50%	12/01/37	1,585,056	1,829,482
Freddie Mac Gold Pool G03783
5.50%	01/01/38	1,155,642	1,334,118
Freddie Mac Gold Pool G03985
6.00%	03/01/38	12,783	15,085
Freddie Mac Gold Pool G04438
5.50%	05/01/38	3,560,671	4,114,632
Freddie Mac Gold Pool G04703
5.50%	08/01/38	2,691,701	3,106,843
Freddie Mac Gold Pool G04706
5.50%	09/01/38	116,277	134,461
Freddie Mac Gold Pool G05866
4.50%	02/01/40	11,414,532	12,949,731
Freddie Mac Gold Pool G06361
4.00%	03/01/41	15,714	17,718
Freddie Mac Gold Pool G06498
4.00%	04/01/41	15,103,831	16,882,368
Freddie Mac Gold Pool G06499
4.00%	03/01/41	6,680,097	7,406,689
Freddie Mac Gold Pool G07408
3.50%	06/01/43	15,823,315	17,523,145
Freddie Mac Gold Pool G07786
4.00%	08/01/44	126,534,714	141,402,900
Freddie Mac Gold Pool G07848
3.50%	04/01/44	76,258,767	83,709,630
Freddie Mac Gold Pool G07849
3.50%	05/01/44	10,100,546	11,023,897
Freddie Mac Gold Pool G07924
3.50%	01/01/45	11,767,643	12,817,651
Freddie Mac Gold Pool G07925
4.00%	02/01/45	8,328,376	9,250,254
Freddie Mac Gold Pool G08676
3.50%	11/01/45	30,057,436	32,264,069
Freddie Mac Gold Pool G08681
3.50%	12/01/45	20,074,713	21,548,475
Freddie Mac Gold Pool G08698
3.50%	03/01/46	1,037	1,112
Freddie Mac Gold Pool G08710
3.00%	06/01/46	116,119,425	122,856,482
Freddie Mac Gold Pool G08711
3.50%	06/01/46	8,699,598	9,272,176

See accompanying Notes to Financial Statements.

181 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08715
3.00%	08/01/46	$156,564,741	$165,648,369
Freddie Mac Gold Pool G08721
3.00%	09/01/46	15,989,694	16,917,389
Freddie Mac Gold Pool G08722
3.50%	09/01/46	39,050,039	41,620,180
Freddie Mac Gold Pool G08726
3.00%	10/01/46	171,315,049	181,254,465
Freddie Mac Gold Pool G08727
3.50%	10/01/46	34,513,955	36,785,546
Freddie Mac Gold Pool G08732
3.00%	11/01/46	105,227,163	111,332,269
Freddie Mac Gold Pool G08741
3.00%	01/01/47	65,616,543	69,423,506
Freddie Mac Gold Pool G08742
3.50%	01/01/47	53,495,511	57,014,315
Freddie Mac Gold Pool G08747
3.00%	02/01/47	22,860,450	24,186,776
Freddie Mac Gold Pool G08757
3.50%	04/01/47	19,926,694	21,329,539
Freddie Mac Gold Pool G08758
4.00%	04/01/47	15,594	16,870
Freddie Mac Gold Pool G08762
4.00%	05/01/47	16,060,029	17,364,300
Freddie Mac Gold Pool G08779
3.50%	09/01/47	78,388	83,058
Freddie Mac Gold Pool G08784
3.50%	10/01/47	67,871	72,243
Freddie Mac Gold Pool G08792
3.50%	12/01/47	58,889	62,681
Freddie Mac Gold Pool G08826
5.00%	06/01/48	14,921,210	16,371,069
Freddie Mac Gold Pool G08833
5.00%	07/01/48	8,150,204	8,942,141
Freddie Mac Gold Pool G08838
5.00%	09/01/48	4,460,022	4,919,223
Freddie Mac Gold Pool G08840
5.00%	08/01/48	1,269,099	1,396,246
Freddie Mac Gold Pool G08843
4.50%	10/01/48	9,571,720	10,350,885
Freddie Mac Gold Pool G08844
5.00%	10/01/48	11,475,371	12,590,406
Freddie Mac Gold Pool G08848
4.50%	11/01/48	1,802,624	1,953,795
Freddie Mac Gold Pool G08849
5.00%	11/01/48	4,632,880	5,108,927
Freddie Mac Gold Pool G12824
6.00%	08/01/22	79,391	80,584
Freddie Mac Gold Pool G12909
6.00%	11/01/22	285,460	291,466
Freddie Mac Gold Pool G13032
6.00%	09/01/22	2,043	2,065
Freddie Mac Gold Pool G16085
2.50%	02/01/32	3,512,954	3,697,332
Freddie Mac Gold Pool G16502
3.50%	05/01/33	69,254	74,249

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G16524
3.50%	05/01/33	$26,862,379	$28,835,710
Freddie Mac Gold Pool G16584
3.50%	08/01/33	3,966,267	4,238,291
Freddie Mac Gold Pool G16607
3.50%	09/01/33	40,533,128	43,526,549
Freddie Mac Gold Pool G16623
2.50%	09/01/32	28,304,620	29,649,417
Freddie Mac Gold Pool G16755
3.50%	02/01/34	36,750,321	39,447,367
Freddie Mac Gold Pool G16756
3.50%	01/01/34	3,557,966	3,820,726
Freddie Mac Gold Pool G18592
3.00%	03/01/31	26,472	27,980
Freddie Mac Gold Pool G18596
3.00%	04/01/31	30,533,846	32,284,279
Freddie Mac Gold Pool G18691
3.00%	06/01/33	11,031,128	11,631,587
Freddie Mac Gold Pool G18692
3.50%	06/01/33	15,692,085	16,803,050
Freddie Mac Gold Pool G18713
3.50%	11/01/33	18,467,326	19,733,751
Freddie Mac Gold Pool G18716
3.50%	12/01/33	56,085	59,931
Freddie Mac Gold Pool G60023
3.50%	04/01/45	12,606,816	13,830,686
Freddie Mac Gold Pool G60080
3.50%	06/01/45	129,162,612	140,566,495
Freddie Mac Gold Pool G60138
3.50%	08/01/45	101,468,934	111,319,539
Freddie Mac Gold Pool G60238
3.50%	10/01/45	39,816,256	43,306,784
Freddie Mac Gold Pool G60344
4.00%	12/01/45	98,744	108,767
Freddie Mac Gold Pool G67700
3.50%	08/01/46	30,146,643	32,751,792
Freddie Mac Gold Pool G67703
3.50%	04/01/47	306,736,393	333,243,295
Freddie Mac Gold Pool G67706
3.50%	12/01/47	155,859,019	169,279,010
Freddie Mac Gold Pool G67707
3.50%	01/01/48	389,319,349	426,297,384
Freddie Mac Gold Pool G67708
3.50%	03/01/48	358,476,219	387,239,189
Freddie Mac Gold Pool G67709
3.50%	03/01/48	264,447,015	286,840,949
Freddie Mac Gold Pool G67710
3.50%	03/01/48	226,457,276	243,599,979
Freddie Mac Gold Pool G67711
4.00%	03/01/48	68,378,585	75,252,063
Freddie Mac Gold Pool G67713
4.00%	06/01/48	618,100	678,349
Freddie Mac Gold Pool G67714
4.00%	07/01/48	101,981	111,865
Freddie Mac Gold Pool G67717
4.00%	11/01/48	83,695,274	91,807,321

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 182

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool H00790
5.50%	05/01/37	$4,315	$4,924
Freddie Mac Gold Pool H05069
5.50%	05/01/37	124,799	142,393
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	27,388,441	30,671,329
Freddie Mac Gold Pool U99097
3.50%	07/01/43	39,029,994	42,329,060
Freddie Mac Gold Pool V62078
3.50%	08/01/33	4,039,101	4,347,073
Freddie Mac Gold Pool V62129
3.50%	08/01/33	9,170,841	9,848,909
Freddie Mac Gold Pool V80356
3.50%	08/01/43	26,774,483	29,441,055
Freddie Mac Pool RB5077
2.00%	10/01/40	117,359,356	119,872,646
Freddie Mac Pool RE6029
3.00%	02/01/50	6,253,058	6,465,232
Freddie Mac Pool SD7502
3.50%	07/01/49	10,322,346	11,056,978
Freddie Mac Pool SD7503
3.50%	08/01/49	22,775,602	24,602,212
Freddie Mac Pool SD7511
3.50%	01/01/50	23,009,667	24,869,431
Freddie Mac Pool ZA5103
3.50%	12/01/47	207,100	220,410
Freddie Mac Pool ZA5128
3.50%	12/01/47	536,947	569,984
Freddie Mac Pool ZM1779
3.00%	09/01/46	17,353,754	18,354,385
Freddie Mac Pool ZM2285
3.00%	12/01/46	20,026,287	21,181,019
Freddie Mac Pool ZS4693
3.00%	12/01/46	19,957,805	21,108,588
Freddie Mac Pool ZS4768
3.50%	05/01/48	1,527,080	1,620,442
Freddie Mac Pool ZT0277
3.50%	10/01/46	2,251,179	2,421,700
Freddie Mac Pool ZT1403
3.50%	11/01/33	22,144,214	23,666,230
Freddie Mac REMICS,
Series 1980, Class Z
7.00%	07/15/27	44,142	49,823
Freddie Mac REMICS,
Series 1983, Class Z
6.50%	12/15/23	10,905	11,502
Freddie Mac REMICS,
Series 2098, Class TZ
6.00%	01/15/28	189,319	208,292
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	10,564	11,808
Freddie Mac REMICS,
Series 2313, Class LA
6.50%	05/15/31	4,927	5,602

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 2433, Class SA
(-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
20.71%	02/15/32[2]	$6,029	$9,175
Freddie Mac REMICS,
Series 2481, Class AW
6.50%	08/15/32	18,608	20,096
Freddie Mac REMICS,
Series 3019, Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
7.12%	08/15/35[2]	883,589	209,657
Freddie Mac REMICS,
Series 3063, Class YG
5.50%	11/15/35	2,327,829	2,671,837
Freddie Mac REMICS,
Series 3300, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
7.12%	08/15/35[2]	390,654	75,906
Freddie Mac REMICS,
Series 3707, Class EI (IO)
5.00%	12/15/38	699,665	3,935
Freddie Mac REMICS,
Series 3752, Class XL
4.50%	11/15/40	38,967,493	43,058,729
Freddie Mac REMICS,
Series 3891, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
5.87%	07/15/41[2]	4,515,670	472,796
Freddie Mac REMICS,
Series 3904, Class JB
4.50%	08/15/41	8,992,552	10,055,661
Freddie Mac REMICS,
Series 3925, Class LB
4.50%	09/15/41	9,215,000	10,876,524
Freddie Mac REMICS,
Series 3928, Class JD
4.00%	09/15/41	27,653,505	30,165,602
Freddie Mac REMICS,
Series 4102, Class TC
2.50%	09/15/41	9,795,767	10,168,906
Freddie Mac REMICS,
Series 4161, Class BA
2.50%	12/15/41	15,390,422	15,978,962
Freddie Mac REMICS,
Series 4656, Class EZ
4.00%	02/15/47	186,132	211,624
Freddie Mac REMICS,
Series 4818, Class CA
3.00%	04/15/48	1,868,100	1,945,115
Freddie Mac REMICS,
Series 4846, Class PA
4.00%	06/15/47	522,965	544,339
Freddie Mac REMICS,
Series 4852, Class CA
4.00%	11/15/47	20,330,920	21,561,264

See accompanying Notes to Financial Statements.

183 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 4860, Class BH
3.50%	10/15/48	$5,548,230	$5,812,048
Freddie Mac REMICS,
Series 4860, Class PA
3.50%	02/15/49	3,823,082	3,999,656
Freddie Mac REMICS,
Series 4879, Class BC
3.00%	04/15/49	1,312,543	1,355,209
Freddie Mac REMICS,
Series 4896, Class DA
3.00%	01/15/49	1,569,481	1,666,036
Freddie Mac REMICS,
Series 4937, Class MF
(LIBOR USD 1-Month plus 0.45%)
0.54%	12/25/49[2]	8,357,822	8,424,497
Freddie Mac Strips,
Series 309, Class PO (PO)
0.00%	08/15/43[10]	17,231,962	15,097,790
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
0.58%	11/15/43[2]	2,758,937	2,794,013
Ginnie Mae (TBA)
2.00%	11/20/51	863,100,000	873,697,789
2.50%	11/20/51	1,192,850,000	1,229,321,890
Ginnie Mae I Pool 782817
4.50%	11/15/39	11,989,958	13,634,988
Ginnie Mae I Pool AA5452
3.50%	07/15/42	107,204	114,399
Ginnie Mae II Pool 2631
7.00%	08/20/28	1,180	1,321
Ginnie Mae II Pool 3388
4.50%	05/20/33	2,968	3,273
Ginnie Mae II Pool 3427
4.50%	08/20/33	1,113	1,231
Ginnie Mae II Pool 3554
4.50%	05/20/34	1,075	1,190
Ginnie Mae II Pool 4058
5.00%	12/20/37	604	689
Ginnie Mae II Pool 4342
5.00%	01/20/39	874	1,001
Ginnie Mae II Pool 4520
5.00%	08/20/39	16,466	18,855
Ginnie Mae II Pool 5140
4.50%	08/20/41	34,967	39,099
Ginnie Mae II Pool 5175
4.50%	09/20/41	37,964	42,450
Ginnie Mae II Pool 5281
4.50%	01/20/42	11,142	12,459
Ginnie Mae II Pool 783591
4.50%	07/20/41	13,705	15,325
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.25%	07/20/34[2]	9,280	9,619

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.00%	03/20/35[2]	$15,290	$15,471
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.25%	08/20/35[2]	17,435	18,204
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.13%	10/20/35[2]	13,205	13,791
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.00%	05/20/25[2]	2,162	2,219
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.50%	06/20/25[2]	2,941	2,973
Ginnie Mae II Pool MA0627
4.50%	12/20/42	42,375	47,378
Ginnie Mae II Pool MA0701
4.50%	01/20/43	47,205	52,450
Ginnie Mae II Pool MA1157
3.50%	07/20/43	41,866	45,456
Ginnie Mae II Pool MA1997
4.50%	06/20/44	11,287	12,622
Ginnie Mae II Pool MA2374
5.00%	11/20/44	262,749	295,398
Ginnie Mae II Pool MA2756
4.50%	04/20/45	24,286	27,080
Ginnie Mae II Pool MA2828
4.50%	05/20/45	1,039,928	1,154,915
Ginnie Mae II Pool MA2894
4.50%	06/20/45	402,341	447,319
Ginnie Mae II Pool MA3036
4.50%	08/20/45	40,678	45,178
Ginnie Mae II Pool MA3309
3.00%	12/20/45	7,979	8,439
Ginnie Mae II Pool MA3456
4.50%	02/20/46	274,239	304,528
Ginnie Mae II Pool MA3521
3.50%	03/20/46	31,345,378	33,405,080
Ginnie Mae II Pool MA3524
5.00%	03/20/46	12,459	14,192
Ginnie Mae II Pool MA3597
3.50%	04/20/46	79,197,590	84,253,160
Ginnie Mae II Pool MA3600
5.00%	04/20/46	7,609,306	8,684,311
Ginnie Mae II Pool MA3662
3.00%	05/20/46	3,005,758	3,165,522
Ginnie Mae II Pool MA3663
3.50%	05/20/46	22,733,101	24,184,266
Ginnie Mae II Pool MA3665
4.50%	05/20/46	109,798	121,549

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 184

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA3666
5.00%	05/20/46	$3,930,940	$4,468,715
Ginnie Mae II Pool MA3738
4.50%	06/20/46	459,829	510,622
Ginnie Mae II Pool MA3739
5.00%	06/20/46	2,317,099	2,637,194
Ginnie Mae II Pool MA3805
4.50%	07/20/46	4,061,023	4,475,342
Ginnie Mae II Pool MA3806
5.00%	07/20/46	181,760	206,748
Ginnie Mae II Pool MA3873
3.00%	08/20/46	23,344,530	24,585,355
Ginnie Mae II Pool MA3876
4.50%	08/20/46	4,147,166	4,605,265
Ginnie Mae II Pool MA3877
5.00%	08/20/46	894,074	1,005,170
Ginnie Mae II Pool MA3937
3.50%	09/20/46	18,500,270	19,681,233
Ginnie Mae II Pool MA3939
4.50%	09/20/46	2,116,326	2,366,261
Ginnie Mae II Pool MA4003
3.00%	10/20/46	9,465,432	9,968,545
Ginnie Mae II Pool MA4006
4.50%	10/20/46	2,506,228	2,790,117
Ginnie Mae II Pool MA4007
5.00%	10/20/46	4,732,630	5,327,322
Ginnie Mae II Pool MA4069
3.50%	11/20/46	57,881,107	61,449,326
Ginnie Mae II Pool MA4071
4.50%	11/20/46	6,902,524	7,699,280
Ginnie Mae II Pool MA4072
5.00%	11/20/46	1,347,167	1,537,437
Ginnie Mae II Pool MA4126
3.00%	12/20/46	159,695,956	168,184,227
Ginnie Mae II Pool MA4127
3.50%	12/20/46	63,296,363	67,437,032
Ginnie Mae II Pool MA4129
4.50%	12/20/46	22,243,543	24,825,472
Ginnie Mae II Pool MA4196
3.50%	01/20/47	14,940	15,861
Ginnie Mae II Pool MA4198
4.50%	01/20/47	183,458	199,882
Ginnie Mae II Pool MA4199
5.00%	01/20/47	3,965,801	4,513,547
Ginnie Mae II Pool MA4264
4.50%	02/20/47	53,917,587	58,609,674
Ginnie Mae II Pool MA4265
5.00%	02/20/47	957,902	1,073,177
Ginnie Mae II Pool MA4324
5.00%	03/20/47	5,400,174	6,188,261
Ginnie Mae II Pool MA4382
3.50%	04/20/47	36,817,217	39,052,386
Ginnie Mae II Pool MA4384
4.50%	04/20/47	2,394,719	2,598,625
Ginnie Mae II Pool MA4385
5.00%	04/20/47	9,803,550	10,942,072

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4453
4.50%	05/20/47	$126,556,967	$137,214,431
Ginnie Mae II Pool MA4454
5.00%	05/20/47	20,196,951	22,137,947
Ginnie Mae II Pool MA4510
3.50%	06/20/47	51,394	54,514
Ginnie Mae II Pool MA4511
4.00%	06/20/47	7,520,843	8,069,209
Ginnie Mae II Pool MA4512
4.50%	06/20/47	438,408	475,327
Ginnie Mae II Pool MA4513
5.00%	06/20/47	409,679	450,959
Ginnie Mae II Pool MA4586
3.50%	07/20/47	61,246,614	64,964,890
Ginnie Mae II Pool MA4588
4.50%	07/20/47	71,762	77,738
Ginnie Mae II Pool MA4589
5.00%	07/20/47	19,253,896	21,171,029
Ginnie Mae II Pool MA4652
3.50%	08/20/47	4,659,293	4,940,702
Ginnie Mae II Pool MA4655
5.00%	08/20/47	22,704,327	24,987,496
Ginnie Mae II Pool MA4719
3.50%	09/20/47	59,532,067	63,127,649
Ginnie Mae II Pool MA4720
4.00%	09/20/47	151,715	162,621
Ginnie Mae II Pool MA4722
5.00%	09/20/47	443,329	486,918
Ginnie Mae II Pool MA4781
5.00%	10/20/47	5,460,671	5,994,158
Ginnie Mae II Pool MA4836
3.00%	11/20/47	128,446,405	135,148,289
Ginnie Mae II Pool MA4837
3.50%	11/20/47	146,691,284	155,595,101
Ginnie Mae II Pool MA4838
4.00%	11/20/47	50,866,237	54,521,131
Ginnie Mae II Pool MA4840
5.00%	11/20/47	1,614,028	1,768,190
Ginnie Mae II Pool MA4900
3.50%	12/20/47	9,484,064	10,059,724
Ginnie Mae II Pool MA4901
4.00%	12/20/47	33,736,344	36,159,507
Ginnie Mae II Pool MA4961
3.00%	01/20/48	439,662	462,042
Ginnie Mae II Pool MA4963
4.00%	01/20/48	56,846,247	60,929,280
Ginnie Mae II Pool MA5078
4.00%	03/20/48	88,070	94,394
Ginnie Mae II Pool MA5137
4.00%	04/20/48	19,045,898	20,330,984
Ginnie Mae II Pool MA5399
4.50%	08/20/48	4,344,101	4,656,415
Ginnie Mae II Pool MA5466
4.00%	09/20/48	7,446,646	7,936,877
Ginnie Mae II Pool MA5467
4.50%	09/20/48	40,950	43,826

See accompanying Notes to Financial Statements.

185 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA5528
4.00%	10/20/48	$34,593,226	$36,859,775
Ginnie Mae II Pool MA5530
5.00%	10/20/48	7,007,840	7,574,769
Ginnie Mae II Pool MA5651
4.00%	12/20/48	12,272	13,110
Ginnie Mae II Pool MA6030
3.50%	07/20/49	17,420,091	18,012,220
Ginnie Mae II Pool MA6080
3.00%	08/20/49	3,085	3,181
Ginnie Mae II Pool MA6081
3.50%	08/20/49	6,717,016	6,945,335
Ginnie Mae II Pool MA6209
3.00%	10/20/49	5,736,394	5,897,419
Ginnie Mae II Pool MA6210
3.50%	10/20/49	3,379,309	3,494,176
Ginnie Mae,
Series 2003-86, Class ZK
5.00%	10/20/33	4,650,533	5,175,869
Ginnie Mae,
Series 2007-35, Class PY (IO)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
6.67%	06/16/37[2]	8,555,407	1,671,859
Ginnie Mae,
Series 2009-106, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.25%, 6.25% Cap)
6.16%	03/20/36[2]	7,562,937	861,908
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.71%	05/20/37[2]	18,799,716	2,618,030
Ginnie Mae,
Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
6.39%	12/20/39[2]	2,975,262	613,327
Ginnie Mae,
Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.72%	07/16/39[2]	23,966	3,001
Ginnie Mae,
Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
6.22%	08/16/38[2]	34,357	2,555
Ginnie Mae,
Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
6.32%	01/16/40[2]	38,445	8,080
Ginnie Mae,
Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
5.72%	01/16/40[2]	6,989,923	1,288,203
Ginnie Mae,
Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
6.42%	09/16/39[2]	1,085,300	65,328

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41	$93,899	$16,924
Ginnie Mae,
Series 2014-108, Class PA
2.63%	12/20/39	7,881,991	8,144,301
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	1,078,202	1,157,586
Ginnie Mae,
Series 2019-1, Class NP
3.50%	01/20/49	13,476,118	14,254,698
Ginnie Mae,
Series 2019-119, Class JE
3.00%	09/20/49	9,557,963	9,905,633
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49	12,724,176	13,603,779
Ginnie Mae,
Series 2019-44, Class CA
3.50%	12/20/48	3,227,986	3,333,219
Ginnie Mae,
Series 2019-71, Class PT
3.00%	06/20/49	1,907,116	1,971,804
Ginnie Mae,
Series 2019-86, Class C
2.50%	03/20/49	16,391,047	17,001,246
Ginnie Mae,
Series 2019-90, Class HE
3.00%	07/20/49	13,291,792	13,835,742

UMBS (TBA)
1.50%	11/01/36	1,096,500,000	1,105,382,790
2.00%	11/01/36	1,505,125,000	1,548,162,153
2.00%	11/01/51	7,205,750,000	7,210,932,592
2.50%	11/01/51	6,446,475,000	6,633,564,855

			28,321,421,017

Total Mortgage-Backed
(Cost $33,593,717,334)			33,909,271,245

MUNICIPAL BONDS — 0.62%*

California — 0.27%

California State University Revenue Bonds, University & College Improvements, Series B
2.14%	11/01/33	14,500,000	14,303,078
2.27%	11/01/34	23,510,000	23,683,457

City of San Francisco Public Utilities Commission Water
Revenue Bonds, Series E
2.83%	11/01/41	16,975,000	17,303,127

Los Angeles Department of Airports Revenue Bonds, Port,
Airport and Marina Improvements, Series A
5.00%	05/15/44	185,000	226,256

Los Angeles Department of Water & Power Power System
Revenue Bonds, Electric Light & Power Improvements,
Series C
5.52%	07/01/27	12,625,000	15,464,717

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 186

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

California (continued)
Los Angeles Department of Water & Power Water System Revenue Bonds, Water Utility Improvements, Series SY
6.01%	07/01/39	$350,000	$466,045
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34	10,755,000	14,243,786
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34	12,165,000	17,205,529
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.01%	05/15/50	62,945,000	63,569,412
3.26%	05/15/60	34,700,000	37,417,011
University of California, Taxable, College & University, Revenue Bonds, University & College Improvements, Series AP
3.93%	05/15/45	30,115,000	34,459,125

			238,341,543

Colorado — 0.04%
City & County of Denver Airport System Revenue Bonds, Series C
2.39%	11/15/31	6,010,000	6,179,557
2.52%	11/15/32	8,450,000	8,715,542
2.62%	11/15/33	9,000,000	9,324,197
2.72%	11/15/34	5,000,000	5,199,806

			29,419,102

Florida — 0.00%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series E
2.53%	10/01/30	2,160,000	2,218,019

New Jersey — 0.00%
Jersey City Municipal Utilities Authority Revenue Bonds, Water Utility Improvements, Series B
5.47%	05/15/27	350,000	392,734
New Jersey Turnpike Authority Revenue Bonds, Highway Revenue, Series F
3.73%	01/01/36	300,000	344,490

			737,224

New York — 0.29%
City of New York General Obligation Bonds, Public Improvements
4.77%	10/01/23	4,420,000	4,763,682
5.21%	10/01/31	6,420,000	7,749,408
5.52%	10/01/37	6,075,000	8,242,900
City of New York General Obligation Bonds, Public Improvements, Series A
3.00%	08/01/34	15,185,000	15,869,444
City of New York General Obligation Bonds, Public Improvements, Series F
3.62%	04/01/31	3,145,000	3,430,371

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	$13,145,000	$17,846,113
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
5.51%	08/01/37	25,000,000	33,430,700
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series B3
2.00%	08/01/35	4,055,000	3,854,839
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series D
2.40%	11/01/32	17,295,000	17,518,309
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	3,090,000	3,030,704
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries C5
3.90%	05/01/31	15,000,000	16,786,140
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
4.00%	08/01/33	6,450,000	7,238,765
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries SU
3.88%	08/01/31	3,135,000	3,514,913
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	13,135,000	15,692,166
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series G
2.45%	11/01/34	3,000,000	3,039,971
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	7,895,000	7,949,046
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	44,990,000	55,399,219
5.43%	03/15/39	21,400,000	27,616,593
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series A
4.00%	03/15/47	155,000	177,994
New York State Urban Development Corp. Revenue Bonds, Public Improvements
5.77%	03/15/39	150,000	185,177

			253,336,454

Texas — 0.02%
North Texas Tollway Authority Revenue Bonds
2.33%	01/01/33	765,000	761,332
2.43%	01/01/34	10,000,000	9,956,250
2.53%	01/01/35	8,000,000	8,009,477

See accompanying Notes to Financial Statements.

187 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

Texas (continued)
Texas A&M University Revenue Bonds, University & College Improvements, Series B
2.69%	05/15/25	$350,000	$373,071

			19,100,130

Total Municipal Bonds
(Cost $510,356,304)			543,152,472

U.S. TREASURY SECURITIES — 39.58%
U.S. Treasury Bonds — 6.49%
U.S. Treasury Bonds
2.00%	08/15/51	4,173,462,000	4,097,196,573
2.25%	05/15/41	1,092,034,000	1,135,187,908
2.38%	05/15/51	210,567,000	224,585,024
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.13%	02/15/51[11]	224,934,089	247,075,672

			5,704,045,177

U.S. Treasury Notes — 33.09%
U.S. Treasury Floating Rate Notes
(US Treasury Bill Yield 3-Month plus 0.11%)
0.15%	04/30/22[2]	170,000,000	170,117,198
U.S. Treasury Notes
0.13%	07/31/23	4,579,816,000	4,570,409,058
0.13%	08/31/23	5,483,245,000	5,469,108,536
0.25%	09/30/23	4,218,616,000	4,215,649,807
0.38%	03/31/22	79,520,000	79,646,230
0.63%	07/31/26	2,472,804,000	2,433,450,437
0.75%	08/31/26	3,254,246,000	3,219,796,747
0.88%	09/30/26	4,985,402,000	4,959,158,595
1.25%	08/15/31	2,623,425,000	2,560,093,894
1.50%	11/30/21	500,000,000	501,191,405
1.75%	11/30/21	531,000,000	532,483,067
2.00%	11/15/21	200,000,000	200,476,562
2.88%	11/15/21	139,000,000	139,480,527

			29,051,062,063

Total U.S. Treasury Securities
(Cost $34,971,171,144)			34,755,107,240

Total Bonds — 110.58%
(Cost $96,156,686,701)			97,086,962,207

Issues		Shares	Value

COMMON STOCK — 0.00%

Electric — 0.00%
Homer City Holdings LLC†,[5,6,8,12]		1,180,703	—

Total Common Stock
(Cost $65,187,440)

Purchased Swaptions - 0.01%
(Cost $10,896,240)			12,344,628

Purchased Options - 0.03%
(Cost $14,888,907)			21,806,250

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 11.81%

Money Market Funds — 2.28%
Dreyfus Government Cash Management Fund
0.03%[13]		430,663,000	$430,663,000
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[13,14]		4,622,031	4,622,031
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[13]		1,567,088,000	1,567,088,000

			2,002,373,031

Repurchase Agreements — 0.85%
Bank of America N.A. (Dated 09/29/21, total to be received $250,001,944, (collateralized by U.S. Treasury Securities, 0.63%, due 05/15/30, par and fair value of $272,625,300 and $254,361,041, respectively))
0.04%	10/06/21	$250,000,000	250,000,000
Barclay’s Capital (Dated 09/29/21, total to be received $250,001,944, (collateralized by U.S. Treasury Securities, 1.38% to 3.63%, due from 11/15/40 to 02/15/45, par and fair value of $228,280,700 and $254,146,259, respectively))
0.04%	10/06/21	250,000,000	250,000,000
JPMorgan Chase & Co. (Dated 09/29/21, total to be received $250,002,431, (collateralized by U.S. Treasury Securities, 0.00% to 6.88%, due from 08/15/22 to 05/31/26, par and fair value of $256,141,600 and $254,497,554, respectively))
0.05%	10/06/21	250,000,000	250,000,000

			750,000,000

U.S. Agency Discount Notes — 3.80%
Federal Home Loan Bank
0.04%[15]	10/06/21	300,000,000	299,999,583
0.04%[15]	10/08/21	500,000,000	499,999,030
0.04%[15]	10/15/21	794,000,000	793,996,911
0.04%[15]	10/29/21	100,000,000	99,999,222
0.04%[15]	11/19/21	269,000,000	268,989,017
0.04%[15]	11/24/21	500,000,000	499,977,505
0.00%[15]	11/26/21	300,000,000	299,982,733
0.00%[15]	01/19/22	300,000,000	299,972,505
0.00%[15]	02/22/22	275,000,000	274,956,011

			3,337,872,517

U.S. Treasury Bills — 4.88%
U.S. Treasury Bills
0.03%[15]	10/05/21	400,000,000	399,999,216
0.04%[15]	10/07/21	750,000,000	749,996,250
0.05%[15]	10/14/21	1,500,000,000	1,499,987,805
0.05%[15]	01/06/22	500,000,000	499,959,630
0.05%[15]	01/13/22	533,000,000	532,949,573
0.04%[15]	02/10/22	300,000,000	299,955,999

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 188

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
0.04%[15]	03/03/22	$300,000,000	$299,950,593

			4,282,799,066

Total Short-Term Investments
(Cost $10,372,943,997)			10,373,044,614

Total Investments Before Written Options - 122.43%
(Cost $106,620,603,285)			107,494,157,699

Written Options - (0.01)%
(Cost $(10,034,883))			(10,729,375)

Net unrealized appreciation on unfunded commitments - 0.00%			52,926

Liabilities in Excess of Other Assets - (22.42)%			(19,680,166,593)

Net Assets - 100.00%			$87,803,314,657

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $102,008,285, which is 0.12% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $2,202,571, at an interest rate of 3.60% and a maturity of July 13, 2022. The investment is accruing an unused commitment fee of 1.58% per annum.

[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2021.
[11]	Inflation protected security. Principal amount reflects original security face amount.
[12]	Affiliated investment.
[13]	Represents the current yield as of September 30, 2021.
[14]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $2,455.
[15]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 116,979,899	GBP 84,295,000	Goldman Sachs International	10/22/21	$3,317,327
USD 115,658,641	GBP 84,295,000	Goldman Sachs International	01/07/22	1,971,659

				5,288,986

GBP 84,295,000	USD 115,615,650	Goldman Sachs International	10/22/21	(1,953,077)

GBP 1,829,000	USD 2,477,614	Goldman Sachs International	01/07/22	(10,878)

				(1,963,955)

NET UNREALIZED APPRECIATION				$3,325,031

See accompanying Notes to Financial Statements.

189 / Semi-Annual Report September 2021

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Ultra Bond	5,650	12/21/21	$1,079,503,125	$(37,445,542)	$(37,445,542)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	4,866	12/21/21	(706,786,500)	12,258,325	12,258,325
U.S. Treasury Two-Year Note	535	12/31/21	(117,729,258)	108,210	108,210
U.S. Treasury Five-Year Note	119	12/31/21	(14,606,320)	100,516	100,516

			(839,122,078)	12,467,051	12,467,051

TOTAL FUTURES CONTRACTS			$240,381,047	$(24,978,491)	$(24,978,491)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
Berry Global, Inc., 5.63%, due			Credit Suisse First Boston
07/15/27	5.00%	3 Months	International	12/20/21	$60,665,000	$562,102	$398,477	$163,625
1011778 BC ULC/New Red			Credit Suisse
Finance, Inc., 4.00%, due			First Boston
10/15/30	5.00%	3 Months	International	06/20/23	20,000,000	1,168,608	1,135,191	33,417

TOTAL						$1,730,710	$1,533,668	$197,042

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED PUT OPTIONS EXCHANGE TRADED

IMM Eurodollar 2-Year MIDCV Future Options	19,850	$99.13	12/10/21	$3,107,257,316	$14,887,500

IMM Eurodollar 2-Year MIDCV Future Options	13,500	99.00	12/10/21	1,668,178,125	6,918,750

TOTAL PURCHASED OPTIONS				$4,775,435,441	$21,806,250

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN PUT OPTIONS EXCHANGE TRADED

IMM Eurodollar 2-Year MIDCV Future Options	27,000	$98.63	12/10/21	$(1,668,178,125)	$(3,037,500)

IMM Eurodollar 2-Year MIDCV Future Options	39,700	98.75	12/10/21	(3,221,069,077)	(7,691,875)

TOTAL WRITTEN OPTIONS				$(4,889,247,202)	$(10,729,375)

			Received by the Fund		Paid by the Fund

Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized Appreciation
PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Barclays Bank PLC	01/19/24	2.75%	Quarterly	3-month USD LIBOR	Semi- annually	$79,350,000	$2,653,734	$2,340,825	$312,909
Option to enter into a 30-year Interest Rate Swap	Citigroup Global Markets Inc.	01/19/24	2.75%	Quarterly	3-month USD LIBOR	Semi- annually	$45,520,000	$1,522,344	$1,350,040	$172,304
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	01/19/24	2.75%	Quarterly	3-month USD LIBOR	Semi- annually	$244,250,000	$8,168,550	$7,205,375	$963,175

TOTAL PURCHASED SWAPTIONS							$369,120,000	$12,344,628	$10,896,240	$1,448,388

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 190

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

			Received by the Fund		Paid by the Fund

Description	Put/ Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
SWAPS: INTEREST RATE
Interest Rate			3-month USD
Swap[1]	Call	07/24/53	LIBOR	Quarterly	1.77%	Semi-annually	$171,210	$7,674,454	$—	$7,674,454
Interest Rate			3-month USD
Swap[1]	Call	07/24/53	LIBOR	Quarterly	1.79%	Semi-annually	126,690	5,321,969	—	5,321,969
Interest Rate			3-month USD
Swap[1]	Call	07/24/53	LIBOR	Quarterly	1.81%	Semi-annually	85,605	3,162,001	—	3,162,001
Interest Rate			3-month USD
Swap[1]	Call	09/28/53	LIBOR	Quarterly	1.87%	Semi-annually	190,870	4,664,920	—	4,664,920
Interest Rate					3-month USD
Swap[1]	Call	07/24/25	1.03%	Semi-annually	LIBOR	Quarterly	2,049,640	(12,128,950)	—	(12,128,950)
Interest Rate					3-month USD
Swap[1]	Call	07/24/25	1.03%	Semi-annually	LIBOR	Quarterly	1,515,880	(8,732,985)	—	(8,732,985)
Interest Rate					3-month USD
Swap[1]	Call	07/24/25	1.07%	Semi-annually	LIBOR	Quarterly	1,024,820	(5,121,333)	—	(5,121,333)
Interest Rate					3-month USD
Swap[1]	Call	09/28/25	1.39%	Semi-annually	LIBOR	Quarterly	2,236,795	(715,551)	—	(715,551)

TOTAL SWAPS CONTRACTS							$7,401,510	$(5,875,475)	$—	$(5,875,475)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

191 / Semi-Annual Report September 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

BONDS – 85.11%

ASSET-BACKED SECURITIES — 11.43%**
Aames Mortgage Investment Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.56%)
0.65%	04/25/36[1]	$159,706	$159,141
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 11/25/21)
7.40%	06/25/32	14,594	14,754
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 10/25/21)
2.86%	07/25/59[2]	219,734	221,873
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-R9, Class M1
(LIBOR USD 1-Month plus 0.71%)
0.79%	11/25/35[1]	1,243,503	1,244,746
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	01/20/28[1,2,3]	1,201,351	1,200,666
BSPRT Issuer Ltd.,
Series 2018-FL4, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.05%)
1.13%	09/15/35[1,2,3]	223,520	223,578
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	04/15/34[1,2,3]	700,000	700,349
Carrington Mortgage Loan Trust,
Series 2005-NC4, Class M2
(LIBOR USD 1-Month plus 0.75%)
0.84%	09/25/35[1]	161,777	165,043
Citigroup Mortgage Loan Trust,
Series 2007-AMC4, Class A2D
(LIBOR USD 1-Month plus 0.27%)
0.36%	05/25/37[1]	400,223	383,365
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class M2
(LIBOR USD 1-Month plus 0.44%)
0.52%	11/25/36[1]	800,000	791,561
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class MV3
(LIBOR USD 1-Month plus 0.80%)
0.88%	02/25/36[1]	89,432	89,461
Countrywide Asset-Backed Certificates Trust,
Series 2005-3, Class MV5
(LIBOR USD 1-Month plus 1.00%)
1.09%	08/25/35[1]	89,427	89,547
Countrywide Asset-Backed Certificates Trust,
Series 2005-4, Class MV5
(LIBOR USD 1-Month plus 1.00%)
1.09%	10/25/35[1]	800,000	810,030

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.78%	04/25/35[1]	$624,439	$621,566
Encore Credit Receivables Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.90%)
0.99%	10/25/35[1]	1,250,000	1,253,006
FFMLT Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
0.87%	09/25/35[1]	1,018,985	1,022,695
First Franklin Mortgage Loan Trust,
Series 2005-FF9, Class A1
(LIBOR USD 1-Month plus 0.58%)
0.67%	10/25/35[1]	827,735	827,058
First Franklin Mortgage Loan Trust,
Series 2006-FFH1, Class M1
(LIBOR USD 1-Month plus 0.56%)
0.64%	01/25/36[1]	880,125	874,229
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28	1	1
Grand Avenue CRE,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.12%)
1.20%	06/15/37[1,2,3]	748,737	748,513
GSAA Home Equity Trust,
Series 2005-MTR1, Class A4
(LIBOR USD 1-Month plus 0.74%)
0.83%	10/25/35[1]	504,643	506,120
GSAMP Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.41%	05/25/46[1]	693,559	692,390
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.18%	05/25/34[1,2]	254,477	255,532
Home Partners of America Trust,
Series 2018-1, Class A
(LIBOR USD 1-Month plus 0.90%)
0.99%	07/17/37[1,2]	1,680,506	1,681,546
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.36%)
0.45%	12/25/35[1]	203,702	203,008
Invitation Homes Trust,
Series 2018-SFR2, Class B
(LIBOR USD 1-Month plus 1.08%)
1.16%	06/17/37[1,2]	999,843	999,975
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC2, Class A5
(LIBOR USD 1-Month plus 0.25%)
0.34%	07/25/36[1]	123,136	122,365

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 192

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	04/15/31[1,2,3]	$750,000	$750,374
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.21%	05/15/28[1,2,3]	313,073	313,151
Marathon CRE Ltd.,
Series 2018-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
1.23%	06/15/28[1,2,3]	193,802	193,855
MASTR Asset-Backed Securities Trust,
Series 2005-OPT1, Class M3
(LIBOR USD 1-Month plus 0.69%)
0.78%	03/25/35[1]	484,361	486,131
MF1 Ltd.,
Series 2020-FL4, Class A
(SOFR30A plus 1.81%)
1.86%	11/15/35[1,2]	485,000	488,911
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.69%	10/27/36[1,2]	292,897	292,243
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class AARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.08%	07/15/29[1,2,3]	675,000	675,020
OHA Credit Funding 2 Ltd.,
Series 2019-2A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	04/21/34[1,2,3]	218,750	218,859
Option One Mortgage Loan Trust Asset-Backed Certificates 2005-5,
Series 2005-5, Class M1
(LIBOR USD 1-Month plus 0.59%)
0.67%	12/25/35[1]	758,198	766,664
Palmer Square Loan Funding Ltd.,
Series 2020-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	02/20/28[1,2,3]	713,457	712,843
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
0.93%	05/20/29[1,2,3]	693,961	694,551
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WHQ3, Class M4
(LIBOR USD 1-Month plus 0.95%)
1.03%	06/25/35[1]	342,304	345,351

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Progress Residential Trust,
Series 2019-SFR1, Class A
3.42%	08/17/35[2]	$529,477	$535,465
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.58%	04/25/36[1]	585,371	586,087
Residential Asset Securities Corp.,
Series 2006-KS7, Class A4
(LIBOR USD 1-Month plus 0.24%)
0.33%	09/25/36[1]	598,006	597,178
SLM Student Loan Trust,
Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
0.59%	12/15/27[1,2]	193,855	193,907
SLM Student Loan Trust,
Series 2003-14, Class A6
(LIBOR USD 3-Month plus 0.30%)
0.43%	07/25/25[1]	137,983	137,966
SLM Student Loan Trust,
Series 2005-8, Class A4
(LIBOR USD 3-Month plus 0.55%)
0.68%	01/25/28[1]	16,613	16,614
SLM Student Loan Trust,
Series 2007-8, Class A4
(LIBOR USD 3-Month plus 0.47%)
0.60%	01/26/26[1]	82,670	82,505
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
0.64%	06/25/43[1]	112,211	111,655
Soundview Home Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.60%)
0.69%	02/25/36[1]	318,117	318,059
Soundview Home Loan Trust,
Series 2006-OPT3, Class 2A3
(LIBOR USD 1-Month plus 0.17%)
0.26%	06/25/36[1]	282,112	282,113
Structured Asset Investment Loan Trust,
Series 2005-HE3, Class M1
(LIBOR USD 1-Month plus 0.72%)
0.81%	09/25/35[1]	336,219	336,184
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-EQ1A, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.22%	07/25/36[1,2]	299,264	295,899
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.27%	04/25/36[1]	552,458	535,461
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34[2,4,5]	1,190,925	15,421

See accompanying Notes to Financial Statements.

193 / Semi-Annual Report September 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
TPG Real Estate Finance Issuer Ltd.,
Series 2018-FL2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.21%	11/15/37[1,2,3]	$669,216	$669,398
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36[2]	1,072,250	1,089,311

Total Asset-Backed Securities
(Cost $27,328,298)			27,643,294

CORPORATES — 22.48%*

Banking — 6.91%
Bank of America Corp.
2.88%	04/24/23[6]	3,600,000	3,649,670
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25[2,3,6]	235,000	243,490
3.80%	06/09/23[3]	580,000	610,883
DNB Bank ASA
(Norway)
0.86%	09/30/25[2,3,6]	715,000	715,445
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25[3,6]	1,000,000	998,345
(LIBOR USD 3-Month plus 1.00%)
1.12%	05/18/24[1,3]	795,000	804,093
JPMorgan Chase & Co.
3.21%	04/01/23[6]	2,400,000	2,433,742
(LIBOR USD 3-Month plus 1.00%)
1.13%	01/15/23[1]	200,000	200,611
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23[3,6]	1,345,000	1,379,005
Morgan Stanley
(GMTN)
3.13%	01/23/23	2,350,000	2,433,515
NatWest Group PLC
(United Kingdom)
3.50%	05/15/23[3,6]	1,000,000	1,018,310
Santander UK Group Holdings PLC
(United Kingdom)
3.57%	01/10/23[3]	750,000	756,492
UBS AG
(Switzerland)
0.70%	08/09/24[2,3]	610,000	608,687
Wells Fargo & Co.
(MTN)
3.75%	01/24/24	805,000	860,706

			16,712,994

Communications — 0.82%
Qwest Corp.
7.25%	09/15/25	400,000	476,568
SES SA
(Luxembourg)
3.60%	04/04/23[2,3]	600,000	623,977

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[2]	$621,250	$664,272
5.15%	03/20/28[2]	200,000	228,810

			1,993,627

Consumer Discretionary — 0.87%
Imperial Brands Finance PLC
(United Kingdom)
3.75%	07/21/22[2,3]	810,000	826,109
Pernod Ricard SA
(France)
4.25%	07/15/22[2,3]	600,000	617,975
Reynolds American, Inc.
4.85%	09/15/23	600,000	649,352

			2,093,436

Electric — 0.46%
Alliant Energy Finance LLC
3.75%	06/15/23[2]	725,000	760,370
Dominion Energy, Inc.,
Series B
2.75%	09/15/22	350,000	356,153

			1,116,523

Energy — 0.88%
Energy Transfer LP
5.95%	12/01/25	900,000	1,042,813
Southern Co. Gas Capital Corp.
3.88%	11/15/25	1,000,000	1,097,131

			2,139,944

Finance — 4.75%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.95%	02/01/22[3]	600,000	605,053
4.45%	12/16/21[3]	100,000	100,475
Air Lease Corp.
2.25%	01/15/23	600,000	613,238
3.50%	01/15/22	200,000	201,735
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	383,000	377,000
Citigroup, Inc.
3.14%	01/24/23[6]	2,450,000	2,470,598
(LIBOR USD 3-Month plus 0.95%)
1.08%	07/24/23[1]	308,000	309,961
Daimler Finance North America LLC
2.20%	10/30/21[2]	65,000	65,094
(LIBOR USD 3-Month plus 0.90%)
1.02%	02/15/22[1,2]	290,000	290,930
Ford Motor Credit Co. LLC
3.81%	10/12/21	1,150,000	1,152,013
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22[6]	2,450,000	2,455,025

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 194

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Goldman Sachs Group, Inc. (The),
Series FXD
0.48%	01/27/23	$1,395,000	$1,395,228
Morgan Stanley
(MTN)
0.53%	01/25/24[6]	90,000	90,065
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[2,3,6]	540,000	549,439
3.77%	03/08/24[2,3,6]	680,000	709,105
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[2,3]	100,000	104,518

			11,489,477

Food — 0.17%
Smithfield Foods, Inc.
3.35%	02/01/22[2]	400,000	403,852

Health Care — 2.75%
AbbVie, Inc.
3.20%	11/06/22	600,000	615,658
3.25%	10/01/22	200,000	204,373
Bayer U.S. Finance II LLC
2.20%	07/15/22[2]	600,000	606,377
3.88%	12/15/23[2]	1,140,000	1,213,316
CVS Health Corp.
3.50%	07/20/22	600,000	611,952
Dignity Health
3.13%	11/01/22	150,000	154,175
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22[2]	200,000	203,495
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23[2]	585,000	608,320
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.65%	09/29/23[1]	655,000	655,395
Humana, Inc.
0.65%	08/03/23	610,000	610,417
3.15%	12/01/22	600,000	615,343
Viatris, Inc.
1.13%	06/22/22[2]	550,000	552,979

			6,651,800

Industrials — 1.22%
BAE Systems PLC
(United Kingdom)
4.75%	10/11/21[2,3]	250,000	250,214
Berry Global, Inc.
0.95%	02/15/24[2]	635,000	635,978
Boeing Co. (The)
1.43%	02/04/24	375,000	375,559
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.50%	05/05/26[1]	150,000	148,548

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
General Electric Co.,
Series NOTZ (MTN)
(LIBOR USD 3-Month plus 1.00%)
1.13%	04/15/23[1]	$750,000	$756,214
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23[2,3]	750,000	783,666

			2,950,179

Information Technology — 0.81%
NXP BV/NXP Funding LLC
(Netherlands)
3.88%	09/01/22[2,3]	600,000	617,957
4.63%	06/01/23[2,3]	220,000	234,217
Skyworks Solutions, Inc.
0.90%	06/01/23	505,000	506,025
VMware, Inc.
1.00%	08/15/24	610,000	612,167

			1,970,366

Insurance — 0.49%
Athene Global Funding
(SOFR Rate plus 0.70%)
0.75%	05/24/24[1,2]	500,000	502,474
Nationwide Mutual Insurance Co.
2.41%	12/15/24[2,6]	670,000	670,795

			1,173,269

Materials — 0.16%
International Flavors & Fragrances, Inc.
0.70%	09/15/22[2]	375,000	376,184

Real Estate Investment Trust (REIT) — 1.56%
American Campus Communities Operating Partnership LP
3.75%	04/15/23	600,000	624,900
Boston Properties LP
3.85%	02/01/23	600,000	621,304
GLP Capital LP/GLP Financing II, Inc.
5.38%	11/01/23	1,000,000	1,079,962
Host Hotels & Resorts LP,
Series D
3.75%	10/15/23	525,000	550,394
SL Green Operating Partnership LP
3.25%	10/15/22	870,000	891,841

			3,768,401

Retail — 0.13%
7-Eleven, Inc.
(LIBOR USD 3-Month plus 0.45%)
0.58%	08/10/22[1,2]	324,000	324,082

Services — 0.38%
IHS Markit Ltd.
(Bermuda)
5.00%	11/01/22[2,3]	880,000	913,590

See accompanying Notes to Financial Statements.

195 / Semi-Annual Report September 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Transportation — 0.12%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	$179,442	$181,803
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22	116,372	119,323

			301,126

Total Corporates
(Cost $54,213,442)			54,378,850

MORTGAGE-BACKED — 26.42%**
Non-Agency Commercial Mortgage-Backed — 7.70%
AREIT Trust,
Series 2020-CRE4, Class A
(Cayman Islands)
(SOFR30A plus 2.73%)
2.78%	04/15/37[1,2,3]	555,078	558,620
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A2
2.72%	07/15/49	140,285	140,742
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2017-C1, Class A2
3.19%	02/15/50	106,295	107,091
BX Commercial Mortgage Trust,
Series 2018-IND, Class A
(LIBOR USD 1-Month plus 0.75%)
0.83%	11/15/35[1,2]	38,806	38,864
BX Commercial Mortgage Trust,
Series 2018-IND, Class B
(LIBOR USD 1-Month plus 0.90%)
0.98%	11/15/35[1,2]	843,500	844,179
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A
(LIBOR USD 1-Month plus 0.80%)
0.88%	12/15/36[1,2]	230,399	230,839
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58	418,936	439,084
Citigroup Commercial Mortgage Trust,
Series 2016-C2, Class A2
1.85%	08/10/49	407,000	410,772
Citigroup Commercial Mortgage Trust,
Series 2016-P5, Class A2
2.40%	10/10/49	423,331	423,801
Citigroup Commercial Mortgage Trust,
Series 2020-WSS, Class A
(LIBOR USD 1-Month plus 1.95%)
2.03%	02/15/39[1,2]	761,777	803,667
Commercial Mortgage Trust,
Series 2013-CR9, Class ASB
3.83%	07/10/45	223,344	229,413
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.43%	01/10/46[6]	2,488,826	28,113

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.33%	11/10/47	$460,186	$484,600
Commercial Mortgage Trust,
Series 2015-CR22, Class A2
2.86%	03/10/48	1,354,293	1,361,843
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class A2
3.05%	09/15/50	950,000	965,649
DBWF Mortgage Trust,
Series 2018-AMXP, Class A
3.87%	05/05/35[2,6]	1,500,000	1,505,277
Great Wolf Trust,
Series 2019-WOLF, Class A
(LIBOR USD 1-Month plus 1.03%)
1.12%	12/15/36[1,2]	850,000	852,320
GS Mortgage Securities Trust
Series 2012-ALOH, Class A
3.55%	04/10/34[2]	1,571,000	1,582,309
GS Mortgage Securities Trust,
Series 2012-GC6, Class AS
4.95%	01/10/45[2]	426,948	428,236
GS Mortgage Securities Trust,
Series 2013-GC14, Class A4
3.96%	08/10/46	728,880	753,287
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/482	366,155	370,460
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class A3
3.51%	05/15/45	410,833	415,556
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class ASB
3.14%	05/15/45	130,921	131,466
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.74%	10/15/46[6]	2,729,626	24,483
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C15, Class A3
3.77%	04/15/47	93,809	98,133
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.24%	03/15/45	249,833	251,646
PFP Ltd.,
Series 2019-5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 0.97%)
1.05%	04/14/36[1,2,3]	509,420	509,996
Shelter Growth CRE Issuer Ltd.,
Series 2019-FL2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.10%)
1.18%	05/15/36[1,2,3]	128,767	128,769
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA (IO)
2.20%	05/10/45[2,6]	1,830,992	11,479

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 196

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5, Class XA (IO)
1.04%	03/10/46[2,6]	$3,678,450	$30,414
VMC Finance LLC,
Series 2019-FL3, Class A
(LIBOR USD 1-Month plus 1.10%)
1.18%	09/15/36[1,2]	512,896	512,720
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A2
2.68%	04/15/50	487,731	490,283
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class A2
2.60%	06/15/49	362,682	362,649
Wells Fargo Commercial Mortgage Trust,
Series 2016-C36, Class A2
2.50%	11/15/59	71,101	72,012
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A2
2.50%	10/15/49	12,898	13,001
Wells Fargo Commercial Mortgage Trust,
Series 2018-C47, Class A2
4.36%	09/15/61	868,000	912,363
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45	480,000	485,466
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
2.02%	11/15/45[2,6]	1,357,311	16,883
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class A3
3.66%	03/15/47	1,596,782	1,600,309

			18,626,794

Non-Agency Mortgage-Backed — 1.34%
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
2.74%	05/25/35[6]	23,146	23,103
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	34,232	35,542
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	2,766	2,842
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
0.84%	03/25/35[1]	226,172	226,842
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.00%	02/25/34[6]	6,161	6,182
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR31, Class 4A2
2.45%	11/25/32[6]	17,906	18,125

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
0.83%	07/19/44[1]	$100,410	$98,028
HomeBanc Mortgage Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.54%)
0.63%	10/25/35[1]	361,404	362,468
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
0.87%	12/25/34[1]	320,931	276,237
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
2.88%	10/25/34[6]	96,172	95,727
JPMorgan Mortgage Trust,
Series 2005-A2, Class 9A1
2.27%	04/25/35[6]	124,066	126,375
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
2.66%	10/25/34[6]	125,915	125,915
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.47%	10/25/32[6]	19,230	20,180
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
1.86%	12/25/32[1]	143,007	144,041
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
0.73%	02/25/35[1]	640,501	644,816
Nomura Resecuritization Trust,
Series 2014-8R, Class 2A1
3.00%	09/26/35[2,6]	394,303	394,303
Nomura Resecuritization Trust,
Series 2015-9R, Class 2A1 (STEP-reset date 11/29/21)
3.00%	05/25/36[2]	445,167	445,167
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31	34,570	11
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
2.85%	12/25/34[6]	57,155	56,702
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
1.49%	06/25/42[1]	12,267	12,286
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.56%	06/25/33[6]	37,018	38,685

See accompanying Notes to Financial Statements.

197 / Semi-Annual Report September 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
0.59%	06/25/35[1]	$106,056	$90,515

			3,244,092

U.S. Agency Commercial Mortgage-Backed — 2.27%
Fannie Mae-Aces,
Series 2012-M4, Class X1 (IO)
0.48%	04/25/22[6]	789,988	184
Fannie Mae-Aces,
Series 2016-M11, Class AL
2.94%	07/25/39	157,548	161,309
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K021, Class X1 (IO)
1.51%	06/25/22[6]	8,576,989	55,791
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF22, Class A
(LIBOR USD 1-Month plus 0.50%)
0.58%	07/25/23[1]	110,216	110,371
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ24, Class A1
2.28%	05/25/26	341,701	354,507
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ26, Class A1
2.14%	07/25/25	716,757	733,799
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ28, Class A1
1.77%	02/25/25	190,356	193,710
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ29, Class A1
0.74%	01/25/26	735,923	732,771
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ34, Class A1
0.68%	06/25/26	762,057	757,007
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.77%	09/25/25[6]	3,443,074	85,240
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class A2H
2.77%	01/25/46[6]	55,011	55,121
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
0.83%	05/25/44[1]	153,015	153,135

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q010, Class APT1
2.89%	04/25/46[6]	$171,497	$177,645
Ginnie Mae,
Series 2007-12, Class C
5.28%	04/16/41[6]	99,315	99,936
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44[6]	131,721	133,296
Ginnie Mae,
Series 2010-159, Class D
4.29%	09/16/44[6]	425,559	437,787
Ginnie Mae,
Series 2011-165, Class IO (IO)
0.01%	10/16/51[6]	2,898,324	715
Ginnie Mae,
Series 2011-58, Class C
3.87%	08/16/51[6]	97,939	98,949
Ginnie Mae,
Series 2011-92, Class C
3.74%	04/16/52[6]	1,079,378	1,114,864
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.54%	01/16/53[6]	2,390,058	45,253

			5,501,390

U.S. Agency Mortgage-Backed — 15.11%
Fannie Mae Pool 254548
5.50%	12/01/32	68,348	78,815
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.51%)
1.93%	11/01/32[1]	11,767	11,752
Fannie Mae Pool 555424
5.50%	05/01/33	45,219	51,560
Fannie Mae Pool 567002
8.00%	05/01/23	3,529	3,622
Fannie Mae Pool 655133
7.00%	08/01/32	5,961	6,279
Fannie Mae Pool 655151
7.00%	08/01/32	11,106	11,866
Fannie Mae Pool 762525
6.50%	11/01/33	18,735	20,816
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
1.81%	04/01/34[1]	62,091	63,403
Fannie Mae Pool AD0538
6.00%	05/01/24	12,435	12,966
Fannie Mae Pool AE0443
6.50%	10/01/39	52,569	61,258
Fannie Mae Pool AL0851
6.00%	10/01/40	47,343	55,375
Fannie Mae Pool AM4580
3.43%	10/01/23	469,516	490,431

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 198

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
10.77%	05/25/23[1]	$194	$207
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31[1]	894	994
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
1.04%	10/25/31[1]	68,250	69,874
Fannie Mae REMICS,
Series 2002-30, Class FB
(LIBOR USD 1-Month plus 1.00%)
1.09%	08/25/31[1]	74,168	75,531
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34[1]	9,691	11,336
Fannie Mae REMICS,
Series 2004-60, Class FW
(LIBOR USD 1-Month plus 0.45%)
0.54%	04/25/34[1]	227,883	229,355
Fannie Mae REMICS,
Series 2004-96, Class MT
(-17.50 X LIBOR USD 1-Month plus 125.13%, 7.00% Cap)
7.00%	12/25/34[1]	10,049	11,170
Fannie Mae REMICS,
Series 2005-73, Class DF
(LIBOR USD 1-Month plus 0.25%)
0.34%	08/25/35[1]	119,118	119,451
Fannie Mae REMICS,
Series 2007-68, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
6.61%	07/25/37[1]	69,418	14,771
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
0.49%	10/25/40[1]	47,097	47,502
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
6.14%	11/25/36[1]	266,274	55,167
Fannie Mae REMICS,
Series 2010-95, Class FB
(LIBOR USD 1-Month plus 0.40%)
0.49%	09/25/40[1]	66,769	67,379
Fannie Mae REMICS,
Series 2011-47, Class GF
(LIBOR USD 1-Month plus 0.57%)
0.66%	06/25/41[1]	898,981	914,056
Fannie Mae REMICS,
Series 2012-19, Class FP
(LIBOR USD 1-Month plus 0.50%)
0.59%	12/25/39[1]	94,297	94,488

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2018-79, Class FA
(LIBOR USD 1-Month plus 0.25%)
0.34%	11/25/48[1]	$62,199	$62,302
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.59%	01/25/50[1]	134,114	135,186
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.59%	03/25/50[1]	491,349	494,640
Freddie Mac REMICS,
Series 1526, Class L
6.50%	06/15/23	447	465
Freddie Mac REMICS,
Series 2368, Class AF
(LIBOR USD 1-Month plus 0.95%)
1.03%	10/15/31[1]	58,473	59,616
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
0.68%	10/15/33[1]	454,166	460,721
Freddie Mac REMICS,
Series 2990, Class LE
(LIBOR USD 1-Month plus 0.32%)
0.40%	10/15/34[1]	138,675	139,018
Freddie Mac REMICS,
Series 3066, Class PF
(LIBOR USD 1-Month plus 0.30%)
0.38%	04/15/35[1]	1,102	1,102
Freddie Mac REMICS,
Series 3085, Class FW
(LIBOR USD 1-Month plus 0.70%)
0.78%	08/15/35[1]	291,290	297,065
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
0.38%	08/15/35[1]	271,093	272,786
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
0.38%	08/15/35[1]	54,459	54,799
Freddie Mac REMICS,
Series 3652, Class PF
(LIBOR USD 1-Month plus 0.75%)
0.83%	07/15/32[1]	2,072	2,073
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
0.48%	11/15/40[1]	36,217	36,070
Freddie Mac REMICS,
Series 3845, Class FQ
(LIBOR USD 1-Month plus 0.25%)
0.33%	02/15/26[1]	36,201	36,211

See accompanying Notes to Financial Statements.

199 / Semi-Annual Report September 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3879, Class MF
(LIBOR USD 1-Month plus 0.35%)
0.43%	09/15/38[1]	$38,832	$38,867
Freddie Mac REMICS,
Series 3895, Class BF
(LIBOR USD 1-Month plus 0.50%)
0.58%	07/15/41[1]	175,886	179,072
Freddie Mac REMICS,
Series 3907, Class FM
(LIBOR USD 1-Month plus 0.35%)
0.43%	05/15/26[1]	44,674	44,793
Freddie Mac REMICS,
Series 3940, Class PF
(LIBOR USD 1-Month plus 0.35%)
0.43%	05/15/40[1]	83,379	83,438
Freddie Mac REMICS,
Series 3946, Class FD
(LIBOR USD 1-Month plus 0.35%)
0.43%	04/15/41[1]	147,741	148,092
Freddie Mac REMICS,
Series 3946, Class FG
(LIBOR USD 1-Month plus 0.35%)
0.43%	10/15/39[1]	81,596	81,726
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
0.58%	06/15/42[1]	207,131	209,093
Ginnie Mae (TBA)
2.00%	11/20/51	2,400,000	2,429,469
2.50%	11/20/51	11,825,000	12,186,554
Ginnie Mae I Pool BW5284
3.55%	10/15/50	1,182,341	1,190,955
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.13%	10/20/31[1]	6,359	6,618
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.88%	06/20/32[1]	76,963	80,203
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.25%	07/20/32[1]	7,740	8,058
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.88%	04/20/33[1]	54,469	55,681
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.13%	12/20/23[1]	4,197	4,261

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.25%	08/20/25[1]	$11,482	$11,827
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.25%	08/20/42[1]	51,335	53,771
Ginnie Mae,
Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
0.49%	10/20/32[1]	71,225	71,597
Ginnie Mae,
Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
0.49%	10/20/32[1]	105,065	105,614
Ginnie Mae,
Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
1.49%	01/16/34[1]	372,857	379,056
Ginnie Mae,
Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
0.88%	10/16/39[1]	90,900	92,931
Ginnie Mae,
Series 2010-19, Class FD
(LIBOR USD 1-Month plus 0.45%)
0.53%	07/16/39[1]	34,614	34,844
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37[1]	1,354,367	14,327
UMBS (TBA)
2.00%	11/01/51	5,750,000	5,754,136
2.50%	11/01/51	8,400,000	8,643,785

			36,540,246

Total Mortgage-Backed
(Cost $64,457,904)			63,912,522

MUNICIPAL BONDS — 0.72%*

Colorado — 0.40%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23	965,000	974,212

Florida — 0.32%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
2.32%	10/01/22	755,000	769,912

Total Municipal Bonds
(Cost $1,732,412)			1,744,124

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 200

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES — 24.06%

U.S. Treasury Notes — 24.06%
U.S. Treasury Floating Rate Notes
(US Treasury Bill Yield 3-Month plus 0.06%)
0.09%	10/31/22[1]	$12,500,000	$12,506,250
(US Treasury Bill Yield 3-Month plus 0.11%)
0.15%	04/30/22[1]	10,000,000	10,006,894
U.S. Treasury Notes
0.13%	07/31/23	4,850,000	4,840,038
0.13%	08/31/23	4,620,000	4,608,089
0.25%	09/30/23	3,845,000	3,842,297
0.38%	09/15/24	2,455,000	2,444,163
0.75%	08/31/26	4,075,000	4,031,862
0.88%	09/30/26	875,000	870,394
1.75%	11/30/21	15,000,000	15,041,895

Total U.S. Treasury Securities
(Cost $58,192,227)			58,191,882

Total Bonds — 85.11%
(Cost $205,924,283)			205,870,672

Issues		Shares	Value

Purchased Options - 0.03%
(Cost $38,976)			75,000

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 21.79%

Money Market Funds — 3.81%
Dreyfus Government Cash Management Fund
0.03%[7]		1,085,000	1,085,000
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[7]		20,264	20,264
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[7]		8,101,000	8,101,000

			9,206,264

U.S. Treasury Bills — 17.98%
U.S. Treasury Bills
0.03%[8]	10/05/21	12,500,000	12,499,975
0.05%[8]	10/07/21	4,000,000	3,999,980

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
0.05%[8]	02/10/22	$15,000,000	$14,997,800
0.04%[8]	03/03/22	12,000,000	11,998,024

			43,495,779

Total Short-Term Investments
(Cost $52,701,491)			52,702,043

Total Investments Before Written Options - 106.93%
(Cost $258,664,750)			258,647,715

Written Options - (0.02)%
(Cost $(23,298))			(38,750)

Liabilities in Excess of Other Assets - (6.91)%			(16,722,145)

Net Assets - 100.00%			$241,886,820

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $15,421, which is 0.01% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Represents the current yield as of September 30, 2021.
[8]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

201 / Semi-Annual Report September 2021

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	105	12/31/21	$(12,887,930)	$88,842	$88,842
U.S. Treasury Two-Year Note	68	12/31/21	(14,963,719)	8,545	8,545
U.S. Treasury Ten-Year Ultra Bond	47	12/21/21	(6,826,750)	123,288	123,288
U.S. Treasury Ultra Bond	7	12/21/21	(1,337,438)	41,029	41,029

TOTAL FUTURES CONTRACTS			$(36,015,837)	$261,704	$261,704

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
			Credit Suisse
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	First Boston International	12/20/21	$390,000	$3,614	$2,562	$1,052

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	100	$99.13	12/10/21	$15,653,689	$75,000

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	200	$98.75	12/10/21	$(16,227,048)	$(38,750)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 202

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

BONDS – 89.52%

ASSET-BACKED SECURITIES — 22.75%**
321 Henderson Receivables VI LLC,
Series 2010-1A, Class B
9.31%	07/15/61[1]	$251,805	$295,554
ACAM Ltd.,
Series 2019-FL1, Class B
(Cayman Islands)
(SOFR30A plus 2.01%)
2.06%	11/17/34[1,2,3]	8,800,000	8,727,693
Accredited Mortgage Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.28%)
0.64%	04/25/36[2]	1,625,311	1,616,028
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.24%	08/25/36[2]	148,079	147,607
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.38%)
0.47%	03/25/37[2]	2,511,945	1,522,394
ACRES Commercial Realty Ltd.,
Series 2021-FL1, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.60%)
1.68%	06/15/36[1,2,3]	9,831,000	9,852,516
AGL CLO 13 Ltd.,
Series 2021-13A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
0.00%	10/20/34[1,2,3]	12,375,000	12,381,188
AIG CLO Ltd.,
Series 2018-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.83%	04/20/32[1,2,3]	15,800,000	15,800,474
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.83%	01/21/32[1,2,3]	5,400,000	5,403,510
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
1.19%	04/20/31[1,2,3]	5,000,000	5,000,100
Asset-Backed Funding Certificates,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.30%)
0.39%	05/25/37[1,2]	4,273,328	4,128,706
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A1A
(LIBOR USD 1-Month plus 1.25%)
1.34%	06/25/37[2]	19,293,459	17,746,754

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.09%	06/25/37[2]	$3,539,325	$3,505,843
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.06%	12/25/34[2]	1,335,478	1,328,452
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A4
(LIBOR USD 1-Month plus 0.60%)
0.69%	01/25/36[2]	2,403,763	2,404,236
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE5, Class A5
(LIBOR USD 1-Month plus 0.24%)
0.33%	07/25/36[2]	9,754,000	9,501,227
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.08%	07/20/29[1,2,3]	6,850,000	6,852,391
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
0.73%	08/25/34[1,2]	580,699	578,537
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.64%	01/25/35[1,2]	383,008	378,899
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.54%	04/25/35[1,2]	684,804	672,621
Blackrock Rainier CLO VI Ltd.,
Series 2021-6A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.83%	04/20/33[1,2,3]	10,000,000	10,012,700
BlueMountain CLO Ltd.,
Series 2013-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
1.36%	01/20/29[1,2,3]	2,146,027	2,146,319
BlueMountain CLO XXX Ltd.,
Series 2020-30A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.39%)
1.52%	01/15/33[1,2,3]	11,000,000	11,021,450
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
1.63%	07/20/29[1,2,3]	5,800,000	5,797,970
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
0.93%	02/25/30[2]	16,430	16,499

See accompanying Notes to Financial Statements.

203 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Carrington Mortgage Loan Trust,
Series 2005-OPT2, Class M4
(LIBOR USD 1-Month plus 0.98%)
1.06%	05/25/35[2]	$1,400,120	$1,412,727
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.53%)
0.61%	02/25/36[2]	2,641,823	2,633,750
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
1.40%	10/25/32[1,2,3]	8,000,000	8,001,496
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
0.43%	06/25/42[1,2]	1,950,809	1,802,669
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.41%	12/25/36[2]	7,139,008	5,927,419
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2D
(LIBOR USD 1-Month plus 0.46%)
0.55%	12/25/36[2]	7,629,474	6,402,688
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M1
(LIBOR USD 1-Month plus 0.41%)
0.49%	08/25/36[2]	3,467,559	3,479,727
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.33%	03/15/52[1,4]	21,345,395	1,289,866
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.20%	10/15/52[1,4]	6,336,358	417,562
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50[1]	5,197,000	5,299,210
CoreVest American Finance Trust,
Series 2020-3, Class XA (IO)
3.82%	08/15/53[1,4]	20,095,041	3,010,476
CoreVest American Finance Trust,
Series 2020-4, Class XA (IO)
3.87%	12/15/52[1,4]	26,206,147	3,197,543
CoreVest American Finance Trust,
Series 2020-4, Class XB (IO)
2.83%	12/15/52[1,4]	12,500,000	1,744,587
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF3 (STEP-reset date 11/25/21)
3.10%	12/25/36	731,398	736,138
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A2
(LIBOR USD 1-Month plus 0.11%)
0.20%	11/25/36[2]	8,195,680	4,891,113
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF2 (STEP-reset date 11/25/21)
3.26%	01/25/37	2,721,179	1,153,555

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
0.18%	04/25/37[2]	$1,786,520	$1,738,557
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
0.15%	04/25/37[2]	1,489,764	1,113,828
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 11/25/21)
3.66%	02/25/37	4,956,881	3,958,106
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 11/25/21)
3.66%	02/25/37	1,186,388	947,228
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 11/25/21)
3.40%	03/25/37	5,950,768	3,147,501
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
0.94%	11/15/28[1,2,3]	7,135,835	7,138,975
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.38%	01/15/34[1,2,3]	8,000,000	8,018,400
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
1.44%	07/26/66[1,2]	14,308,542	14,842,607
ECMC Group Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.14%	05/25/67[1,2]	13,246,907	13,445,759
Edsouth Indenture No. 3 LLC,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.73%)
0.82%	04/25/39[1,2]	89,330	89,919
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.89%	04/26/32[1,2]	2,949,848	2,951,242
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.14%	03/25/36[2]	53,538	53,861
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
1.44%	03/25/36[1,2]	2,143,230	2,170,394

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 204

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF11, Class 2A3
(LIBOR USD 1-Month plus 0.30%)
0.39%	08/25/36[2]	$5,828,866	$5,728,173
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.41%	10/25/36[2]	14,386,853	11,672,037
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
0.30%	12/25/37[2]	911,828	875,822
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
0.65%	03/25/36[2]	6,838,876	6,698,483
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(LIBOR USD 1-Month plus 0.50%)
0.59%	06/25/36[2]	8,650,000	8,384,935
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.31%	01/25/38[2]	4,542,371	3,180,247
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.19%	03/25/37[2]	611,007	380,048
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	719,667	734,105
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.58%	08/25/42[2]	347,023	324,725
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
1.63%	01/20/33[1,2,3]	4,075,000	4,073,452
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.53%)
1.65%	08/05/33[1,2,3]	10,150,000	10,155,897
Grand Avenue CRE Ltd.,
Series 2020-FL2, Class C
(Cayman Islands)
(SOFR30A plus 3.73%)
3.78%	03/15/35[1,2,3]	9,625,000	9,702,123
GSAMP Trust,
Series 2007-FM2, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.23%	01/25/37[2]	20,282,197	14,549,316

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.70%)
0.79%	03/25/36[2]	$3,918,210	$3,858,047
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.72%	11/25/35[2]	2,835,438	2,832,309
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 1A
(LIBOR USD 1-Month plus 0.26%)
0.34%	12/25/36[2]	29,289,688	15,198,217
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A1
(LIBOR USD 1-Month plus 0.10%)
0.19%	07/25/36[2]	11,212,308	6,483,158
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A2
(LIBOR USD 1-Month plus 0.20%)
0.29%	07/25/36[2]	12,409,865	7,249,963
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A4
(LIBOR USD 1-Month plus 0.50%)
0.59%	07/25/36[2]	10,851,846	6,534,818
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	32,313	33,422
J.G. Wentworth XXXVII LLC,
Series 2016-1A, Class A
3.41%	06/15/67[1]	5,842,147	6,324,113
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60[1]	3,243,698	3,687,547
JPMorgan Mortgage Acquisition Trust,
Series 2006-ACC1, Class M1
(LIBOR USD 1-Month plus 0.41%)
0.49%	05/25/36[2]	2,491,388	2,510,216
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
0.38%	07/25/36[2]	10,689,488	10,667,893
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A4
(LIBOR USD 1-Month plus 0.15%)
0.24%	12/25/36[2]	9,992,595	6,482,154
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class MV3
(LIBOR USD 1-Month plus 0.32%)
0.41%	11/25/36[2]	4,472,564	4,474,699
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
1.01%	04/20/28[1,2,3]	1,843,360	1,843,065

See accompanying Notes to Financial Statements.

205 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.11%	03/20/30[1,2,3]	$15,000,000	$15,014,700
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(LIBOR USD 1-Month plus 1.75%)
1.84%	01/28/70[1,2]	6,491,182	6,452,961
Legacy Mortgage Asset Trust,
Series 2019-GS4, Class A1 (STEP-reset date 10/25/21)
3.44%	05/25/59[1]	10,800,776	10,822,674
Lehman XS Trust,
Series 2005-4, Class 1A3
(LIBOR USD 1-Month plus 0.80%)
0.89%	10/25/35[2]	28,346	28,417
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
0.59%	08/25/46[2]	16,548,745	16,118,327
M360 LLC,
Series 2019-CRE2, Class A
(Cayman Islands)
(SOFR30A plus 1.51%)
1.56%	09/15/34[1,2,3]	5,716,746	5,722,379
Magnetite XVIII Ltd.,
Series 2016-18A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.20%	11/15/28[1,2,3]	2,550,000	2,550,793
MASTR Asset-Backed Securities Trust,
Series 2006-WMC1, Class A3
(LIBOR USD 1-Month plus 0.36%)
0.45%	02/25/36[2]	18,077,451	9,257,015
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
0.37%	05/25/37[2]	3,150,000	2,902,968
MASTR Asset-Backed Securities Trust,
Series 2007-WMC1, Class A2
(LIBOR USD 1-Month plus 0.05%)
0.14%	01/25/37[2]	17,488,188	7,061,823
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
0.34%	07/25/37[2]	1,026,141	910,944
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-5, Class 1A
(LIBOR USD 1-Month plus 0.85%)
0.94%	10/25/37[2]	26,415,324	19,176,411
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
0.34%	04/25/37[2]	19,315,609	11,006,034

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
MF1 Ltd.,
Series 2021-FL6, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.45%)
1.53%	07/16/36[1,2,3]	$6,684,000	$6,700,690
Mid-State Capital Corp. Trust,
Series 2004-1, Class B
8.90%	08/15/37	31,533	35,205
Morgan Stanley ABS Capital I Trust,
Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.58%)
0.67%	02/25/36[2]	1,699,650	1,698,077
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.39%	06/25/36[2]	10,451,955	6,965,763
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.48%)
0.57%	06/25/36[2]	11,149,876	7,553,580
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2007-NC3, Class A2C
(LIBOR USD 1-Month plus 0.19%)
0.28%	05/25/37[2]	20,805,109	18,446,427
Morgan Stanley Home Equity Loan Trust,
Series 2006-3, Class A4
(LIBOR USD 1-Month plus 0.52%)
0.61%	04/25/36[2]	14,045,211	12,399,451
Nelnet Student Loan Trust,
Series 2006-2, Class B
(LIBOR USD 3-Month plus 0.20%)
0.33%	01/25/38[2]	2,762,567	2,464,939
Nelnet Student Loan Trust,
Series 2007-1, Class A3
(LIBOR USD 3-Month plus 0.07%)
0.20%	05/27/25[2]	330,664	330,373
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
0.69%	10/27/36[1,2]	87,332	87,137
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
1.04%	11/25/48[1,2]	1,865,000	1,901,483
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
0.68%	04/25/46[1,2]	1,785,732	1,780,922
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
0.99%	06/25/54[1,2]	11,000,000	11,121,055
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.66%)
0.75%	02/25/36[2]	1,045,434	1,009,645

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 206

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	$10,364,173	$4,091,737
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.27%	07/15/36[1,2,3]	11,700,000	11,737,358
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.38%	10/19/32[1,2,3]	11,000,000	11,001,650
Option One Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.18%)
0.27%	04/25/37[2]	14,841,133	10,382,176
Option One Mortgage Loan Trust,
Series 2007-5, Class 2A2
(LIBOR USD 1-Month plus 0.17%)
0.26%	05/25/37[2]	20,796,296	13,824,188
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.42%)
0.51%	01/25/37[2]	6,388,381	5,948,863
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.37%)
1.49%	11/15/31[1,2,3]	7,200,000	7,215,682
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.03%	10/24/27[1,2,3]	2,236,456	2,236,847
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.68%	04/20/28[1,2,3]	3,785,000	3,785,954
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
1.88%	01/20/34[1,2,3]	5,000,000	5,003,785
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
0.40%	06/25/47[2]	5,152,000	4,923,063
Residential Asset Securities Corp.,
Series 2005-KS9, Class M4
(LIBOR USD 1-Month plus 0.60%)
0.99%	10/25/35[2]	1,586,462	1,588,487
Sabey Data Center Issuer LLC,
Series 2020-1, Class A2
3.81%	04/20/45[1]	7,905,000	8,369,046

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Saxon Asset Securities Trust,
Series 2005-4, Class M1
(LIBOR USD 1-Month plus 0.66%)
0.75%	11/25/37[2]	$1,532,470	$1,534,252
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.33%	05/25/47[2]	14,824,026	12,918,238
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 11/25/21)
2.92%	01/25/36	3,987,652	3,677,656
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
0.32%	02/25/37[2]	1,149,937	628,884
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
0.29%	05/25/37[2]	2,230,781	1,627,198
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.24%	12/25/36[2]	6,423,954	4,619,634
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	12/30/99[5,6]	9,971,908	10,000,343
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.41%	08/15/31[2]	420,377	393,354
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
1.72%	12/15/32[2]	2,358,627	2,426,241
SLM Student Loan EDC Repackaging Trust,
Series 2013-M1, Class M1R
0.00%	10/28/29†,1	6,250	6,344,375
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
0.71%	03/15/38[2]	3,933,281	3,788,896
SLM Student Loan Trust,
Series 2003-4, Class A5D
(LIBOR USD 3-Month plus 0.75%)
0.87%	03/15/33[1,2]	1,870,927	1,852,045
SLM Student Loan Trust,
Series 2003-7, Class B
(LIBOR USD 3-Month plus 0.57%)
0.69%	09/15/39[2]	2,781,383	2,624,302
SLM Student Loan Trust,
Series 2004-10, Class B
(LIBOR USD 3-Month plus 0.37%)
0.50%	01/25/40[2]	8,138,500	7,792,237
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
0.60%	07/25/39[2]	485,267	467,632

See accompanying Notes to Financial Statements.

207 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2005-3, Class B
(LIBOR USD 3-Month plus 0.15%)
0.28%	04/25/40[2]	$2,692,326	$2,527,305
SLM Student Loan Trust,
Series 2006-8, Class B
(LIBOR USD 3-Month plus 0.23%)
0.36%	01/25/41[2]	3,156,508	2,945,542
SLM Student Loan Trust,
Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
0.30%	07/25/25[2]	12,800,000	11,605,888
SLM Student Loan Trust,
Series 2007-3, Class A4
(LIBOR USD 3-Month plus 0.06%)
0.19%	01/25/22[2]	151,785	147,789
SLM Student Loan Trust,
Series 2007-3, Class B
(LIBOR USD 3-Month plus 0.15%)
0.28%	01/25/28[2]	12,800,000	12,040,317
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
0.88%	10/27/70[2]	2,195,000	2,004,939
SLM Student Loan Trust,
Series 2007-8, Class B
(LIBOR USD 3-Month plus 1.00%)
1.13%	04/27/83[2]	4,281,635	4,106,358
SLM Student Loan Trust,
Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
0.88%	04/25/23[2]	11,923,924	11,805,650
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	01/25/83[2]	1,000,000	960,536
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.33%	04/26/83[2]	710,000	670,715
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
1.78%	07/25/22[2]	1,009,243	1,029,903
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	04/25/73[2]	710,000	713,630
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.83%	07/25/23[2]	6,992,306	7,061,740
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/25/73[2]	7,315,000	7,245,186

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.23%	07/25/23[2]	$7,829,521	$7,873,434
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83[2]	710,000	714,077
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
1.98%	07/26/83[2]	820,000	823,397
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
1.63%	04/25/23[2]	1,247,410	1,255,271
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.38%	10/25/75[2]	735,000	740,426
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.63%	04/25/23[2]	1,728,959	1,741,158
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.38%	10/25/83[2]	7,235,000	7,311,351
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
0.84%	01/25/45[1,2]	6,884,731	6,925,599
SLM Student Loan Trust,
Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
1.29%	10/25/34[2]	4,035,000	4,105,466
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
1.04%	09/25/28[2]	769,513	763,216
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
0.79%	01/25/29[2]	1,136,272	1,118,859
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
0.74%	05/26/26[2]	2,893,760	2,839,713
SLM Student Loan Trust,
Series 2012-7, Class B
(LIBOR USD 1-Month plus 1.80%)
1.89%	09/25/43[2]	2,200,000	2,204,745
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
0.64%	06/25/43[2]	1,003,994	999,022

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 208

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
0.69%	02/26/29[2]	$1,006,802	$984,841
Soundview Home Loan Trust,
Series 2006-WF2, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.42%	12/25/36[2]	4,288,556	4,273,242
Soundview Home Loan Trust,
Series 2007-OPT1, Class 2A3
(LIBOR USD 1-Month plus 0.21%)
0.30%	06/25/37[2]	21,929,432	18,801,118
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
0.35%	02/25/37[2]	1,048,765	396,009
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(LIBOR USD 1-Month plus 0.80%)
0.89%	07/25/34[2]	11,020,192	10,319,085
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)
1.59%	02/25/35[2]	93,338	94,738
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
1.84%	03/25/35[2]	1,226,606	1,255,154
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[1]	1,514,284	1,705,375
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36[1]	1,093,772	1,309,266
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	1.61[1,2]	150,000	138,393
TAL Advantage VII LLC,
Series 2020-1A, Class A
2.05%	09/20/45[1]	9,576,500	9,663,246
TCI-Flatiron CLO Ltd.,
Series 2016-1A, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.73%	01/17/32[1,2,3]	3,000,000	3,001,740
Textainer Marine Containers VIII Ltd.,
Series 2020-2A, Class A
(Bermuda)
2.10%	09/20/45[1,3]	11,630,954	11,758,732
Textainer Marine Containers VIII Ltd.,
Series 2020-3A, Class A
(Bermuda)
2.11%	09/20/45[1,3]	7,908,300	7,985,760
TIF Funding II LLC,
Series 2020-1A, Class A
2.09%	08/20/45[1]	3,333,550	3,360,336

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
0.20%	01/25/37[2]	$5,906,787	$3,664,106
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
0.31%	02/25/37[2]	30,028,315	12,386,609
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.64%)
0.73%	03/25/37[2]	4,690,000	4,350,045

Total Asset-Backed Securities
(Cost $943,581,033)			932,548,898

BANK LOANS — 4.35%*

Automotive — 0.01%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/30/26[2]	507,125	505,540

Communications — 0.56%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.08%	01/31/25[2]	912,500	908,266
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	03/15/27[2]	1,833,504	1,816,058
Connect Finco SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/11/26[2]	2,955,000	2,960,541
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.33%	07/17/25[2]	1,041,839	1,029,384
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.58%	04/15/27[2]	1,042,065	1,031,754
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27[2]	3,150,000	3,155,576
Frontier Communications holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/01/28[2]	4,477,500	4,481,687
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25[2]	634,756	626,682
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	05/30/25[2]	933,061	795,434

See accompanying Notes to Financial Statements.

209 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Intelsat Jackson Holdings SA,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 4.75%)
5.75%	07/13/22[2,3,7]	$2,210,358	$2,229,698
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.83%	03/01/27[2]	2,750,000	2,719,791
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.08%	03/09/27[2]	1,113,487	1,104,952

			22,859,823

Consumer Discretionary — 0.57%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.13%)
3.63%	12/23/27[2]	1,492,500	1,482,373
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.08%	06/03/26[2]	5,309,264	5,269,445
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28[2]	4,527,250	4,537,866
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	10/01/26[2]	3,482,500	3,496,221
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/31/28[2]	5,810,438	5,810,089
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.08%	10/22/26[2]	2,950,088	2,955,619

			23,551,613

Electric — 0.11%
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	04/06/26[2]	3,957,215	3,945,264
Homer City Generation LP,
Term Loan B, 1st Lien
(LIBOR plus 11.00%)
15.00%	04/05/23[2,5,6]	461,595	334,656
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	12/31/25[2]	284,440	282,604

			4,562,524

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Entertainment — 0.12%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	02/28/25[2]	$4,530,707	$3,747,257
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
7.00%	05/23/24[2]	1,050,983	1,302,346

			5,049,603

Finance — 0.17%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	12/01/27[2]	1,994,975	1,998,845
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.59%	09/30/26[2]	372,181	373,111
Mirion Technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.08%	03/06/26[2]	965,102	968,122
Schweitzer-Mauduit International, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/09/28[2]	3,615,938	3,620,458

			6,960,536

Food — 0.17%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[2]	1,031,579	1,029,841
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.83%	07/20/25[2]	3,293,529	3,256,477
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	09/23/27[2]	2,481,250	2,481,250

			6,767,568

Health Care — 0.64%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25[2]	175,812	175,330
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[2]	445,513	445,535
CPI Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.83%	11/04/26[2]	1,090,192	1,091,560

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 210

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	08/01/27	[2]	$3,767,006	$3,725,626
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28	[2]	3,034,750	2,974,692
Gentiva Health Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.88%	07/02/25	[2]	2,879,260	2,881,650
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.07%	11/15/27	[2]	2,726,686	2,685,785
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.50%	03/15/28	[2]	3,820,800	3,818,412
ICON Luxembourg SARL,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	07/03/28	[2]	1,513,238	1,519,957
Indigo Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	07/03/28	[2]	377,024	378,698
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.83%	03/31/27	[2]	1,139,754	1,138,922
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.50%	08/11/28	[2]	2,750,000	2,753,877
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.08%	06/26/26	[2]	1,167,272	1,167,272
(LIBOR plus 5.50%)
6.50%	06/26/26	[2]	500,000	502,893
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.08%	06/02/25	[2]	1,026,650	1,026,522

				26,286,731

Industrials — 0.73%
Arterrsa Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.50%	03/06/25	[2]	1,995,000	1,987,529

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
1.86%	07/01/26	[2]	$4,807,567	$4,787,134
Charter NEX U.S., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/01/27	[2]	3,333,250	3,344,450
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27	[2]	1,728,125	1,638,841
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	04/15/28	[2]	3,491,250	3,498,774
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.58%	08/03/26	[2]	1,720,220	1,712,703
(LIBOR plus 3.75%)
4.50%	08/03/26	[2]	3,473,750	3,475,209
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/03/25	[2]	3,233,750	3,243,855
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.33%	05/30/25	[2]	491,250	485,802
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24	[2]	5,952,261	5,822,055

				29,996,352

Information Technology — 0.51%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.33%	08/15/25	[2]	3,775,880	3,775,578
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/16/25	[2]	945,250	948,057
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.58%	08/14/25	[2]	5,198,342	5,145,059
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	10/01/27	[2]	2,248,672	2,257,104

See accompanying Notes to Financial Statements.

211 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Helios Software Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.92%	03/11/28	[2]	$1,657,143	$1,657,350
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.83%	03/07/24	[2]	643,453	643,211
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.88%	06/11/25	[2]	909,227	908,545
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28	[2]	4,768,050	4,786,741
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[2]	358,485	355,417
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.83%	04/16/25	[2]	271,460	269,136

				20,746,198

Insurance — 0.03%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.63%	02/15/27	[2]	1,141,310	1,132,750

Materials — 0.07%
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	07/03/28	[2]	2,842,875	2,855,057

Real Estate Investment Trust (REIT) — 0.22%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	07/01/28	[2]	3,042,453	3,045,069
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	02/17/28	[2]	3,950,150	3,969,901
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.84%	04/11/25	[2]	2,210,738	2,192,201

				9,207,171

Retail — 0.30%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28	[2]	7,195,635	7,159,693

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
Aveanna Healthcare LLC,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.00%	07/17/28	[2]	$707,547	$708,156
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
1.84%	11/19/26	[2,3]	706,709	699,345
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/17/28	[2]	3,591,000	3,599,978

				12,167,172

Services — 0.09%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.58%	01/31/27	[2]	2,984,887	2,987,379
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25	[2]	597,771	599,547

				3,586,926

Transportation — 0.05%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	08/17/29	[2]	2,155,000	2,141,531

Total Bank Loans
(Cost $177,423,980)				178,377,095

CORPORATES — 23.60%*

Banking — 4.38%
Bank of America Corp.
1.73%	07/22/27	[4]	7,580,000	7,621,563
Bank of America Corp.
(MTN)
2.09%	06/14/29	[4]	7,505,000	7,499,932
3.09%	10/01/25	[4]	8,295,000	8,820,399
3.97%	03/05/29	[4]	790,000	877,903
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	14,050,000	14,144,523
Comerica, Inc.
5.63%	10/01/70	[4]	2,145,000	2,367,544
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	3,045,000	2,980,908
2.19%	06/05/26	[1,3,4]	8,574,000	8,746,474
3.09%	05/14/32	[1,3,4]	3,560,000	3,653,369
3.75%	03/26/25	[3]	2,595,000	2,799,728
4.55%	04/17/26	[3]	940,000	1,056,464

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 212

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Discover Bank
(BKNT)
3.45%	07/27/26		$2,811,000	$3,049,204
DNB Bank ASA
(Norway)
1.13%	09/16/26	[1,3,4]	165,000	163,315
1.61%	03/30/28	[1,3,4]	6,000,000	5,975,261
Global Bank Corp.
(Panama)
5.25%	04/16/29	[1,3,4]	600,000	633,750
Global Bank Corp.,
Series REGS
(Panama)
5.25%	04/16/29	[3,4]	1,000,000	1,056,250
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	2,575,000	2,558,837
1.75%	07/24/27	[3,4]	1,425,000	1,920,142
2.01%	09/22/28	[3,4]	290,000	290,162
2.10%	06/04/26	[3,4]	3,620,000	3,700,624
2.21%	08/17/29	[3,4]	14,100,000	14,002,732
4.29%	09/12/26	[3,4]	2,100,000	2,315,288
JPMorgan Chase & Co.
0.97%	06/23/25	[4]	6,645,000	6,654,138
1.47%	09/22/27	[4]	6,095,000	6,054,730
1.58%	04/22/27	[4]	10,020,000	10,042,699
2.01%	03/13/26	[4]	5,000,000	5,126,366
2.08%	04/22/26	[4]	1,720,000	1,769,777
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	2,000,000	1,999,011
3.87%	07/09/25	[3,4]	8,725,000	9,409,733
Macquarie Group Ltd.
(Australia)
2.69%	06/23/32	[1,3,4]	2,290,000	2,287,955
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	7,587,000	8,188,635
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	7,075,000	7,090,310
1.53%	08/21/26	[3,4]	1,210,000	1,208,064
1.67%	06/14/27	[3,4]	1,475,000	1,469,924
3.37%	01/05/24	[3,4]	900,000	930,091
4.80%	11/15/24	[3,4]	2,915,000	3,156,716
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	3,415,000	3,694,586
UBS AG
(Switzerland)
0.70%	08/09/24	[1,3]	5,865,000	5,852,375
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	680,000	701,687
2.39%	06/02/28	[4]	3,665,000	3,783,197

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
2.88%	10/30/30	[4]	$3,848,000	$4,026,458

				179,680,824

Communications — 3.75%
AT&T, Inc.
2.55%	12/01/33		5,346,000	5,264,372
3.55%	09/15/55		511,000	505,077
3.80%	12/01/57		10,051,000	10,303,559
4.30%	12/15/42		2,300,000	2,565,843
4.50%	05/15/35		2,150,000	2,516,664
4.75%	05/15/46		1,875,000	2,246,889
5.25%	03/01/37		6,985,000	8,664,611
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27	[1,3]	1,200,000	1,263,120
Charter Communications Operating LLC/Charter
Communications Operating Capital
5.38%	05/01/47		3,050,000	3,662,156
5.75%	04/01/48		827,000	1,050,232
CSC Holdings LLC
4.50%	11/15/31	[1]	2,500,000	2,472,650
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	5,011,000	3,330,352
6.63%	08/15/27	[1]	6,465,000	2,878,135
Intelsat Jackson Holdings SA
(Luxembourg)
8.50%	10/15/24	[1,3,8,9]	7,892,000	4,577,360
9.75%	07/15/25	[1,3,8,9]	6,820,000	3,846,747
Level 3 Financing, Inc.
3.40%	03/01/27	[1]	1,130,000	1,190,526
3.88%	11/15/29	[1]	2,820,000	3,018,951
Lumen Technologies, Inc.
5.38%	06/15/29	[1]	3,796,000	3,878,032
National CineMedia LLC
5.88%	04/15/28	[1]	4,452,000	4,081,549
Scripps Escrow II, Inc.
5.38%	01/15/31	[1]	5,342,000	5,259,867
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[1]	8,494,000	9,732,564
Sinclair Television Group, Inc.
4.13%	12/01/30	[1]	5,883,000	5,757,986
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	9,931,250	10,618,989
5.15%	03/20/28	[1]	12,400,000	14,186,220
Tencent Holdings Ltd.
(Cayman Islands)
3.84%	04/22/51	[1,3]	3,585,000	3,771,710
Time Warner Cable LLC
5.50%	09/01/41		2,972,000	3,648,120
T-Mobile USA, Inc.
2.25%	02/15/26	[1]	5,557,000	5,626,773
2.55%	02/15/31		115,000	115,485
2.63%	04/15/26		1,734,000	1,774,026
3.75%	04/15/27		1,000,000	1,102,203
3.88%	04/15/30		4,947,000	5,464,923

See accompanying Notes to Financial Statements.

213 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
4.38%	04/15/40		$2,000,000	$2,306,691
Verizon Communications, Inc.
2.36%	03/15/32	[1]	4,910,000	4,862,473
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[1,3]	1,200,000	1,220,069
5.50%	05/15/29	[1,3]	1,513,000	1,596,593
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31	[1,3]	1,645,000	1,682,720
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50	[3]	50,000	57,718
4.88%	06/19/49	[3]	1,328,000	1,658,931
5.25%	05/30/48	[3]	4,682,000	6,069,671

				153,830,557

Consumer Discretionary — 1.00%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.70%	02/01/36		3,200,000	3,872,460
4.90%	02/01/46		3,921,000	4,827,117
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	3,585,000	3,952,817
5.15%	05/15/38	[1,3]	1,500,000	1,852,579
BAT Capital Corp.
2.73%	03/25/31		915,000	902,428
4.54%	08/15/47		500,000	518,800
4.70%	04/02/27		1,390,000	1,573,043
Becle, SAB de CV
(Mexico)
2.50%	12/30/99	[3]	4,450,000	4,404,432
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	1,500,000	1,577,088
3.50%	07/26/26	[1,3]	2,520,000	2,703,743
Reynolds American, Inc.
5.85%	08/15/45		12,245,000	14,938,942

				41,123,449

Electric — 1.01%
Cleco Power LLC
6.00%	12/01/40		825,000	1,131,005
Consolidated Edison Co. of New York, Inc.
4.45%	03/15/44		1,000,000	1,204,307
Dominion Energy, Inc.
5.75%	10/01/54	[4]	2,515,000	2,763,772
Duke Energy Carolinas LLC
3.70%	12/01/47		1,810,000	2,015,404
Eskom Holdings SOC Ltd.,
Series REGS
(South Africa)
7.13%	02/11/25	[3]	800,000	835,446

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
FirstEnergy Corp.,
Series C
3.40%	03/01/50		$6,898,000	$6,648,706
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	5,378,000	5,618,233
Metropolitan Edison Co.
4.00%	04/15/25	[1]	2,625,000	2,767,099
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29	[3]	900,000	899,897
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.27%)
0.40%	02/22/23	[2]	6,335,000	6,335,864
Public Service Co. of New Mexico
3.85%	08/01/25		5,565,000	5,969,745
Southwestern Electric Power Co.
3.55%	02/15/22		2,625,000	2,634,543
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28		2,190,000	2,472,095

				41,296,116

Energy — 2.72%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[1]	1,700,000	1,763,750
Enbridge Energy Partners LP
5.88%	10/15/25		2,190,000	2,553,046
Energy Transfer LP
4.95%	06/15/28		2,000,000	2,296,159
5.00%	05/15/50		1,077,000	1,244,814
5.15%	03/15/45		2,826,000	3,237,170
5.40%	10/01/47		4,716,000	5,629,301
5.50%	06/01/27		1,448,000	1,699,829
6.13%	12/15/45		500,000	636,968
Energy Transfer LP,
Series B
6.63%	02/15/70	[4]	3,889,000	3,796,636
Exxon Mobil Corp.
4.11%	03/01/46		2,000,000	2,348,999
4.33%	03/19/50		3,280,000	4,022,534
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34	[1,3]	2,000,000	1,968,547
Hess Corp.
4.30%	04/01/27		2,265,000	2,517,072
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33	[3]	2,421,000	2,503,798
5.38%	04/24/30	[3]	1,679,000	1,985,283
KazTransGas JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27	[3]	650,000	717,665

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 214

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Kinder Morgan Energy Partners LP
5.00%	08/15/42		$1,090,000	$1,288,994
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[1]	1,929,000	1,969,486
Occidental Petroleum Corp.
0.00%	10/10/36	[10]	7,308,000	4,037,670
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30	[1,3]	4,579,000	4,700,343
Petroleos Mexicanos
(Mexico)
1.70%	12/20/22	[3]	22,500	22,690
6.63%	06/15/35	[3]	6,120,000	5,836,950
6.75%	09/21/47	[3]	3,815,000	3,333,166
6.95%	01/28/60	[3]	1,595,000	1,387,889
Petronas Capital Ltd.
(Malaysia)
2.48%	01/28/32	[1,3]	2,050,000	2,046,699
3.50%	04/21/30	[1,3]	4,405,000	4,781,187
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30		2,000,000	2,136,736
4.50%	12/15/26		4,450,000	4,974,081
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	2,000,000	2,070,000
4.95%	07/15/29	[1]	1,000,000	1,041,552
6.88%	04/15/40	[1]	3,175,000	3,508,375
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6]	3,943,939	3,667,864
Saudi Arabian Oil Co.,
Series REGS
(Saudi Arabia)
1.63%	11/24/25	[3]	1,100,000	1,101,760
Southern Co. Gas Capital Corp.
3.25%	06/15/26		2,935,000	3,151,634
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26	[3]	2,776,000	3,280,399
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29		1,846,000	1,882,725
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		2,907,000	2,986,943
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25	[1,3]	1,087,410	1,090,846
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	4,148,000	4,133,710
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	1,986,050	1,995,275
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	09/01/27		1,777,000	1,883,807

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Venture Global Calcasieu Pass LLC
3.88%	08/15/29	[1]	$4,000,000	$4,125,769

				111,358,121

Entertainment — 0.03%
Cinemark USA, Inc.
5.88%	03/15/26	[1]	1,364,000	1,378,862

Finance — 2.79%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.65%	07/21/27	[3]	1,225,000	1,302,102
3.88%	01/23/28	[3]	1,090,000	1,164,378
3.95%	02/01/22	[3]	1,500,000	1,512,633
4.45%	12/16/21	[3]	1,750,000	1,758,311
Air Lease Corp.
2.25%	01/15/23		2,000,000	2,044,126
3.50%	01/15/22		2,000,000	2,017,355
3.88%	07/03/23		2,862,000	3,009,820
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	5,278,000	5,195,309
2.88%	02/15/25	[1,3]	4,555,000	4,686,603
3.95%	07/01/24	[1,3]	1,035,000	1,099,055
Citigroup, Inc.
1.46%	06/09/27	[4]	5,610,000	5,582,133
4.41%	03/31/31	[4]	6,526,000	7,538,766
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
1.02%	02/15/22	[1,2]	4,095,000	4,108,122
Ford Motor Credit Co. LLC
3.22%	01/09/22		3,700,000	3,713,875
3.34%	03/28/22		7,735,000	7,803,321
(LIBOR USD 3-Month plus 0.88%)
1.00%	10/12/21	[2]	3,000,000	3,000,021
(LIBOR USD 3-Month plus 1.08%)
1.20%	08/03/22	[2]	2,555,000	2,553,723
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	8,872,000	10,657,234
General Motors Financial Co., Inc.
3.15%	06/30/22		500,000	508,694
3.45%	04/10/22		675,000	682,277
4.20%	11/06/21		2,950,000	2,960,035
Goldman Sachs Group, Inc. (The)
1.54%	09/10/27	[4]	2,520,000	2,513,361
3.27%	09/29/25	[4]	12,035,000	12,872,637
Morgan Stanley
1.59%	05/04/27	[4]	5,470,000	5,487,343
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	11,395,000	11,346,543
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,3,4]	5,000,000	5,087,397
3.77%	03/08/24	[1,3,4]	2,570,000	2,680,001

See accompanying Notes to Financial Statements.

215 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	$455,000	$475,557
5.50%	02/15/24	[1,3]	861,000	939,807

				114,300,539

Food — 0.49%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
5.50%	01/15/30	[1,3]	1,005,000	1,119,038
6.50%	04/15/29	[1,3]	2,952,000	3,299,344
Kraft Heinz Foods Co.
3.88%	05/15/27		4,795,000	5,239,064
4.88%	10/01/49		424,000	516,798
Post Holdings, Inc.
4.50%	09/15/31	[1]	3,000,000	2,976,147
4.63%	04/15/30	[1]	1,629,000	1,643,629
Smithfield Foods, Inc.
5.20%	04/01/29	[1]	4,690,000	5,390,414

				20,184,434

Health Care — 2.90%
AbbVie, Inc.
4.05%	11/21/39		1,550,000	1,782,514
4.40%	11/06/42		5,190,000	6,202,285
4.45%	05/14/46		2,350,000	2,829,169
Bayer U.S. Finance II LLC
4.25%	12/15/25	[1]	2,005,000	2,217,325
4.38%	12/15/28	[1]	8,135,000	9,217,267
4.63%	06/25/38	[1]	2,775,000	3,277,878
4.88%	06/25/48	[1]	4,415,000	5,411,859
5.50%	08/15/25	[1]	2,000,000	2,256,681
Becton Dickinson and Co.
6.70%	08/01/28		2,930,000	3,545,460
Centene Corp.
2.45%	07/15/28		13,561,000	13,634,917
Cigna Corp.
3.88%	10/15/47		4,825,000	5,376,432
4.13%	11/15/25		2,380,000	2,645,720
CommonSpirit Health
2.78%	10/01/30		3,680,000	3,791,028
3.91%	10/01/50		1,220,000	1,335,395
CVS Health Corp.
5.05%	03/25/48		5,417,000	6,988,562
5.13%	07/20/45		755,000	974,229
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3]	3,650,000	2,637,125
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29	[1,3]	1,948,000	1,949,710
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[1]	3,055,000	3,108,387

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[1,3]	$2,000,000	$2,048,975
HCA, Inc.
4.13%	06/15/29		2,400,000	2,682,523
5.00%	03/15/24		5,533,000	6,072,611
5.25%	04/15/25		2,477,000	2,809,073
5.25%	06/15/49		4,670,000	5,970,869
HCRX Investments Holdco LP
4.50%	08/01/29	[1]	4,090,000	4,115,583
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	2,000,000	2,075,600
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	3,128,000	3,302,650
4.38%	06/15/28	[1]	2,500,000	2,603,568
Mozart Debt Merger Sub, Inc.
3.88%	04/01/29	[1]	4,068,000	4,068,000
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	1,754,000	1,881,165
Universal Health Services, Inc.
1.65%	09/01/26	[1]	1,500,000	1,491,723
2.65%	01/15/32	[1]	590,000	585,431

				118,889,714

Industrials — 0.68%
Amcor Finance USA, Inc.
3.63%	04/28/26		2,125,000	2,318,698
Artera Services LLC
9.03%	12/04/25	[1]	1,730,000	1,878,698
Berry Global, Inc.
1.57%	01/15/26	[1]	1,740,000	1,741,554
4.88%	07/15/26	[1]	1,195,000	1,256,304
Boeing Co. (The)
1.43%	02/04/24		8,790,000	8,803,110
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.60%	08/15/36	[2]	10,370,000	9,052,747
General Electric Co.,
Series A (MTN)
6.75%	03/15/32		2,130,000	2,916,125

				27,967,236

Information Technology — 0.24%
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23	[1,3]	795,000	846,375
Oracle Corp.
2.88%	03/25/31		1,325,000	1,366,221
3.95%	03/25/51		7,295,000	7,736,850

				9,949,446

Insurance — 0.89%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[1]	4,660,000	4,612,961
Athene Global Funding
1.99%	08/19/28	[1]	8,980,000	8,880,991

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 216

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Farmers Exchange Capital
7.20%	07/15/48	[1]	$150,000	$218,216
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	2,500,000	3,218,609
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	3,800,000	4,319,804
8.63%	05/01/24	[1]	942,000	1,113,745
Nationwide Mutual Insurance Co.
2.41%	12/15/24	[1,4]	3,825,000	3,829,541
Teachers Insurance & Annuity Association of America
3.30%	05/15/50	[1]	2,645,000	2,785,059
4.27%	05/15/47	[1]	480,000	580,189
4.38%	09/15/54	[1,4]	6,470,000	6,786,980

				36,346,095

Materials — 0.38%
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
3.15%	01/14/30	[3]	5,100,000	5,277,990
4.50%	09/16/25	[3]	245,000	272,121
Indonesia Asahan Aluminium Persero PT
(Indonesia)
6.53%	11/15/28	[1,3]	5,508,000	6,719,760
Unifrax Escrow Issuer Corp.
5.25%	09/30/28	[1]	2,000,000	2,027,131
7.50%	09/30/29	[1]	1,020,000	1,046,529

				15,343,531

Real Estate Investment Trust (REIT) — 1.46%
American Campus Communities Operating Partnership LP
3.63%	11/15/27		2,246,000	2,459,662
3.75%	04/15/23		2,925,000	3,046,386
4.13%	07/01/24		1,475,000	1,601,727
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		4,185,000	4,391,028
3.45%	11/15/29		11,930,000	12,438,002
GLP Capital LP/GLP Financing II, Inc.
5.25%	06/01/25		535,000	597,237
5.30%	01/15/29		2,280,000	2,655,174
5.38%	04/15/26		3,855,000	4,387,761
5.75%	06/01/28		6,241,000	7,330,054
Healthcare Realty Trust, Inc.
3.88%	05/01/25		2,190,000	2,361,572
Hudson Pacific Properties LP
3.95%	11/01/27		2,500,000	2,739,740
Lexington Realty Trust
2.70%	09/15/30		2,000,000	2,026,426
Piedmont Operating Partnership LP
3.40%	06/01/23		4,520,000	4,678,075
Post Apartment Homes LP
3.38%	12/01/22		45,000	46,173
SL Green Realty Corp.
4.50%	12/01/22		3,000,000	3,101,861
Ventas Realty LP
3.00%	01/15/30		1,705,000	1,774,800

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
3.25%	10/15/26		$2,875,000	$3,076,623
3.75%	05/01/24		875,000	931,409

				59,643,710

Retail — 0.20%
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27	[1,3]	1,935,000	2,132,549
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	5,775,000	6,008,743

				8,141,292

Services — 0.58%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	1,962,000	1,983,692
DP World Crescent Ltd.
(Cayman Islands)
4.85%	09/26/28	[1,3]	4,036,000	4,609,919
GFL Environmental, Inc.
(Canada)
4.75%	06/15/29	[1,3]	662,000	680,917
IHS Markit Ltd.
(Bermuda)
4.00%	03/01/26	[1,3]	1,516,000	1,669,813
4.75%	02/15/25	[1,3]	11,600,000	12,847,812
4.75%	08/01/28	[3]	1,750,000	2,051,175

				23,843,328

Transportation — 0.10%
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27		2,097,160	2,177,238
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		1,166,376	1,181,720
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		602,494	621,074
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		60,819	64,381

				4,044,413

Total Corporates
(Cost $935,118,095)				967,321,667

FOREIGN GOVERNMENT OBLIGATIONS — 2.74%

Foreign Government Obligations — 2.74%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29	[3]	3,798,000	3,970,809
Brazilian Government International Bond
(Brazil)
2.88%	06/06/25	[3]	1,500,000	1,536,300
3.88%	06/12/30	[3]	5,010,000	4,864,898
4.63%	01/13/28	[3]	562,000	593,303

See accompanying Notes to Financial Statements.

217 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Chile Government International Bond
(Chile)
2.45%	01/31/31	[3]	$1,700,000	$1,687,131
3.24%	02/06/28	[3]	1,678,000	1,787,062
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	7,973,000	7,536,877
3.13%	04/15/31	[3]	900,000	844,920
4.50%	01/28/26	[3]	2,855,000	3,063,422
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30	[1,3]	3,700,000	3,776,220
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32	[3]	2,580,000	2,638,308
Egypt Government International Bond
(Egypt)
7.60%	03/01/29	[1,3]	700,000	727,342
Egypt Government International Bond,
Series REGS
(Egypt)
5.25%	10/06/25	[3]	1,200,000	1,226,057
Fondo MIVIVIENDA SA,
Series REGS
(Peru)
3.50%	01/31/23	[3]	650,000	668,720
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30	[3]	3,100,000	3,210,050
Mexico Government International Bond
(Mexico)
2.66%	05/24/31	[3]	6,531,000	6,306,334
3.75%	01/11/28	[3]	5,425,000	5,919,312
4.75%	04/27/32	[3]	3,000,000	3,381,810
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28	[3]	1,500,000	1,564,575
Panama Government International Bond
(Panama)
2.25%	09/29/32	[3]	3,000,000	2,827,500
3.16%	01/23/30	[3]	6,131,000	6,326,947
Paraguay Government International Bond
(Paraguay)
2.74%	01/29/33	[1,3]	2,626,000	2,530,807
Peruvian Government International Bond
(Peru)
2.84%	06/20/30	[3]	3,525,000	3,562,012
Philippine Government International Bond
(Philippines)
1.65%	06/10/31	[3]	741,000	705,803
1.95%	01/06/32	[3]	930,000	900,891
2.46%	05/05/30	[3]	1,134,000	1,160,428

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Qatar Government International Bond,
Series REGS
(Qatar)
3.75%	04/16/30	[3]	$2,640,000	$2,978,976
4.50%	04/23/28	[3]	6,726,000	7,856,096
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28	[3]	3,607,000	3,629,120
4.85%	09/30/29	[3]	4,655,000	4,793,079
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31	[3]	3,500,000	3,580,500
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/26/26	[3]	3,700,000	3,996,000
3.25%	10/22/30	[3]	2,220,000	2,381,310
3.63%	03/04/28	[3]	3,675,000	4,041,985
Turkey Government International Bond
(Turkey)
5.13%	03/25/22	[3]	2,250,000	2,284,785
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31	[3]	2,788,717	3,229,613

Total Foreign Government Obligations
(Cost $113,005,051)				112,089,302

MORTGAGE-BACKED — 34.71%**

Non-Agency Commercial Mortgage-Backed — 7.65%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35	[1]	15,891,538	16,709,838
ACRES Commercial Realty Corp.,
Series 2020-RSO9, Class AS
(Cayman Islands)
(SOFR30A plus 3.61%)
3.66%	04/17/37	[1,2,3]	9,606,042	9,751,156
ACRES Commercial Realty Corp.,
Series 2020-RSO9, Class B
(Cayman Islands)
(SOFR30A plus 4.01%)
4.06%	04/17/37	[1,2,3]	7,639,192	7,760,129
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.23%	08/10/38	[1,4]	7,985,000	9,069,144
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class A
2.63%	01/15/32	[1]	5,000,000	5,189,733
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class X (IO)
0.57%	01/15/32	[1,4]	98,610,000	2,178,517

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 218

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BDS Ltd.,
Series 2020-FL6, Class D
(Cayman Islands)
(SOFR30A plus 2.86%)
2.91%	09/15/35	[1,2,3]	$7,801,000	$7,937,971
BFLD Trust,
Series 2021-FPM, Class A
(LIBOR USD 1-Month plus 1.60%)
1.68%	06/15/38	[1,2]	7,182,000	7,200,459
BX Commercial Mortgage Trust,
Series 2018-IND, Class H
(LIBOR USD 1-Month plus 3.00%)
3.08%	11/15/35	[1,2]	7,760,200	7,770,790
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[1]	7,060,000	7,564,203
BX Trust,
Series 2021-LBA, Class EJV
(LIBOR USD 1-Month plus 2.00%)
2.08%	02/15/36	[1,2]	10,000,000	10,022,687
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39	[1]	10,760,000	12,176,391
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class G
(LIBOR USD 1-Month plus 3.25%)
3.33%	12/15/37	[1,2]	8,503,000	8,529,676
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.52%	08/10/49	[4]	64,378,662	3,479,660
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39	[1]	6,125,000	6,469,924
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.89%	09/10/45	[1,4]	35,326,755	324,925
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.48%	02/10/48	[4]	66,271,416	2,449,150
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.84%	10/15/45	[4]	42,194,586	540,665
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.65%	12/10/45	[4]	68,755,991	950,263
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.91%	11/10/46	[4]	60,916,752	877,457
Commercial Mortgage Trust,
Series 2014-CR16, Class XA (IO)
1.12%	04/10/47	[4]	103,428,075	2,171,074
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.72%	02/10/37	[1,4]	68,872,262	1,308,022

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2021-LBA, Class F
(LIBOR USD 1-Month plus 2.35%)
2.43%	03/15/38	[1,2]	$7,211,000	$7,210,867
CSMC,
Series 2019-RIO, Class A
(LIBOR USD 1-Month plus 3.02%)
4.02%	12/15/21	[1,2]	7,252,000	7,265,254
CSMC,
Series 2021-BPNY, Class A
(LIBOR USD 1-Month plus 3.71%)
3.80%	08/15/23	[1,2]	10,974,000	11,001,410
DBJPM Mortgage Trust,
Series 2016-SFC, Class A
2.83%	08/10/36	[1]	8,000,000	8,194,406
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45	[1]	6,555,000	6,956,339
Grace Trust,
Series 2020-GRCE, Class A
2.35%	12/10/40	[1]	8,000,000	8,117,155
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.45%	02/10/37	[1,4]	40,999,000	466,200
GS Mortgage Securities Trust
Series 2012-ALOH, Class A
3.55%	04/10/34	[1]	6,825,000	6,874,128
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.16%	04/10/47	[4]	60,946,141	1,244,179
GSCG Trust,
Series 2019-600C, Class G
4.12%	09/06/34	[1,4]	9,212,000	8,739,252
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	6,340,000	6,866,224
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,4]	6,555,000	6,980,799
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
3.04%	12/10/41	[1,4]	3,131,000	2,995,053
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39	[1]	8,000,000	8,785,330
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-1440, Class B
(LIBOR USD 1-Month plus 1.75%)
1.83%	03/15/36	[1,2]	15,000,000	15,046,915
Life Mortgage Trust,
Series 2021-BMR, Class G
(LIBOR USD 1-Month plus 2.95%)
3.03%	03/15/38	[1,2]	10,718,000	10,829,083

See accompanying Notes to Financial Statements.

219 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
MF1 Ltd.,
Series 2020-FL3, Class AS
(SOFR30A plus 2.96%)
3.01%	07/15/35	[1,2]	$8,800,000	$8,937,804
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40	[1]	4,500,000	4,694,084
MKT Mortgage Trust,
Series 2020-525M, Class XA (IO)
0.29%	02/12/40	[1,4]	147,585,000	2,517,180
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.16%	04/15/48	[4]	71,767,894	1,952,453
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.86%	05/15/48	[4]	112,165,113	2,641,310
Morgan Stanley Capital I Trust,
Series 2018-MP, Class A
4.42%	07/11/40	[1,4]	7,915,000	8,870,412
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.46%	01/15/43	[1,4]	1,095,000	1,113,562
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	6,895,000	7,122,717
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	1,840,000	2,038,393
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.53%	01/05/43	[1,4]	10,000,000	9,147,632
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class D
4.53%	01/05/43	[1,4]	8,780,000	7,240,623
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.24%	08/15/50	[4]	47,811,404	1,115,003
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class XA (IO)
1.77%	03/15/59	[4]	82,878,196	5,033,098
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.63%	12/15/45	[1,4]	61,099,204	793,514
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.94%	08/15/45	[1,4]	41,238,177	260,114
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
2.02%	11/15/45	[1,4]	34,257,338	426,112
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.81%	06/15/46	[4]	61,442,325	481,431

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.71%	10/15/57	[4]	$79,429,017	$1,141,991

				313,531,861

Non-Agency Mortgage-Backed — 12.50%
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
2.47%	08/25/35	[4]	1,603,824	1,432,994
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
2.92%	03/25/37	[4]	2,577,721	2,336,124
Alternative Loan Trust,
Series 2005-74T1, Class A1
6.00%	01/25/36		6,027,046	4,812,073
Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
1.57%	01/25/36	[2]	3,272,602	3,296,061
Alternative Loan Trust,
Series 2006-HY12, Class A5
3.02%	08/25/36	[4]	2,728,095	2,755,991
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(LIBOR USD 1-Month plus 0.40%)
0.49%	03/25/46	[2]	3,372,231	3,302,426
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		609,915	627,981
Banc of America Funding Trust,
Series 2004-B, Class 5A1
2.68%	11/20/34	[4]	216,800	220,628
Banc of America Funding Trust,
Series 2006-D, Class 3A1
2.93%	05/20/36	[4]	757,512	737,192
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.44%)
0.53%	07/20/36	[2]	56,759	56,838
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.58%)
0.67%	07/20/36	[2]	226,681	227,034
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
0.25%	05/27/36	[1,4]	15,199,703	14,381,334
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[1,4]	446,370	450,352
Banc of America Funding Trust,
Series 2016-R1, Class B1
3.50%	03/25/40	[1,4]	16,181,000	15,804,294
Banc of America Mortgage Trust,
Series 2005-K, Class 2A1
2.66%	12/25/35	[4]	990,954	970,144

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 220

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust,
Series 2007-AA1, Class 2A1
(LIBOR USD 1-Month plus 0.18%)
0.27%	03/25/37	[2]	$3,213,923	$3,178,555
BCAP LLC Trust,
Series 2014-RR3, Class 4A1
0.38%	03/26/36	[1,4]	2,608,003	2,516,063
Bear Stearns ALT-A Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.75%)
0.84%	01/25/35	[2]	6,716,635	6,768,128
Bear Stearns ALT-A Trust,
Series 2005-2, Class 2A4
2.86%	04/25/35	[4]	1,137,521	1,142,879
Bear Stearns ALT-A Trust,
Series 2005-8, Class 11A1
(LIBOR USD 1-Month plus 0.54%)
0.63%	10/25/35	[2]	6,455,907	6,251,507
Bear Stearns ARM Trust,
Series 2005-9, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.30%)
2.38%	10/25/35	[2]	1,321,720	1,359,998
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC6, Class 1A3
5.50%	09/25/35	[4]	379,902	388,688
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36		33,091	34,637
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
0.29%	09/25/47	[2]	6,039,562	5,800,764
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
(LIBOR USD 1-Month plus 0.21%)
0.30%	06/25/37	[2]	4,601,320	4,410,518
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
2.47%	02/25/37	[4]	592,468	616,395
CIM Trust,
Series 2018-R5, Class A1
3.75%	07/25/58	[1,4]	6,390,020	6,471,086
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58	[1,4]	9,687,905	9,603,004
CIM Trust,
Series 2020-NR1, Class A (STEP-reset date 11/25/21)
3.45%	06/26/62	[1]	14,776,264	14,931,335
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59	[1,4]	13,406,090	11,442,152
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60	[1,4]	9,607,916	9,194,224

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60	[1,4]	$7,134,976	$7,080,324
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61	[1,4]	12,209,649	12,191,517
CIM Trust,
Series 2021-NR3, Class A1 (STEP-reset date 11/25/21)
2.57%	06/25/57	[1]	6,539,387	6,551,894
CIM Trust,
Series 2021-R3, Class A1B
1.95%	06/25/57	[1,4]	18,287,000	17,277,192
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61	[1,4]	15,652,470	15,709,136
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61	[1,4]	11,694,462	11,661,273
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.18%	06/25/36	[4]	133,606	130,814
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
0.35%	11/25/35	[2]	50,068	44,299
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3, Class 1A2
(LIBOR USD 1-Month plus 0.58%)
0.67%	04/25/35	[2]	3,390,264	3,256,983
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
0.69%	05/25/35	[2]	77,619	66,797
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 3A1
2.49%	11/25/33	[4]	451,912	455,978
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-11, Class 1A1
6.50%	12/25/35		591,117	413,183
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-AR5, Class 9A1
1.92%	06/25/34	[4]	44,958	45,024
Credit Suisse Mortgage Capital Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21		26,089	15,662
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.43%	02/25/60	[1,4]	12,355,468	12,714,756
CSMC Mortgage-Backed Trust,
Series 2006-1, Class 1A4
5.50%	02/25/36		3,948,604	4,012,858
CSMC Trust,
Series 2021-RPL7, Class A1
1.93%	12/01/50	†,1	10,454,584	10,454,603

See accompanying Notes to Financial Statements.

221 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CSMCM Trust,
Series 2018-SP3, Class CERT
3.06%	10/25/58	[1,4]	$17,390,736	$16,867,155
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
0.81%	01/19/45	[2]	607,284	530,060
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.58%)
0.67%	10/19/45	[2]	3,750,124	3,662,452
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.29%	10/19/36	[2]	6,078,381	5,211,172
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.23%	03/19/37	[2]	1,475,475	1,389,661
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.28%	09/25/34	[4]	219,040	218,817
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A3
2.28%	09/25/34	[4]	336,815	336,472
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
2.51%	12/25/35	[4]	973,306	930,111
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
2.45%	02/25/36	[4]	1,492,712	1,222,328
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA2, Class 2A1
2.57%	04/25/35	[4]	1,945,539	2,088,848
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA3, Class 3A1
2.26%	05/25/35	[4]	1,549,573	1,491,632
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
2.34%	09/25/35	[4]	1,886,098	1,852,552
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
2.27%	10/25/35	[4]	2,151,929	1,673,437
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
2.34%	11/25/35	[4]	1,432,677	1,306,845
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
2.33%	03/25/36	[4]	1,638,903	1,349,395
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA7, Class A1
2.64%	01/25/37	[4]	2,644,162	2,346,693
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
2.57%	09/25/35	[4]	1,375,092	1,075,977

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
2.79%	10/25/35	[4]	$70,298	$71,258
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
2.71%	11/25/35	[4]	716,202	609,376
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
2.59%	08/25/37	[4]	56,825	27,182
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 2A1
2.76%	09/19/35	[4]	1,372,975	1,081,069
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
3.44%	09/19/35	[4]	1,351,348	1,286,271
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.98%	04/19/36	[4]	3,147,259	2,774,623
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.29%	03/25/47	[2]	11,249,982	10,594,681
GSR Mortgage Loan Trust,
Series 2005-7F, Class 3A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.50%, 5.50% Cap)
5.41%	09/25/35	[2,5,6]	13,608	681
GSR Mortgage Loan Trust,
Series 2005-AR4, Class 5A1
3.16%	07/25/35	[4]	477,396	450,235
GSR Mortgage Loan Trust,
Series 2006-AR2, Class 2A1
2.72%	04/25/36	[4]	190,384	155,738
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
2.95%	05/25/37	[4]	695,425	659,785
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
0.71%	11/19/35	[2]	2,301,699	1,995,494
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
0.51%	09/19/46	[2]	10,003,111	9,673,021
HarborView Mortgage Loan Trust,
Series 2007-6, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
0.29%	08/19/37	[2]	12,476,788	11,930,576
Impac CMB Trust,
Series 2005-2, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
0.61%	04/25/35	[2]	2,687,048	2,703,588
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(LIBOR USD 1-Month plus 0.56%)
0.65%	07/25/35	[2]	10,076,199	8,008,950

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 222

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
2.76%	10/25/35	[4]	$2,042,623	$1,946,608
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.54%)
0.63%	10/25/36	[2]	5,846,850	3,280,770
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A2A
(LIBOR USD 1-Month plus 0.50%)
0.59%	05/25/46	[2]	9,611,278	9,610,279
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
2.73%	05/25/36	[4]	258,115	238,405
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
2.95%	06/25/36	[4]	2,944,845	2,930,099
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX4, Class 2A1
(LIBOR USD 1-Month plus 0.18%)
0.27%	07/25/37	[2]	16,154,081	15,645,998
JPMorgan Mortgage Trust,
Series 2005-A6, Class 7A1
2.95%	08/25/35	[4]	24,794	23,502
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
2.92%	05/25/36	[4]	21,853	20,137
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A2
5.88%	06/25/21		18,899	23,855
JPMorgan Mortgage Trust,
Series 2007-S1, Class 1A2
5.50%	03/25/22		18,221	18,147
Legacy Mortgage Asset Trust,
Series 2020-GS2, Class A1 (STEP-reset date 10/25/21)
2.75%	03/25/60	[1]	14,566,474	14,663,742
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
0.39%	11/25/35	[2]	1,903,263	1,897,279
Lehman XS Trust,
Series 2006-GP2, Class 1A5A
(LIBOR USD 1-Month plus 0.42%)
0.51%	06/25/46	[2]	4,713,207	4,551,394
Lehman XS Trust,
Series 2007-18N, Class 1A1
(LIBOR USD 1-Month plus 0.85%)
0.94%	10/25/37	[2]	5,163,844	5,011,236
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
1.91%	11/25/33	[4]	139,933	140,219
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
3.56%	10/25/34	[4]	247,009	248,712

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.58%	04/25/34	[4]	$41,522	$43,149
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.30%)
0.39%	03/25/47	[2]	3,229,946	3,104,672
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.42%	04/25/37	[2,5,6]	883,581	65,780
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A2
(LIBOR USD 1-Month plus 0.42%)
0.51%	04/25/37	[2]	8,746,883	8,267,335
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
2.37%	10/25/33	[4]	106,769	107,623
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 2.40%)
2.48%	08/25/36	[2]	1,030,060	980,477
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.05%	09/25/34	[4]	262,156	261,076
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21		66,896	56,599
Morgan Stanley Resecuritization Trust,
Series 2014-R9, Class 3A
(Federal Reserve US 12-Month Cumulative Average plus 0.84%)
0.94%	11/26/46	[1,2]	329,190	330,770
MortgageIT Trust,
Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
1.74%	05/25/35	[2]	964,013	971,804
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.57%	02/25/36	[2]	346,607	349,720
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
3.18%	08/25/35	[4]	2,414,619	2,265,563
Nomura Resecuritization Trust,
Series 2016-2R, Class 1A1
0.23%	09/26/36	[1,4]	2,007,060	1,988,778
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 11/25/21)
3.00%	07/25/59	[1]	11,834,204	11,899,154
Opteum Mortgage Acceptance Corp. Asset-Backed Pass- Through Certificates,
Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.72%)
0.81%	07/25/35	[2]	8,479,151	8,542,947

See accompanying Notes to Financial Statements.

223 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34		$53,942	$54,675
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
3.95%	12/25/35	[4]	1,631,528	1,541,212
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.26%	04/25/35	[4]	12,014	10,822
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
2.99%	07/25/35	[4]	637,360	634,574
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
3.42%	07/25/35	[4]	642,039	458,048
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21		7,916	7,018
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36		429,568	414,062
Residential Accredit Loans Trust,
Series 2007-QH6, Class A1
(LIBOR USD 1-Month plus 0.19%)
0.28%	07/25/37	[2]	9,831,461	9,507,615
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[4,5,6]	1,904,327	11,412
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36		5,116,443	2,578,957
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 1A
3.50%	04/25/37	[4]	265,502	175,585
Stanwich Mortgage Loan Co.,
Series 2019-RPL1, Class A (STEP-reset date 10/16/21)
3.72%	02/15/49	[1]	9,527,661	9,552,922
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
2.66%	09/25/34	[4]	557,214	566,336
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-2, Class 4A2
2.62%	03/25/34	[4]	1,007,946	1,019,917
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
2.52%	06/25/354		673,492	649,346
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-21, Class 2A
2.48%	11/25/35	[4]	877,882	774,367
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-7, Class 1A3
2.98%	04/25/35	[4]	2,614,958	2,712,194
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.41%	12/25/36	[2]	1,372,757	1,361,588

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
2.56%	05/25/36	[4]	$479,588	$315,117
Structured Asset Mortgage Investments II Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.42%)
0.51%	05/25/36	[2]	313,650	277,345
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
0.21%	08/25/36	[2]	10,590,210	10,101,177
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
1.59%	08/25/47	[2]	10,842,130	10,575,992
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-34A, Class 3A3
2.84%	11/25/33	[4]	25,712	26,724
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-4, Class 3A1
2.70%	10/25/37	[4]	1,211,410	1,145,347
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 2A1
2.54%	01/25/37	[4]	457,834	478,026
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 5A1
2.96%	01/25/37	[4]	134,117	138,774
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
0.81%	11/25/34	[2]	142,603	140,439
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.75%	01/25/35	[4]	427,169	436,201
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
0.93%	05/25/44	[2]	32,691	33,092
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.81%	10/25/35	[4]	978,427	988,903
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
2.99%	12/25/35	[4]	23,328	24,149
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
2.72%	12/25/35	[4]	1,143,868	1,171,248
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
0.75%	01/25/45	[2]	540,139	542,264

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 224

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
0.73%	07/25/45	[2]	$540,514	$545,164
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.09%	02/25/46	[2]	4,106,948	4,018,311
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
1.04%	05/25/46	[2]	1,715,972	1,712,553
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
1.07%	07/25/46	[2]	4,185,396	3,978,381
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
2.82%	03/25/37	[4]	1,768,689	1,649,968
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
0.84%	06/25/47	[2]	1,468,270	1,427,964
WaMu Mortgage Pass-Through Certificates,
Series 2007-OC1, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.33%	01/25/47	[2]	5,342,644	5,433,795
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		1,870,479	1,864,535
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A1
2.53%	10/25/36	[4]	389,540	378,616
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 1A1
2.76%	04/25/36	[4]	93,433	92,065

				512,192,456

U.S. Agency Commercial Mortgage-Backed — 3.44%
Fannie Mae-Aces,
Series 2012-M4, Class X1 (IO)
0.48%	04/25/22	[4]	6,112,861	1,426
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.97%	07/25/39	[4]	20,369,834	713,094
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.10%	04/25/36	[4]	13,322,405	135,249
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.70%	01/25/39	[4]	40,838,712	1,754,247

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces,
Series 2019-M29, Class X4 (IO)
0.70%	03/25/29	[4]	$117,375,779	$4,710,090
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	14,520,699	1,549,873
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K021, Class X3 (IO)
2.03%	07/25/40	[4]	26,660,903	366,971
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K022, Class X3 (IO)
1.87%	08/25/40	[4]	37,280,187	558,379
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K031, Class X1 (IO)
0.30%	04/25/23	[4]	360,518,532	1,023,386
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K043, Class X3 (IO)
1.69%	02/25/43	[4]	58,000,000	2,866,609
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K051, Class X3 (IO)
1.67%	10/25/43	[4]	44,865,280	2,632,031
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K054, Class X1 (IO)
1.30%	01/25/26	[4]	53,525,968	2,375,156
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K055, Class X3 (IO)
1.70%	04/25/44	[4]	32,000,000	2,151,027
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K056, Class X1 (IO)
1.39%	05/25/26	[4]	59,688,381	2,927,969
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K057, Class X1 (IO)
1.31%	07/25/26	[4]	122,809,161	5,908,754
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K719, Class X1 (IO)
0.81%	06/25/22	[4]	24,696,774	45,424
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K726, Class X1 (IO)
1.02%	04/25/24	[4]	128,686,064	2,226,211
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC01, Class X1 (IO)
0.55%	12/25/22	[4]	34,241,942	149,033

See accompanying Notes to Financial Statements.

225 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.34%	06/25/27	[4]	$88,776,489	$4,192,550
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC07, Class X1 (IO)
0.85%	09/25/26	[4]	84,929,830	2,148,928
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF31, Class A
(LIBOR USD 1-Month plus 0.37%)
0.45%	04/25/24	[2]	2,365,829	2,369,985
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF51, Class A
(LIBOR USD 1-Month plus 0.40%)
0.48%	08/25/25	[2]	4,334,271	4,357,541
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF75, Class AL
(LIBOR USD 1-Month plus 0.51%)
0.59%	12/25/29	[2]	6,967,446	7,062,052
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF80, Class AL
(LIBOR USD 1-Month plus 0.44%)
0.52%	06/25/30	[2]	4,757,258	4,787,250
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF84, Class AL
(LIBOR USD 1-Month plus 0.30%)
0.38%	07/25/30	[2]	14,572,428	14,583,769
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF85, Class AL
(LIBOR USD 1-Month plus 0.30%)
0.38%	08/25/30	[2]	10,798,748	10,831,987
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF86, Class AL
(LIBOR USD 1-Month plus 0.29%)
0.37%	08/25/27	[2]	8,962,905	8,987,096
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF87, Class AL
(LIBOR USD 1-Month plus 0.35%)
0.43%	08/25/30	[2]	13,678,957	13,729,961
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF88, Class AL
(LIBOR USD 1-Month plus 0.33%)
0.41%	09/25/30	[2]	21,984,127	22,084,066

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KIR1, Class X (IO)
1.19%	03/25/26	[4]	$116,418,714	$4,638,349
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KL05, Class X1HG (IO)
1.37%	12/25/27	[4]	49,531,000	2,862,811
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS05, Class X (IO)
0.12%	01/25/23	[4]	13,696,821	67,824
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS06, Class X (IO)
1.19%	08/25/26	[4]	66,981,029	2,462,745
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.77%	09/25/25	[4]	102,800,364	2,545,020
Ginnie Mae,
Series 2011-152, Class IO (IO)
0.02%	08/16/51	[4]	7,253,865	4,213
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.15%	02/16/53	[4]	35,483,035	198,226
Ginnie Mae,
Series 2012-78, Class IO (IO)
0.22%	06/16/52	[4]	55,027,265	236,422
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.26%	05/16/55	[4]	17,763,206	266,587
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.90%	11/16/54	[4]	11,477,189	418,097

				140,930,408

U.S. Agency Mortgage-Backed — 11.12%
Fannie Mae REMICS,
Series 2006-11, Class PS
(-3.67 X LIBOR USD 1-Month plus 24.57%, 24.57% Cap)
24.25%	03/25/36	[2]	14,383	23,190
Fannie Mae REMICS,
Series 2006-8, Class HJ (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.51%	03/25/36	[2]	680,529	133,172
Fannie Mae REMICS,
Series 2007-52, Class LS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.96%	06/25/37	[2]	32,290	3,539
Fannie Mae REMICS,
Series 2007-77, Class SK (IO)
(-1.00 X LIBOR USD 1-Month plus 5.87%, 5.87% Cap)
5.78%	08/25/37	[2]	68,342	11,498

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 226

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2007-88, Class JI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.45%, 6.45% Cap)
6.36%	04/25/37	[2]	$766,162	$146,770
Fannie Mae REMICS,
Series 2008-18, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.00%, 7.00% Cap)
6.91%	03/25/38	[2]	40,681	6,208
Fannie Mae REMICS,
Series 2008-62, Class SN (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
6.11%	07/25/38	[2]	80,409	13,324
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.51%	10/25/40	[2]	39,089	7,508
Fannie Mae REMICS,
Series 2012-56, Class FK
(LIBOR USD 1-Month plus 0.45%)
0.54%	06/25/42	[2]	2,728,880	2,758,725
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
1.19%	10/25/42	[2]	191,834	193,581
Fannie Mae REMICS,
Series 2014-49, Class CF
(LIBOR USD 1-Month plus 1.00%)
1.09%	07/25/43	[2]	5,807,557	5,830,801
Fannie Mae REMICS,
Series 2019-33, Class FN
(LIBOR USD 1-Month plus 0.40%)
0.49%	07/25/49	[2]	5,212,530	5,257,966
Freddie Mac REMICS,
Series 2711, Class FA
(LIBOR USD 1-Month plus 1.00%)
1.08%	11/15/33	[2]	48,943	50,199
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
0.68%	10/15/33	[2]	182,000	184,627
Freddie Mac REMICS,
Series 3339, Class JS
(-6.50 X LIBOR USD 1-Month plus 42.84%, 42.84% Cap)
42.29%	07/15/37	[2]	10,945	23,209
Freddie Mac REMICS,
Series 3404, Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.89% Cap)
5.81%	01/15/38	[2]	46,319	10,271
Freddie Mac REMICS,
Series 3439, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
5.82%	04/15/38	[2]	35,460	5,443
Freddie Mac REMICS,
Series 3885, Class PO (PO)
0.00%	11/15/33	[10]	13,819	12,866

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
6.53%	04/15/42	[2]	$92,669	$19,044
Freddie Mac REMICS,
Series 4919, Class FP
(LIBOR USD 1-Month plus 0.45%)
0.54%	09/25/49	[2]	4,933,483	4,975,051
Freddie Mac REMICS,
Series 4993, Class OP (PO)
0.00%	10/25/58	[10]	3,934,585	3,762,046
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41		81,314	14,656
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37	[2]	495,601	5,243
Ginnie Mae,
Series 2011-81, Class IC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.72%, 0.62% Cap)
0.62%	07/20/35	[2]	602,739	8,845
Ginnie Mae,
Series 2013-135, Class CS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
6.12%	09/16/43	[2]	1,814,287	351,542
Ginnie Mae,
Series 2017-136, Class IO (IO)
5.00%	09/20/47		416,816	67,448
Ginnie Mae,
Series 2019-86, Class FE
(LIBOR USD 1-Month plus 0.40%)
0.49%	07/20/49	[2]	5,551,629	5,593,544
Ginnie Mae,
Series 2020-133, Class FA
0.49%	02/20/49	[4]	3,694,551	3,599,537
UMBS (TBA)
2.00%	11/01/51		212,550,000	212,702,872
2.50%	11/01/51		204,100,000	210,023,399

				455,796,124

Total Mortgage-Backed
(Cost $1,483,192,134)				1,422,450,849

MUNICIPAL BONDS — 0.52%*

California — 0.25%
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35		1,995,000	1,954,446
Los Angeles Department of Water & Power Water System Revenue Bonds, Water Utility Improvements, Series SY
6.01%	07/01/39		1,950,000	2,596,534
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.76%	07/01/29		2,935,000	3,619,270

See accompanying Notes to Financial Statements.

227 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

California (continued)
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.26%	05/15/60		$1,790,000	$1,930,157

				10,100,407

Florida — 0.12%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.81%	10/01/34		1,000,000	1,032,741
2.86%	10/01/35		1,750,000	1,803,618
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.35%	10/01/29		2,000,000	2,160,565

				4,996,924

New York — 0.15%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49		975,000	1,323,694
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
3.95%	08/01/32		1,000,000	1,122,808
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33		3,100,000	3,817,239

				6,263,741

Total Municipal Bonds
(Cost $20,295,705)				21,361,072

U.S. TREASURY SECURITIES — 0.85%

U.S. Treasury Notes — 0.85%
U.S. Treasury Floating Rate Notes
(US Treasury Bill Yield 3-Month plus 0.06%)
0.09%	10/31/22	[2]	34,570,000	34,587,286

Total U.S. Treasury Securities
(Cost $34,571,891)

Total Bonds — 89.52%
(Cost $3,707,187,889)				3,668,736,169

Issues			Shares	Value

COMMON STOCK — 0.22%

Electric — 0.00%
Homer City Holdings LLC†,5,6,8			112,222	—

Financials — 0.22%
AGNC Investment Corp.			582,000	9,178,140

Total Common Stock
(Cost $13,797,770)				9,178,140

Purchased Options - 0.03%
(Cost $616,026)				1,170,000

Issues	Maturity Date	Principal Amount	Value

SHORT-TERM INVESTMENTS — 18.93%

Money Market Funds — 3.07%
Dreyfus Government Cash Management Fund
0.03%[11]		10,087,000	$10,087,000
Fidelity Investments Money Market Funds - Government Portfolio
0.01%[11,12]		776,259	776,259
JPMorgan U.S. Government Money Market Fund
0.01%[11]		2,046,000	2,046,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.03%[11]		113,085,000	113,085,000

			125,994,259

U.S. Agency Discount Notes — 3.05%
Federal Home Loan Bank
0.04%[13]	10/15/21	$50,000,000	49,999,805
0.04%[13]	10/29/21	75,000,000	74,999,417

			124,999,222

U.S. Treasury Bills — 12.81%
U.S. Treasury Bills
0.05%[13]	10/07/21	50,000,000	49,999,750
0.04%[13]	02/03/22	125,000,000	124,981,554
0.04%[13]	02/10/22	125,000,000	124,981,666
0.04%[13]	02/17/22	125,000,000	124,978,281
0.04%[13]	03/03/22	100,000,000	99,983,531

			524,924,782

Total Short-Term Investments
(Cost $775,917,124)			775,918,263

Total Investments Before Written Options - 108.70%
(Cost $4,497,518,809)			4,455,002,572

Written Options - (0.01)%
(Cost $(371,449))			(604,500)

Net unrealized appreciation on unfunded commitments - 0.00%			10,716

Liabilities in Excess of Other Assets - (8.69)%			(355,943,821)

Net Assets - 100.00%			$4,098,464,967

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2021.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $14,080,736, which is 0.34% of total net assets.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 228

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $445,940, at an interest rate of 3.60% and a maturity of July 13, 2022. The investment is accruing an unused commitment fee of 1.58% per annum.

[8]	Non-income producing security.

[9]	Security is currently in default with regard to scheduled interest or principal payments.

[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2021.

[11]	Represents the current yield as of September 30, 2021.

[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $6.

[13]	Represents annualized yield at date of purchase.

†

Fair valued security. The aggregate value of fair valued securities is $16,798,978, which is 0.41% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(EDC): Economic Development Corporation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 1,414,433	EUR 1,184,130	Goldman Sachs International	10/22/21	$41,517
USD 2,032,576	GBP 1,460,000	Goldman Sachs International	10/22/21	63,926
USD 638,152	EUR 544,000	Goldman Sachs International	01/07/22	6,256
USD 2,003,222	GBP 1,460,000	Goldman Sachs International	01/07/22	34,149

				145,848

EUR 1,184,130	USD 1,388,584	Goldman Sachs International	10/22/21	(15,668)
GBP 1,460,000	USD 2,002,478	Goldman Sachs International	10/22/21	(33,827)
EUR 26,000	USD 30,431	Goldman Sachs International	01/07/22	(230)

				(49,725)

NET UNREALIZED APPRECIATION				$96,123

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	3,819	12/31/21	$468,752,416	$(3,006,218)	$(3,006,218)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	2,348	12/21/21	(341,047,000)	5,917,654	5,917,654
U.S. Treasury Ultra Bond	810	12/21/21	(154,760,625)	4,648,408	4,648,408

			(495,807,625)	10,566,062	10,566,062

TOTAL FUTURES CONTRACTS			$(27,055,209)	$7,559,844	$7,559,844

See accompanying Notes to Financial Statements.

229 / Semi-Annual Report September 2021

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2021 (Unaudited)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[1]	Value	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	Credit Suisse First Boston International	12/20/21	$10,370,000	$96,085	$68,115	$27,970
1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30	5.00%	3 Months	Credit Suisse First Boston International	06/20/23	9,250,000	540,481	524,903	15,578

TOTAL						$636,566	$593,018	$43,548

[1]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	1,560	$99.13	12/10/21	$244,197,552	$1,170,000

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	3,120	$98.75	12/10/21	$(253,141,952)	$(604,500)

			Received by the Fund		Paid by the Fund

Description	Put/ Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	Call	07/24/53	3-month USD LIBOR	Quarterly	1.77%	Semi-annually	$7,250	$324,980	$—	$324,980
Interest Rate Swap[1]	Call	07/24/53	3-month USD LIBOR	Quarterly	1.79%	Semi-annually	5,370	225,582	—	225,582
Interest Rate Swap[1]	Call	07/24/53	3-month USD LIBOR	Quarterly	1.81%	Semi-annually	3,625	133,897	—	133,897
Interest Rate Swap[1]	Call	09/28/53	3-month USD LIBOR	Quarterly	1.87%	Semi-annually	10,130	247,580	—	247,580
Interest Rate Swap[1]	Call	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	86,810	(513,707)	—	(513,707)
Interest Rate Swap[1]	Call	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	64,210	(369,914)	—	(369,914)
Interest Rate Swap[1]	Call	07/24/25	1.07%	Semi-annually	3-month USD LIBOR	Quarterly	43,405	(216,908)	—	(216,908)
Interest Rate Swap[1]	Call	09/28/25	1.39%	Semi-annually	3-month USD LIBOR	Quarterly	118,685	(37,967)	—	(37,967)

TOTAL SWAPS CONTRACTS							$339,485	$(206,457)	$—	$(206,457)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 230

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2021 (Unaudited)

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND

Investments, at value - Unaffiliated (Cost $42,898,644, $14,548,839, $204,529,029, $484,011,211, $783,767,922 and $853,871,701, respectively) (Note 2)	$43,569,106	$14,546,731
Investments, at value - Affiliated (Cost $0, $0, $0, $0, $27,171,821 and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	1,161,124	509,427
Foreign Currency, at value (Cost $0, $0, $557, $1,042, $1,822 and $0, respectively)	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	7,453
Cash on deposit with brokers for collateral on futures (Note 2)	2,708,000	42,000
Receivable for securities sold	777,214	146,899
Dividends and interest receivable	174,404	107,069
Receivable for capital stock sold	139,841	1,218
Receivable for daily variation margin on futures contracts (Note 3)	6,000	367
Unrealized appreciation on foreign currency exchange contracts	—	—

Unrealized appreciation on foreign currency transactions	—	—
Net unrealized appreciation on unfunded commitments (Note 8)	—	—
Due from Adviser (Note 6)	—	22,220
Premiums paid for swap contracts	—	—
Unrealized appreciation on swap contracts	—	2,321
Other assets	12,766	13,810

Total assets	48,548,455	15,399,515

Liabilities:
Options written, at value (Premiums received $0, $0, $0, $0, $0 and $78,509, respectively) (Note 3)	—	—
Payable for securities purchased	2,457,495	486,478
Payable for daily variation margin on futures contracts (Note 3)	428,000	1,031
Payable for capital stock redeemed	114,854	5,033

Distributions payable	1,000	167
Unrealized depreciation on foreign currency exchange contracts	—	—
Unrealized depreciation on foreign currency transactions	—	—
Unrealized depreciation on swap contracts	—	361
Advisory fees payable (Note 6)	13,622	4,815
Accrued trustees fees and expenses	141	42
Accrued distribution (12b-1) and service fees payable	—	1,387
Administrative fees payable	26,439	20,224
Accrued other expenses	27,416	6,717

Total liabilities	3,068,967	526,255

Net assets	$45,479,488	$14,873,260

Class M Shares:

Net assets (Applicable to 3,169,335, 627,671, 2,427,059, 1,503,843, 19,276,262 and 3,197,853, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$45,479,488	$6,835,155

Net asset value, offering and redemption price per Class M share	$14.35	$10.89

Class I Shares:
Net assets (Applicable to 0, 738,156, 16,052,175, 45,862,538, 56,903,657 and 74,103,422, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$8,038,105

Net asset value, offering and redemption price per Class I share	N/A	$10.89

Plan Class Shares:
Net assets (Applicable to 0, 0, 0, 10, 0 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$35,604,965	$14,791,468
Accumulated Earnings (Loss)	9,874,523	81,792

Net assets	$45,479,488	$14,873,260

[1]	The net asset values of the Plan Class Shares of the Floating Rate Income Fund were calculated using unrounded net assets of $102.25 divided by the unrounded shares outstanding of 10.25.

See accompanying Notes to Financial Statements.

231 / Semi-Annual Report September 2021

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2021 (Unaudited)

FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

$197,951,100	$486,795,581	$799,121,238	$859,283,804
—	—	—	—
8,314,466	8,219,664	40,403,506	23,494,298
557	1,042	1,822	—
—	—	—	34
446,000	—	2,780,000	1,159,000
25,808,972	14,315,442	7,101,378	57,995,831
1,708,956	877,124	6,698,350	2,282,103
102,100	253,978	1,476,622	1,110,170
31,852	—	13,820	21,969
56,207	54,624	95,156	—
—	—	—	—
4,434	17,475	31,107	2,323
40,303	1,337	13,709	3
—	—	138,535	125,052
—	—	14,465	6,601
31,807	44,603	61,350	34,776

234,496,754	510,580,870	857,951,058	945,515,964

—	—	—	127,875
54,697,611	37,150,910	37,688,995	112,223,927
25,780	—	18,390	1,031
1,207,135	258,865	1,733,362	686,157
9,997	139,027	89,096	4,436
18,843	18,494	32,228	—
114	—	—	—
—	—	—	—
65,615	212,278	333,490	236,516
599	1,506	2,650	2,813
4,842	3,030	42,553	5,929
34,285	27,163	24,654	41,051
23,512	15,667	154,652	165,349

56,088,333	37,826,940	40,120,070	113,495,084

$178,408,421	$472,753,930	$817,830,988	$832,020,880

$23,432,958	$15,013,733	$207,006,189	$34,429,524

$9.65	$9.98	$10.74	$10.77

$154,975,463	$457,740,095	$610,824,799	$797,591,356

$9.65	$9.98	$10.73	$10.76

N/A	$102	N/A	N/A

N/A	$9.98[1]	N/A	N/A

$184,613,556	$471,464,419	$847,658,289	$822,136,703
(6,205,135)	1,289,511	(29,827,301)	9,884,177

$178,408,421	$472,753,930	$817,830,988	$832,020,880

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 232

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2021 (Unaudited)

ASSETS:	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND

Investments, at value - Unaffiliated (Cost $29,944,387, $3,111,573,760, $3,365,174, $35,081,226, $106,555,415,845 and $258,664,750, respectively) (Note 2)	$29,427,445	$3,115,115,205
Investments, at value - Affiliated (Cost $0, $0, $0, $0, $65,187,440 and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	1,020,405	21,077,279
Cash on deposit with brokers for collateral on swaps (Note 2)	18,214	1,023,027
Cash on deposit with brokers for collateral on futures (Note 2)	55,000	3,693,000
Receivable for securities sold	1,708,458	348,722,120
Dividends and interest receivable	223,982	8,188,446
Due from Adviser (Note 6)	21,461	—
Unrealized appreciation on swap contracts	5,659	21,685
Receivable for daily variation margin on futures contracts (Note 3)	2,855	41,289
Receivable for capital stock sold	960	3,316,730
Unrealized appreciation on foreign currency exchange contracts	—	—
Unrealized appreciation on foreign currency transactions	—	—
Net unrealized appreciation on unfunded commitments (Note 8)	—	7,455
Premiums paid for swap contracts	—	401,241
Other assets	13,677	83,513

Total assets	32,498,116	3,501,690,990

Liabilities:
Options written, at value (Premiums received $0, $800,323, $0, $0, $10,034,883 and $23,298, respectively) (Note 3)	—	423,215
Payable for securities purchased	3,638,064	732,884,225
Payable for capital stock redeemed	9,407	113,893,033
Unrealized depreciation on swap contracts	6,237	—
Payable for daily variation margin on futures contracts (Note 3)	3,377	230,915
Distributions payable	302	147,283
Unrealized depreciation on foreign currency exchange contracts	—	—
Unrealized depreciation on foreign currency transactions	—	—
Advisory fees payable (Note 6)	7,604	679,987
Accrued trustees fees and expenses	50	8,803
Accrued distribution (12b-1) and service fees payable	831	72,096
Administrative fees payable	23,323	51,309
Accrued other expenses	5,612	491,470

Total liabilities	3,694,807	848,882,336

Net assets	$28,803,309	$2,652,808,654

Class M Shares:
Net assets (Applicable to 493,159, 51,655,126, 10, 2,447,593, 647,216,382 and 12,852,318, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$4,736,460	$459,413,251

Net asset value, offering and redemption price per Class M share	$9.60	$8.89

Class I Shares:
Net assets (Applicable to 2,505,934, 246,274,894, 306,132, 1,567,594, 4,951,914,871 and 43,927,918, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$24,066,849	$2,190,842,953

Net asset value, offering and redemption price per Class I share	$9.60	$8.90

Class I-2 Shares:
Net assets (Applicable to 0, 0, 0, 0, 18,024,146 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Class I-2 share	N/A	N/A

Administrative Class Shares:
Net assets (Applicable to 0, 222,099, 0, 0, 187,350,051 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$2,552,450

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.49

Plan Class Shares:
Net assets (Applicable to 0, 0, 0, 0, 2,350,843,320 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$29,419,904	$2,675,298,015
Accumulated Earnings (Loss)	(616,595)	(22,489,361)

Net assets	$28,803,309	$2,652,808,654

[1]	The net asset values of the Class M Shares of the Opportunistic High Income Credit Fund were calculated using unrounded net assets of $102.59 divided by the unrounded shares outstanding of 10.101.

See accompanying Notes to Financial Statements.

233 / Semi-Annual Report September 2021

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2021 (Unaudited)

OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND

$3,393,517	$30,776,900	$107,494,157,699	$258,647,715
—	—	—	—
8,803	875,677	147,430,507	11,820,053
—	21,791	202,020,367	—
—	351,000	80,275,000	316,000
104,473	1,557,714	19,563,420,242	29,862,041
41,080	403,847	273,056,459	683,521
15,574	51,294	—	31,012
—	6,979	21,020,386	1,052
—	2,641	—	1,094
—	151,037	105,834,933	2,193,010
—	—	5,288,986	—
—	—	—	—
242	—	52,926	—
—	—	1,533,668	2,562
—	18,847	1,270,324	38,699

3,563,689	34,217,727	127,895,361,497	303,596,759

—	—	10,729,375	38,750
431,083	3,283,262	39,868,249,379	61,418,705
—	131,590	131,735,686	64,102
—	8,643	26,698,819	—
25	1,375	1,750,257	19,758
—	4,461	7,697,743	262
—	—	1,963,955	—
—	—	44,242	—
1,219	45,304	25,920,900	49,370
6	102	305,727	833
—	3,820	1,935,465	7,251
16,128	23,535	844,540	23,631
7,031	27,474	14,170,752	87,277

455,492	3,529,566	40,092,046,840	61,709,939

$3,108,197	$30,688,161	$87,803,314,657	$241,886,820

$103	$18,708,899	$7,096,869,470	$54,684,078

$10.16[1]	$7.64	$10.97	$4.25

$3,108,094	$11,979,262	$54,285,998,258	$187,202,742

$10.15	$7.64	$10.96	$4.26

N/A	N/A	$197,606,925	N/A

N/A	N/A	$10.96	N/A

N/A	N/A	$2,055,835,259	N/A

N/A	N/A	$10.97	N/A

N/A	N/A	$24,167,004,745	N/A

N/A	N/A	$10.28	N/A

$3,066,519	$35,556,186	$86,901,518,575	$247,162,944
41,678	(4,868,025)	901,796,082	(5,276,124)

$3,108,197	$30,688,161	$87,803,314,657	$241,886,820

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 234

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2021 (Unaudited)

ASSETS:	UNCONSTRAINED BOND FUND

Investments, at value - Unaffiliated (Cost $4,497,518,809) (Note 2)	$4,455,002,572
Investments, at value - Affiliated (Cost $0) (Note 5)	—
Cash and cash equivalents (Note 2)	75,770,342
Foreign Currency, at value (Cost $930)	930
Cash on deposit with brokers for collateral on swaps (Note 2)	6,227,398
Cash on deposit with brokers for collateral on futures (Note 2)	20,859,000
Receivable for securities sold	437,855,211
Dividends and interest receivable	15,456,937
Receivable for capital stock sold	11,727,338
Unrealized appreciation on swap contracts	975,587
Premiums paid for swap contracts	593,018
Receivable for daily variation margin on futures contracts (Note 3)	454,768
Unrealized appreciation on foreign currency exchange contracts	145,848
Net unrealized appreciation on unfunded commitments (Note 8)	10,716
Unrealized appreciation on foreign currency transactions	—
Other assets	107,649

Total assets	5,025,187,314

Liabilities:
Options written, at value (Premiums received $371,449) (Note 3)	604,500
Payable for securities purchased	911,942,744
Payable for capital stock redeemed	7,955,347
Distributions payable	1,800,873
Unrealized depreciation on swap contracts	1,138,496
Payable for daily variation margin on futures contracts (Note 3)	393,191
Unrealized depreciation on foreign currency exchange contracts	49,725
Unrealized depreciation on foreign currency transactions	140
Advisory fees payable (Note 6)	2,169,660
Accrued trustees fees and expenses	12,810
Accrued distribution (12b-1) and service fees payable	53,471
Administrative fees payable	79,680
Accrued other expenses	521,710

Total liabilities	926,722,347

Net assets	$4,098,464,967

Class M Shares:
Net assets (Applicable to 21,744,139, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$260,488,553

Net asset value, offering and redemption price per Class M share	$11.98

Class I Shares:
Net assets (Applicable to 310,407,171, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$3,715,291,909

Net asset value, offering and redemption price per Class I share	$11.97

Plan Class Shares:
Net assets (Applicable to 10,255,360, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$122,684,505

Net asset value, offering and redemption price per Plan Class share	$11.96

Net Assets Consist of:
Paid-in Capital (Note 9)	$4,088,646,842
Accumulated Earnings (Loss)	9,818,125

Net assets	$4,098,464,967

See accompanying Notes to Financial Statements.

235 / Semi-Annual Report September 2021

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2021 (Unaudited)

	ALPHATRAK 500 FUND	CORPORATE BOND FUND
Investment Income:
Interest	$313,625	$174,127
Dividends	44,641	76

Total investment income	358,266	174,203

Expenses:
Investment advisory fees (Note 6)	25,096	24,971
Administration fees	50,575	48,689
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	8,538
Professional fees	21,249	14,488
Transfer agent fees	19,183	20,081
Registration and filing fees	14,522	30,972
Custodian fees	11,158	17,346
Miscellaneous expenses	7,510	5,801
Trustees’ fees and expenses	253	76
Commitment fee	28	38
Repayment of reimbursed expenses - Class M (Note 6)	47,536	—
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	197,110	171,000
Expenses waived and reimbursed (Note 6)	—	(131,248)

Net expenses	197,110	39,752

Net investment income	161,156	134,451

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(175,194)	59,121
Futures contracts	5,065,453	(20,858)
Foreign currency exchange contracts	20,871	—
Foreign currency transactions	—	—
Options and swaptions written	—	—
Swap contracts	—	(17)

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	254,388	194,728
Futures contracts	(1,882,570)	(7,104)
Foreign currency exchange contracts	(20,568)	—
Foreign currency transactions	—	—
Options and swaptions written	—	—
Swap contracts	—	1,960

Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	3,262,380	227,830

Net Increase in Net Assets from Operations	$3,423,536	$362,281

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 236

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2021 (Unaudited)

FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

$8,923,611	$8,706,842	$16,694,478	$6,800,858
18,917	4,121	13,073	6,675

8,942,528	8,710,963	16,707,551	6,807,533

405,234	1,253,915	1,982,377	1,433,352
98,224	96,550	71,117	78,677

28,514	18,010	253,649	37,235
23,239	20,739	21,720	25,040
97,614	101,713	266,317	308,752
32,685	40,121	40,486	32,594
31,719	17,260	19,488	33,870
6,873	16,134	45,099	31,573
1,143	2,753	4,837	4,981
387	1,049	2,149	2,134
—	—	—	—
—	8,239	—	—

725,632	1,576,483	2,707,239	1,988,208
(201,831)	(6,044)	(74,738)	(659)

523,801	1,570,439	2,632,501	1,987,549

8,418,727	7,140,524	14,075,050	4,819,984

392,317	452,881	9,587,469	4,289,919
(632,281)	—	109,714	(598,403)
8,433	443,267	41,656	—
(345)	(16,513)	(40,837)	—
—	—	—	(27,103)
—	—	44,303	15,690

(3,603,250)	898,804	2,305,103	(1,414,980)
8,295	—	38,185	42,395
24,060	(381,094)	62,928	—
(4,119)	(26,829)	(40,794)	—
—	—	—	(49,366)
—	—	4,769	3,798

(3,806,890)	1,370,516	12,112,496	2,261,950

$4,611,837	$8,511,040	$26,187,546	$7,081,934

See accompanying Notes to Financial Statements.

237 / Semi-Annual Report September 2021

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2021 (Unaudited)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$454,967	$18,557,826
Dividends	90	20,891

Total investment income	455,057	18,578,717

Expenses:
Investment advisory fees (Note 6)	31,778	3,951,284
Administration fees	51,773	139,909
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	3,205	429,732
Administrative Class	—	1,829
Registration and filing fees	30,188	50,460
Transfer agent fees	19,578	1,045,074
Custodian fees	17,340	60,515
Professional fees	14,493	26,341
Miscellaneous expenses	5,735	83,012
Trustees’ fees and expenses	85	15,665
Commitment fee	34	6,313

Total operating expenses	174,209	5,810,134
Expenses waived and reimbursed (Note 6)	(127,028)	—

Net expenses	47,181	5,810,134

Net investment income	407,876	12,768,583

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(75,015)	6,496,036
Futures contracts	(52,173)	(2,141,925)
Foreign currency exchange contracts	—	1,443,076
Foreign currency transactions	—	—
Options and swaptions written	—	(86,093)
Swap contracts	(31)	46,389

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(93,975)	(2,118,899)
Futures contracts	9,389	967,707
Foreign currency exchange contracts	—	(1,422,086)
Foreign currency transactions	—	—
Options and swaptions written	—	(158,296)
Swap contracts	(578)	13,372

Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(212,383)	3,039,281

Net Increase in Net Assets from Operations	$195,493	$15,807,864

[1]	For the period August 2, 2021 (Commencement of Operations) to September 30, 2021.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 238

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2021 (Unaudited)

OPPORTUNISTIC HIGH INCOME CREDIT FUND[1]	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND

$29,558	$1,294,322	$761,422,801	$1,225,760
679	3,611	556,989	2,272

30,237	1,297,933	761,979,790	1,228,032

2,303	266,117	156,888,916	308,320
16,128	52,197	2,258,592	62,773

—	22,242	7,592,222	46,074
—	—	4,218,147	—
79	28,892	860,812	31,509
4,973	28,928	24,523,872	129,723
5,959	8,814	1,298,907	19,715
2,540	20,620	192,606	20,723
1,489	10,713	3,917,137	18,678
6	155	543,693	1,546
17	64	241,039	712

33,494	438,742	202,535,943	639,773
(30,730)	(303,971)	—	(174,383)

2,764	134,771	202,535,943	465,390

27,473	1,163,162	559,443,847	762,642

13,143	(739,978)	936,798,036	226,951
—	(94,075)	106,422,141	(188,110)
—	—	40,012,385	268,341
—	—	9,971	—
—	—	(1,687,141)	(10,472)
—	(36)	551,640	3,999

28,585	158,795	138,162,162	(28,406)
(25)	(49,970)	(6,408,384)	129,609
—	—	(38,955,574)	(264,437)
—	—	(49,580)	—
—	—	2,904,558	(15,452)
—	(1,664)	(5,825,671)	106

41,703	(726,928)	1,171,934,543	122,129

$69,176	$436,234	$1,731,378,390	$884,771

See accompanying Notes to Financial Statements.

239 / Semi-Annual Report September 2021

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2021 (Unaudited)

UNCONSTRAINED BOND FUND
Investment Income:
Interest	$ 66,348,629
Dividends	450,551

Total investment income	66,799,180

Expenses:
Investment advisory fees (Note 6)	12,458,945
Administration fees	206,111
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	325,520
Transfer agent fees	1,186,047
Miscellaneous expenses	142,531
Registration and filing fees	97,508
Custodian fees	88,205
Professional fees	34,479
Trustees’ fees and expenses	22,746
Commitment fee	9,542

Total operating expenses	14,571,634
Expenses waived and reimbursed (Note 6)	—

Net expenses	14,571,634

Net investment income	52,227,546

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	17,275,442
Futures contracts	(13,276,926)
Foreign currency exchange contracts	2,148,621
Foreign currency transactions	(5,904)
Options and swaptions written	(124,356)
Swap contracts	118,733

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	856,945
Futures contracts	(2,517,181)
Foreign currency exchange contracts	(2,056,034)
Foreign currency transactions	(142)
Options and swaptions written	(233,051)
Swap contracts	(188,078)

Net realized and change in unrealized gain on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	1,998,069

Net Increase in Net Assets from Operations	$ 54,225,615

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 240

Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021
Operations:
Net investment income	$161,156	$527,351
Net realized gain (loss) on investments	(175,194)	21,713
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	5,086,324	11,470,191
Net change in unrealized appreciation (depreciation) on investments	254,388	1,774,249
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(1,903,138)	1,813,257

Net increase in net assets resulting from operations	3,423,536	15,606,761

Distributions to Shareholders:
Class M	(254,352)	(2,562,844)
Class I	—	—
Plan Class	—	—

Total Distributions	(254,352)	(2,562,844)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	9,722,117	8,125,307
Shares issued in reinvestment of distributions	252,430	2,556,028
Cost of shares redeemed	(4,434,038)	(16,021,598)

Total Class M capital share transactions	5,540,509	(5,340,263)

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—

Total Plan Class capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	5,540,509	(5,340,263)

Net increase (decrease) in net assets	8,709,693	7,703,654
Net assets at beginning of period	36,769,795	29,066,141

Net assets at end of period	$45,479,488	$36,769,795

See accompanying Notes to Financial Statements.

241 / Semi-Annual Report September 2021

Metropolitan West Funds

Statements of Changes in Net Assets

CORPORATE BOND FUND		FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND
SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

$134,451	$286,040	$8,418,727	$4,908,854	$7,140,524	$10,056,510
59,121	25,535	392,317	(450,019)	452,881	861,658

(20,875)	47,444	(624,193)	827,523	426,754	129,471
194,728	(242,672)	(3,603,250)	(2,518,196)	898,804	26,740,238

(5,144)	21,784	28,236	382,408	(407,923)	444,053

362,281	138,131	4,611,837	3,150,570	8,511,040	38,231,930

(69,924)	(203,386)	(1,042,265)	(662,014)	(210,169)	(295,044)
(64,516)	(149,087)	(7,354,966)	(4,457,044)	(6,917,324)	(9,868,566)
—	—	—	—	(2)	(1)

(134,440)	(352,473)	(8,397,231)	(5,119,058)	(7,127,495)	(10,163,611)

1,069,978	13,648,657	10,429,925	32,392,444	3,205,384	12,304,196
68,946	201,816	997,294	642,289	192,687	280,843
(2,644,693)	(6,263,385)	(8,667,315)	(11,600,746)	(2,237,193)	(5,625,876)

(1,505,769)	7,587,088	2,759,904	21,433,987	1,160,878	6,959,163

3,565,527	3,272,792	24,453,098	154,410,363	66,609,058	155,690,567
64,348	147,918	7,350,714	4,446,944	6,106,588	8,526,760
(399,178)	(1,141,757)	(32,377,906)	(7,249,876)	(34,248,064)	(23,773,857)

3,230,697	2,278,953	(574,094)	151,607,431	38,467,582	140,443,470

—	—	—	—	—	100
—	—	—	—	2	1

—	—	—	—	2	101

1,724,928	9,866,041	2,185,810	173,041,418	39,628,462	147,402,734

1,952,769	9,651,699	(1,599,584)	171,072,930	41,012,007	175,471,053
12,920,491	3,268,792	180,008,005	8,935,075	431,741,923	256,270,870

$14,873,260	$12,920,491	$178,408,421	$180,008,005	$472,753,930	$431,741,923

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 242

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021
Operations:
Net investment income	$14,075,050	$24,889,710
Net realized gain (loss) on investments	9,587,469	31,915,009
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	154,836	2,999,256
Net change in unrealized appreciation (depreciation) on investments	2,305,103	38,931,819
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	65,088	(660,307)

Net increase in net assets resulting from operations	26,187,546	98,075,487

Distributions to Shareholders:
Class M	(3,426,237)	(6,482,162)
Class I	(10,697,067)	(18,425,433)
Administrative Class	—	—

Total Distributions	(14,123,304)	(24,907,595)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	25,442,264	128,950,497
Shares issued in reinvestment of distributions	3,295,626	6,182,278
Cost of shares redeemed	(23,182,358)	(84,380,539)

Total Class M capital share transactions	5,555,532	50,752,236

Class I:
Proceeds from sale of shares	101,882,190	496,253,964
Shares issued in reinvestment of distributions	10,106,404	17,007,731
Cost of shares redeemed	(82,196,523)	(282,701,987)

Total Class I capital share transactions	29,792,071	230,559,708

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Net increase in net assets derived from capital share transactions	35,347,603	281,311,944

Net increase in net assets	47,411,845	354,479,836
Net assets at beginning of period	770,419,143	415,939,307

Net assets at end of period	$817,830,988	$770,419,143

See accompanying Notes to Financial Statements.

243 / Semi-Annual Report September 2021

Metropolitan West Funds

Statements of Changes in Net Assets

INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

$4,819,984	$11,100,553	$407,876	$764,221	$12,768,583	$29,411,632
4,289,919	15,208,540	(75,015)	(52,230)	6,496,036	1,700,514

(609,816)	3,572,735	(52,204)	127,668	(738,553)	13,241,930
(1,414,980)	7,272,926	(93,975)	(58,463)	(2,118,899)	35,458,148

(3,173)	(2,238,949)	8,811	27,307	(599,303)	974,839

7,081,934	34,915,805	195,493	808,503	15,807,864	80,787,063

(172,016)	(1,392,395)	(56,769)	(144,289)	(1,754,279)	(5,196,975)
(4,672,656)	(28,359,551)	(351,112)	(764,833)	(10,720,153)	(24,338,731)
—	—	—	—	(3,321)	(1,056)

(4,844,672)	(29,751,946)	(407,881)	(909,122)	(12,477,753)	(29,536,762)

3,966,012	14,300,978	3,778,503	4,313,649	36,405,374	118,060,426
170,758	1,381,730	56,769	143,142	1,720,394	5,086,410
(6,271,988)	(13,231,790)	(1,192,511)	(3,117,649)	(24,866,346)	(139,138,520)

(2,135,218)	2,450,918	2,642,761	1,339,142	13,259,422	(15,991,684)

83,011,575	235,831,557	15,105,336	4,570,081	521,711,822	933,006,583
4,665,911	28,333,173	350,266	761,991	10,002,841	22,805,603
(58,273,462)	(196,139,375)	(1,313,250)	(1,607,145)	(378,126,430)	(417,147,385)

29,404,024	68,025,355	14,142,352	3,724,927	153,588,233	538,664,801

—	—	—	—	2,488,637	8,700
—	—	—	—	3,260	683
—	—	—	—	(27,405)	(17,573)

—	—	—	—	2,464,492	(8,190)

27,268,806	70,476,273	16,785,113	5,064,069	169,312,147	522,664,927

29,506,068	75,640,132	16,572,725	4,963,450	172,642,258	573,915,228
802,514,812	726,874,680	12,230,584	7,267,134	2,480,166,396	1,906,251,168

$832,020,880	$802,514,812	$28,803,309	$12,230,584	$2,652,808,654	$2,480,166,396

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 244

Metropolitan West Funds

Statements of Changes in Net Assets

OPPORTUNISTIC HIGH INCOME CREDIT FUND[1]
PERIOD ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Operations:
Net investment income	$27,473
Net realized gain (loss) on investments	13,143
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	—
Net change in unrealized appreciation (depreciation) on investments	28,585
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(25)

Net increase in net assets resulting from operations	69,176

Distributions to Shareholders:
Class M	(1)
Class I	(27,497)
Class I-2	—
Administrative Class	—
Plan Class	—

Total Distributions	(27,498)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	100
Shares issued in reinvestment of distributions	1
Cost of shares redeemed	—

Total Class M capital share transactions	101

Class I:
Proceeds from sale of shares	3,038,921
Shares issued in reinvestment of distributions	27,497
Cost of shares redeemed	—

Total Class I capital share transactions	3,066,418

Class I-2:
Proceeds from sale of shares	—
Shares issued in reinvestment of distributions	—
Cost of shares redeemed	—

Total Class I-2 capital share transactions	—

Administrative Class:
Proceeds from sale of shares	—
Shares issued in reinvestment of distributions	—
Cost of shares redeemed	—

Total Administrative Class capital share transactions	—

Plan Class:
Proceeds from sale of shares	—
Shares issued in reinvestment of distributions	—
Cost of shares redeemed	—

Total Plan Class capital share transactions	—

Net increase (decrease) in net assets derived from capital share transactions	3,066,519

Net increase (decrease) in net assets	3,108,197
Net assets at beginning of period	—

Net assets at end of period	$3,108,197

[1]	For the period August 2, 2021 (Commencement of Operations) to September 30, 2021.

See accompanying Notes to Financial Statements.

245 / Semi-Annual Report September 2021

Metropolitan West Funds

Statements of Changes in Net Assets

STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

$1,163,162	$2,346,661	$559,443,847	$1,292,401,141	$762,642	$1,362,028
(739,978)	848,648	936,798,036	452,557,388	226,951	(2,185,391)

(94,111)	(137,103)	145,308,996	475,652,006	73,758	1,666,277
158,795	2,723,287	138,162,164	719,966,446	(28,406)	919,153

(51,634)	662,178	(48,334,653)	(136,071,576)	(150,174)	396,651

436,234	6,443,671	1,731,378,390	2,804,505,405	884,771	2,158,718

(698,472)	(790,679)	(37,258,166)	(568,049,079)	(144,964)	(271,401)
(429,020)	(1,569,363)	(344,549,963)	(3,188,499,462)	(626,073)	(1,091,869)
—	—	(966,413)	(6,121,053)	—	—
—	—	(9,415,421)	(116,011,676)	—	—
—	—	(165,472,101)	(1,638,444,684)	—	—

(1,127,492)	(2,360,042)	(557,662,064)	(5,517,125,954)	(771,037)	(1,363,270)

5,441,010	12,357,964	860,914,226	2,796,785,096	12,258,388	93,315,754
677,158	777,664	36,864,275	563,596,147	141,744	262,337
(2,445,141)	(8,819,965)	(1,050,972,849)	(4,976,311,646)	(19,676,117)	(60,144,904)

3,673,027	4,315,663	(153,194,348)	(1,615,930,403)	(7,275,985)	33,433,187

3,576,876	5,452,200	7,721,011,300	18,725,199,269	44,351,020	175,164,379
424,595	1,563,564	310,908,978	2,889,943,410	625,680	1,090,987
(1,565,383)	(48,809,465)	(7,445,251,820)	(13,078,407,390)	(39,100,345)	(72,005,589)

2,436,088	(41,793,701)	586,668,458	8,536,735,289	5,876,355	104,249,777

—	—	92,670,385	130,514,638	—	—
—	—	966,317	6,121,040	—	—
—	—	(14,376,386)	(12,135,534)	—	—

—	—	79,260,316	124,500,144	—	—

—	—	185,067,878	672,097,128	—	—
—	—	9,273,873	114,756,083	—	—
—	—	(249,433,352)	(376,823,384)	—	—

—	—	(55,091,601)	410,029,827	—	—

—	—	2,661,800,995	7,748,078,022	—	—
—	—	153,021,608	1,525,649,602	—	—
—	—	(3,584,049,900)	(7,703,153,603)	—	—

—	—	(769,227,297)	1,570,574,021	—	—

6,109,115	(37,478,038)	(311,584,472)	9,025,908,878	(1,399,630)	137,682,964

5,417,857	(33,394,409)	862,131,854	6,313,288,329	(1,285,896)	138,478,412
25,270,304	58,664,713	86,941,182,803	80,627,894,474	243,172,716	104,694,304

$30,688,161	$25,270,304	$87,803,314,657	$86,941,182,803	$241,886,820	$243,172,716

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 246

Metropolitan West Funds

Statements of Changes in Net Assets

	UNCONSTRAINED BOND FUND

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Operations:
Net investment income	$52,227,546	$91,663,110
Net realized gain on investments	17,275,442	46,969,957
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(11,139,832)	17,884,589
Net change in unrealized appreciation on investments	856,945	144,997,021
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(4,994,486)	36,431,263

Net increase in net assets resulting from operations	54,225,615	337,945,940

Distributions to Shareholders:
Class M	(3,028,817)	(8,563,350)
Class I	(45,121,223)	(105,331,786)
Plan Class	(1,519,402)	(2,741,237)

Total Distributions	(49,669,442)	(116,636,373)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	22,463,016	53,543,701
Shares issued in reinvestment of distributions	2,932,593	8,240,006
Cost of shares redeemed	(23,761,668)	(89,674,103)

Total Class M capital share transactions	1,633,941	(27,890,396)

Class I:
Proceeds from sale of shares	724,224,165	1,145,664,099
Shares issued in reinvestment of distributions	35,607,299	84,772,104
Cost of shares redeemed	(320,082,717)	(916,608,246)

Total Class I capital share transactions	439,748,747	313,827,957

Plan Class:
Proceeds from sale of shares	105,134,753	118,175,282
Shares issued in reinvestment of distributions	1,483,487	2,740,188
Cost of shares redeemed	(47,619,752)	(61,961,252)

Total Plan Class capital share transactions	58,998,488	58,954,218

Net increase in net assets derived from capital share transactions	500,381,176	344,891,779

Net increase in net assets	504,937,349	566,201,346
Net assets at beginning of period	3,593,527,618	3,027,326,272

Net assets at end of period	$4,098,464,967	$3,593,527,618

See accompanying Notes to Financial Statements.

247 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$13.26	$8.89	$10.73	$9.98	$8.95	$7.22

Income from Investment Operations:
Net investment income[1]	0.05	0.18	0.31	0.22	0.09	0.12
Net realized and unrealized gain (loss)	1.12	5.14	(1.14)	0.76	1.03	1.77

Total Income (Loss) from Investment Operations	1.17	5.32	(0.83)	0.98	1.12	1.89

Less Distributions:
From net investment income	(0.08)	(0.20)	(0.30)	(0.23)	(0.09)	(0.16)
From net capital gains	—	(0.75)	(0.71)	—	—	—

Total Distributions	(0.08)	(0.95)	(1.01)	(0.23)	(0.09)	(0.16)

Net Asset Value, End of Period	$14.35	$13.26	$8.89	$10.73	$9.98	$8.95

Total Return	8.84%[2]	60.83%	(9.36)%	9.93%	12.52%	26.38%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$45,479	$36,770	$29,066	$21,202	$18,149	$20,714
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.90%[3,4]	1.26%	1.04%	1.39%	0.90%[5]	3.37%
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.74%[3]	1.57%	2.80%	2.15%	0.90%	1.49%
Portfolio Turnover Rate	40%[2]	60%	89%	140%	115%	505%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.88%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 248

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.11	0.28	0.88	0.41
Net realized and unrealized gain	0.24	0.50	0.06	0.34

Total Income from Investment Operations	0.35	0.78	0.94	0.75

Less Distributions:
From net investment income	(0.11)	(0.40)	(0.86)	(0.41)
From net capital gains	—	(0.05)	(0.07)	(0.03)

Total Distributions	(0.11)	(0.45)	(0.93)	(0.44)

Net Asset Value, End of Period	$10.89	$10.65	$10.32	$10.31

Total Return	3.31%[2]	7.55%	9.19%	7.75%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,835	$8,190	$876	$803
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.90%[3]	3.16%	8.55%	9.81%[3]
After expense waivers and reimbursements	0.75%[3]	0.75%	0.75%	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.05%[3]	2.54%	8.31%	5.47%[3]
Portfolio Turnover Rate	86%[2]	84%	65%	159%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

249 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.12	0.40	0.91	0.43
Net realized and unrealized gain	0.25	0.41	0.06	0.34

Total Income from Investment Operations	0.37	0.81	0.97	0.77

Less Distributions:
From net investment income	(0.13)	(0.43)	(0.89)	(0.43)
From net capital gains	—	(0.05)	(0.07)	(0.03)

Total Distributions	(0.13)	(0.48)	(0.96)	(0.46)

Net Asset Value, End of Period	$10.89	$10.65	$10.32	$10.31

Total Return	3.44%[2]	7.81%	9.46%	7.95%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,038	$4,730	$2,392	$1,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.55%[3]	3.54%	8.30%	9.56%[3]
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.28%[3]	3.64%	8.62%	5.72%[3]
Portfolio Turnover Rate	86%[2]	84%	65%	159%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 250

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.86	$9.82	$10.79	$10.00

Income from Investment Operations:
Net investment income[1]	0.45	0.69	1.86	0.23
Net realized and unrealized gain (loss)	(0.21)	0.34	(0.85)	0.79

Total Income from Investment Operations	0.24	1.03	1.01	1.02

Less Distributions:
From net investment income	(0.45)	(0.97)	(1.98)	(0.23)
From net capital gains	—	(0.02)	—	—

Total Distributions	(0.45)	(0.99)	(1.98)	(0.23)

Net Asset Value, End of Period	$9.65	$9.86	$9.82	$10.79

Total Return	2.44%[2]	10.89%	9.82%	10.25%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$23,433	$21,174	$1	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.02%[3]	1.28%	3.76%	9.18%[3]
After expense waivers and reimbursements	0.80%[3]	0.80%	0.80%	0.80%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.17%[3]	7.01%	17.64%	6.76%[3]
Portfolio Turnover Rate	104%[2]	177%	122%	80%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Flexible Income Fund Class M Shares commenced operations on November 30, 2018.

See accompanying Notes to Financial Statements.

251 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.86	$9.82	$10.78	$10.00

Income from Investment Operations:
Net investment income[1]	0.46	0.73	1.90	0.24
Net realized and unrealized gain (loss)	(0.21)	0.30	(0.85)	0.78

Total Income from Investment Operations	0.25	1.03	1.05	1.02

Less Distributions:
From net investment income	(0.46)	(0.97)	(2.01)	(0.24)
From net capital gains	—	(0.02)	—	—

Total Distributions	(0.46)	(0.99)	(2.01)	(0.24)

Net Asset Value, End of Period	$9.65	$9.86	$9.82	$10.78

Total Return	2.56%[2]	10.83%	10.14%	10.24%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$154,975	$158,834	$8,934	$5,435
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.77%[3]	1.01%	3.51%	8.82%[3]
After expense waivers and reimbursements	0.55%[3]	0.55%	0.55%	0.55%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.38%[3]	7.41%	18.14%	7.16%[3]
Portfolio Turnover Rate	104%[2]	177%	122%	80%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Flexible Income Fund Class I Shares commenced operations on November 30, 2018.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 252

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$9.95	$8.98	$9.90	$10.06	$10.06	$9.80

Income from Investment Operations:
Net investment income[1]	0.15	0.30	0.42	0.42	0.36	0.33
Net realized and unrealized gain (loss)	0.03	0.97	(0.92)	(0.15)	—	0.26

Total Income (Loss) from Investment Operations	0.18	1.27	(0.50)	0.27	0.36	0.59

Less Distributions:
From net investment income	(0.15)	(0.30)	(0.42)	(0.43)	(0.36)	(0.33)

Net Asset Value, End of Period	$9.98	$9.95	$8.98	$9.90	$10.06	$10.06

Total Return	1.78%[2]	14.30%	(5.36)%	2.72%	3.61%	6.08%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$15,014	$13,815	$6,084	$11,229	$15,802	$25,072
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.98%[3]	0.99%	1.00%	1.03%	1.04%	1.05%
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.92%[3]	3.05%	4.27%	4.23%	3.53%	3.28%
Portfolio Turnover Rate	23%[2]	38%	51%	52%	71%	40%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

253 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$9.95	$8.98	$9.90	$10.05	$10.06	$9.80

Income from Investment Operations:
Net investment income[1]	0.16	0.32	0.44	0.45	0.38	0.35
Net realized and unrealized gain (loss)	0.03	0.97	(0.92)	(0.15)	(0.01)	0.26

Total Income (Loss) from Investment Operations	0.19	1.29	(0.48)	0.30	0.37	0.61

Less Distributions:
From net investment income	(0.16)	(0.32)	(0.44)	(0.45)	(0.38)	(0.35)

Net Asset Value, End of Period	$9.98	$9.95	$8.98	$9.90	$10.05	$10.06

Total Return	1.89%[2]	14.52%	(5.17)%	3.03%	3.72%	6.29%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$457,740	$417,927	$250,187	$262,407	$237,759	$206,276
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.68%[3,4]	0.70%[4]	0.70%	0.71%	0.72%	0.75%
After expense waivers and reimbursements	0.68%[3]	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.14%[3]	3.25%	4.47%	4.50%	3.77%	3.48%
Portfolio Turnover Rate	23%[2]	38%	51%	52%	71%	40%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 254

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND PLAN CLASS*

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$9.95	$9.97

Income from Investment Operations:
Net investment income[1]	0.17	0.05
Net realized and unrealized gain (loss)	0.03	(0.02)

Total Income from Investment Operations	0.20	0.03

Less Distributions:
From net investment income	(0.17)	(0.05)

Net Asset Value, End of Period	$9.98	$9.95

Total Return	1.99%[2]	0.31%[2]

Ratios/Supplemental Data:
Net Assets, end of period	$102 [3]	$100 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%[4]	0.62%[4]
After expense waivers and reimbursements	0.60%[4]	0.56%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.38%[4]	3.15%[4]
Portfolio Turnover Rate	23%[2]	38%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.
*	The Floating Rate Income Fund Plan Class Shares commenced operations on January 29, 2021.

See accompanying Notes to Financial Statements.

255 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]
Net Asset Value, Beginning of Period	$10.57	$9.27	$9.66	$9.55	$9.60	$9.09

Income from Investment Operations:
Net investment income[2]	0.18	0.36	0.40	0.41	0.34	0.34
Net realized and unrealized gain (loss)	0.17	1.31	(0.39)	0.11	(0.05)	0.50

Total Income from Investment Operations	0.35	1.67	0.01	0.52	0.29	0.84

Less Distributions:
From net investment income	(0.18)	(0.37)	(0.40)	(0.41)	(0.34)	(0.33)

Net Asset Value, End of Period	$10.74	$10.57	$9.27	$9.66	$9.55	$9.60

Total Return	3.34%[3]	18.14%	(0.06)%	5.57%	3.01%	9.35%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$207,006	$198,337	$126,587	$187,339	$211,021	$344,328
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.90%[4]	0.91%	0.93%	0.92%	0.91%	0.89%
After expense waivers and reimbursements	0.85%[4]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.36%[4]	3.53%	4.07%	4.33%	3.47%	3.55%
Portfolio Turnover Rate	48%[3]	108%	181%	120%	167%	185%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 256

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]

Net Asset Value, Beginning of Period	$10.57	$9.26	$9.65	$9.55	$9.60	$9.09

Income from Investment Operations:
Net investment income[2]	0.19	0.39	0.42	0.44	0.36	0.36
Net realized and unrealized gain (loss)	0.16	1.31	(0.39)	0.09	(0.05)	0.50

Total Income from Investment Operations	0.35	1.70	0.03	0.53	0.31	0.86

Less Distributions:
From net investment income	(0.19)	(0.39)	(0.42)	(0.43)	(0.36)	(0.35)

Net Asset Value, End of Period	$10.73	$10.57	$9.26	$9.65	$9.55	$9.60

Total Return	3.37%[3]	18.56%	0.19%	5.72%	3.27%	9.62%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$610,825	$572,082	$289,352	$293,241	$393,368	$532,071
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%[4]	0.61%	0.62%	0.63%	0.63%	0.62%
After expense waivers and reimbursements	0.60%[4]	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.61%[4]	3.77%	4.33%	4.58%	3.74%	3.78%
Portfolio Turnover Rate	48%[3]	108%	181%	120%	167%	185%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

257 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Period	$10.74	$10.65	$10.37	$10.21	$10.37	$10.58

Income from Investment Operations:
Net investment income[1]	0.05	0.13	0.26	0.25	0.18	0.14
Net realized and unrealized gain (loss)	0.03	0.36	0.28	0.17	(0.16)	(0.09)

Total Income from Investment Operations	0.08	0.49	0.54	0.42	0.02	0.05

Less Distributions:
From net investment income	(0.05)	(0.13)	(0.26)	(0.26)	(0.18)	(0.15)
From net capital gains	—	(0.27)	—	—	—	(0.11)

Total Distributions	(0.05)	(0.40)	(0.26)	(0.26)	(0.18)	(0.26)

Net Asset Value, End of Period	$10.77	$10.74	$10.65	$10.37	$10.21	$10.37

Total Return	0.77%[2]	4.63%	5.27%	4.15%	0.19%	0.43%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$34,429	$36,452	$33,836	$35,343	$52,942	$92,642
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[3]	0.71%	0.71%	0.69%	0.70%[4]	0.70%[5]
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.69%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.96%[3]	1.22%	2.49%	2.49%	1.71%	1.35%
Portfolio Turnover Rate	185%[2]	372%	393%	277%	251%	252%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.67%.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 258

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017

Net Asset Value, Beginning of Period	$10.73	$10.65	$10.36	$10.21	$10.37	$10.58

Income from Investment Operations:
Net investment income[1]	0.06	0.16	0.29	0.28	0.20	0.17
Net realized and unrealized gain (loss)	0.03	0.35	0.28	0.15	(0.15)	(0.10)

Total Income from Investment Operations	0.09	0.51	0.57	0.43	0.05	0.07

Less Distributions:
From net investment income	(0.06)	(0.16)	(0.28)	(0.28)	(0.21)	(0.17)
From net capital gains	—	(0.27)	—	—	—	(0.11)

Total Distributions	(0.06)	(0.43)	(0.28)	(0.28)	(0.21)	(0.28)

Net Asset Value, End of Period	$10.76	$10.73	$10.65	$10.36	$10.21	$10.37

Total Return	0.88%[2]	4.76%	5.60%	4.29%	0.43%	0.68%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$797,591	$766,063	$693,038	$708,645	$768,254	$1,064,551
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%[3]	0.48%	0.48%	0.47%	0.46%	0.45%
After expense waivers and reimbursements	0.48%[3]	0.48%	0.48%	0.47%	0.46%	0.45%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.19%[3]	1.44%	2.69%	2.74%	1.97%	1.63%
Portfolio Turnover Rate	185%[2]	372%	393%	277%	251%	252%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

259 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.21	0.59	1.05	0.55
Net realized and unrealized gain (loss)	(0.06)	0.17	(0.55)	0.33

Total Income from Investment Operations	0.15	0.76	0.50	0.88

Less Distributions:
From net investment income	(0.22)	(0.63)	(1.05)	(0.55)
From net capital gains	—	(0.11)	(0.11)	(0.02)

Total Distributions	(0.22)	(0.74)	(1.16)	(0.57)

Net Asset Value, End of Period	$9.60	$9.67	$9.65	$10.31

Total Return	1.56%[2]	7.97%	4.80%	9.02%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,736	$2,126	$837	$799
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.21%[3]	2.93%	3.86%	4.78%[3]
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.70%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.47%[3]	6.02%	10.33%	7.20%[3]
Portfolio Turnover Rate	133%[2]	92%	76%	199%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 260

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.22	0.65	1.07	0.55
Net realized and unrealized gain (loss)	(0.06)	0.13	(0.55)	0.34

Total Income from Investment Operations	0.16	0.78	0.52	0.89

Less Distributions:
From net investment income	(0.23)	(0.65)	(1.07)	(0.56)
From net capital gains	—	(0.11)	(0.11)	(0.02)

Total Distributions	(0.23)	(0.76)	(1.18)	(0.58)

Net Asset Value, End of Period	$9.60	$9.67	$9.65	$10.31

Total Return	1.66%[2]	8.20%	5.02%	9.20%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$24,067	$10,105	$6,431	$5,081
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.87%[3]	2.68%	3.61%	4.53%[3]
After expense waivers and reimbursements	0.49%[3]	0.49%	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.50%[3]	6.56%	10.54%	7.29%[3]
Portfolio Turnover Rate	133%[2]	92%	76%	199%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

261 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

			LOW DURATION BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$8.88	$8.65	$8.68	$8.63	$8.72	$8.73

Income from Investment Operations:
Net investment income[1]	0.04	0.11	0.20	0.20	0.13	0.10
Net realized and unrealized gain (loss)	(0.00)[2]	0.23	(0.03)	0.05	(0.09)	(0.00)[2]

Total Income from Investment Operations	0.04	0.34	0.17	0.25	0.04	0.10

Less Distributions:
From net investment income	(0.03)	(0.11)	(0.20)	(0.20)	(0.13)	(0.10)
From net capital gains	—	—	—	—	—	(0.01)
Return of capital	—	—	—	(0.00)[2]	—	—

Total Distributions	(0.03)	(0.11)	(0.20)	(0.20)	(0.13)	(0.11)

Net Asset Value, End of Period	$8.89	$8.88	$8.65	$8.68	$8.63	$8.72

Total Return	0.50%[3]	3.91%	1.93%	2.93%	0.48%	1.25%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$459,413	$445,538	$449,701	$580,434	$975,388	$1,284,692
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%[4]	0.62%	0.62%	0.62%	0.62%	0.61%
After expense waivers and reimbursements	0.61%[4]	0.62%	0.62%	0.62%	0.62%	0.61%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.80%[4]	1.22%	2.32%	2.29%	1.45%	1.19%
Portfolio Turnover Rate	144%[3]	256%	233%	174%	200%	95%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 262

Metropolitan West Funds

Financial Highlights

			LOW DURATION BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$8.88	$8.65	$8.68	$8.64	$8.72	$8.73

Income from Investment Operations:
Net investment income[1]	0.04	0.12	0.22	0.22	0.15	0.12
Net realized and unrealized gain (loss)	0.02	0.24	(0.03)	0.04	(0.08)	(0.00)[2]

Total Income from Investment Operations	0.06	0.36	0.19	0.26	0.07	0.12

Less Distributions:
From net investment income	(0.04)	(0.13)	(0.22)	(0.22)	(0.15)	(0.12)
From net capital gains	—	—	—	—	—	(0.01)
Return of capital	—	—	—	(0.00)[2]	—	—

Total Distributions	(0.04)	(0.13)	(0.22)	(0.22)	(0.15)	(0.13)

Net Asset Value, End of Period	$8.90	$8.88	$8.65	$8.68	$8.64	$8.72

Total Return	0.72%[3]	4.12%	2.14%	3.03%	0.81%	1.46%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,190,843	$2,034,540	$1,456,456	$1,578,279	$1,685,415	$1,816,633
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%[4]	0.42%	0.42%	0.41%	0.40%	0.40%
After expense waivers and reimbursements	0.41%[4]	0.42%	0.42%	0.41%	0.40%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.01%[4]	1.39%	2.51%	2.53%	1.68%	1.40%
Portfolio Turnover Rate	144%[3]	256%	233%	174%	200%	95%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

263 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

		LOW DURATION BOND FUND ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$11.48	$11.18	$11.21	$11.16	$11.27	$11.27

Income from Investment Operations:
Net investment income[1]	0.04	0.13	0.26	0.23	0.15	0.12
Net realized and unrealized gain (loss)	0.01	0.30	(0.05)	0.06	(0.10)	(0.01)

Total Income from Investment Operations	0.05	0.43	0.21	0.29	0.05	0.13

Less Distributions:
From net investment income	(0.04)	(0.13)	(0.24)	(0.24)	(0.16)	(0.12)
From net capital gains	—	—	—	—	—	(0.01)
Return of capital	—	—	—	(0.00)[2]	—	—

Total Distributions	(0.04)	(0.13)	(0.24)	(0.24)	(0.16)	(0.13)

Net Asset Value, End of Period	$11.49	$11.48	$11.18	$11.21	$11.16	$11.27

Total Return	0.43%[3]	3.83%	1.90%	2.68%	0.43%	1.22%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,552	$88	$94	$415	$5,374	$7,210
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%[4]	0.73%	0.72%	0.72%	0.72%	0.72%
After expense waivers and reimbursements	0.73%[4]	0.73%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.76%[4]	1.11%	2.27%	2.02%	1.35%	1.08%
Portfolio Turnover Rate	144%[3]	256%	233%	174%	200%	95%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 264

Metropolitan West Funds

Financial Highlights

OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS M*
PERIOD ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.10
Net realized and unrealized gain	0.16

Total Income from Investment Operations	0.26

Less Distributions:
From net investment income	(0.10)

Net Asset Value, End of Period	$10.16

Total Return	2.62%[2]

Ratios/Supplemental Data:
Net Assets, end of period	$103 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	5.13%[4]
After expense waivers and reimbursements	0.85%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.14%[4]
Portfolio Turnover Rate	37%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.
*	The Opportunistic High Income Credit Fund Class M Shares commenced operations on August 2, 2021.

See accompanying Notes to Financial Statements.

265 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS I*
PERIOD ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.10
Net realized and unrealized gain	0.15

Total Income from Investment Operations	0.25

Less Distributions:
From net investment income	(0.10)

Net Asset Value, End of Period	$10.15

Total Return	2.47%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,108
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	7.27%[3]
After expense waivers and reimbursements	0.60%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.96%[3]
Portfolio Turnover Rate	37%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Opportunistic High Income Credit Fund Class I Shares commenced operations on August 2, 2021.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 266

Metropolitan West Funds

Financial Highlights

			STRATEGIC INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$7.83	$7.29	$7.89	$7.99	$8.05	$7.99

Income from Investment Operations:
Net investment income[1]	0.31	0.47	0.31	0.32	0.25	0.27
Net realized and unrealized gain (loss)	(0.19)	0.54	(0.60)	(0.09)	(0.03)	0.04

Total Income (Loss) from Investment Operations	0.12	1.01	(0.29)	0.23	0.22	0.31

Less Distributions:
From net investment income	(0.31)	(0.47)	(0.31)	(0.33)	(0.28)	(0.25)

Net Asset Value, End of Period	$7.64	$7.83	$7.29	$7.89	$7.99	$8.05

Total Return	1.50%[2]	14.14%	(3.86)%	3.01%	2.78%	3.91%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$18,709	$15,471	$10,413	$17,908	$26,420	$44,430
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.19%[3]	2.73%	2.43%	1.84%[4]	2.45%	2.09%
After expense waivers and reimbursements	1.04%[3]	2.28%	2.35%	1.84%	2.35%	2.09%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.10%[3]	6.12%	3.95%	4.10%	3.15%	3.36%
Portfolio Turnover Rate	20%[2]	24%	50%	36%	32%	42%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.67%.

See accompanying Notes to Financial Statements.

267 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

			STRATEGIC INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$7.83	$7.29	$7.89	$7.98	$8.05	$7.98

Income from Investment Operations:
Net investment income[1]	0.32	0.46	0.33	0.35	0.27	0.29
Net realized and unrealized gain (loss)	(0.19)	0.56	(0.60)	(0.09)	(0.04)	0.05

Total Income (Loss) from Investment Operations	0.13	1.02	(0.27)	0.26	0.23	0.34

Less Distributions:
From net investment income	(0.32)	(0.48)	(0.33)	(0.35)	(0.30)	(0.27)

Net Asset Value, End of Period	$7.64	$7.83	$7.29	$7.89	$7.98	$8.05

Total Return	1.62%[2]	14.19%	(3.61)%	3.41%	2.90%	4.32%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$11,979	$9,799	$48,252	$67,310	$69,791	$70,556
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.93%[3]	2.08%[4]	2.20%	1.53%[5]	2.22%	1.84%
After expense waivers and reimbursements	0.80%[3]	2.08%	2.10%	1.53%	2.10%	1.84%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.38%[3]	5.92%	4.23%	4.45%	3.40%	3.64%
Portfolio Turnover Rate	20%[2]	24%	50%	36%	32%	42%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.93%.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.41%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 268

Metropolitan West Funds

Financial Highlights

			TOTAL RETURN BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$10.82	$11.12	$10.64	$10.46	$10.57	$10.83

Income from Investment Operations:
Net investment income[1]	0.06	0.15	0.26	0.28	0.21	0.18
Net realized and unrealized gain (loss)	0.15	0.24	0.57	0.18	(0.11)	(0.11)

Total Income from Investment Operations	0.21	0.39	0.83	0.46	0.10	0.07

Less Distributions:
From net investment income	(0.06)	(0.15)	(0.26)	(0.28)	(0.21)	(0.18)
From net capital gains	—	(0.54)	(0.09)	—	—	(0.15)

Total Distributions	(0.06)	(0.69)	(0.35)	(0.28)	(0.21)	(0.33)

Net Asset Value, End of Period	$10.97	$10.82	$11.12	$10.64	$10.46	$10.57

Total Return	1.91%[2]	3.31%	7.93%	4.49%	0.94%	0.70%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,096,869	$7,154,434	$8,979,527	$9,560,056	$11,617,735	$15,223,666
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%[3]	0.67%	0.67%	0.67%	0.67%	0.67%
After expense waivers and reimbursements	0.67%[3]	0.67%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.03%[3]	1.28%	2.38%	2.68%	1.96%	1.71%
Portfolio Turnover Rate	225%[2]	470%	405%	255%	291%	313%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

269 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

			TOTAL RETURN BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$10.82	$11.12	$10.64	$10.46	$10.57	$10.83

Income from Investment Operations:
Net investment income[1]	0.07	0.17	0.28	0.30	0.23	0.21
Net realized and unrealized gain (loss)	0.14	0.24	0.57	0.18	(0.11)	(0.11)

Total Income from Investment Operations	0.21	0.41	0.85	0.48	0.12	0.10

Less Distributions:
From net investment income	(0.07)	(0.17)	(0.28)	(0.30)	(0.23)	(0.21)
From net capital gains	—	(0.54)	(0.09)	—	—	(0.15)

Total Distributions	(0.07)	(0.71)	(0.37)	(0.30)	(0.23)	(0.36)

Net Asset Value, End of Period	$10.96	$10.82	$11.12	$10.64	$10.46	$10.57

Total Return	1.93%[2]	3.54%	8.16%	4.72%	1.17%	0.93%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$54,285,998	$52,980,073	$46,086,494	$40,927,700	$47,327,297	$49,013,553
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%[3]	0.45%	0.45%	0.44%	0.44%	0.44%
After expense waivers and reimbursements	0.45%[3]	0.45%	0.45%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.25%[3]	1.49%	2.60%	2.91%	2.19%	1.94%
Portfolio Turnover Rate	225%[2]	470%	405%	255%	291%	313%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 270

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I-2*

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$10.82	$11.12	$11.48

Income from Investment Operations:
Net investment income[1]	0.07	0.15	0.02
Net realized and unrealized gain (loss)	0.14	0.27	(0.36)

Total Income (Loss) from Investment Operations	0.21	0.42	(0.34)

Less Distributions:
From net investment income	(0.07)	(0.18)	(0.02)
From net capital gains	—	(0.54)	—

Total Distributions	(0.07)	(0.72)	(0.02)

Net Asset Value, End of Period	$10.96	$10.82	$11.12

Total Return	1.90%[2]	3.65%	(2.93)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$197,607	$116,857	$97 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.50%[4]	0.52%	0.33%[4]
After expense waivers and reimbursements	0.50%[4]	0.52%	0.33%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.20%[4]	1.32%	3.49%[4]
Portfolio Turnover Rate	225%[2]	470%	405%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.
*	The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.

See accompanying Notes to Financial Statements.

271 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

		TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$10.83	$11.13	$10.65	$10.47	$10.58	$10.84

Income from Investment Operations:
Net investment income[1]	0.05	0.13	0.25	0.27	0.20	0.17
Net realized and unrealized gain (loss)	0.14	0.24	0.57	0.18	(0.11)	(0.11)

Total Income from Investment Operations	0.19	0.37	0.82	0.45	0.09	0.06

Less Distributions:
From net investment income	(0.05)	(0.13)	(0.25)	(0.27)	(0.20)	(0.17)
From net capital gains	—	(0.54)	(0.09)	—	—	(0.15)

Total Distributions	(0.05)	(0.67)	(0.34)	(0.27)	(0.20)	(0.32)

Net Asset Value, End of Period	$10.97	$10.83	$11.13	$10.65	$10.47	$10.58

Total Return	1.76%[2]	3.19%	7.80%	4.36%	0.83%	0.59%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,055,835	$2,083,842	$1,739,034	$1,011,637	$975,897	$768,125
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%[3]	0.78%	0.78%	0.78%	0.78%	0.78%
After expense waivers and reimbursements	0.78%[3]	0.78%	0.78%	0.78%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.92%[3]	1.15%	2.26%	2.58%	1.87%	1.62%
Portfolio Turnover Rate	225%[2]	470%	405%	255%	291%	313%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 272

Metropolitan West Funds

Financial Highlights

			TOTAL RETURN BOND FUND PLAN CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$10.15	$10.46	$10.01	$9.84	$9.95	$10.20

Income from Investment Operations:
Net investment income[1]	0.07	0.17	0.28	0.29	0.23	0.20
Net realized and unrealized gain (loss)	0.13	0.23	0.54	0.17	(0.11)	(0.10)

Total Income from Investment Operations	0.20	0.40	0.82	0.46	0.12	0.10

Less Distributions:
From net investment income	(0.07)	(0.17)	(0.28)	(0.29)	(0.23)	(0.20)
From net capital gains	—	(0.54)	(0.09)	—	—	(0.15)

Total Distributions	(0.07)	(0.71)	(0.37)	(0.29)	(0.23)	(0.35)

Net Asset Value, End of Period	$10.28	$10.15	$10.46	$10.01	$9.84	$9.95

Total Return	1.96%[2]	3.65%	8.29%	4.80%	1.18%	1.03%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$24,167,005	$24,605,977	$23,822,841	$20,611,577	$18,363,121	$13,687,733
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%[3]	0.37%	0.37%	0.37%	0.37%	0.37%
After expense waivers and reimbursements	0.37%[3]	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.33%[3]	1.57%	2.67%	3.00%	2.28%	2.01%
Portfolio Turnover Rate	225%[2]	470%	405%	255%	291%	313%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

273 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

			ULTRA SHORT BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$4.25	$4.23	$4.26	$4.25	$4.27	$4.27

Income from Investment Operations:
Net investment income[1]	0.01	0.02	0.11	0.09	0.05	0.04
Net realized and unrealized gain (loss)	0.00 [2]	0.02	(0.03)	0.01	(0.02)	0.01

Total Income from Investment Operations	0.01	0.04	0.08	0.10	0.03	0.05

Less Distributions:
From net investment income	(0.01)	(0.02)	(0.11)	(0.09)	(0.05)	(0.04)
From net capital gains	—	—	—	—	—	(0.01)

Total Distributions	(0.01)	(0.02)	(0.11)	(0.09)	(0.05)	(0.05)

Net Asset Value, End of Period	$4.25	$4.25	$4.23	$4.26	$4.25	$4.27

Total Return	0.25%[3]	1.03%	1.85%	2.37%	0.68%	1.14%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$54,684	$61,925	$28,355	$34,376	$50,777	$66,238
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%[4]	0.65%	0.77%	0.74%	0.69%	0.67%
After expense waivers and reimbursements	0.50%[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.50%[4]	0.49%	2.53%	2.08%	1.14%	0.97%
Portfolio Turnover Rate	133%[3]	210%	303%	172%	183%	63%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.005 per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 274

Metropolitan West Funds

Financial Highlights

			ULTRA SHORT BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$4.26	$4.23	$4.27	$4.26	$4.27	$4.28

Income from Investment Operations:
Net investment income[1]	0.01	0.03	0.12	0.10	0.06	0.05
Net realized and unrealized gain (loss)	(0.00)	0.03	(0.04)	0.01	(0.01)	(0.00)[2]

Total Income from Investment Operations	0.01	0.06	0.08	0.11	0.05	0.05

Less Distributions:
From net investment income	(0.01)	(0.03)	(0.12)	(0.10)	(0.06)	(0.05)
From net capital gains	—	—	—	—	—	(0.01)

Total Distributions	(0.01)	(0.03)	(0.12)	(0.10)	(0.06)	(0.06)

Net Asset Value, End of Period	$4.26	$4.26	$4.23	$4.27	$4.26	$4.27

Total Return	0.33%[3]	1.43%	1.78%	2.53%	1.08%	1.06%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$187,203	$181,248	$76,340	$68,020	$68,698	$70,744
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%[4]	0.48%	0.58%	0.56%	0.52%	0.49%
After expense waivers and reimbursements	0.34%[4]	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.66%[4]	0.67%	2.70%	2.27%	1.30%	1.13%
Portfolio Turnover Rate	133%[3]	210%	303%	172%	183%	63%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

275 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

			UNCONSTRAINED BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$11.96	$11.12	$11.80	$11.83	$11.90	$11.72

Income from Investment Operations:
Net investment income[1]	0.15	0.30	0.42	0.41	0.29	0.25
Net realized and unrealized gain (loss)	0.01	0.93	(0.69)	(0.03)	(0.03)	0.22

Total Income (Loss) from Investment Operations	0.16	1.23	(0.27)	0.38	0.26	0.47

Less Distributions:
From net investment income	(0.14)	(0.30)	(0.41)	(0.41)	(0.31)	(0.25)
From net capital gains	—	(0.09)	—	—	(0.02)	(0.04)
Return of capital	—	—	—	(0.00)[2]	—	—

Total Distributions	(0.14)	(0.39)	(0.41)	(0.41)	(0.33)	(0.29)

Net Asset Value, End of Period	$11.98	$11.96	$11.12	$11.80	$11.83	$11.90

Total Return	1.34%[3]	11.14%	(2.47)%	3.31%	2.18%	4.11%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$260,489	$258,424	$267,139	$454,968	$642,999	$1,460,884
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.02%[4]	1.03%	1.03%	1.03%[5]	1.05%	1.04%[6]
After expense waivers and reimbursements	1.02%[4]	1.03%	1.03%	1.03%	1.04%	1.04%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.46%[4]	2.56%	3.49%	3.46%	2.39%	2.13%
Portfolio Turnover Rate	92%[3]	165%	85%	43%	62%	33%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.99%.
[6]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.02%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 276

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017
Net Asset Value, Beginning of Period	$11.95	$11.12	$11.79	$11.82	$11.89	$11.71

Income from Investment Operations:
Net investment income[1]	0.16	0.33	0.44	0.44	0.33	0.29
Net realized and unrealized gain (loss)	0.02	0.92	(0.67)	(0.02)	(0.04)	0.22

Total Income (Loss) from Investment Operations	0.18	1.25	(0.23)	0.42	0.29	0.51

Less Distributions:
From net investment income	(0.16)	(0.33)	(0.44)	(0.45)	(0.34)	(0.29)
From net capital gains	—	(0.09)	—	—	(0.02)	(0.04)
Return of capital	—	—	—	(0.00)[2]	—	—

Total Distributions	(0.16)	(0.42)	(0.44)	(0.45)	(0.36)	(0.33)

Net Asset Value, End of Period	$11.97	$11.95	$11.12	$11.79	$11.82	$11.89

Total Return	1.49%[3]	11.35%	(2.11)%	3.60%	2.49%	4.43%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,715,292	$3,271,289	$2,760,187	$2,651,631	$2,627,294	$1,996,550
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.74%[4]	0.75%	0.75%	0.75%	0.73%	0.73%
After expense waivers and reimbursements	0.74%[4]	0.75%	0.75%	0.75%	0.73%	0.73%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.74%[4]	2.82%	3.72%	3.76%	2.77%	2.46%
Portfolio Turnover Rate	92%[3]	165%	85%	43%	62%	33%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

277 / Semi-Annual Report September 2021

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND PLAN CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$11.94	$11.11	$11.96

Income from Investment Operations:
Net investment income[1]	0.17	0.34	0.03
Net realized and unrealized gain (loss)	0.01	0.92	(0.85)

Total Income (Loss) from Investment Operations	0.18	1.26	(0.82)

Less Distributions:
From net investment income	(0.16)	(0.34)	(0.03)
From net capital gains	—	(0.09)	—

Total Distributions	(0.16)	(0.43)	(0.03)

Net Asset Value, End of Period	$11.96	$11.94	$11.11

Total Return	1.51%[2]	11.44%	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$122,685	$63,815	$93 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.69%[4]	0.69%	0.68%[4]
After expense waivers and reimbursements	0.69%[4]	0.69%	0.68%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.84%[4]	2.88%	4.06%[4]
Portfolio Turnover Rate	92%[2]	165%	85%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.
*	The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2021 / 278

Notes to Financial Statements

September 30, 2021 (Unaudited)

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of thirteen separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), Metropolitan West Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Opportunistic High Income Credit Fund (the “Opportunistic High Income Credit Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Flexible Income Fund commenced investment operations on November 30, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operations on June 28, 2013 with Class M and Class I shares. The Plan Class was added on January 29, 2021. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Investment Grade Credit Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Opportunistic High Income Credit Fund commenced investment operations on August 2, 2021 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Class I-2 was added on March 6, 2020; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares; and the Plan Class was added on March 6, 2020. Each Fund is an investment company following the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, plus any borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from zero to eight years.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long-term capital appreciation, by investing normally at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

279 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield bonds (commonly known as “junk bonds”). The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, determined by the Adviser to be of comparable quality. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Investment Grade Credit Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Opportunistic High Income Credit Fund seeks to maximize total returns through a combination of current income and capital appreciation by investing at least 80% of its net assets in investments across a range of global investment opportunities related to income-generating credit securities, with an emphasis on higher volatility, lower-quality debt securities rated below investment grade, or unrated securities determined by the Adviser to be of comparable quality. There is no limit on the weighted average maturity of the Fund’s portfolio, and there is no limit on the Fund’s average portfolio duration.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration normally will remain within one year of its benchmark index. The Fund’s dollar-weighted average maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Semi-Annual Report September 2021 / 280

Notes to Financial Statements (Continued)

Security Valuation:

Fixed income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board” or the “Board of Trustees”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (e.g., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which those securities are traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and ask prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and ask prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods approved by the Board of Trustees include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendations provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use significant unobservable inputs to determine NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

281 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the six months ended September 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Semi-Annual Report September 2021 / 282

Notes to Financial Statements (Continued)

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index-specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest

283 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Total return swaps. Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be categorized as Level 1. Other government and agencies securities are quoted based on similar securities and yields, and therefore would be categorized as Level 2.

As of September 30, 2021, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and credit default swaps.

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of September 30, 2021 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$71,068	$—	$—	$71,068
U.S. Agency Discount Notes	—	1,999,992	—	1,999,992
U.S. Treasury Bills	1,499,993	—	—	1,499,993

Long-Term Investments:
Asset-Backed Securities	—	6,708,677	22,235	6,730,912
Corporates	—	10,996,376	—	10,996,376
Mortgage-Backed Securities	—	8,529,067	29,143	8,558,210
Municipal Bonds	—	773,810	—	773,810
Mutual Funds	10,683,463	—	—	10,683,463
U.S. Treasury Securities	2,255,282	—	—	2,255,282

Other Financial Instruments*

Liabilities:
Equity contracts	(1,749,338)	—	—	(1,749,338)

Total	$12,760,468	$29,007,922	$51,378	$41,819,768

*Other financial instruments include futures. Equity contracts include futures.

Semi-Annual Report September 2021 / 284

Notes to Financial Statements (Continued)

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$415,345	$—	$—	$415,345

Long-Term Investments:
Asset-Backed Securities	—	—	43,691	43,691
Corporates	—	12,315,676	5,355	12,321,031
Mortgage-Backed Securities	—	114,127	18,091	132,218
Municipal Bonds	—	348,936	—	348,936
U.S. Treasury Securities	1,285,510	—	—	1,285,510

Other Financial Instruments*

Assets:
Interest rate contracts	16,080	2,321	—	18,401

Liabilities:
Interest rate contracts	(2,209)	(361)	—	(2,570)

Total	$1,714,726	$12,780,699	$67,137	$14,562,562

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$1,085,262	$—	$—	$1,085,262
U.S. Treasury Bills	1,999,670	—	—	1,999,670

Long-Term Investments:
Asset-Backed Securities	—	32,455,818	744,724	33,200,542
Bank Loans	—	15,750,368	—	15,750,368
Common Stock	402,135	—	—	402,135
Corporates	—	50,238,413	497,973	50,736,386
Foreign Government Obligations	—	4,235,820	—	4,235,820
Mortgage-Backed Securities	—	85,379,870	2,408,133	87,788,003
Municipal Bonds	—	852,068	—	852,068
U.S. Treasury Securities	1,815,393	—	—	1,815,393
Warrant	85,453	—	—	85,453

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	56,207	—	56,207
Interest rate contracts	591,604	—	—	591,604

Liabilities:

Foreign currency exchange contracts	—	(18,843)	—	(18,843)
Interest rate contracts	(241,667)	—	—	(241,667)

Total	$5,737,850	$188,949,721	$3,650,830	$198,338,401

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

285 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$19,411,002	$—	$—	$19,411,002
U.S. Treasury Bills	24,996,244	—	—	24,996,244

Long-Term Investments:
Bank Loans	—	406,319,211	3,270,522	409,589,733
Corporates	—	32,670,138	—	32,670,138
Warrant	128,464	—	—	128,464

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	54,624	—	54,624

Liabilities:
Foreign currency exchange contracts	—	(18,494)	—	(18,494)

Total	$44,535,710	$439,025,479	$3,270,522	$486,831,711

*Other financial instruments include foreign currency exchange contracts.

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$18,200,000	$—	$—	$18,200,000
U.S. Treasury Bills	24,997,480	—	—	24,997,480

Long-Term Investments:
Bank Loans	—	146,470,753	2,390,987	148,861,740
Common Stock	2,644,146	—	—	2,644,146
Corporates	—	600,248,650	4,007,877	604,256,527
Warrant	161,345	—	—	161,345

Other Financial Instruments*

Assets:
Credit contracts	—	37,016	115,984	153,000
Foreign currency exchange contracts	—	95,156	—	95,156
Interest rate contracts	258,343	—	—	258,343

Liabilities:
Foreign currency exchange contracts	—	(32,228)	—	(32,228)
Interest rate contracts	(165,443)	—	—	(165,443)

Total	$46,095,871	$746,819,347	$6,514,848	$799,430,066

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

Semi-Annual Report September 2021 / 286

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$45,210	$—	$—	$45,210

Long-Term Investments:
Asset-Backed Securities	—	78,312,508	2,233,086	80,545,594
Bank Loans	—	8,871,940	—	8,871,940
Common Stock	—	—	—	—
Corporates	—	211,738,955	522,068	212,261,023
Mortgage-Backed Securities	—	106,192,945	—	106,192,945
Municipal Bonds	—	6,454,378	—	6,454,378
Purchased Options	247,500	—	—	247,500
U.S. Treasury Securities	444,665,214	—	—	444,665,214

Other Financial Instruments*

Assets:
Credit contracts	—	10,702	120,951	131,653
Interest rate contracts	217,838	—	—	217,838

Liabilities:
Interest rate contracts	(220,610)	—	—	(220,610)

Total	$444,955,152	$411,581,428	$2,876,105	$859,412,685

*Other financial instruments include futures, swaps and written options. Credit contracts include swaps. Interest rate contracts include futures and written options.

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$27,530	$—	$—	$27,530

Long-Term Investments:
Asset-Backed Securities	—	1,483,506	38,836	1,522,342
Corporates	—	16,562,713	13,386	16,576,099
Mortgage-Backed Securities	—	4,076,134	50,600	4,126,734
Municipal Bonds	—	626,222	—	626,222
U.S. Treasury Securities	6,548,518	—	—	6,548,518

Other Financial Instruments*

Assets:
Interest rate contracts	62,728	5,659	—	68,387

Liabilities:
Interest rate contracts	(15,963)	(6,237)	—	(22,200)

Total	$6,622,813	$22,747,997	$102,822	$29,473,632

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

287 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$16,875,000	$—	$—	$16,875,000
U.S. Agency Discount Notes	—	24,999,806	—	24,999,806
U.S. Treasury Bills	114,992,539	—	—	114,992,539

Long-Term Investments:
Asset-Backed Securities	—	441,258,240	7,749,871	449,008,111
Bank Loans	—	29,496,713	—	29,496,713
Common Stock	—	—	—	—
Corporates	—	765,539,065	2,096,305	767,635,370
Mortgage-Backed Securities	—	969,283,865	—	969,283,865
Municipal Bonds	—	24,583,866	—	24,583,866
Purchased Options	817,500	—	—	817,500
Purchased Swaptions	—	1,713	—	1,713
U.S. Treasury Securities	717,420,722	—	—	717,420,722

Other Financial Instruments*

Assets:
Credit contracts	—	31,735	391,191	422,926
Interest rate contracts	3,229,408	—	—	3,229,408

Liabilities:
Interest rate contracts	(520,015)	(840)	—	(520,855)

Total	$852,815,154	$2,255,194,163	$10,237,367	$3,118,246,684

*Other financial instruments include futures, swaps, written options and written swaptions. Credit contracts include swaps. Interest rate contracts include futures, written options and written swaptions.

OPPORTUNISTIC HIGH INCOME CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$137,509	$—	$—	$137,509
U.S. Treasury Bills	474,958	—	—	474,958

Long-Term Investments:
Bank Loans	—	305,343	32,849	338,192
Common Stock	344,122	—	—	344,122
Corporates	—	1,451,698	25,166	1,476,864
Master Limited Partnerships	74,385	—	—	74,385
Mortgage-Backed Securities	—	505,718	41,769	547,487

Other Financial Instruments*

Liabilities:
Interest rate contracts	(25)	—	—	(25)

Total	$1,030,949	$2,262,759	$99,784	$3,393,492

*Other financial instruments include futures. Interest rate contracts include futures.

Semi-Annual Report September 2021 / 288

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$35,546	$—	$—	$35,546
U.S. Agency Discount Notes	—	999,996	—	999,996
U.S. Treasury Bills	1,799,863	—	—	1,799,863

Long-Term Investments:
Asset-Backed Securities	—	8,941,711	121,399	9,063,110
Common Stock	70,965	—	—	70,965
Corporates	—	8,553,075	32,127	8,585,202
Mortgage-Backed Securities	—	9,951,008	126,270	10,077,278
Municipal Bonds	—	144,940	—	144,940

Other Financial Instruments*

Assets:
Interest rate contracts	61,039	6,979	—	68,018

Liabilities:
Interest rate contracts	(6,575)	(8,643)	—	(15,218)

Total	$1,960,838	$28,589,066	$279,796	$30,829,700

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$2,002,373,031	$—	$—	$2,002,373,031
Repurchase Agreements	—	750,000,000	—	750,000,000
U.S. Agency Discount Notes	—	3,337,872,517	—	3,337,872,517
U.S. Treasury Bills	4,282,799,066	—	—	4,282,799,066

Long-Term Investments:
Asset-Backed Securities	—	4,902,658,424	31,253,500	4,933,911,924
Bank Loans	—	1,402,938,536	3,783,098	1,406,721,634
Common Stock	—	—	—	—
Corporates	—	20,632,623,883	59,892,194	20,692,516,077
Foreign Government Obligations	—	846,281,615	—	846,281,615
Mortgage-Backed Securities	—	33,902,191,752	7,079,493	33,909,271,245
Municipal Bonds	—	543,152,472	—	543,152,472
Purchased Options	21,806,250	—	—	21,806,250
Purchased Swaptions	—	12,344,628	—	12,344,628
U.S. Treasury Securities	34,508,031,568	247,075,672	—	34,755,107,240

Other Financial Instruments*

Assets:
Credit contracts	—	562,102	1,168,608	1,730,710
Foreign currency exchange contracts	—	5,288,986	—	5,288,986
Interest rate contracts	12,467,051	20,823,344	—	33,290,395

Liabilities:
Foreign currency exchange contracts	—	(1,963,955)	—	(1,963,955)
Interest rate contracts	(48,174,917)	(26,698,819)	—	(74,873,736)

Total	$40,779,302,049	$66,575,151,157	$103,176,893	$107,457,630,099

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written options. Credit contracts include swaps. Interest rate contracts include futures, swaps and written options.

289 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$9,206,264	$—	$—	$9,206,264
U.S. Treasury Bills	43,495,779	—	—	43,495,779

Long-Term Investments:
Asset-Backed Securities	—	27,627,873	15,421	27,643,294
Corporates	—	54,378,850	—	54,378,850
Mortgage-Backed Securities	—	63,912,522	—	63,912,522
Municipal Bonds	—	1,744,124	—	1,744,124
Purchased Options	75,000	—	—	75,000
U.S. Treasury Securities	58,191,882	—	—	58,191,882

Other Financial Instruments*

Assets:
Credit contracts	—	3,614	—	3,614
Interest rate contracts	261,704	—	—	261,704

Liabilities:
Interest rate contracts	(38,750)	—	—	(38,750)

Total	$111,191,879	$147,666,983	$15,421	$258,874,283

*Other financial instruments include futures, swaps and written options. Credit contracts include swaps. Interest rate contracts include futures and written options.

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$125,994,259	$—	$—	$125,994,259
U.S. Agency Discount Notes	—	124,999,222	—	124,999,222
U.S. Treasury Bills	524,924,782	—	—	524,924,782

Long-Term Investments:
Asset-Backed Securities	—	922,548,555	10,000,343	932,548,898
Bank Loans	—	178,042,439	334,656	178,377,095
Common Stock	9,178,140	—	—	9,178,140
Corporates	—	963,653,803	3,667,864	967,321,667
Foreign Government Obligations	—	112,089,302	—	112,089,302
Mortgage-Backed Securities	—	1,422,372,976	77,873	1,422,450,849
Municipal Bonds	—	21,361,072	—	21,361,072
Purchased Options	1,170,000	—	—	1,170,000
U.S. Treasury Securities	34,587,286	—	—	34,587,286

Other Financial Instruments*

Assets:
Credit contracts	—	96,085	540,481	636,566
Foreign currency exchange contracts	—	145,848	—	145,848
Interest rate contracts	10,566,062	932,039	—	11,498,101

Liabilities:
Foreign currency exchange contracts	—	(49,725)	—	(49,725)
Interest rate contracts	(3,610,718)	(1,138,496)	—	(4,749,214)

Total	$702,809,811	$3,745,053,120	$14,621,217	$4,462,484,148

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written options. Credit contracts include swaps. Interest rate contracts include futures, swaps and written options.

Certain securities held by the Funds are categorized as Level 3 investments. Their prices may be derived by utilizing unobservable prior transaction values or information from third party valuation services. The value of Level 3 investments could be significantly affected by changes in these unobservable inputs.

Semi-Annual Report September 2021 / 290

Notes to Financial Statements (Continued)

For the six months ended September 30, 2021, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	ASSET-BACKED SECURITIES	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2021	$—	$62,388
Accrued discounts/premiums	—	(5,917)
Realized gain (loss)	—	—
Change in unrealized (depreciation)*	—	(5,093)
Purchases	—	—
Sales	—	—
Other**	22,235	(22,235)
Transfers into Level 3***	—	—
Transfers out of Level 3***	—	—

Balance as of
September 30, 2021	$22,235	$29,143

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $(5,093) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Certain Level 3 investments were re-classified between Mortgage-Backed Securities – Non-Agency and Asset-Backed Securities.

***There were no transfers between level 2 and 3 for the period ended September 30, 2021.

CORPORATE BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2021	$44,118	$5,267	$25,014
Accrued discounts/premiums	—	(25)	(1,128)
Realized (loss)	—	(5)	—
Change in unrealized appreciation (depreciation)*	803	648	(5,795)
Purchases	—	—	—
Sales	(1,230)	(530)	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of
September 30, 2021	$43,691	$5,355	$18,091

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $(4,343) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2021.

291 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2021	$815,348	$213,302	$2,696,696
Accrued discounts/premiums	(4,415)	31,069	(65,016)
Realized gain (loss)	—	1,528	(1,961)
Change in unrealized appreciation (depreciation)*	(51,172)	21,153	(212,870)
Purchases	—	252,398	—
Sales	(15,037)	(21,477)	(8,716)
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of
September 30, 2021	$744,724	$497,973	$2,408,133

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $(241,818) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2021.

FLOATING RATE INCOME FUND	BANK LOANS
Balance as of
April 1, 2021	$3,008,358
Accrued discounts/premiums	(41,287)
Realized (loss)	(95,992)
Change in unrealized appreciation*	258,480
Purchases	194,730
Sales	(53,767)
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of
September 30, 2021	$3,270,522

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $158,210 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2021.

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS
Balance as of
April 1, 2021	$2,009,394	$—	$1,124,446	—
Accrued discounts/premiums	876	—	207,539	(11,820)
Realized gain	4,041	—	8,056	—
Change in unrealized appreciation*	491	—	83,848	3,690
Purchases	841,185	—	2,697,208	124,114
Sales	(465,000)	—	(113,220)	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of
September 30, 2021	$2,390,987	$—	$4,007,877	$115,984

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $89,701 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2021.

Semi-Annual Report September 2021 / 292

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	CREDIT DEFAULT SWAPS
Balance as of
April 1, 2021	$2,254,916	$513,506	—
Accrued discounts/premiums	—	(2,909)	(13,114)
Realized (loss)	—	(545)	—
Change in unrealized appreciation*	41,051	63,721	3,486
Purchases	—	—	130,579
Sales	(62,881)	(51,705)	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of
September 30, 2021	$2,233,086	$522,068	$120,951

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $105,096 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2021.

INVESTMENT GRADE CREDIT FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2021	$39,216	$13,167	$65,397
Accrued discounts/premiums	—	(64)	(1,928)
Realized (loss)	—	(12)	—
Change in unrealized appreciation (depreciation)*	714	1,621	(12,869)
Purchases	—	—	—
Sales	(1,094)	(1,326)	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of
September 30, 2021	$38,836	$13,386	$50,600

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $(10,534) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2021.

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2021	$6,666,708	$2,061,924	—	$1,343,373
Accrued discounts/premiums	(29,902)	(13,004)	(39,868)	—
Realized (loss)	—	(2,436)	—	—
Change in unrealized appreciation (depreciation)*	(44,398)	257,435	12,448	—
Purchases	—	—	418,611	—
Sales	(185,910)	(207,614)	—	—
Other**	1,343,373	—	—	(1,343,373)
Transfers into Level 3***	—	—	—	—
Transfers out of Level 3***	—	—	—	—

Balance as of
September 30, 2021	$7,749,871	$2,096,305	$391,191	$—

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $215,256 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Certain Level 3 investments were re-classified between Mortgage-Backed Securities – Non-Agency and Asset-Backed Securities.

***There were no transfers between level 2 and 3 for the period ended September 30, 2021.

293 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

OPPORTUNISTIC HIGH INCOME CREDIT FUND	BANK LOANS	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of August 2, 2021*	$—	$—	$—
Accrued discounts/premiums	—	303	(97)
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)**	(316)	(912)	3,537
Purchases	33,165	25,775	38,329
Sales	—	—	—
Transfers into Level 3***	—	—	—
Transfers out of Level 3***	—	—	—

Balance as of September 30, 2021	$32,849	$25,166	$41,769

*Commencement of Operations.

**The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $2,308 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

***There were no transfers between level 2 and 3 for the period ended September 30, 2021.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$122,413	$31,600	$159,315
Accrued discounts/premiums	127	(230)	37,785
Realized (loss)	—	(43)	—
Change in unrealized appreciation (depreciation)*	909	3,982	(70,830)
Purchases	—	—	—
Sales	(2,050)	(3,182)	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of September 30, 2021	$121,399	$32,127	$126,270

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $(65,940) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2021.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$31,559,020	$4,248,631	$54,418,554	—	$8,525,700
Accrued discounts/premiums	—	24,681	(236,652)	(119,494)	(676,563)
Realized (loss)	—	(181,196)	(99,615)	—	—
Change in unrealized appreciation (depreciation)*	574,543	120,867	6,312,845	33,417	(769,644)
Purchases	—	419,040	4,916,085	1,254,685	—
Sales	(880,063)	(848,925)	(5,419,023)	—	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of September 30, 2021	$31,253,500	$3,783,098	$59,892,194	$1,168,608	$7,079,493

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $6,241,472 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2021.

Semi-Annual Report September 2021 / 294

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	ASSET-BACKED SECURITIES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$—	$18,543
Accrued discounts/premiums	(3,081)	—
Realized gain (loss)	—	—
Change in unrealized (depreciation)*	(41)	—
Purchases	—	—
Sales	—	—
Other**	18,543	(18,543)
Transfers into Level 3***	—	—
Transfers out of Level 3***	—	—

Balance as of September 30, 2021	$15,421	$—

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $(41) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Certain Level 3 investments were re-classified between Mortgage-Backed Securities – Non-Agency and Asset-Backed Securities.

***There were no transfers between level 2 and 3 for the period ended September 30, 2021.

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$10,098,102	$375,837	$3,607,708	—	$97,063
Accrued discounts/premiums	—	2,182	(26,835)	(58,601)	18,184
Realized (loss)	—	(16,030)	(5,024)	—	—
Change in unrealized appreciation (depreciation)*	183,840	10,695	455,273	15,578	(37,374)
Purchases	—	37,069	—	583,504	—
Sales	(281,599)	(75,097)	(363,258)	—	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of September 30, 2021	$10,000,343	$334,656	$3,667,864	$540,481	$77,873

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2021 was $613,880 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2021.

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2021, are as follows:

ALPHATRAK 500 FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$22,235	Third-Party Vendor	Vendor Prices	$1.29	$1.29
Mortgage-Backed Securities-Commercial Mortgage-Backed	$29,143	Third-Party Vendor	Vendor Prices	$0.21 - $3.26	$2.61

CORPORATE BOND FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$43,691	Broker Quote	Offered Quote	$100.29	$100.29
Corporate Securities	$5,355	Third-Party Vendor	Vendor Prices	$93.00	$93.00
Mortgage-Backed Securities-Commercial Mortgage-Backed	$18,091	Third-Party Vendor	Vendor Prices	$0.21 - $2.05	$1.51

295 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$533,999	Broker Quote	Offered Quote	$100.29	$100.29
Asset-Backed Securities	$210,725	Third-Party Vendor	Vendor Prices	$2.21	$2.21
Corporate Securities	$497,973	Third-Party Vendor	Vendor Prices	$93.00	$93.00
Mortgage-Backed Securities-Commercial Mortgage-Backed	$641,726	Third-Party Vendor	Vendor Prices	$2.05	$2.05
Mortgage-Backed Securities-Non-Agency	$1,766,407	Third-Party Vendor	Vendor Prices	$2.78 - $30.21	$8.60

FLOATING RATE INCOME FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$3,270,522	Third-Party Vendor	Vendor Prices	$66.33 - $101.31	$92.93

HIGH YIELD BOND FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$2,390,987	Third-Party Vendor	Vendor Prices	$99.54	$99.54
Common Stock	$—	Broker Quote	Offered Quote	$—	$—
Corporate Securities	$4,007,877	Third-Party Vendor	Vendor Prices	$93.00	$93.00
Credit Default Swaps	$115,984	Broker Quote	Offered Quote	$—	$—

INTERMEDIATE BOND FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$2,233,086	Broker Quote	Offered Quote	$100.29	$100.29
Common Stock	$—	Broker Quote	Offered Quote	$—	$—
Corporate Securities	$522,068	Third-Party Vendor	Vendor Prices	$93.00	$93.00
Credit Default Swaps	$120,951	Broker Quote	Offered Quote	$—	$—

INVESTMENT GRADE CREDIT FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$38,836	Broker Quote	Offered Quote	$100.29	$100.29
Corporate Securities	$13,386	Third-Party Vendor	Vendor Prices	$93.00	$93.00
Mortgage-Backed Securities-Commercial Mortgage-Backed	$50,600	Third-Party Vendor	Vendor Prices	$0.21 - $2.05	$1.77

LOW DURATION BOND FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$6,602,168	Broker Quote	Offered Quote	$100.29	$100.29
Asset-Backed Securities	$1,147,703	Third-Party Vendor	Vendor Prices	$1.61	$1.61
Common Stock	$—	Broker Quote	Offered Quote	$—	$—
Corporate Securities	$2,096,305	Third-Party Vendor	Vendor Prices	$93.00	$93.00
Credit Default Swaps	$391,191	Broker Quote	Offered Quote	$—	$—

OPPORTUNISTIC HIGH INCOME CREDIT FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$32,849	Third-Party Vendor	Vendor Prices	$99.54	$99.54
Corporate Securities	$25,166	Third-Party Vendor	Vendor Prices	$93.00	$93.00
Mortgage-Backed Securities-Non-Agency	$41,769	Third-Party Vendor	Vendor Prices	$19.04	$19.04

Semi-Annual Report September 2021 / 296

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$72,818	Broker Quote	Offered Quote	$100.29	$100.29
Asset-Backed Securities	$48,581	Third-Party Vendor	Vendor Prices	$11.57	$11.57
Corporate Securities	$32,127	Third-Party Vendor	Vendor Prices	$93.00	$93.00
Mortgage-Backed Securities-Non-Agency	$126,270	Third-Party Vendor	Vendor Prices	$7.44	$7.44

TOTAL RETURN BOND FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$31,253,500	Broker Quote	Offered Quote	$100.29	$100.29
Bank Loans	$3,783,098	Third-Party Vendor	Vendor Prices	$72.50	$72.50
Common Stock	$—	Broker Quote	Offered Quote	$—	$—
Corporate Securities	$59,892,194	Third-Party Vendor	Vendor Prices	$93.00 - $117.69	$94.72
Mortgage-Backed Securities-Non-Agency	$7,079,493	Third-Party Vendor	Vendor Prices	$0.86 - $2.34	$1.63
Credit Default Swaps	$1,168,608	Broker Quote	Offered Quote	$—	$—

ULTRA SHORT BOND FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$15,421	Third-Party Vendor	Vendor Prices	$1.29	$1.29

UNCONSTRAINED BOND FUND	FAIR VALUE AT 9/30/21	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$10,000,343	Broker Quote	Offered Quote	$100.29	$100.29
Bank Loans	$334,656	Third-Party Vendor	Vendor Prices	$72.50	$72.50
Common Stock	$—	Broker Quote	Offered Quote	$—	$—
Corporate Securities	$3,667,864	Third-Party Vendor	Vendor Prices	$93.00	$93.00
Mortgage-Backed Securities-Non-Agency	$77,873	Third-Party Vendor	Vendor Prices	$0.60 - $7.44	$6.42
Credit Default Swaps	$540,481	Broker Quote	Offered Quote	$—	$—

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2021:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES

DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap	Unrealized depreciation on swap
	contracts Premiums paid for swap	contracts Premiums received on swap
	contracts Receivable for daily variation	contracts Payable for daily variation
	margin Investments, at value	margin Options written
Credit contracts	Unrealized appreciation on swap	Unrealized depreciation on swap
	contracts Premiums paid for swap	contracts Premiums received for swap
	contracts	contracts
Equity contracts	Unrealized appreciation on swap	Unrealized depreciation on swap
	contracts Premiums paid for swap	contracts Premiums received for swap
	contracts Receivable for daily variation	contracts Payable for daily variation
	margin	margin
	—	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign	Unrealized depreciation on foreign
	currency exchange contracts	currency exchange contracts

297 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2021:

		ASSET DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$153,000	$131,653
Interest contracts:
Futures[1]	—	16,080	591,604	—	258,343	217,838
Options and swaptions purchased	—	—	—	—	—	247,500
Swaps	—	2,321	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	56,207	54,624	95,156	—

Total	$—	$18,401	$647,811	$54,624	$506,499	$596,991

		ASSET DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND
Credit contracts:
Swaps	$—	$422,926	$—	$—	$1,730,710	$3,614
Interest contracts:
Futures[1]	62,728	3,229,408	—	61,039	12,467,051	261,704
Options and swaptions purchased	—	819,213	—	—	34,150,878	75,000
Swaps	5,659	—	—	6,979	20,823,344	—
Foreign currency exchange contracts:
Forwards	—	—	—	—	5,288,986	—

Total	$68,387	$4,471,547	$—	$68,018	$74,460,969	$340,318

ASSET DERIVATIVE INVESTMENTS
UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$636,566
Interest contracts:
Futures[1]	10,566,062
Options and swaptions purchased	1,170,000
Swaps	932,039
Foreign currency exchange contracts:
Forwards	145,848

Total	$13,450,515

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

		LIABILITY DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Equity contracts:
Futures[1]	$(1,749,338)	$—	$—	$—	$—	$—
Interest contracts:
Futures[1]	—	(2,209)	(241,667)	—	(165,443)	(92,735)
Options and swaptions written	—	—	—	—	—	(127,875)
Swaps	—	(361)	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	(18,843)	(18,494)	(32,228)	—

Total	$(1,749,338)	$(2,570)	$(260,510)	$(18,494)	$(197,671)	$(220,610)

Semi-Annual Report September 2021 / 298

Notes to Financial Statements (Continued)

		LIABILITY DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND
Interest contracts:
Futures[1]	$(15,963)	$(97,640)	$(25)	$(6,575)	$(37,445,542)	$—
Options and swaptions written	—	(423,215)	—	—	(10,729,375)	(38,750)
Swaps	(6,237)	—	—	(8,643)	(26,698,819)	—
Foreign currency exchange contracts:
Forwards	—	—	—	—	(1,963,955)	—

Total	$(22,200)	$(520,855)	$(25)	$(15,218)	$(76,837,691)	$(38,750)

LIABILITY DERIVATIVE INVESTMENTS
UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$(3,006,218)
Options and swaptions written	(604,500)
Swaps	(1,138,496)
Foreign currency exchange contracts:
Forwards	(49,725)

Total	$(4,798,939)

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended September 30, 2021:

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$44,303	$15,690
Equity contracts:
Futures	5,065,453	—	—	—	—	—
Interest contracts:
Futures	—	(20,858)	(632,281)	—	109,714	(598,403)
Options and swaptions purchased[1]	—	—	—	—	—	58,798
Options and swaptions written	—	—	—	—	—	(27,103)
Swaps	—	(17)	—	—	—	—
Foreign currency exchange contracts:
Forwards	20,871	—	8,433	443,267	41,656	—

Total	$5,086,324	$(20,875)	$(623,848)	$443,267	$195,673	$(551,018)

299 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND
Credit contracts:
Swaps	$—	$46,389	$—	$—	$655,244	$3,999
Interest contracts:
Futures	(52,173)	(2,141,925)	—	(94,075)	106,422,141	(188,110)
Options and swaptions purchased[1]	—	186,768	—	—	14,870,643	19,793
Options and swaptions written	—	(86,093)	—	—	(1,687,141)	(10,472)
Swaps	(31)	—	—	(36)	(103,604)	—
Foreign currency exchange contracts:
Forwards	—	1,443,076	—	—	40,012,385	268,341

Total	$(52,204)	$(551,785)	$—	$(94,111)	$160,169,668	$93,551

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$123,515
Interest contracts:
Futures	(13,276,926)
Options and swaptions purchased[1]	269,779
Options and swaptions written	(124,356)
Swaps	(4,782)
Foreign currency exchange contracts:
Forwards	2,148,621

Total	$(10,864,149)

1Options and swaptions purchased are included in net realized gain (loss) from investments — unaffiliated.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$4,769	$3,798
Equity contracts:
Futures	(1,882,570)	—	—	—	—	—
Interest contracts:
Futures	—	(7,104)	8,295	—	38,185	42,395
Options and swaptions purchased[1]	—	—	—	—	—	117,254
Options and swaptions written	—	—	—	—	—	(49,366)
Swaps	—	1,960	—	—	—	—
Foreign currency exchange contracts:
Forwards	(20,568)	—	24,060	(381,094)	62,928	—

Total	$(1,903,138)	$(5,144)	$32,355	$(381,094)	$105,882	$114,081

Semi-Annual Report September 2021 / 300

Notes to Financial Statements (Continued)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND
Credit contracts:
Swaps	$—	$13,372	$—	$—	$49,804	$106
Interest contracts:
Futures	9,389	967,707	(25)	(49,970)	(6,408,384)	129,609
Options and swaptions purchased[1]	—	381,606	—	—	(1,218,431)	36,024
Options and swaptions written	—	(158,296)	—	—	2,904,558	(15,452)
Swaps	(578)	—	—	(1,664)	(5,875,475)	—
Foreign currency exchange contracts:
Forwards	—	(1,422,086)	—	—	(38,955,574)	(264,437)

Total	$8,811	$(217,697)	$(25)	$(51,634)	$(49,503,502)	$(114,150)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$18,379
Interest contracts:
Futures	(2,517,181)
Options and swaptions purchased[1]	553,974
Options and swaptions written	(233,051)
Swaps	(206,457)
Foreign currency exchange contracts:
Forwards	(2,056,034)

Total	$(4,440,370)

1Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

301 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Financial futures contracts:
Average number of contracts purchased	170	7	212	—	223	318
Average number of contracts sold	—	6	129	—	89	55
Average value of contracts purchased	$817,167	$4,037	$119,710	$—	$85,420	$114,697
Average value of contracts sold	$—	$18,166	$395,939	$—	$128,795	$217,377
Purchased options:
Average number of contracts	—	—	—	—	—	83
Average notional value	$—	$—	$—	$—	$—	$32,562
Written options:
Average number of contracts	—	—	—	—	—	165
Average notional value	$—	$—	$—	$—	$—	$19,627
Credit default swaps:
Average number of contracts - sell protection	—	—	—	—	1	1
Average notional value - sell protection	$—	$—	$—	$—	$3,492,500	$1,383,750
Interest rate swaps:
Average number of contracts - pays fixed rate	—	1	—	—	—	—
Average number of contracts - receives fixed rate	—	1	—	—	—	—
Average notional - pays fixed rate	$—	$283	$—	$—	$—	$—
Average notional - receives fixed rate	$—	$24	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	1	—	3	2	2	—
Average value of contracts sold	$6,521	$—	$13,474	$126,901	$29,673	$—

Semi-Annual Report September 2021 / 302

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND
Financial futures contracts:
Average number of contracts purchased	27	192	1	5	5,610	—
Average number of contracts sold	15	1,134	—	18	4,025	193
Average value of contracts purchased	$16,341	$24,410	$6	$1,757	$26,436,258	$—
Average value of contracts sold	$47,608	$1,670,558	$—	$68,329	$5,004,190	$111,415
Purchased options:
Average number of contracts	—	273	—	—	32,463	25
Average notional value	$—	$107,804	$—	$—	$15,438,774	$9,744
Written options:
Average number of contracts	—	545	—	—	56,175	50
Average notional value	$—	$200,081	$—	$—	$13,810,805	$5,825
Credit default swaps:
Average number of contracts - sell protection	—	1	—	—	—	1
Average notional value - sell protection	$—	$4,242,500	$—	$—	$—	$292,500
Interest rate swaps:
Average number of contracts - pays fixed rate	1	—	—	1	1	—
Average number of contracts - receives fixed rate	1	—	—	1	1	—
Average notional - pays fixed rate	$514	$—	$—	$578	$1,706,784	$—
Average notional - receives fixed rate	$43	$—	$—	$49	$143,594	$—
Purchased swaptions:
Average number of contracts	—	1	—	—	2	—
Average notional value	$—	$939,000	$—	$—	$8,172,180	$—
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$540,000	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	1	—	1	4	1
Average value of contracts sold	$—	$609,730	$—	$985	$14,351,866	$106,174

303 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	2,811
Average number of contracts sold	2,495
Average value of contracts purchased	$1,855,380
Average value of contracts sold	$8,645,607
Purchased options:
Average number of contracts	390
Average notional value	$154,007
Written options:
Average number of contracts	780
Average notional value	$92,862
Credit default swaps:
Average number of contracts - sell protection	1
Average notional value - sell protection	$10,090,000
Interest rate swaps:
Average number of contracts - pays fixed rate	1
Average number of contracts - receives fixed rate	1
Average notional - pays fixed rate	$78,278
Average notional - receives fixed rate	$6,594
Foreign currency exchange contracts:
Average number of contracts sold	647,724
Average value of contracts sold	$5

1Amounts disclosed represent the volume of derivative contracts for the period ended September 30, 2021.

Counterparty Credit Risk:

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds to perform, and not the counterparty.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net

Semi-Annual Report September 2021 / 304

Notes to Financial Statements (Continued)

payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically of $250,000 or $500,000 before a transfer is required, which is determined at the close of business of the Fund, and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents Flexible Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	FLEXIBLE INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$56,207	$—	$(18,843)	$37,364

Total	$56,207	$—	$(18,843)	$37,364

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

305 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

The following table presents Flexible Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	FLEXIBLE INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$18,843	$—	$(18,843)	$—

Total	$18,843	$—	$(18,843)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents Floating Rate Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	FLOATING RATE INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$54,624	$—	$(18,494)	$36,130

Total	$54,624	$—	$(18,494)	$36,130

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Floating Rate Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	FLOATING RATE INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$18,494	$—	$(18,494)	$—

Total	$18,494	$—	$(18,494)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

Semi-Annual Report September 2021 / 306

Notes to Financial Statements (Continued)

The following table presents High Yield Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	HIGH YIELD FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets Inc.
Credit Default Swaps	$115,984	$—	$—	$115,984

Credit Suisse First Boston International
Credit Default Swaps	$37,016	$—	$—	$37,016

Goldman Sachs International
Foreign Currency Exchange Contracts	$95,156	$—	$(32,228)	$62,928

Total	$248,156	$—	$(32,228)	$215,928

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents High Yield Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	HIGH YIELD FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$32,228	$—	$(32,228)	$—

Total	$32,228	$—	$(32,228)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents Intermediate Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	INTERMEDIATE BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets Inc.
Credit Default Swaps	$120,951	$—	$—	$120,951

Credit Suisse First Boston International
Credit Default Swaps	$10,702	$—	$—	$10,702

Total	$131,653	$—	$—	$131,653

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

307 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	LOW DURATION BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets Inc.
Credit Default Swaps	$391,191	$—	$—	$391,191

Credit Suisse First Boston International
Credit Default Swaps	$31,735	$(31,735)	$—	$—

Goldman Sachs International
Swaptions	$1,713	$(873)	$(840)	$—

Total	$424,639	$(32,608)	$(840)	$391,191

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	LOW DURATION BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Swaptions	$840	$—	$ (840)	$—

Total	$840	$—	$ (840)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Barclays Bank PLC
Swaptions	$2,653,734	$(401,893)	$—	$2,251,841

Citigroup Global Markets Inc.
Swaptions	$1,522,344	$—	$—	$1,522,344

Credit Suisse First Boston International
Credit Default Swaps	$1,730,710	$(1,730,710)	$—	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$5,288,986	$(1,807,860)	$(1,963,955)	$1,517,171
Swaptions	8,168,550	(2,792,140)	—	5,376,410

Total Goldman Sachs International	$13,457,536	$(4,600,000)	$(1,963,955)	$6,893,581

Total	$19,364,324	$(6,732,603)	$(1,963,955)	$10,667,766

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2021 / 308

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$1,963,955	$—	$(1,963,955)	$—

Total	$1,963,955	$—	$(1,963,955)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents Ultra Short Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	ULTRA SHORT BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Credit Suisse First Boston International
Credit Default Swaps	$3,614	$—	$—	$3,614

Total	$3,614	$—	$—	$3,614

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Unconstrained Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	UNCONSTRAINED BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Credit Suisse First Boston International
Credit Default Swaps	$636,566	$(636,566)	$—	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$145,848	$—	$(49,725)	$96,123

Total	$782,414	$(636,566)	$(49,725)	$96,123

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

309 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

The following table presents Unconstrained Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2021:

	UNCONSTRAINED BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$49,725	$—	$(49,725)	$—

Total	$49,725	$—	$(49,725)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for

Semi-Annual Report September 2021 / 310

Notes to Financial Statements (Continued)

CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, there may be volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2021, certain interest-only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short, that is, without owning it, and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Corporate Bond Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Opportunistic High Income Credit Fund and Strategic Income Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The AlphaTrak 500 Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2021, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the six months ended September 30, 2021, the Funds did not receive any in-kind payments with respect to PIK securities.

311 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of September 30, 2021, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements. The average dollar amount and average interest rate of reverse repurchase agreements in the Total Return Bond Fund for the six months ended September 30, 2021, was $638,028,138 and (0.36)%.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of September 30, 2021, the Funds did not hold any reverse repurchase agreements.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Semi-Annual Report September 2021 / 312

Notes to Financial Statements (Continued)

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2021, the Low Duration Bond Fund held written options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all of the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

313 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted for swap contracts, net of assets received as collateral, is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities. As of September 30, 2021, there were no credit default swaps outstanding in the Funds.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve, or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2021, the Low Duration Bond Fund and Total Return Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above-listed S&P Index

Semi-Annual Report September 2021 / 314

Notes to Financial Statements (Continued)

derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR-based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps, is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2021, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

315 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages which were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19): Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization declared in March 2020 that the COVID-19 outbreak officially constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term

Semi-Annual Report September 2021 / 316

Notes to Financial Statements (Continued)

impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior. The ongoing COVID-19 crisis and any other public health emergency that may arise in the future could have a significant adverse impact on our investments and result in significant investment losses.

LIBOR Risk: The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. It is expected that market participants will transition to the use of different alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Bank Loan Risk: There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2021, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$17,554,415	$4,626,207
Corporate Bond Fund	4,557,179	2,668,403
Flexible Income Fund	45,783,542	34,873,556
Floating Rate Income Fund	139,994,814	98,448,897
High Yield Bond Fund	362,685,967	351,494,610
Intermediate Bond Fund	95,676,933	89,584,570
Investment Grade Credit Fund	13,859,058	1,900,576
Low Duration Bond Fund	609,524,472	395,255,778
Opportunistic High Income Credit Fund	3,197,517	626,150
Strategic Income Fund	6,903,108	1,940,549
Total Return Bond Fund	9,755,437,871	7,433,840,195
Ultra Short Bond Fund	26,169,576	30,318,856
Unconstrained Bond Fund	876,628,709	606,191,677

317 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the six months ended September 30, 2021 were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$6,964,048	$7,416,813
Corporate Bond Fund	7,379,072	7,758,792
Flexible Income Fund	162,198,669	163,687,656
Intermediate Bond Fund	1,491,327,833	1,486,236,833
Investment Grade Credit Fund	28,503,371	22,822,381
Low Duration Bond Fund	3,544,741,592	3,249,702,489
Opportunistic High Income Credit Fund	84,884	—
Strategic Income Fund	5,222,743	2,934,516
Total Return Bond Fund	208,471,681,509	212,609,146,308
Ultra Short Bond Fund	231,169,764	235,627,141
Unconstrained Bond Fund	2,570,480,763	2,636,782,303

There were no purchases or sales of securities from affiliated investment accounts for the six months ended September 30, 2021. These trades are in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Investment transactions in the shares of affiliated issuers for the six months ended September 30, 2021 were as follows:

	VALUE AT BEGINNING OF YEAR	PURCHASES	SALES	DIVIDEND/ INTEREST	VALUE AT END OF PERIOD	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	$—	$—

Total Return Bond Fund
Homer City Holdings LLC	—	—	—	—	—	—	—

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.50%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps over the same period. Under this agreement, the basic fee was increased by 0.07% resulting in $498,908 of total management fees for the six months ended September 30, 2021. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee increased by 0.17% resulting in $174,544 total management fees for the six months ended September 30, 2021.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be

Semi-Annual Report September 2021 / 318

Notes to Financial Statements (Continued)

accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the six months ended September 30, 2021, were as follows:

PORTFOLIO	INVESTMENT ADVISORY FEE RATE					CONTRACTUAL EXPENSE LIMITATION[1]

	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS
	0.00%-
AlphaTrak 500 Fund	0.70%	N/A	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	N/A	0.75%	0.50%	N/A	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	N/A	0.80%	0.55%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.55%	0.90%	0.70%	N/A	N/A	0.60%
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	N/A	0.30%	N/A	0.63%	0.44%	N/A	0.83%	N/A
Opportunistic High Income Credit Fund[2]	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
	0.50%-	0.50%-
Strategic Income Fund	1.90%	1.90%	N/A	N/A	N/A	1.04%	0.80%	N/A	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.54%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	N/A	0.50%	0.34%	N/A	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	0.65%	1.04%	0.80%	N/A	N/A	0.70%

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2023, unless approved by the Board.

2The Opportunistic High Income Credit Fund commenced operations on August 2, 2021.

At September 30, 2021, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2022	2023	2024	2025	TOTAL

AlphaTrak 500 Fund	$40,586	$48,578	$122,267	$—	$211,431
Corporate Bond Fund	138,411	179,693	257,070	131,248	706,422
Flexible Income Fund	84,349	195,102	309,577	201,831	790,859
Floating Rate Income Fund	20,804	9,650	8,677	6,045	45,176
High Yield Bond Fund	201,390	195,809	158,414	74,738	630,351
Intermediate Bond Fund	—	5,068	4,895	659	10,622
Investment Grade Credit Fund	142,645	191,069	259,548	127,028	720,290
Opportunistic High Income Credit Fund	—	—	—	30,730	30,730
Strategic Income Fund	—	40,102	58,687	303,971	402,760
Ultra Short Bond Fund	247,985	244,911	310,177	174,383	977,456

Total	$876,170	$1,109,982	$1,489,312	$1,050,633	$4,526,097

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. The annual retainer for each independent trustee is $135,000, and the additional retainer for the chairman of the Board is $55,500. The additional retainer for the chairman of the Audit Committee and the chairman of the Nomination and Governance Committee is $37,000 and $18,500, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

319 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, 0.25% for the Opportunistic High Income Credit Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the six months ended September 30, 2021. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2023, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class, but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	COMMITMENTS AND CONTINGENCIES

The Flexible Income Fund, Floating Rate Income Fund, High Yield Bond Fund, Intermediate Bond Fund, Low Duration Bond Fund, Opportunistic High Income Credit Fund, Total Return Bond Fund and Unconstrained Bond Fund had the following unfunded commitments and unrealized gain (loss) by investment as of September 30, 2021:

FLEXIBLE INCOME FUND

UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN (LOSS)
Intelsat Jackson Holdings SA, Delayed-Draw Term Loan, 1st Lien	July	2022	$201,750	$4,848
Precision Medicine Group LLC, Delayed-Draw Term Loan, 1st Lien	November	2027	46,221	(414)

Total Unfunded Commitments			$247,971	$4,434

FLOATING RATE INCOME FUND

UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN (LOSS)
Intelsat Jackson Holdings SA, Delayed-Draw Term Loan, 1st Lien	July	2022	$779,259	$18,725
Bifm CA Buyer, Inc., Delayed-Draw Term Loan, 1st Lien	May	2026	101,658	(383)
Precision Medicine Group LLC, Delayed-Draw Term Loan, 1st Lien	November	2027	346,658	(807)
Refficiency Holdings LLC, Delayed-Draw Term Loan, 1st Lien	December	2027	161,542	252
TricorBraun Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	March	2028	180,562	(770)
Convergint Technologies, Delayed-Draw Term Loan, 1st Lien	March	2028	6,654	31
Dessert Holdings, Inc., Delayed-Draw Term Loan	June	2028	315,854	65
Trident TPI Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	September	2028	124,586	362

Total Unfunded Commitments			$2,016,773	$17,475

HIGH YIELD BOND FUND

UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings SA, Delayed-Draw Term Loan, 1st Lien	July	2022	$1,294,562	$31,107

Total Unfunded Commitments			$1,294,562	$31,107

Semi-Annual Report September 2021 / 320

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings SA, Delayed-Draw Term Loan, 1st Lien	July	2022	$96,672	$2,323

Total Unfunded Commitments			$96,672	$2,323

LOW DURATION BOND FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings SA, Delayed-Draw Term Loan, 1st Lien	July	2022	$310,264	$7,455

Total Unfunded Commitments			$310,264	$7,455

OPPORTUNISTIC HIGH INCOME CREDIT FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings SA, Delayed-Draw Term Loan, 1st Lien	July	2022	$10,087	$242

Total Unfunded Commitments			$10,087	$242

TOTAL RETURN BOND FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings SA, Delayed-Draw Term Loan, 1st Lien	July	2022	$2,202,571	$52,926

Total Unfunded Commitments			$2,202,571	$52,926

UNCONSTRAINED BOND FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings SA, Delayed-Draw Term Loan, 1st Lien	July	2022	$445,940	$10,716

Total Unfunded Commitments			$445,940	$10,716

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK 500 FUND

	CLASS M	CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	2,773,846	3,268,505

Shares sold	684,765	696,121
Shares issued through reinvestment of distributions	17,603	207,881
Shares redeemed	(306,879)	(1,398,661)

Net increase (decrease) in fund shares	395,489	(494,659)

Shares outstanding at end of period	3,169,335	2,773,846

321 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

	CORPORATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	768,830	84,928	444,057	231,865

Shares sold	97,385	1,236,850	324,868	302,004
Shares issued through reinvestment of distributions	6,327	18,359	5,899	13,508
Shares redeemed	(244,871)	(571,307)	(36,668)	(103,320)

Net increase (decrease) in fund shares	(141,159)	683,902	294,099	212,192

Shares outstanding at end of period	627,671	768,830	738,156	444,057

	FLEXIBLE INCOME FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	2,147,224	123	16,108,760	909,949

Shares sold	1,061,770	3,246,654	2,497,447	15,480,089
Shares issued through reinvestment of distributions	102,011	64,488	751,567	446,626
Shares redeemed	(883,946)	(1,164,041)	(3,305,599)	(727,903)

Net increase (decrease) in fund shares	279,835	2,147,101	(56,585)	15,198,812

Shares outstanding at end of period	2,427,059	2,147,224	16,052,175	16,108,761

	FLOATING RATE INCOME FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	1,387,808	677,246	41,999,130	27,856,410

Shares sold	321,318	1,261,859	6,686,969	15,726,159
Shares issued through reinvestment of distributions	19,335	28,802	612,923	875,259
Shares redeemed	(224,618)	(580,099)	(3,436,484)	(2,458,698)

Net increase in fund shares	116,035	710,562	3,863,408	14,142,720

Shares outstanding at end of period	1,503,843	1,387,808	45,862,538	41,999,130

	FLOATING RATE INCOME FUND
	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	PERIOD ENDED MARCH 31, 2021*

Change in Fund shares:
Shares outstanding at beginning of period	10	—

Shares sold	—	10
Shares issued through reinvestment of distributions	—	—

Net increase in fund shares	—	10

Shares outstanding at end of period	10	10

* The Plan Class commenced operations on January 29, 2021.

Semi-Annual Report September 2021 / 322

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	18,755,387	13,656,919	54,120,573	31,231,832

Shares sold	2,383,406	12,682,957	9,546,901	48,545,618
Shares issued through reinvestment of distributions	308,065	598,528	945,392	1,644,258
Shares redeemed	(2,170,596)	(8,183,017)	(7,709,209)	(27,301,135)

Net increase in fund shares	520,875	5,098,468	2,783,084	22,888,7@41

Shares outstanding at end of period	19,276,262	18,755,387	56,903,657	54,120,573

	INTERMEDIATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	3,395,400	3,177,342	71,377,801	65,097,687

Shares sold	367,287	1,297,628	7,689,526	21,529,757
Shares issued through reinvestment of distributions	15,809	126,637	432,222	2,595,867
Shares redeemed	(580,643)	(1,206,207)	(5,396,127)	(17,845,510)

Net increase (decrease) in fund shares	(197,547)	218,058	2,725,621	6,280,114

Shares outstanding at end of period	3,197,853	3,395,400	74,103,422	71,377,801

	INVESTMENT GRADE CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	219,784	86,723	1,044,749	666,665

Shares sold	390,849	432,102	1,560,601	463,146
Shares issued through reinvestment of distributions	5,873	14,422	36,232	76,716
Shares redeemed	(123,347)	(313,463)	(135,648)	(161,778)

Net increase in fund shares	273,375	133,061	1,461,185	378,084

Shares outstanding at end of period	493,159	219,784	2,505,934	1,044,749

	LOW DURATION BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	50,165,234	51,991,467	229,018,746	168,341,807

Shares sold	4,091,560	13,288,674	58,627,177	105,146,438
Shares issued through reinvestment of distributions	193,379	574,080	1,123,914	2,570,754
Shares redeemed	(2,795,047)	(15,688,987)	(42,494,943)	(47,040,253)

Net increase (decrease) in fund shares	1,489,892	(1,826,233)	17,256,148	60,676,939

Shares outstanding at end of period	51,655,126	50,165,234	246,274,894	229,018,746

323 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	7,678	8,384

Shares sold	216,521	763
Shares issued through reinvestment of distributions	283	60
Shares redeemed	(2,383)	(1,529)

Net increase (decrease) in fund shares	214,421	(706)

Shares outstanding at end of period	222,099	7,678

	OPPORTUNISTIC HIGH INCOME CREDIT FUND

	CLASS M	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2021 (UNAUDITED)*	PERIOD ENDED SEPTEMBER 30, 2021 (UNAUDITED)*

Change in Fund shares:
Shares outstanding at beginning of period	—	—

Shares sold	10	303,418
Shares issued through reinvestment of distributions	—	2,714

Net increase in fund shares	10	306,132

Shares outstanding at end of period	10	306,132

* The Fund commenced operations on August 2, 2021.

	STRATEGIC INCOME FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	1,975,844	1,428,333	1,251,843	6,621,937

Shares sold	700,771	1,585,527	462,833	712,954
Shares issued through reinvestment of distributions	87,607	99,943	54,933	202,975
Shares redeemed	(316,629)	(1,137,959)	(202,015)	(6,286,023)

Net increase (decrease) in fund shares	471,749	547,511	315,751	(5,370,094)

Shares outstanding at end of period	2,447,593	1,975,844	1,567,594	1,251,843

	TOTAL RETURN BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	661,139,405	807,293,176	4,897,035,762	4,144,455,446

Shares sold	78,479,144	246,419,869	703,921,270	1,648,449,661
Shares issued through reinvestment of distributions	3,355,647	50,332,883	28,303,121	258,093,148
Shares redeemed	(95,757,814)	(442,906,523)	(677,345,282)	(1,153,962,493)

Net increase (decrease) in fund shares	(13,923,023)	(146,153,771)	54,879,109	752,580,316

Shares outstanding at end of period	647,216,382	661,139,405	4,951,914,871	4,897,035,762

Semi-Annual Report September 2021 / 324

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND

	CLASS I-2	CLASS I-2
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	10,801,035	9

Shares sold	8,444,540	11,338,778
Shares issued through reinvestment of distributions	87,877	547,958
Shares redeemed	(1,309,306)	(1,085,710)

Net increase in fund shares	7,223,111	10,801,026

Shares outstanding at end of period	18,024,146	10,801,035

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	192,427,211	156,243,805	2,425,345,101	2,277,531,666

Shares sold	16,840,671	59,236,353	258,586,425	725,752,496
Shares issued through reinvestment of distributions	843,628	10,248,450	14,855,203	145,266,719
Shares redeemed	(22,761,459)	(33,301,397)	(347,943,409)	(723,205,780)

Net increase (decrease) in fund shares	(5,077,160)	36,183,406	(74,501,781)	147,813,435

Shares outstanding at end of period	187,350,051	192,427,211	2,350,843,320	2,425,345,101

	ULTRA SHORT BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	14,559,872	6,709,806	42,554,510	18,036,590

Shares sold	2,880,111	21,914,311	10,400,014	41,150,119
Shares issued through reinvestment of distributions	33,294	61,610	146,746	255,902
Shares redeemed	(4,620,959)	(14,125,855)	(9,173,352)	(16,888,101)

Net increase (decrease) in fund shares	(1,707,554)	7,850,066	1,373,408	24,517,920

Shares outstanding at end of period	12,852,318	14,559,872	43,927,918	42,554,510

325 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	21,607,830	24,012,697	273,766,820	248,328,242

Shares sold	1,870,009	4,522,456	60,337,386	96,605,193
Shares issued through reinvestment of distributions	244,075	693,758	2,966,047	7,137,466
Shares redeemed	(1,977,775)	(7,621,081)	(26,663,082)	(78,304,081)

Net increase (decrease) in fund shares	136,309	(2,404,867)	36,640,351	25,438,578

Shares outstanding at end of period	21,744,139	21,607,830	310,407,171	273,766,820

	UNCONSTRAINED BOND FUND
	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of period	5,342,862	8

Shares sold	8,760,388	10,304,063
Shares issued through reinvestment of distributions	123,647	230,276
Shares redeemed	(3,971,537)	(5,191,485)

Net increase in fund shares	4,912,498	5,342,854

Shares outstanding at end of period	10,255,360	5,342,862

10.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At September 30, 2021, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	AMOUNT UTILIZED IN CURRENT YEAR	SHORT-TERM NON-EXPIRING AMOUNTS*	LONG-TERM NON-EXPIRING AMOUNTS*

Floating Rate Income Fund	$1,127,646	$—	$2,455,881
High Yield Bond Fund	33,938,119	—	29,747,978
Low Duration Bond Fund	15,497,575	—	33,200,241
Strategic Income Fund	1,383,543	—	261,312
Ultra Short Bond Fund	—	738,743	4,955,887
Unconstrained Bond Fund	4,858,243	—	—

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Semi-Annual Report September 2021 / 326

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of March 31, 2021, the components of accumulated earnings (accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$2,572,181	$28,397	$33,139	$732,925	$2,290,446	$—
Undistributed long-term gains	3,730,361	28,361	540,585	—	—	2,724,855
Other temporary differences	(1,175)	(236)	(5,985)	(129,447)	(227,704)	(39,094)
Accumulated capital loss carryforwards and post-October losses	—	—	—	(2,455,881)	(29,747,978)	(1,228,731)
Net unrealized appreciation (depreciation)	403,972	(202,571)	(2,987,480)	1,758,369	(14,206,307)	6,189,885

Total accumulated earnings (losses)	$6,705,339	$(146,049)	$(2,419,741)	$(94,034)	$(41,891,543)	$7,646,915

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$23,540	$1,619,990	$—	$557,772	$—	$359,317
Undistributed long-term gains	—	—	—	—	—	—
Other temporary differences	—	(265,144)	—	(10,104)	(11,493,390)	(8,287)
Accumulated capital loss carryforwards and post-October losses	—	(33,200,241)	—	(261,312)	(831,930,742)	(5,694,630)
Net unrealized appreciation (depreciation)	(427,747)	6,025,923	—	(4,463,123)	571,503,888	(46,258)

Total accumulated earnings (losses)	$(404,207)	$(25,819,472)	$—	$(4,176,767)	$(271,920,244)	$(5,389,858)

UNCONSTRAINED BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$29,892,218
Undistributed long-term gains	20,305,457
Other temporary differences	(1,536,022)
Accumulated capital loss carryforwards and post-October losses	—
Net unrealized appreciation (depreciation)	(43,399,701)

Total accumulated earnings (losses)	$5,261,952

327 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		CORPORATE BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,321,651	$2,237,632	$319,404	$204,951
Net long-term capital gains	1,241,454	1,118,170	32,833	2,637

Total taxable distributions	$2,563,105	$3,355,802	$352,237	$207,588

	FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,004,078	$1,296,742	$10,150,408	$11,164,984
Net long-term capital gains	108,995	—	—	—

Total taxable distributions	$5,113,073	$1,296,742	$10,150,408	$11,164,984

	HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$24,840,015	$18,572,855	$24,703,086	$20,518,140
Net long-term capital gains	—	—	5,051,576	—

Total taxable distributions	$24,840,015	$18,572,855	$29,754,662	$20,518,140

	INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$863,178	$685,951	$29,545,421	$49,221,473
Net long-term capital gains	45,944	20,599	—	—

Total taxable distributions	$909,122	$706,550	$29,545,421	$49,221,473

	STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,358,251	$3,413,896	$4,488,711,334	$2,492,448,522
Net long-term capital gains	—	—	1,033,756,885	218,637,193

Total taxable distributions	$2,358,251	$3,413,896	$5,522,468,219	$2,711,085,715

Semi-Annual Report September 2021 / 328

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31, 2021	MARCH 31, 2020	MARCH 31, 2021	MARCH 31, 2020
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,364,313	$2,644,483	$116,535,196	$120,977,138

Total taxable distributions	$1,364,313	$2,644,483	$116,535,196	$120,977,138

Tax Cost

As of September 30, 2021, gross unrealized appreciation (depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Tax Cost	$42,910,728	$14,551,419	$204,545,426	$484,031,857	$811,098,801	$854,093,651

Gross unrealized appreciation	1,353,134	261,111	2,554,281	5,194,412	22,206,480	11,282,999
Gross unrealized (depreciation)	(694,756)	(265,799)	(9,148,607)	(2,430,688)	(34,184,043)	(6,092,846)

Net unrealized appreciation (depreciation)	$658,378	$(4,688)	$(6,594,326)	$2,763,724	$(11,977,563)	$5,190,153

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND

Tax Cost	$29,957,862	$3,111,842,544	$3,366,447	$35,081,226	$106,652,033,331	$258,669,327

Gross unrealized appreciation	378,416	21,551,926	68,316	873,156	1,666,164,085	906,421
Gross unrealized (depreciation)	(908,833)	(18,279,265)	(41,246)	(5,177,482)	(824,039,717)	(928,033)

Net unrealized appreciation (depreciation)	$(530,417)	$3,272,661	$27,070	$(4,304,326)	$842,124,368	$(21,612)

UNCONSTRAINED BOND FUND

Tax Cost	$4,497,613,280

Gross unrealized appreciation	88,577,087
Gross unrealized (depreciation)	(131,187,795)

Net unrealized appreciation (depreciation)	$(42,610,708)

11.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purposes with an expiration date of October 8, 2022. The interest rate on borrowing is the federal funds rate plus 1.25%. There were no borrowings from the line of credit as of or during the six months ended September 30, 2021. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

329 / Semi-Annual Report September 2021

Notes to Financial Statements (Continued)

13.	NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04 — Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Semi-Annual Report September 2021 / 330

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013, as amended (the “Agreement”), between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each Fund then existing at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain Funds. The Agreement was most recently amended on July 29, 2021 for the purpose of adding the Metropolitan West ESG Securitized Fund (the “ESG Securitized Fund”) and the Metropolitan West Opportunistic High Income Credit Fund (the “Opportunistic High Income Credit Fund”). Following the Agreement’s initial two-year term with respect to each Fund, the Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees of the Trust (the “Board”), and, in either event, by a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), (the “Independent Trustees”) casting votes in person at a meeting called for that purpose.

On September 20, 2021, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2022 through February 5, 2023 with respect to each Fund, other than the ESG Securitized Fund and the Opportunistic High Income Credit Fund, for which the Agreement remains in the initial two-year term. The Board met by videoconference to approve that renewal, notwithstanding the in-person approval requirement that normally applies under the Investment Company Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees also met by telephone in a working session on August 24, 2021 to hear presentations by representatives of the Adviser, to ask related questions, to review and discuss materials provided by the Adviser for their consideration, and to meet separately with their independent legal counsel. On September 20, 2021 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Adviser. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1.	Information received

Materials reviewed — During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. The information in the Adviser’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to peer groups of mutual funds selected by Broadridge. After reviewing this information, the Trustees requested additional information from the Adviser, which the Adviser provided and the Trustees considered.

Review process — The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. The Independent Trustees were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Trustees also discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and Independent Trustees.

2.	Nature, extent, and quality of services provided by the Adviser

The Board and the Independent Trustees considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Adviser; and the ability of its organizational structure to address the growth in assets over the past several years. The Board and the Independent Trustees considered the ability of the Adviser to attract and retain well-qualified investment professionals, noting in particular the Adviser’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Trustees also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the

331 / Semi-Annual Report September 2021

substantial additional resources made available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser. The Board and the Independent Trustees examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Adviser’s institutional and sub-advised clients, as well as the Adviser’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Adviser and the Independent Trustees. The Adviser explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Trustees and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3.	Investment results

The Board and the Independent Trustees considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2021. The Board and the Independent Trustees reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Adviser. In reviewing each Fund’s relative performance, the Board and the Independent Trustees took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Trustees noted that each Fund’s performance was satisfactory over the relevant periods and in some cases very favorable, particularly over longer periods, which the Board and the Independent Trustees believe are generally the most relevant. The Board and the Independent Trustees indicated their belief that the performance of each Fund for periods where the Fund lagged its respective peer group average remained satisfactory when assessed on a risk-adjusted basis, in part because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns. The Board and the Independent Trustees recognized the Adviser’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Trustees believed that relative performance also should be considered in light of future market conditions expected by the Adviser. The Board and the Independent Trustees noted the Adviser’s view that longer term performance can be more meaningful for active fixed income funds such as the Funds because market cycles in fixed income are generally longer than three years. The Board and the Independent Trustees also considered data showing that the Funds generally experienced less volatility for many periods compared to other funds in the applicable peer groups.

For the Metropolitan West Total Return Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second (Class I)/second (Class M) quintile for the ten-year period, the fourth (Class I)/fourth (Class M) quintile for the five-year period, the second (Class I)/third (Class M) quintile for the three-year period and the fifth (Class I)/fifth (Class M) quintile for the one-year period.

For the Metropolitan West Unconstrained Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the fourth quintile for the five-year period, the second quintile for the three-year period and the third quintile for the one-year period.

For the Metropolitan West Low Duration Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the third quintile for the five- and three-year periods and the fourth quintile for the one-year period.

For the Metropolitan West Intermediate Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-, five- and three-year periods and the second quintile for the one-year period.

For the Metropolitan West High Yield Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third quintile for the ten-year period, the second quintile for the five-year period, the first quintile for the three-year period and the fifth quintile for the one-year period.

For the Metropolitan West Floating Rate Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the five-year period, the first quintile for the three-year period and the fifth quintile for the one-year period. The Board and the Independent Trustees noted the substantially lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West Ultra Short Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the fourth quintile for the ten-year period and the fifth quintile for the five-, three- and one-year periods. The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance, including that the Fund is generally being managed with lower interest rate risk and credit risk as compared to the peer group funds. The Board also considered that the peer funds can have substantially longer dollar-weighted average maturities than would be permitted for this Fund, and those longer averages can result in higher performance under the prevailing market conditions over the applicable periods. The Board and the Independent further noted the substantially lower volatility for this Fund compared to the funds in the peer group.

Semi-Annual Report September 2021 / 332

For the Flexible Income Fund, the Board and the Independent Trustees noted that the Fund was in the fourth quintile for the one-year period and the first quintile for the period since the Fund’s inception on November 30, 2018. The Board and the Independent Trustees also noted the substantially lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West AlphaTrak 500 Fund, the Board and the Independent Trustees noted that the Fund was in the first quintile for the ten- and five-year periods, the second quintile for the three-year period and the first quintile for the one-year period.

For the Metropolitan West Strategic Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the third quintile for the five-year period and the second quintile for the three- and one-year periods. The Board and the Independent Trustees also considered the limitations of using the absolute return funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Investment Grade Credit Fund, the Board and the Independent Trustees noted that the Fund was in the first quintile for the one-year period and the period since the Fund’s inception on June 29, 2018.

For the Corporate Bond Fund, the Board and the Independent Trustees noted that the Fund was in the fourth quintile for the one-year period and the first quintile for the period since the Fund’s inception on June 29, 2018.

The Board and the Independent Trustees concluded that the Adviser was implementing each Fund’s investment objective(s) and that the Adviser’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4.	Advisory fees and total expenses

The Board and the Independent Trustees compared the management fees (which Broadridge defines to include advisory fee and administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense levels of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Trustees by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Trustees observed that each Fund’s management fee was below or near the median of the peer group funds on a current basis, with the exception of the Unconstrained Bond Fund, the Floating Rate Income Fund and the Strategic Income Fund. The Board and the Independent Trustees noted the divergence in the management fees of the Unconstrained Bond Fund and the Floating Rate Income Fund as compared to the medians of their respective peer groups, which the Board did not consider to be unreasonable, with the management fees for the Unconstrained Bond Fund and the Floating Rate Income Fund each approximately 6 basis points higher than those medians. With respect to the Strategic Income Fund, the Board and the Independent Trustees considered the Adviser’s view that the Broadridge peer group did not provide a suitable comparison given the significant differences in the strategies used by the Fund as compared to those used by funds in the peer group. In particular, the Adviser’s view is that the Strategic Income Fund should instead be compared to private absolute return funds, which the Adviser views as that Fund’s closest relevant comparison and to which its fees and expenses compare very favorably. The Board and the Independent Trustees further noted that the AlphaTrak 500 Fund and the Strategic Income Fund at the time of the meeting each employed a fulcrum fee that adjusts upward from a basic fee only if the Fund has favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board and the Independent Trustees noted that such a fee structure is designed so that the advisory fee payable to the Adviser by either Fund would be on the higher end of the fee range only if the Fund had favorable relative net performance and considered the appropriateness of the use of the AlphaTrak 500 Fund’s and the Strategic Income Fund’s respective benchmark indexes for these purposes, which the Adviser views as reasonable. The Board and the Independent Trustees further considered that the Adviser has proposed to change the fulcrum fee structure to a flat fee structure for each of the AlphaTrak 500 Fund and Strategic Income Fund, and that those proposals would be submitted for a vote by shareholders of the applicable Fund. The Board noted that if the new advisory fee structure had been in place for the year ended May 31, 2021, the management fee for each of the Strategic Income Fund and the AlphaTrak 500 Fund would have been well below the respective medians.

In considering the Funds’ total operating expenses, the Board and the Independent Trustees observed that each Fund’s total expenses were below or near the median of the peer group funds on a current basis, with the exception of the AlphaTrak 500 Fund, the Strategic Income Fund and Class M of the Total Return Bond Fund. The Board and the Independent Trustees noted that if the new advisory fee structure had been in place for the year ended May 31, 2021, the total expenses of the AlphaTrak 500 Fund would have been below the median, while the total expenses of the Strategic Income Fund would have been approximately 7 basis points above the median. The Board further noted that the total expenses of Class M shares of the Total Return Bond Fund were approximately 6 basis points above the median and determined that these divergences were not unreasonable. The Board and the Independent Trustees also considered the contractual expense limitations to which the Adviser has agreed with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. They noted that although the Adviser may recoup, and has recouped in the past, certain fees and/or expenses previously waived or reimbursed for certain Funds, such recoupment is permitted only if it does not cause the applicable Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/ or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Board and the Independent Trustees concluded that the competitive fees charged by the Adviser, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

333 / Semi-Annual Report September 2021

The Board and the Independent Trustees also reviewed information regarding the advisory fees charged by the Adviser to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Trustees concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Adviser to the Funds and the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5.	The Adviser’s costs, level of profits, and economies of scale

The Board and the Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel compensation costs, which constitute the Adviser’s largest operating cost. The Board and the Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Trustees also reviewed a comparison of the Adviser’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Adviser believed supported its view that the Adviser’s profitability was reasonable. Based on their review, the Board and the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. For example, the largest Fund, the Total Return Bond Fund, is one of the largest mutual funds in its peer group, but its actual management fees and total expenses remain at or below the peer group median. The Board and the Independent Trustees recognized the benefits of the Adviser’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Trustees also noted the Adviser’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Trustees further noted the Adviser’s past and current subsidies of the operating expenses of newer and smaller Funds and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Trustees considered the risk borne by the Adviser that the Funds’ net assets and thus the Adviser’s fees might decline and that smaller Funds might not grow to become profitable. The Board and the Independent Trustees concluded that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6.	Ancillary benefits

The Board and the Independent Trustees also considered other actual and potential financial benefits to the Adviser or its affiliates. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser. They noted that the principal underwriter for the Funds’ shares is affiliated with the Adviser but does not derive a profit from that role. The Board and the Independent Trustees concluded that any potential benefits received or to be derived by the Adviser from its relationships with the Funds are reasonably related to the services provided by the Adviser to the Funds.

7.	Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

Semi-Annual Report September 2021 / 334

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds Inc.	TCW Direct Lending LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending VII LLC
Metropolitan West Funds	TCW Direct Lending VIII LLC
Sepulveda Management LLC

Effective May 2021

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

335 / Semi-Annual Report September 2021

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	SEPULVEDA MANAGEMENT LLC

TCW FUNDS, INC.	TCW DIRECT LENDING LLC

TCW STRATEGIC INCOME FUND, INC.	TCW DIRECT LENDING VII LLC

METROPOLITAN WEST FUNDS	TCW DIRECT LENDING VIII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Semi-Annual Report September 2021 / 336

MetWest Funds

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 241 4671

www.TCW.com

Board of Trustees

Ronald J. Consiglio

Patrick C. Haden

Martin Luther King, III

Laird R. Landmann

Peter McMillan

Patrick Moore

Robert G. Rooney

Andrew Tarica

Officers

David Lippman

President and Principal Executive Officer

Richard Villa

Treasurer, Principal Financial Officer and

Principal Accounting Officer

Gladys Xiques

Chief Compliance Officer and

Anti-Money Laundering Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

TCW Fund Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call: (213) 244-0000 or (800) 241-4671 (toll-free)

www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to their portfolios’ securities during the most recent 12-month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 11/2021

(b) Not Applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             Metropolitan West Funds

By (Signature and Title)*       /s/ David B. Lippman

David B. Lippman, President and Principal Executive Officer

(principal executive officer)

Date    December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ David B. Lippman

David B. Lippman, President and Principal Executive Officer

(principal executive officer)

Date    December 3, 2021

By (Signature and Title)*       /s/ Richard Villa

Richard Villa, Treasurer, Principal Financial Officer and Principal

Accounting Officer

(principal financial officer)

Date    December 3, 2021

* Print the name and title of each signing officer under his or her signature.